UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

MAXAR TECHNOLOGIES INC.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED JANUARY 31, 2023
Maxar Technologies Inc.
1300 West 120th Avenue
Westminster, Colorado 80234
(303) 684-7660
[           ], 2023
Dear Maxar Stockholder:
You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, which we refer to as the “Special Meeting”) of stockholders of Maxar Technologies Inc., a Delaware corporation (which we refer to as “Maxar,” the “Company,” “we,” “us,” and “our”), to be held virtually via live webcast on [           ], 2023, beginning at [           ] Mountain Time (unless the Special Meeting is adjourned or postponed). Maxar stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/MAXR2023SM, which we refer to as the “Special Meeting website.” To attend the Special Meeting, you must pre-register at [           ] by [           ] Mountain Time on [           ], 2023. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the Special Meeting.
At the Special Meeting, you will be asked to consider and vote on (a) a proposal to adopt the Agreement and Plan of Merger, dated as of December 15, 2022 (as it may be amended from time to time, which we refer to as the “Merger Agreement”), by and among Maxar, Galileo Parent, Inc., a Delaware corporation (which we refer to as “Parent”), Galileo Bidco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (which we refer to as “Merger Sub”), and solely for the purposes set forth therein, Galileo Topco, Inc., a Delaware corporation and an indirect parent of Parent (which we refer to as “Preferred Equity Issuer”) (such proposal, which we refer to as the “Merger Agreement Proposal”), (b) a proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Maxar’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement (which we refer to as the “Compensation Proposal”) and (c) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (which we refer to as the “Adjournment Proposal”). Parent, Merger Sub and Preferred Equity Issuer are affiliates of funds advised by Advent International Corporation. British Columbia Investment Management Corporation or one or more of its affiliates will also be a minority investor in Preferred Equity Issuer. Pursuant to the terms of the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Maxar (which we refer to as the “Merger”), with Maxar continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Parent.
The Merger Agreement provides that, subject to certain exceptions, each share of common stock, par value $0.0001 per share, of Maxar (which we refer to as “Maxar common stock”) issued and outstanding immediately prior to the effective time of the Merger (which we refer to as the “Effective Time”) will, at the Effective Time, automatically be converted into the right to receive $53.00 in cash, without interest (which we refer to as the “Merger Consideration”), subject to any required tax withholding.
If the Merger is completed, you will be entitled to receive the Merger Consideration, less any applicable withholding taxes, for each share of Maxar common stock that you own immediately prior to the Effective Time (unless you have properly and validly exercised and do not withdraw your appraisal rights under Section 262 of the General Corporation Law of the State of Delaware).
The Board of Directors of Maxar, after considering the factors more fully described in the enclosed proxy statement, has unanimously: (a) determined that the Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Maxar and its stockholders; (b) approved the Merger Agreement and the transactions contemplated thereby, including the execution, delivery and performance of the Merger Agreement; (c) recommended that Maxar stockholders adopt the Merger Agreement; and (d) directed that the adoption of the Merger Agreement be submitted for consideration by Maxar stockholders at the Special Meeting. The Board of Directors unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement.
The proxy statement also describes the actions and determinations of the Board of Directors in connection with its evaluation of the Merger Agreement and the Merger. You should carefully read and consider the entire enclosed proxy statement and its annexes, including the Merger Agreement, as they contain important information about, among other things, the Merger and how it affects you.
Whether or not you plan to attend the virtual Special Meeting, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting at the Special Meeting”). If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted.
If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions.
Your vote is very important, regardless of the number of shares that you own. We cannot complete the Merger unless the Merger Agreement Proposal is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Maxar common stock entitled to vote thereon at the Special Meeting. If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
GEORGESON LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Toll-Free: 888-613-9817
Email: Maxar@Georgeson.com
On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of these matters.
Sincerely,
/s/

General Howell M. Estes III
Chair of the Board of Directors
Maxar Technologies Inc.
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [           ], 2023, and, together with the enclosed form of proxy card, is first being mailed to Maxar stockholders on or about [           ], 2023.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION,
DATED JANUARY 31, 2023
Maxar Technologies Inc.
1300 West 120th Avenue
Westminster, Colorado 80234
(303) 684-7660
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [           ], 2023
Notice is hereby given that a special meeting (including any adjournments or postponements thereof, which we refer to as the “Special Meeting”) of stockholders of Maxar Technologies Inc., a Delaware corporation (which we refer to as “Maxar,” the “Company,” “we,” “us,” and “our”), will be held virtually via live webcast on [           ], 2023, beginning at [           ] Mountain Time (unless the Special Meeting is adjourned or postponed). Maxar stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/MAXR2023SM, which we refer to as the “Special Meeting website.” To attend the Special Meeting, you must pre-register at [           ] by [           ] Mountain Time on [           ], 2023. For purposes of attendance at the Special Meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the Special Meeting. The Special Meeting is being held for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of December 15, 2022 (as it may be amended from time to time, which we refer to as the “Merger Agreement”), by and among Maxar, Galileo Parent, Inc., a Delaware corporation (which we refer to as “Parent”), Galileo Bidco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (which we refer to as “Merger Sub”), and solely for the purposes set forth therein, Galileo Topco, Inc., a Delaware corporation and an indirect parent of Parent (which we refer to as “Preferred Equity Issuer”). Pursuant to the terms of the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Maxar (which we refer to as the “Merger”), with Maxar continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Parent (which we refer to as the “Merger Agreement Proposal”);

2.
To consider and vote on the proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Maxar’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (which we refer to as the “Compensation Proposal”); and

3.
To consider and vote on any proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (which we refer to as the “Adjournment Proposal”).

Only Maxar stockholders of record as of the close of business on [           ], 2023, are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement or other delay thereof.
The Board of Directors unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Whether or not you plan to attend the virtual Special Meeting, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting at the Special Meeting”). If you attend the Special Meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Agreement Proposal, without your instructions. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the Merger Agreement Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.
By Order of the Board of Directors,
/s/

General Howell M. Estes III
Chair of the Board of Directors
Maxar Technologies Inc.
Westminster, Colorado
Dated: [           ], 2023

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) OVER THE INTERNET; OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote before the Special Meeting in the manner described in the enclosed proxy statement.
If you fail to (1) return your proxy card, (2) grant your proxy electronically over the Internet or by telephone or (3) attend the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal.
You should carefully read and consider the entire accompanying proxy statement and its annexes, including the Merger Agreement, along with all of the documents incorporated by reference into the accompanying proxy statement, as they contain important information about, among other things, the Merger and how it affects you. If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Maxar common stock, please contact our proxy solicitor:
GEORGESON LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Toll-Free: 888-613-9817
Email: Maxar@Georgeson.com

i

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ANNEX A — AGREEMENT AND PLAN OF MERGER, ENTERED INTO BY GALILEO PARENT, INC., GALILEO BIDCO, INC., GALILEO TOPCO, INC. AND MAXAR TECHNOLOGIES INC., DATED AS OF DECEMBER 15, 2022	A-1
ANNEX B — OPINION OF J.P. MORGAN SECURITIES LLC, DATED AS OF DECEMBER 15, 2022	B-1
ANNEX C — SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE	C-1

iii

SUMMARY
This summary highlights selected information from this proxy statement related to the Merger and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including the Merger Agreement (as defined below), along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.” A copy of the Merger Agreement is attached as Annex A to this proxy statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger.
Except as otherwise specifically noted in this proxy statement, “Maxar,” “we,” “our,” “us,” the “Company” and similar words refer to Maxar Technologies Inc. Throughout this proxy statement, we refer to Galileo Parent, Inc. as “Parent,” Galileo Bidco, Inc. as “Merger Sub,” Galileo Topco, Inc. as “Preferred Equity Issuer” and Maxar, Parent, Merger Sub and Preferred Equity Issuer each as a “party” and together as the “parties.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated as of December 15, 2022 (as it may be amended from time to time), by and among Maxar, Parent, Merger Sub and solely for the purposes set forth therein, Preferred Equity Issuer as the “Merger Agreement”; our common stock, par value $0.0001 per share, as “Maxar common stock”; and the holders of shares of Maxar common stock as “Maxar stockholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
Parties Involved in the Merger (see page 28)
Maxar Technologies Inc.
Maxar is a provider of comprehensive space solutions and secure, precise, geospatial intelligence. Maxar delivers disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Maxar’s unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost effectiveness. Maxar’s 4,400 team members in over 20 global locations are inspired to harness the potential of space to help Maxar’s customers create a better world. Maxar’s principal executive offices are located at 1300 West 120th Avenue, Westminster, Colorado 80234, and its telephone number is (303) 684-7660. Maxar common stock is listed on the New York Stock Exchange (which we refer to as the “NYSE”) and the Toronto Stock Exchange (which we refer to as the “TSX”) under the symbol “MAXR.”
Galileo Parent, Inc.
Parent was incorporated on December 12, 2022, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement.
Galileo Bidco, Inc.
Merger Sub is a wholly owned subsidiary of Parent and was incorporated on December 12, 2022, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement.
Galileo Topco, Inc.
Preferred Equity Issuer is an indirect parent of Parent and was incorporated on December 8, 2022, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement.
Parent, Merger Sub and Preferred Equity Issuer are each affiliated with Advent International Corporation (which we refer to as “Advent”). British Columbia Investment Management Corporation

(which we refer to as “BCI,” and, collectively with Advent, as the “Sponsors”) or one or more of its affiliates will also be a minority investor in Preferred Equity Issuer. Advent, based in Boston, MA, is a leading global private equity firm focused on partnering with management teams to deliver sustained revenue and earnings growth for its portfolio companies in five core sectors, including business and financial services; health care; industrial; retail, consumer and leisure; and technology (including investments in defense, security and cybersecurity as well as critical national infrastructure). BCI is amongst the largest institutional investors in Canada and is invested in fixed income and private debt, public and private equity, infrastructure and renewable resources, as well as real estate equity and real estate debt. BCI’s private equity program actively manages a global portfolio of privately-held companies in the business services, consumer, financial services, healthcare, industrials, and technology, media and telecommunications sectors. At the Effective Time (as defined in the section of this proxy statement entitled “— The Merger”), the Surviving Corporation (as defined in the section of this proxy statement entitled “— The Merger”) will be indirectly owned by the Sponsors and certain of their affiliates.
The Merger (see page 73)
On the terms and subject to the conditions of the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware (which we refer to as the “DGCL”), Merger Sub will merge with and into Maxar (which we refer to as the “Merger”), the separate corporate existence of Merger Sub will cease and Maxar will continue its corporate existence under the DGCL as the surviving corporation in the Merger (which we refer to as the “Surviving Corporation”). As a result of the Merger, Maxar common stock will no longer be publicly traded and will be delisted from the NYSE and the TSX. In addition, Maxar common stock will be deregistered under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), and Maxar will no longer file periodic or other reports with the United States Securities and Exchange Commission (which we refer to as the “SEC”) or applicable Canadian securities regulators. If the Merger is completed, you will not own any shares of capital stock of the Surviving Corporation, subject to your appraisal rights (see the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights”). The Merger will become effective at such time as the certificate of merger with respect to the Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be mutually agreed by Maxar and Merger Sub and specified in the certificate of merger in accordance with the DGCL (which we refer to as the “Effective Time”).
Merger Consideration (see page 29)
Maxar Common Stock
At the Effective Time, by virtue of the Merger and without any action on the part of Maxar, Parent, Merger Sub, Preferred Equity Issuer or the holders of any securities of Maxar or Merger Sub, each share of Maxar common stock issued and outstanding immediately prior to the Effective Time (other than (a) certain shares of Maxar common stock held in the Maxar treasury or owned, directly or indirectly, by Parent, Merger Sub, or any wholly owned subsidiaries of Maxar (in each case, other than any such shares of Maxar common stock held in a fiduciary, representative or other capacity on behalf of third parties), in each case immediately prior to the Effective Time and (b) shares of Maxar common stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders who have not voted in favor of the adoption of the Merger Agreement and who have properly and validly exercised (and not withdrawn) appraisal rights in accordance with, and who have complied with, Section 262 of the DGCL (which we refer to, collectively, as the “Unconverted Shares”)) will be converted automatically into the right to receive $53.00 in cash, without interest (which we refer to as the “Merger Consideration”), subject to any required tax withholding.
At or prior to the Effective Time, Parent will deposit (or cause to be deposited) with a designated paying agent a cash amount that is sufficient to pay the aggregate Merger Consideration in exchange for all shares of Maxar common stock outstanding immediately prior to the Effective Time (other than the Unconverted Shares). For more information, please see the section of this proxy statement entitled “The Merger Agreement — Exchange and Payment Procedures.”

After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Maxar common stock that you own (other than any Unconverted Shares) immediately prior to the Effective Time (subject to any required tax withholding), but you will no longer have any rights as a Maxar stockholder (except that Maxar stockholders who properly and validly exercise and do not withdraw their appraisal rights will not be entitled to receive the Merger Consideration and instead shall have a right to receive payment of the “fair value” of their shares as determined pursuant to an appraisal proceeding, as contemplated by the DGCL). For more information, please see the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights.”
Treatment of Maxar Equity Awards
The Merger Agreement provides that, at the Effective Time: each restricted stock unit award (which we refer to, each, as an “RSU” including any RSU granted in 2023 to any individual who is not a non-employee Maxar director (each such RSU, a “2023 Employee RSU”)), performance stock unit award (which we refer to, each, as a “PSU”), deferred stock unit award (which we refer to, each, as a “DSU”), and stock appreciation right (which we refer to, each, as a “SAR”) that are outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive an amount in cash equal to the product of (x) the total number of shares of Maxar common stock subject to such award and (y) the Merger Consideration (and for SARs, less the exercise price per share of Maxar common stock subject to such SAR) (which we refer to as the “Cash Amount”), less any required tax withholding and deductions. For purposes of clause (x) in the immediately preceding sentence, the number of shares of common stock subject to a Maxar PSU will equal (i) for a PSU granted in 2020, 175% of the target number of shares of Maxar common stock covered by such PSU, (ii) for a PSU granted in 2021, 176% of the target number of shares of Maxar common stock covered by such PSU, and (iii) for a PSU granted in 2022, 184% of the target number of shares of Maxar common stock covered by such PSU. Such payment of the Cash Amount in consideration of 33% of the number of shares of Maxar common stock covered by a 2023 Employee RSU will be paid no later than 10 business days following the Closing Date. Such payment of the Cash Amount in consideration of 67% of the number of shares of Maxar common stock covered by a 2023 Employee RSU will be paid in two substantially equal installments on each of January 1, 2024, and January 1, 2025, subject to the holder’s continued employment with Maxar, the Surviving Corporation, or a subsidiary through the applicable payment date; provided that, if such holder experiences a qualifying termination, any unpaid amount will be paid to the holder within 30 days of such termination. For more information, please see the section of this proxy statement entitled “The Merger Agreement —  Merger Consideration — Treatment of Maxar Equity Awards.”
Material U.S. Federal Income Tax Consequences of the Merger (see page 68)
The exchange of Maxar common stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Material U.S. Federal Income Tax Consequences of the Merger”) who exchanges shares of Maxar common stock for cash in the Merger generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Maxar common stock surrendered pursuant to the Merger by such U.S. Holder.
This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. This description does not address any non-income tax consequences, nor does it address state, local, non-U.S. or other tax consequences or the consequences to holders who are subject to special treatment under U.S. federal tax law. Consequently, you should consult your tax advisor to determine the particular tax consequences to you of the Merger.
Appraisal Rights (see page 63)
If the Merger is consummated and certain conditions are met, Maxar stockholders who continuously hold shares of Maxar common stock through the Effective Time, do not vote in favor of the adoption of the Merger Agreement and properly demand appraisal of their shares and do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that Maxar stockholders may be entitled to have their shares of Maxar common stock appraised by the Delaware Court of Chancery and receive payment in cash of the “fair value” of their shares of Maxar common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery (or in certain circumstances described in further detail in the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each Maxar stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, Maxar stockholders who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Maxar stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of Maxar common stock.
To exercise appraisal rights, Maxar stockholders must: (a) submit a written demand for appraisal to Maxar before the vote of Maxar stockholders is taken on the proposal to adopt the Merger Agreement; (b) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (c) continue to hold shares of Maxar common stock of record through the Effective Time; and (d) strictly comply with all other procedures for exercising appraisal rights under the DGCL. Failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Maxar unless certain stock ownership conditions are satisfied by the Maxar stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced in Annex C to this proxy statement. If you hold your shares of Maxar common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee. For more information, please see the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights.”
Regulatory Approvals Required for the Merger (see page 70)
U.S. Regulatory Clearances
Under the Merger Agreement, the Merger cannot be completed until the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (which we refer to as the “HSR Act”), has expired or been terminated. Maxar and Parent made the filings required under the HSR Act on December 30, 2022, and the initial 30-day waiting period expired at 11:59 p.m. Eastern Time on January 30, 2023.
Under the Merger Agreement, the Merger cannot be completed until the parties have received from the interagency Committee on Foreign Investment in the United States (which we refer to as “CFIUS”): (a) a written determination from CFIUS to the effect that the transactions contemplated by the Merger Agreement do not constitute a “covered transaction” pursuant to 31 C.F.R. § 800.213, (b) a written determination from CFIUS to the effect that review or investigation of the transactions contemplated by the Merger Agreement has been concluded and that a determination has been made that there are no unresolved national security concerns and all action under the CFIUS laws has been concluded, or (c) following an investigation conducted by CFIUS pursuant to 31 C.F.R. § 800.507, CFIUS has reported the transactions contemplated by the Merger Agreement to the President of the United States and either (i) the President of the United States has made a decision not to suspend or prohibit such transactions pursuant to his authorities under Section 721 of the Defense Production Act of 1950, or (ii) the President of the United States has not taken any action within 15 days from the date he received the report from CFIUS (which we refer to as the “CFIUS Approval”).

In addition, the Merger cannot be completed until the parties have received from the Defense Counterintelligence and Security Agency (which we refer to as “DCSA”) a written acknowledgement by DCSA that it has accepted a proposed plan to mitigate any foreign ownership, control or influence with respect to how Parent intends to govern and operate Maxar in accordance with the National Industrial Security Program Operating Manual, as codified at 32 C.F.R. Part 117 (which we refer to as the “DCSA Approval”). The Merger cannot be completed until at least 60 days have elapsed since Maxar submitted a notification to the U.S. Department of State’s Directorate of Defense Trade Controls (which we refer to as “DDTC”) (pursuant to Section 122.4 of the U.S. International Traffic in Arms Regulations (which we refer to as the “ITAR”)). Such notification was submitted on January 16, 2023. The Merger is also subject to approval from the U.S. Federal Communications Commission (pursuant to the Communications Act) and the National Oceanic and Atmospheric Administration of the U.S. Department of Commerce (pursuant to the Land Remote Sensing Policy Act).
Other Regulatory Clearances
The Merger is also subject to receipt of regulatory approvals in certain other jurisdictions. For more information, please see the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Regulatory Approvals Required for the Merger.” In each case, the Merger cannot be completed until the parties obtain clearance or approval to consummate the Merger or the applicable waiting periods have expired or been terminated. Subject to the terms and conditions of the Merger Agreement, the parties have agreed to cooperate with each other and use their reasonable best efforts to make these filings as promptly as practicable.
Closing Conditions (see page 99)
The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of customary conditions, including (among other conditions), the following:
•
the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Maxar common stock;

•
(a) the expiration or termination of the waiting period applicable to the consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents under the HSR Act; (b) the obtainment of the CFIUS Approval; (c) the obtainment of the DCSA Approval; (d) at least 60 days have elapsed since Maxar submitted the notification to DDTC pursuant to Section 122.4(b) of the ITAR; and (e) the obtainment of all required consents and expirations or terminations of waiting periods (as applicable) with respect to certain other required regulatory filings;

•
the absence of any temporary restraining order, preliminary or permanent injunction or other order, writ, injunction, judgment or decree preventing the consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents issued by any court of competent jurisdiction or other governmental authority that remains in effect; and the absence of any statute, rule, regulation or other order, writ, injunction, judgment or decree enacted, entered, enforced or deemed applicable to the Merger that makes consummation of the Merger illegal;

•
the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers);

•
in the case of Parent and Merger Sub, the absence, since December 15, 2022, of a Company Material Adverse Effect (as defined in the section of this proxy statement entitled “The Merger Agreement — Representations and Warranties”) that is continuing, and no effect having occurred or existing that, in combination with any other effects in existence, would reasonably be expected to have or result in a Company Material Adverse Effect; and

•
the compliance and performance by the parties, in all material respects, of their respective covenants and obligations required by the Merger Agreement to be complied with or performed by such party at or prior to the Closing.

Financing of the Merger (see page 61)
We anticipate that the total amount of funds necessary to complete the transactions contemplated by the Merger Agreement, and to pay related fees and expenses, will be approximately $6.4 billion. This amount includes funds needed to: (a) pay the aggregate Merger Consideration in respect of the Maxar common stock (other than the Unconverted Shares), (b) make payments in respect of certain vested and outstanding Maxar equity awards payable in connection with the Closing, and (c) make payments (i) in connection with the redemption or, in certain circumstances, the satisfaction and discharge, of all of the outstanding aggregate principal amount of (x) the 7.750% Senior Secured Notes due 2027 issued by Maxar pursuant to the Indenture, dated as of June 14, 2022, by and between Maxar and Wilmington Trust, National Association, as trustee and notes collateral agent and (y) the 7.54% Senior Secured Notes due 2027 issued by Maxar pursuant to the Indenture, dated as of June 25, 2020, by and between Maxar and Wilmington Trust, National Association, as trustee and notes collateral agent (which we refer to collectively as the “Notes”), in the manner and on the timeframes set forth in the applicable Indenture and (ii) in connection with repayment of all indebtedness outstanding under that certain Amended and Restated Credit Agreement, dated as of June 14, 2022, among Maxar, as borrower, Royal Bank of Canada, as administrative agent and as collateral agent, and the lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (we refer to such amounts in (a), (b) and (c), collectively, as the “Required Amounts”).
Parent and Merger Sub have obtained committed financing (which we refer to as the “Financing”) consisting of (a) equity financing (which refer to as the “Equity Financing”) to be provided by certain funds affiliated with the Sponsors and certain limited partner co-investors of funds advised by the Sponsors (which we refer to as the “Equity Financing Sources”) pursuant to the terms and conditions of the equity commitment letters, each dated as of December 15, 2022 (which we refer to collectively as the “Equity Commitment Letters”), (b) debt financing (which we refer to as the “Debt Financing”) to be provided by the lender parties (which we refer to as the “Lender Parties”) to the debt commitment letter, dated December 15, 2022 (which we refer to as the “Debt Commitment Letter”) pursuant to the terms and conditions of the Debt Commitment Letter and (c) preferred equity financing (which refer to as the “Preferred Equity Financing”) to be provided by the preferred equity investor parties (which we refer to as the “Preferred Equity Investor Parties”) to the preferred equity commitment letter, dated December 15, 2022 (which we refer to as the “Preferred Equity Commitment Letter” and, together with the Equity Commitment Letters and the Debt Commitment Letter, the “Financing Commitments”) pursuant to the terms and conditions of the Preferred Equity Commitment Letter. In connection with the Merger Agreement, Parent and Merger Sub have delivered to Maxar copies of the Debt Commitment Letter and the Equity Commitment Letters, and Preferred Equity Issuer has delivered to Maxar a copy of the Preferred Equity Commitment Letter. Such amounts will be used to fund the aggregate purchase price required to be paid at the Closing (as defined in the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Closing and Effective Time”), and to also fund certain other payments (including the Required Amounts), subject to the terms and conditions of the Merger Agreement.
The Equity Financing Sources have committed to capitalize Parent at the Closing with an aggregate equity contribution equal to approximately $4.1 billion for the purpose of funding the Required Amounts (which we refer to as the “Equity Contribution”). Maxar is an express third-party beneficiary of the Equity Commitment Letters solely with respect to (i) requiring Maxar’s consent to any amendment or modification of the Equity Commitment Letters and (ii) the rights granted to Parent under the Equity Commitment Letters, such that Maxar is entitled to specifically enforce the obligations of each Equity Financing Source (and any of their respective successors or assigns) under the applicable Equity Commitment Letter through an action for specific performance, in each case without a requirement that such enforcement be at the direction of Parent and subject to (a) the limitations and conditions set forth in each Equity Commitment Letter and (b) the terms and conditions of the Merger Agreement.
The Equity Financing Sources have entered into that certain Limited Guarantee, dated as of December 15, 2022 (which we refer to as the “Guarantee”), whereby they have agreed to severally (but not jointly, or jointly and severally) guarantee the due, punctual and complete payment, performance and discharge of either of the following mutually exclusive obligations: (a) the obligation of Parent to pay, or to provide adequate funds for the payment to Maxar of, (1) certain indemnification and reimbursement obligations solely if and when payable by Parent to Maxar and its representatives in connection with arrangement of the Debt Financing and certain other fees and expenses payable by Parent pursuant to the Merger Agreement, plus (2) an amount equal to the Parent Termination Fee (plus certain enforcement expenses payable by Parent), solely if and when any of the Parent Termination Fee is payable pursuant to the Merger Agreement; or (b) the obligation of Parent to fund an amount equal to the Equity Contribution in the event, and only in the event, that specific performance with respect to Parent’s obligation to cause the Equity Financing to be funded by Parent and to consummate the Closing is awarded against Parent pursuant to the Merger Agreement, subject in all respects to the terms of the Merger Agreement. We refer to the obligations set forth in the preceding sentence as the “Guaranteed Obligations.” Notwithstanding anything in the Guarantee, the Merger Agreement or any other agreement to the contrary, Maxar has agreed that in no event is any Equity Financing Source required to pay any amount to Maxar or any affiliate thereof under, in respect of, or in connection with the Guarantee, the Merger Agreement or any other agreement, in excess of, in the case of amounts paid with respect to clause (a) of the Guaranteed Obligations, the pro rata portion of such Equity Financing Source with respect to such amounts and with respect to clause (b) of the Guaranteed Obligations, the pro rata portion of such Equity Financing Source of the Equity Contribution.
In addition, in connection with the Merger Agreement, (a) the Lender Parties have committed to provide Parent with Debt Financing, and (b) Parent has obtained commitments for Preferred Equity Financing, together in an aggregate principal amount that is sufficient, when taken together with the Equity Financing, to pay the Required Amounts. The obligations of the Lender Parties to provide Debt Financing under the Debt Commitment Letter, and the obligations of the Preferred Equity Investor Parties to provide Preferred Equity Financing under the Preferred Equity Commitment Letter, in each case, are subject to a number of customary conditions, including the substantially concurrent consummation of the Merger. For more information, please see the section of this proxy statement entitled “The Merger Agreement — Debt Financing and Preferred Equity Financing.”
Required Stockholder Approval (see page 23)
The affirmative vote of the holders of a majority of the outstanding shares of Maxar common stock entitled to vote thereon is required to adopt the Merger Agreement (which we refer to as the “Merger Agreement Proposal”). As of [           ], 2023 (which we refer to as the “Record Date”), [           ] votes constitute a majority of the outstanding shares of Maxar common stock entitled to vote thereon. Approval of the proposal to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Maxar’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (which we refer to as the “Compensation Proposal”) requires the affirmative vote of the holders of the shares of Maxar common stock representing a majority of the voting power present in person, or by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the Compensation Proposal. Approval of the proposal to adjourn the special meeting of Maxar stockholders (such meeting, the “Special Meeting” and such proposal, which we refer to as the “Adjournment Proposal”) requires the affirmative vote of the holders of the shares of Maxar common stock representing a majority of the voting power present in person, or by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal. The approval of the Compensation Proposal is advisory (nonbinding) and is not a condition to the completion of the Merger.
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [           ] shares of Maxar common stock, representing approximately [     ]% of the shares of Maxar common stock outstanding as of the Record Date.
We currently expect that our directors and executive officers will vote all of their respective shares of Maxar common stock: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
The Special Meeting (see page 22)
Date, Time and Location
The Special Meeting to consider and vote on the proposal to adopt the Merger Agreement will be held virtually via live webcast on [           ], 2023, beginning at [           ] Mountain Time (unless the

Special Meeting is adjourned or postponed). Maxar stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/MAXR2023SM, which we refer to as the “Special Meeting website.” To attend the Special Meeting, you must pre-register at [           ] by [           ] Mountain Time on [           ], 2023. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present” shall mean virtually present at the Special Meeting.
Record Date; Shares Entitled to Vote
You are entitled to vote at the Special Meeting if you owned shares of Maxar common stock at the close of business on [           ], 2023, which we refer to as the “Record Date.” Each Maxar stockholder shall be entitled to one vote for each such share owned at the close of business on the Record Date.
Quorum
As of the Record Date, there were [           ] shares of Maxar common stock outstanding and entitled to vote at the Special Meeting. The presence, in person, or by remote communication, or represented by proxy, of the holders of a majority of the shares of Maxar common stock entitled to vote on the Record Date will constitute a quorum at the Special Meeting.
Recommendation of the Maxar Board of Directors (see page 41)
The Board of Directors of Maxar (which we refer to as the “Board of Directors”) has unanimously: (a) determined that the Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Maxar and its stockholders; (b) approved the Merger Agreement and the transactions contemplated thereby, including the execution, delivery and performance of the Merger Agreement; (c) recommended that Maxar stockholders adopt the Merger Agreement; and (d) directed that the adoption of the Merger Agreement be submitted for consideration by Maxar stockholders at the Special Meeting.
The Board of Directors unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Opinion of J.P. Morgan Securities LLC (see page 45)
Pursuant to an engagement letter dated August 26, 2022, Maxar retained J.P. Morgan Securities LLC (which we refer to as “J.P. Morgan”) as its financial advisor in connection with the proposed Merger.
At the meeting of the Board of Directors on December 15, 2022, J.P. Morgan rendered its oral opinion to the Board of Directors that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the Merger Consideration to be paid to the holders of Maxar common stock in the proposed Merger was fair, from a financial point of view, to such holders. J.P. Morgan has confirmed its December 15, 2022 oral opinion by delivering its written opinion to the Board of Directors, dated December 15, 2022, that, as of such date, the Merger Consideration to be paid to the holders of Maxar common stock in the proposed Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan dated December 15, 2022, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Maxar stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Board of Directors (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the consideration to be paid in the Merger and did not address any other aspect of the Merger. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any other class of securities, creditors or other constituencies of Maxar or as to the underlying decision by Maxar to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any Maxar stockholder as to how such stockholder should vote with respect to the proposed Merger or any other matter.

For more information, see the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Opinion of J.P. Morgan Securities LLC.”
Interests of Maxar’s Executive Officers and Directors in the Merger (see page 56)
Maxar’s executive officers and directors have certain interests in the Merger that are different from, or in addition to those of Maxar stockholders. See “Proposal 1: Adoption of the Merger Agreement — Interests of Maxar’s Executive Officers and Directors in the Merger” for additional information about interests that Maxar’s executive officers and directors have in the Merger that are different than yours.
Go-Shop and No Shop Periods (see pages 83 and 84)
Commencing on December 15, 2022 and continuing until 11:59 p.m. New York City time on February 14, 2023 (which we refer to as the “Go-Shop Period”), Maxar and its directors, officers, employees and other representatives have the right to, directly or indirectly, and subject to certain limitations: solicit or initiate Acquisition Proposals (as defined in the section of this proxy statement entitled “The Merger Agreement — Go-Shop Period”); provide non-public information relating to Maxar and its subsidiaries to third parties, solely pursuant to an Acceptable Confidentiality Agreement (as defined in the section of this proxy statement entitled “The Merger Agreement — Go-Shop Period”) and so long as Parent is given access to the same information; and otherwise cooperate with or assist any Acquisition Proposal, including by granting a waiver under any “standstill provision” or similar obligation of third parties to allow such parties to submit or amend an Acquisition Proposal on a confidential basis to the Board of Directors.
After the end of the Go-Shop Period (or, in the case of an Excluded Party, as defined in the section of this proxy statement entitled “The Merger Agreement — No Shop Period,” once such party is no longer an Excluded Party), Maxar has agreed to, and to cause its officers to, and to instruct and use reasonable efforts to cause its directors and other representatives to, promptly cease and cause to be terminated any solicitation, discussions or negotiations with any third party or its representatives with respect to any Acquisition Proposal (or any proposal that could reasonably be expected to lead to an Acquisition Proposal) and to promptly terminate all physical and electronic data room access previously granted to any such person, cease providing any further non-public information of Maxar or its subsidiaries to any such person and request the return or destruction of any non-public information of Maxar or its subsidiaries theretofore furnished to any such person (with whom a confidentiality agreement with respect to an Acquisition Proposal or any other proposal that could reasonably be expected to lead to an Acquisition Proposal was entered into at any time within the immediately preceding 12-month period).
Also after the end of the Go-Shop Period, other than with respect to Excluded Parties so long as they remain Excluded Parties, Maxar has agreed not to, and to cause its officers not to, and to instruct and use reasonable efforts to cause its directors and other representatives not to, directly or indirectly, among other things: solicit or initiate Acquisition Proposals; provide non-public information relating to Maxar and its subsidiaries to third parties in furtherance of Acquisition Proposals; enter into discussions or negotiations with third parties regarding Acquisition Proposals; adopt or recommend any Acquisition Proposal or approve any person or “group” (as defined in the Exchange Act) becoming an “interested stockholder” under Section 203 of the DGCL; and, except for Acceptable Confidentiality Agreements, enter into any agreements that provide for an Acquisition Proposal or Acquisition Transaction (as defined in the section of this proxy statement entitled “The Merger Agreement — Go-Shop Period”).
During the No Shop Period (which is the period of time following the Go-Shop Period), Maxar has also agreed to enforce, and will not be permitted to waive, terminate, fail to enforce or otherwise modify any provision of any standstill, confidentiality or other similar agreement that prohibits or purports to prohibit a proposal being made to the Board of Directors (or any committee thereof), unless the Board of Directors determines in good faith, after consultation with its outside counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable laws and Maxar provides notice to Parent of such determination within 24 hours.
Notwithstanding the foregoing restrictions, under certain specified circumstances, until the adoption of the Merger Agreement by Maxar stockholders, Maxar may, among other things, provide information to, and engage in discussions or negotiations with, a person in respect of an unsolicited Acquisition Proposal if, subject to complying with certain procedures, the Board of Directors determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that such Acquisition Proposal constitutes (or could reasonably be expected to lead to) a Superior Proposal (as defined in the section of this proxy statement entitled “The Merger Agreement — No Shop Period”).
Additionally, following the Go-Shop Period Maxar has agreed to, subject to certain requirements and procedures, promptly notify Parent of any Acquisition Proposal received by Maxar before or after the end of the Go-Shop Period, including identifying the material terms and conditions of such proposals and the parties making such proposals and providing copies of material documents and other material written materials submitted with such proposals. Maxar has also agreed to provide updates on the status of such proposals when requested by Parent, subject to certain conditions.
For more information, please see the sections of this proxy statement entitled “The Merger Agreement — Go-Shop Period” and “The Merger Agreement — No Shop Period.”
Prior to the adoption of the Merger Agreement by Maxar stockholders, the Board of Directors is entitled to change its recommendation regarding adoption of the Merger Agreement and/or to terminate the Merger Agreement, as applicable, for the purpose of entering into an agreement in respect of a Superior Proposal or in light of an Intervening Event (as defined in the section of this proxy statement entitled “The Merger Agreement — The Board of Directors’ Recommendation; Change of Recommendation”) if it complies with certain procedures in the Merger Agreement, including giving Parent appropriate notice of such intention and negotiating further with Parent at Parent’s option before the Board of Directors determines in good faith, after having consulted with its independent financial advisor and outside legal counsel, that, in light of such Superior Proposal or Intervening Event, the failure to make an Adverse Recommendation Change or terminate the Merger Agreement, as applicable, would be inconsistent with the directors’ fiduciary duties under applicable law. For more information, please see the section of this proxy statement entitled “The Merger Agreement — The Board of Directors’ Recommendation; Change of Recommendation.”
The termination of the Merger Agreement by Maxar in connection with the Board of Directors’ authorization for Maxar to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal will result in the payment by Maxar of a termination fee of $124.5 million if done after the Go-Shop Period ends, and a termination fee of $51.9 million if done before the Go-Shop Period ends. For more information, please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees.”
Termination of the Merger Agreement (see page 100)
In addition to the circumstances described above, Parent and Maxar have certain rights to terminate the Merger Agreement under customary circumstances, including (i) by mutual agreement, (ii) the imposition of a final and nonappealable statute, rule, regulation or other order, writ, injunction, judgment or decree enacted, entered, enforced or deemed applicable to the Merger that makes consummation of the Merger illegal, (iii) an uncured breach of the Merger Agreement by the other party, (iv) if the Merger has not been consummated on or before September 15, 2023 (which we refer to as the “End Date,” and which may be extended to December 15, 2023 under certain circumstances) or (v) if Maxar stockholders fail to adopt the Merger Agreement at the Special Meeting (or any adjournment or postponement thereof). Under certain circumstances, (a) Maxar is required to pay Parent a termination fee equal to $124.5 million or a reduced termination fee of $51.9 million; and (b) Parent is required to pay Maxar a termination fee equal to $249 million. For more information, please see the sections of this proxy statement entitled “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Termination Fees.”
Effect on Maxar If the Merger Is Not Completed (see page 29)
If the Merger Agreement is not adopted by Maxar stockholders, or if the Merger is not completed for any other reason:
•
Maxar stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Maxar common stock pursuant to the Merger Agreement;

•
(a) Maxar will remain an independent public company; (b) Maxar common stock will continue to be listed and traded on the NYSE and the TSX and registered under the Exchange Act; and (c) Maxar will continue to file periodic and other reports with the SEC and applicable Canadian securities regulators; and

•
under certain specified circumstances described in the section of this proxy statement entitled “The Merger Agreement — Termination Fees,” Maxar will be required to pay Parent a termination fee of $124.5 million.

For more information, please see the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Effect on Maxar If the Merger Is Not Completed.”

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including the Merger Agreement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”
Q:
Why am I receiving these materials?

A:
The Board of Directors is furnishing this proxy statement and form of proxy card to the Maxar stockholders in connection with the solicitation of proxies to be voted at the Special Meeting.

Q:
When and where is the Special Meeting?

A:
The Special Meeting is scheduled to be held virtually via live webcast on [           ], 2023, at [           ] Mountain Time (unless the Special Meeting is adjourned or postponed). There will not be a physical meeting location. We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location and enables us to protect the health and safety of all attendees.

Maxar stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/MAXR2023SM, which we refer to as the “Special Meeting website.” To attend the Special Meeting, you must pre-register at [           ] by [           ] Mountain Time on [           ], 2023. On the day of the Special Meeting, you can log in to the Special Meeting with the control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials (“Notice”), as applicable. We recommend that you log in to our virtual meeting platform at least 15 minutes before the scheduled start time of the Special Meeting to ensure that you can access the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the phone number displayed on the virtual meeting platform on the meeting date. If you encounter any technical difficulties with the virtual meeting during the log in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page. Rules governing the conduct of the Special Meeting will be posted on the virtual meeting platform along with an agenda.
Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to vote on the following proposals:

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to adopt the Merger Agreement Proposal;

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to approve, on an advisory (nonbinding) basis, the Compensation Proposal; and

•
to approve the Adjournment Proposal.

Q:
Who is entitled to vote at the Special Meeting?

A:
Maxar stockholders as of the Record Date of [           ], 2023 are entitled to notice of the Special Meeting and to vote at the Special Meeting. Each holder of shares of Maxar common stock shall be entitled to cast one vote on each matter properly brought before the Special Meeting for each such share owned at the close of business on the Record Date. Virtual attendance at the Special Meeting via the Special Meeting website is not required to vote.

Q:
How does the Merger Consideration compare to the market price of Maxar common stock prior to the announcement of the Merger Agreement?

A:
The Merger Consideration of $53.00 per share represents a premium of approximately 129% over the closing price of Maxar common stock on December 15, 2022, the last full trading day prior to the announcement of the Merger Agreement, an approximately 135% premium to the 60-day volume-weighted average closing price of Maxar common stock prior to the announcement of the Merger Agreement, and a premium of approximately 34% over the highest price of Maxar common stock during the 52-week period ending on December 15, 2022, the last full trading day prior to the announcement of the Merger Agreement. The closing price of Maxar common stock on the NYSE on January 30, 2023, the most recent practicable date prior to the date of this proxy statement, was $51.38. You are encouraged to obtain current market prices of Maxar common stock in connection with voting your shares of Maxar common stock.
Q:
May I attend and vote at the Special Meeting?

A:
All Maxar stockholders as of the Record Date may attend and vote at the Special Meeting. To vote your shares at the Special Meeting, you must pre-register for the Special Meeting at [           ] by [           ] Mountain Time on [           ], 2023. For additional information on how to pre-register for the Special Meeting, please see the section entitled “The Special Meeting — Pre-Registering for the Special Meeting.”

Shares held directly in your name as a Maxar stockholder of record may be voted at the Special Meeting via the Special Meeting website, provided you have pre-registered for the Special Meeting. Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website only if you obtain a legal proxy from your bank, broker or other nominee and provided you have pre-registered for the Special Meeting.
Even if you plan to attend the virtual Special Meeting, we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting at the Special Meeting”) so that your vote will be counted if you later decide not to or become unable to virtually attend the Special Meeting. If you attend the Special Meeting and vote thereat, your vote will revoke any proxy previously submitted.
Q:
What will I receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive the Merger Consideration of $53.00 in cash, without interest, subject to any required tax withholding, for each share of Maxar common stock that you own (other than any Unconverted Shares) immediately prior to the Effective Time, unless you have properly and validly exercised (and do not withdraw) your appraisal rights in accordance with, and complied with, Section 262 of the DGCL. For example, if you own 100 shares of Maxar common stock, you will receive $5,300 in cash in exchange for your shares of Maxar common stock (other than any Unconverted Shares), without interest and less any applicable withholding taxes. Unconverted Shares means (a) certain shares of Maxar common stock held in the treasury of Maxar or owned, directly or indirectly, by Parent, Merger Sub or any wholly owned subsidiaries of Maxar (in each case, other than any such shares of Maxar common stock held in a fiduciary, representative or other capacity on behalf of third parties), in each case immediately prior to the Effective Time and (b) shares of Maxar common stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders who have not voted in favor of the adoption of the Merger Agreement and who have properly and validly exercised (and not withdrawn) appraisal rights in accordance with, and who have complied with, Section 262 of the DGCL. If you are the holder of any outstanding Maxar RSUs, 2023 Employee RSUs, PSUs, DSUs or SARs immediately prior to the Effective Time, whether the award is vested or unvested, your award will be cancelled and exchanged for the right to receive a cash amount equal to the product of (x) the total number of shares of Maxar common stock subject to the award and (y) the Merger Consideration (and for SARs, less the exercise price per share of Maxar common stock subject to such SAR) (which we refer to as the “Cash Amount”), less any required tax withholding and deductions. For purposes of clause (x) in the immediately preceding sentence, the number of shares of common stock subject to a Maxar PSU will equal (i) for a PSU granted in 2020, 175% of the target number of shares of Maxar common stock covered by such PSU, (ii) for a PSU granted in 2021, 176% of the target number of shares of Maxar common stock covered by such PSU, and (iii) for a PSU granted in 2022, 184% of the target number of shares of Maxar common stock covered by such PSU. The payment of the Cash Amount in consideration of 33% of the number of shares of Maxar common stock covered by a 2023 Employee RSU will be made no later than 10 business days following the Closing Date, and the payment of the Cash Amount in consideration of 67% of the number of shares of Maxar common stock covered by a 2023 Employee RSU will be paid in two substantially equal installments on each of January 1, 2024, and January 1, 2025, subject to the holder’s continued employment with Maxar, the Surviving Corporation, or a subsidiary through the applicable payment date; provided that, if such holder experiences a termination without cause or for good reason, any unpaid amount will be paid to the holder within 30 days of such termination.
Q:
What are the material U.S. federal income tax consequences of the Merger?

A:
The exchange of Maxar common stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder who exchanges shares of Maxar common stock for cash in the Merger generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Maxar common stock surrendered pursuant to the Merger by such U.S. Holder.

This proxy statement contains a general discussion of certain U.S. federal income tax consequences of the Merger. This description does not address any non-income tax consequences, nor does it address state, local, non-U.S. or other tax consequences or the consequences to holders who are subject to special treatment under U.S. federal tax law. Consequently, you should consult your tax advisor to determine the particular tax consequences to you of the Merger.
Q:
What will I receive for my SARs, RSUs, PSUs, or DSUs, as applicable, in the Merger?

A:
The Merger Agreement provides that, at the Effective Time:

•
RSUs, 2023 Employee RSUs, PSUs, DSUs and SARs that are outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive the Cash Amount equal to the product of (x) the total number of shares of Maxar common stock subject to such award and (y) the Merger Consideration (and for SARs, less the exercise price per share of Maxar common stock subject to such SAR), less any required tax withholding and deductions. For purposes of clause (x) in the immediately preceding sentence, the number of shares of common stock subject to a PSU will equal (i) for a PSU granted in 2020, 175% of the target number of shares of Maxar common stock covered by such PSU, (ii) for a PSU granted in 2021, 176% of the target number of shares of Maxar common stock covered by such PSU, and (iii) for a PSU granted in 2022, 184% of the target number of shares of Maxar common stock covered by such PSU.

•
Payment of the Cash Amount in consideration of 67% of the number of shares of Maxar common stock covered by a 2023 Employee RSU will be paid in two substantially equal installments on each of January 1, 2024, and January 1, 2025, subject to the holder’s continued employment with Maxar, the Surviving Corporation, or a subsidiary through the applicable payment date (or earlier termination of employment without cause or for good reason), and payment of the Cash Amount in consideration of 33% of the number of shares of Maxar common stock covered by a 2023 Employee RSU will be paid no later than 10 business days following the Closing Date.

Q:
What vote is required to approve the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal?

A:
The affirmative vote of the holders of a majority of the outstanding shares of Maxar common stock entitled to vote thereon is required to adopt the Merger Agreement. The affirmative vote of the holders of the shares of Maxar common stock representing a majority of the voting power present in person, or by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the Compensation Proposal is required to approve the Compensation Proposal. The affirmative vote of the holders of the shares of Maxar common stock representing a majority of the voting power present in person, or by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required for approval of the Adjournment Proposal.

If a quorum is present at the Special Meeting, the failure of any Maxar stockholder of record to: (a) submit a signed proxy card; (b) grant a proxy over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting at the Special Meeting”); or (c) attend the Special Meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If you hold your shares in “street name” and a quorum is present at the Special Meeting, the failure to instruct your bank, broker or other nominee how to vote your shares (resulting in “broker non-votes”) will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Q:
What constitutes a quorum?

A:
The holders of a majority of the shares of our common stock outstanding and entitled to vote present in person, or by remote communication, or represented by proxy will constitute a quorum at the Special Meeting. Because there were [           ] shares of Maxar common stock outstanding and entitled to vote as of the Record Date, we will need holders of at least [           ] shares present in person, or by remote communication, or represented by proxy at the Special Meeting to achieve a quorum.

Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted by Maxar stockholders or if the Merger is not completed for any other reason, Maxar stockholders will not receive any payment for their shares of Maxar common stock. Instead, Maxar will remain an independent public company, Maxar common stock will continue to be listed and traded on the NYSE and the TSX and registered under the Exchange Act, and Maxar will continue to file periodic and other reports with the SEC and applicable Canadian securities regulators.

Under specified circumstances, Maxar will be required to pay Parent a termination fee of $124.5 million, upon the termination of the Merger Agreement, as described in the section of this proxy statement entitled “The Merger Agreement — Termination Fees.”
Q:
Why are Maxar stockholders being asked to cast an advisory (nonbinding) vote to approve the Compensation Proposal?

A:
The Exchange Act and applicable SEC rules thereunder require Maxar to seek an advisory (nonbinding) vote with respect to certain payments that could become payable to its named executive officers in connection with the Merger.

Q:
What will happen if Maxar stockholders do not approve the Compensation Proposal at the Special Meeting?

A:
Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on Maxar. Therefore, if the approval of the Merger Agreement Proposal is obtained and the Merger is completed, the amounts payable under the Compensation Proposal will continue to be payable to Maxar’s named executive officers in accordance with the terms and conditions of the applicable agreements.

Q:
What do I need to do now?

A:
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including the Merger Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope, or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting at the Special Meeting”), so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee to vote your shares.
Q:
Should I surrender my certificates or book-entry shares now?

A:
No. After the Merger is completed, the Paying Agent (as defined in the section of this proxy statement entitled “The Merger Agreement — Exchange and Payment Procedures”) will send each holder of record of an outstanding certificate a letter of transmittal and instructions that explain how to exchange shares of Maxar common stock represented by such holder’s certificates for the Merger Consideration. Also after the Merger is completed, the Paying Agent will send each holder of uncertificated shares represented by book entry the Merger Consideration for each such book-entry share upon receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request).

Q:
What happens if I sell or otherwise transfer my shares of Maxar common stock after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of Maxar common stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Maxar in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your shares of Maxar common stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting at the Special Meeting”).

Q:
What is the difference between holding shares as a Maxar stockholder of record and holding shares in “street name” as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Computershare, you are considered to be the “stockholder of record” with respect to those shares. In this case, this proxy statement and your proxy card have been sent directly to you by Maxar.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of Maxar common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the Maxar stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the virtual Special Meeting.
Q:
How may I vote?

A:
If you are a Maxar stockholder of record (that is, if your shares of Maxar common stock are registered in your name with Computershare, our transfer agent), there are four ways to vote:

•
Internet:   Vote at [           ] in advance of the Special Meeting. The Internet voting system is available 24 hours a day until [           ] p.m. [Eastern] Time on [           ], 2023. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

•
Telephone:   Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until [           ] p.m. [Eastern] Time on [           ], 2023. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

•
Mail:   Mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it before [           ] on [           ], 2023.

•
At the Special Meeting:   To vote your shares at the Special Meeting, you must pre-register at [           ] by [           ] Mountain Time on [           ], 2023. Shares held directly in your name as a Maxar stockholder of record may be voted at the Special Meeting via the Special Meeting website, provided you have pre-registered for the Special Meeting. Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website only if you obtain a legal proxy from your bank, broker or other nominee, and provided you have pre-registered for the Special Meeting.

If your shares of Maxar common stock are held “in street name” by a bank, broker or other nominee, the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone.
Whether or not you plan to attend the virtual Special Meeting, we urge you to vote in advance by proxy to ensure your vote is counted. We encourage you to submit your proxy over the Internet or by telephone, both of which are convenient, cost-effective and reliable alternatives to returning a proxy card by mail. You may still attend the Special Meeting and vote thereat if you have already voted by proxy.
Please be aware that, although there is no charge for voting your shares, if you vote electronically over the Internet by visiting the address on your proxy card or by telephone by calling the phone number on your proxy card, in each case, you may incur costs such as Internet access and telephone charges for which you will be responsible.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the Internet or by telephone.
Q:
What is a proxy?

A:
A proxy is a Maxar stockholder’s legal designation of another person to vote shares owned by such Maxar stockholder on their behalf. If you are a Maxar stockholder of record, you can vote by proxy over the Internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee.

Q:
If a Maxar stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Q:
If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which will have the same effect as if you voted against the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal.

Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. You can change or revoke your proxy before the Special Meeting in the manner described in this proxy statement. If you are the record holder of your shares, you may change or revoke your proxy by any of the following actions:

•
Notifying our Corporate Secretary in writing at 1300 West 120th Avenue, Westminster, Colorado 80234;

•
Signing and returning a later dated proxy card;

•
Submitting a new proxy electronically via the Internet or by telephone; or

•
Voting virtually at the Special Meeting. Please note that virtual attendance at the Special Meeting will not by itself constitute revocation of a proxy.

Any change to your proxy that is provided by telephone or the Internet must be submitted by [           ] p.m. [Eastern] Time on [           ], 2023.
If you hold your shares of Maxar common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting via the Special Meeting website, provided you have pre-registered for the Special Meeting.
If you have any questions about how to vote or change your vote, you should contact our proxy solicitor:
GEORGESON LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Toll-Free: 888-613-9817
Email: Maxar@Georgeson.com
Q:
What should I do if I receive more than one set of voting materials?

A:
This means you own shares of Maxar common stock that are registered under different names or are in more than one account. For example, you may own some shares directly as a Maxar stockholder of record and other shares through a broker, or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope. If you submit your proxy by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q:
How many copies of this proxy statement and related voting materials should I receive if I share an address with another Maxar stockholder?

A:
The SEC’s proxy rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more Maxar stockholders sharing the same address by delivering a single proxy statement to those Maxar stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for Maxar stockholders and cost savings for companies.

Maxar and some brokers may be householding our proxy materials by delivering a single set of proxy materials to multiple Maxar stockholders who request a copy and share an address, unless contrary instructions have been received from the affected Maxar stockholders. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker if your shares are held in a brokerage account or Maxar if you are a Maxar stockholder of record by making a request to our Corporate Secretary at 1300 West 120th Avenue, Westminster, Colorado 80234 or by calling our proxy solicitor, Georgeson

LLC, at (888) 613-9817. In addition, Maxar will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement.
Q:
Where can I find the voting results of the Special Meeting?

A:
The preliminary voting results for the Special Meeting are expected to be announced at the Special Meeting. In addition, within four business days following certification of the final voting results, Maxar will file the final voting results of the Special Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Maxar has engaged Georgeson LLC, which we refer to as “Georgeson,” to assist in the solicitation of proxies for the Special Meeting. Maxar estimates that it will pay Georgeson a fee of approximately $20,000, plus reimbursement for certain out-of-pocket fees and expenses. Maxar has agreed to indemnify Georgeson against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Maxar also may reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Maxar common stock. Maxar directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.
Q:
When do you expect the Merger to be completed?

A:
We currently expect to complete the Merger in mid-2023. However, the exact timing of completion of the Merger cannot be predicted because the Merger is subject to the closing conditions specified in the Merger Agreement and summarized in this proxy statement, many of which are outside of our control.

Q:
How can I obtain additional information about Maxar?

A:
Maxar will provide copies of this proxy statement, documents incorporated by reference and its 2023 Annual Report to Stockholders, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (which we refer to as “Annual Report”), without charge to any Maxar stockholder who makes a request in writing to our Corporate Secretary at 1300 West 120th Avenue, Westminster, Colorado 80234. In order for you to receive timely delivery of documents in advance of the Special Meeting, you must make such request by no later than [           ], 2023. Maxar’s Annual Report and other SEC filings may also be accessed at https://sec.gov or on Maxar’s Investor website at http://investor.maxar.com. Maxar’s website address is provided as an inactive textual reference only. The information provided on or accessible through our website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to our website provided in this proxy statement.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Maxar common stock, please contact our proxy solicitor:

GEORGESON LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Toll-Free: 888-613-9817
Email: Maxar@Georgeson.com

FORWARD-LOOKING STATEMENTS
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Statements concerning general economic conditions, our financial condition, including our anticipated revenues, earnings, cash flows or other aspects of our operations or operating results, and our expectations or beliefs concerning future events, and any statements using words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” or similar expressions, including the negative thereof, are forward-looking statements that involve certain factors, risks and uncertainties that could cause Maxar’s actual results to differ materially from those anticipated. Such factors, risks and uncertainties include:
•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between the parties to the proposed transaction;

•
the failure to obtain approval of the proposed transaction from Maxar stockholders;

•
the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all;

•
risks related to disruption of management’s attention from Maxar’s ongoing business operations due to the proposed transaction;

•
the effect of the announcement of the proposed transaction on the ability of Maxar to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally;

•
the ability of Maxar to meet expectations regarding the timing and completion of the transaction;

•
the impacts resulting from the conflict in Ukraine or related geopolitical tensions;

•
the impacts of the global COVID-19 pandemic or any other pandemics, epidemics or infectious disease outbreaks;

•
Maxar’s ability to generate a sustainable order rate for the satellite and space manufacturing operations and develop new technologies to meet the needs of its customers or potential new customers;

•
the impacts of any changes to the policies, priorities, regulations, mandates and funding levels of governmental entities;

•
the impacts if Maxar’s programs fail to meet contractual requirements or its products contain defects or fail to operate in the expected manner;

•
any significant disruption in or unauthorized access to Maxar’s computer systems or those of third parties that it utilizes in its operations, including those relating to cybersecurity or arising from cyber-attacks, and security threats could result in a loss or degradation of service, unauthorized disclosure of data, or theft or tampering of intellectual property;

•
satellites are subject to construction and launch delays, launch failures, damage or destruction during launch;

•
if Maxar satellites fail to operate as intended;

•
the impacts of any loss of, or damage to, a satellite and any failure to obtain data or alternate sources of data for Maxar’s products;

•
any interruption or failure of Maxar’s infrastructure or national infrastructure;

•
Maxar’s business with various governmental entities is concentrated in a small number of primary contracts;

•
Maxar operates in highly competitive industries and in various jurisdictions across the world;

•
uncertain global macro-economic and political conditions;

•
Maxar is a party to legal proceedings, investigations and other claims or disputes, which are costly to defend and, if determined adversely to it, could require it to pay fines or damages, undertake remedial measures or prevent it from taking certain actions;

•
Maxar’s ability to attract, train and retain employees;

•
any disruptions in U.S. government operations and funding;

•
any changes in U.S. government policy regarding use of commercial data or space infrastructure providers, or material delay or cancellation of certain U.S. government programs;

•
Maxar’s business involves significant risks and uncertainties that may not be covered by insurance;

•
Maxar often relies on a single vendor or a limited number of vendors to provide certain key products or services;

•
any disruptions in the supply of key raw materials or components and any difficulties in the supplier qualification process, as well as any increases in prices of raw materials;

•
any changes in Maxar’s accounting estimates and assumptions;

•
Maxar may be required to recognize impairment charges;

•
Maxar’s business is capital intensive, and it may not be able to raise adequate capital to finance its business strategies, including funding future satellites, or to refinance or renew its debt financing arrangements, or it may be able to do so only on terms that significantly restrict its ability to operate its business;

•
Maxar’s ability to obtain additional debt or equity financing or government grants to finance operating working capital requirements and growth initiatives may be limited or difficult to obtain;

•
Maxar’s indebtedness and other contractual obligations;

•
Maxar’s current financing arrangements contain certain restrictive covenants that impact its future operating and financial flexibility;

•
Maxar’s actual operating results may differ significantly from its guidance;

•
Maxar could be adversely impacted by actions of activist stockholders;

•
the price of Maxar’s common stock has been volatile and may fluctuate substantially;

•
Maxar’s operations in the U.S. government market are subject to significant regulatory risk;

•
failure to comply with the requirements of the National Industrial Security Program Operating Manual could result in interruption, delay or suspension of Maxar’s ability to provide its products and services, and could result in loss of current and future business with the U.S. government;

•
Maxar’s business is subject to various regulatory risks;

•
any changes in tax law, in Maxar’s tax rates or in exposure to additional income tax liabilities or assessments;

•
Maxar’s ability to use its U.S. federal and state net operating loss carryforwards and certain other tax attributes may be limited;

•
Maxar’s operations are subject to governmental law and regulations relating to environmental matters, which may expose it to significant costs and liabilities; and

•
the other risks listed from time to time in Maxar’s filings with the SEC.

For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Maxar’s Annual Report on Form 10-K for the year ended December 31, 2021 and to other documents filed by Maxar with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Maxar is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Directors for use at the Special Meeting.
Date, Time and Place
The Special Meeting will held virtually via live webcast on [           ], 2023, beginning at [        ] Mountain Time (unless the Special Meeting is adjourned or postponed). Maxar stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/MAXR2023SM, which we refer to as the “Special Meeting website.” To attend the Special Meeting, you must pre-register at [           ] by [           ] Mountain Time on [           ], 2023.
Purpose of the Special Meeting
At the Special Meeting, we will ask Maxar stockholders to vote on proposals to: (a) adopt the Merger Agreement Proposal; (b) approve, on an advisory (nonbinding) basis, the Compensation Proposal; and (c) approve the Adjournment Proposal.
Pre-Registering for the Special Meeting
In order to attend the Special Meeting, you must pre-register at [           ] by [           ] Mountain Time on [      ], 2023. To pre-register for the meeting, please follow the instructions below:
Maxar Stockholders of Record
Maxar stockholders of record as of the Record Date may register to participate in the Special Meeting remotely by visiting [           ]. Please have your proxy card, or notice, containing your control number available and follow the instructions to complete your registration request. After registering, Maxar stockholders will receive a confirmation email with a link and instructions for accessing the virtual Special Meeting. Requests to register to participate in the Special Meeting remotely must be received no later than [           ] Mountain Time on [           ], 2023.
Beneficial (Street Name) Stockholders
Maxar stockholders whose shares are held through a bank, broker or other nominee as of the Record Date may register to participate in the Special Meeting remotely by visiting [           ]. Please have available your voting instruction form, notice, or other communication provided by your bank, broker or other nominee that contains your control number and follow the instructions to complete your registration request. After registering, Maxar stockholders will receive a confirmation email with a link and instructions for accessing the virtual Special Meeting. Requests to register to participate in the Special Meeting remotely must be received no later than [           ] Mountain Time on [           ], 2023.
Questions on How to Pre-Register
If you have any questions or require any assistance with pre-registering, please contact Georgeson, Maxar’s proxy solicitor for the Special Meeting, at 888-613-9817 or Maxar@Georgeson.com.
Record Date; Shares Entitled to Vote; Quorum
Only Maxar stockholders as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. A list of Maxar stockholders entitled to vote at the Special Meeting will be available at our principal executive offices located at 1300 West 120th Avenue, Westminster, Colorado 80234, during regular business hours for a period of no less than 10 days before the Special Meeting, as well as on the Special Meeting website. If Maxar’s headquarters are closed during such period for health and safety reasons related to the COVID-19 pandemic, the list of Maxar stockholders will be made available for inspection upon request to our Corporate Secretary at 1300 West 120th Avenue, Westminster, Colorado 80234, subject to the satisfactory verification of Maxar stockholder status. The list will also be available electronically

during the Special Meeting on the Special Meeting website. As of the Record Date, there were [           ] shares of Maxar common stock outstanding and entitled to vote at the Special Meeting.
The presence, in person, or by remote communication, or represented by proxy, of the holders of a majority of the shares of Maxar common stock entitled to vote on the Record Date will constitute a quorum at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned to solicit additional proxies.
Vote Required; Abstentions and Broker Non-Votes
Each Maxar stockholder shall be entitled to one vote for each share of Maxar common stock owned at the close of business on the Record Date.
The affirmative vote of the holders of a majority of the outstanding shares of Maxar common stock entitled to vote thereon is required to approve the Merger Agreement Proposal. As of the Record Date, [           ] votes constitute a majority of the outstanding shares of Maxar common stock. Adoption of the Merger Agreement by Maxar stockholders is a condition to the consummation of the Merger.
The affirmative vote of the holders of the shares of Maxar common stock representing a majority of the voting power present in person, or by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the Compensation Proposal is required to approve, on an advisory (nonbinding) basis, the Compensation Proposal.
The affirmative vote of the holders of the shares of Maxar common stock representing a majority of the voting power present in person, or by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required for approval of the Adjournment Proposal.
If a quorum is present at the Special Meeting, the failure of any Maxar stockholder of record to: (a) submit a signed proxy card; (b) grant a proxy over the Internet or by telephone (in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting at the Special Meeting”); or (c) attend the Special Meeting will have the same effect as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. If a quorum is present at the Special Meeting, for Maxar stockholders who attend the Special Meeting or are represented by proxy and abstain from voting, the abstention will have the same effect as if the Maxar stockholder voted “AGAINST” the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal.
Each “broker non-vote” will also count as a vote “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. Maxar does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered “routine,” whereas each of the proposals to be presented at the Special Meeting is considered “non-routine.” As a result, no broker will be permitted to vote your shares of Maxar common stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Maxar is a reporting issuer in Canada. Multilateral Instrument 61-101 is not applicable to the Merger or other transactions contemplated by the Merger Agreement and related transaction documents as a result of Section 4.14 of National Instrument 71-102.
Stock Ownership and Interests of Certain Persons
Shares Held by Maxar’s Directors and Executive Officers
As of the Record Date, our executive officers and directors beneficially owned and were entitled to vote, in the aggregate, [           ] shares of Maxar common stock, representing approximately [     ]% of the shares of Maxar common stock outstanding on the Record Date.

We currently expect that our executive officers and directors will vote all of their respective shares of Maxar common stock (1) “FOR” the Merger Agreement Proposal, (2) “FOR” the Compensation Proposal and (3) “FOR” the Adjournment Proposal.
Voting at the Special Meeting
You can vote at the virtual Special Meeting, which will be held on [           ], 2023, at [           ] Mountain Time at [           ] (unless the Special Meeting is adjourned or postponed).
You may also authorize the persons named as proxies on the proxy card to vote your shares by returning the proxy card in advance by mail, over the Internet or by telephone. Although Maxar offers multiple voting methods, Maxar encourages you to vote over the Internet or by phone as Maxar believes they are the most cost-effective methods. We also recommend that you vote as soon as possible, even if you are planning to attend the Special Meeting, so that the vote count will not be delayed. Both the Internet and the telephone provide convenient, cost-effective and reliable alternatives to returning your proxy card by mail. If you choose to vote your shares over the Internet or by telephone, there is no need for you to submit your proxy card by mail.
To Vote Over the Internet:
Vote at [           ] in advance of the Special Meeting. The Internet voting system is available 24 hours per day until [11:59 p.m. Eastern] Time on [           ], 2023. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.
To Vote by Telephone:
Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours per day in the United States until [11:59 p.m. Eastern Time] on [           ], 2023. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.
To Vote by Proxy Card:
If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it before [           ] Mountain Time on [           ], 2023.
All shares represented by properly signed and dated proxies received by the deadline indicated above will be voted at the Special Meeting in accordance with the instructions of the Maxar stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal. If you indicate on your proxy card that you wish to vote in favor of the Merger Agreement Proposal but do not indicate a choice on the Adjournment Proposal or the Compensation Proposal on a nonbinding advisory basis, your shares of Maxar common stock will be voted “FOR” each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting using your control number, or, if you did not obtain a control number, contacting your bank, broker or other nominee to obtain a control number so that you may vote. If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker or other nominee, if possible, or do not attend the Special Meeting and vote thereat, it will have the same effect as if you voted “AGAINST” the Merger Agreement Proposal but, assuming a quorum is present, will not have any effect on the Compensation Proposal or the Adjournment Proposal (so long as you do not attend the Special Meeting and abstain from voting on any given proposal, which would have the same effect as voting “AGAINST” the Merger Agreement Proposal, the Compensation Proposal and/or the Adjournment Proposal, as applicable).
Revocability of Proxies
Any proxy given by a Maxar stockholder may be revoked before the Special Meeting by doing any of the following:
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if a proxy was submitted by telephone or over the Internet, by submitting another proxy by telephone or over the Internet, in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting at the Special Meeting” at any time before the closing of the voting facilities at [11:59 p.m. Eastern] Time on [           ], 2023;

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by submitting a properly signed and dated proxy card with a date later than the date of the previously submitted proxy relating to the same shares of Maxar common stock, provided such proxy card is received no later than the close of business on [           ], 2023;

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by delivering a signed written notice of revocation bearing a date later than the date of the proxy to Maxar’s Corporate Secretary at 1300 West 120th Avenue, Westminster, Colorado 80234, stating that the proxy is revoked, provided such written notice is received no later than the close of business on [           ], 2023; or

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by attending the virtual Special Meeting and voting thereat (your attendance at the virtual Special Meeting will not, by itself, revoke your proxy).

If you hold your shares of Maxar common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the virtual Special Meeting with your control number, or, if you did not obtain a control number, by contacting your bank, broker or other nominee to obtain a control number.
Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow Maxar stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.
Board of Directors’ Recommendation
The Board of Directors has unanimously: (a) determined that the Merger Agreement and the transactions contemplated thereby are advisable, fair to and in the best interests of Maxar and its stockholders; (b) approved the Merger Agreement and the transactions contemplated thereby, including the execution, delivery and performance of the Merger Agreement; (c) recommended that Maxar stockholders adopt the Merger Agreement; and (d) directed that the adoption of the Merger Agreement be submitted for consideration by Maxar stockholders at the Special Meeting.
The Board of Directors unanimously recommends that you vote: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Solicitation of Proxies
The Board of Directors is soliciting your proxy, and Maxar will bear the cost of soliciting proxies. Georgeson has been retained to assist with the solicitation of proxies. Georgeson will be paid approximately $20,000 and will be reimbursed for its reasonable out-of-pocket expenses for these and other advisory services in connection with the Special Meeting. Forms of proxies and proxy materials may also be distributed through brokers, custodians and other like parties to the beneficial owners of shares of Maxar common stock, in which case these parties will be reimbursed for their reasonable out-of-pocket expenses in accordance with SEC and NYSE regulations. Proxies may also be solicited in person or by telephone, facsimile, electronic mail or other electronic medium by Georgeson or, without additional compensation, by Maxar or Maxar’s directors, officers and employees.

Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval by Maxar stockholders of the Merger Agreement Proposal, we currently anticipate that the Merger will be consummated in mid-2023.
Appraisal Rights
If the Merger is consummated, Maxar stockholders who continuously hold shares of Maxar common stock through the Effective Time, do not vote in favor of the adoption of the Merger Agreement and properly demand appraisal of their shares and do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that Maxar stockholders who perfect their appraisal rights, do not thereafter withdraw their demand for appraisal, and follow the procedures in the manner prescribed by Section 262 of the DGCL may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Maxar common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be fair value, if any (or in certain circumstances described in further detail in the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the Merger to each Maxar stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, Maxar stockholders who wish to seek appraisal of their shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Maxar stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.
To exercise your appraisal rights, you must: (a) submit a written demand for appraisal to Maxar before the vote is taken on the adoption of the Merger Agreement; (b) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (c) continue to hold your shares of Maxar common stock of record through the Effective Time; and (d) strictly comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow exactly the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the Maxar stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex C to this proxy statement and incorporated herein by reference. If you hold your shares of Maxar common stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such bank, brokerage firm or nominee.
Delisting and Deregistration of Maxar Common Stock
If the Merger is completed, the shares of Maxar common stock will be delisted from the NYSE and the TSX and deregistered under the Exchange Act, and shares of Maxar common stock will no longer be publicly traded. We also expect Maxar will cease to be a reporting issuer in all of the provinces of Canada.
Other Matters
Pursuant to the DGCL and Maxar’s bylaws, only the matters set forth in the Notice of Special Meeting may be brought before the Special Meeting.

Householding of Special Meeting Materials
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more Maxar stockholders reside if we believe the stockholders are members of the same family. Each Maxar stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.
If you would like to receive your own set of our disclosure documents, please contact us using the instructions set forth below. Similarly, if you share an address with another Maxar stockholder and together both of you would like to receive only a single set of our disclosure documents, please contact us using the instructions set forth below.
If you are a Maxar stockholder of record, you may contact us by writing to our Corporate Secretary at 1300 West 120th Avenue, Westminster, Colorado 80234 or by calling our proxy solicitor, Georgeson LLC, at (888) 613-9817. Eligible stockholders of record receiving multiple copies of this proxy statement can request householding by contacting us in the same manner. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.
Questions and Additional Information
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Maxar common stock, please contact our proxy solicitor:
GEORGESON LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Toll-Free: 888-613-9817
Email: Maxar@Georgeson.com

PROPOSAL 1:   ADOPTION OF THE MERGER AGREEMENT
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because it contains important information about the Merger and how it affects you.
Parties Involved in the Merger
Maxar Technologies Inc.
1300 West 120th Avenue
Westminster, Colorado 80234
Maxar is a provider of comprehensive space solutions and secure, precise, geospatial intelligence. Maxar delivers disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Maxar’s unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost effectiveness. Maxar’s 4,400 team members in over 20 global locations are inspired to harness the potential of space to help Maxar’s customers create a better world. Maxar’s principal executive offices are located at 1300 West 120th Avenue, Westminster, Colorado 80234, and its telephone number is (303) 684-7660. Maxar common stock is listed on the NYSE and the TSX under the symbol “MAXR.”
Galileo Parent, Inc.
c/o Advent International Corporation
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Parent was incorporated on December 12, 2022, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement.
Galileo Bidco, Inc.
c/o Advent International Corporation
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Merger Sub is a wholly owned subsidiary of Parent and was incorporated on December 12, 2022, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement.
Galileo Topco, Inc.
c/o Advent International Corporation
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Preferred Equity Issuer is an indirect parent of Parent and was incorporated on December 8, 2022, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any activities other than in connection with or as contemplated by the Merger Agreement.
Parent, Merger Sub and Preferred Equity Issuer are each affiliated with the Sponsors. Advent, based in Boston, MA, is a leading global private equity firm, focused on partnering with management teams to deliver sustained revenue and earnings growth for its portfolio companies in five core sectors, including business and financial services; health care; industrial; retail, consumer and leisure; and technology (including investments in defense, security and cybersecurity as well as critical national infrastructure). BCI is amongst the largest institutional investors in Canada and is invested in fixed income and private debt, public and private equity, infrastructure and renewable resources, as well as real estate equity and real estate debt. BCI’s private equity program actively manages a global portfolio of privately-held companies in the business services, consumer, financial services, healthcare, industrials, and technology, media and telecommunications sectors. At the Effective Time, the Surviving Corporation will be indirectly owned by the Sponsors and certain of their affiliates.
Effect of the Merger
On the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will merge with and into Maxar, the separate corporate existence of Merger Sub will cease and Maxar will continue its corporate existence under the DGCL as the Surviving Corporation. As a result of the Merger, Maxar will become a wholly owned subsidiary of Parent, and Maxar common stock will no longer be publicly traded and will be delisted from the NYSE and the TSX. In addition, Maxar common stock will be deregistered under the Exchange Act, and Maxar will no longer file periodic or other reports with the SEC or applicable Canadian securities regulators. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation, subject to your appraisal rights (see the section of this proxy statement entitled “— Appraisal Rights”).
The Effective Time will occur at such time as the certificate of merger with respect to the Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be mutually agreed by Maxar and Merger Sub and specified in the certificate of merger in accordance with the DGCL.
Effect on Maxar If the Merger Is Not Completed
If the Merger Agreement is not adopted by Maxar stockholders, or if the Merger is not completed for any other reason:
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Maxar stockholders will not be entitled to, nor will they receive, any payment for their respective shares of Maxar common stock pursuant to the Merger Agreement;

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(a) Maxar will remain an independent public company; (b) Maxar common stock will continue to be listed and traded on the NYSE and the TSX and registered under the Exchange Act; and (c) Maxar will continue to file periodic and other reports with the SEC and applicable Canadian securities regulators; and

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under specified circumstances, Maxar will be required to pay Parent a termination fee of $124.5 million, upon the termination of the Merger Agreement, as described in the section of this proxy statement entitled “The Merger Agreement — Termination Fees.”

Merger Consideration
Maxar Common Stock
At the Effective Time, by virtue of the Merger and without any action on the part of Maxar, Parent, Merger Sub, Preferred Equity Issuer or the holders of any securities of Maxar or Merger Sub, each share of Maxar common stock (other than the Unconverted Shares) issued and outstanding immediately prior to the Effective Time will be converted automatically into the right to receive the Merger Consideration of $53.00 in cash, without interest, subject to any required tax withholding.
After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of Maxar common stock that you own (other than any Unconverted Shares) immediately prior to the Effective Time (subject to any required tax withholding), but you will no longer have any rights as a Maxar stockholder (except that Maxar stockholders who properly and validly exercise and do not withdraw their appraisal rights will have a right to receive payment of the “fair value” of their shares as determined pursuant to an appraisal proceeding, as contemplated by the DGCL). For more information, please see the section of this proxy statement entitled “— Appraisal Rights.”

Treatment of Maxar Equity Awards
Maxar SARs
Each Maxar SAR that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the total number of shares of Maxar common stock subject to such Maxar SAR as of immediately prior to the Effective Time and (2) the excess, if any, of the Merger Consideration over the applicable exercise price per share of Maxar common stock subject to such Maxar SAR as of the Effective Time.
Maxar PSU and RSUs
Each Maxar RSU, PSU and DSU that is outstanding as of immediately prior to the Effective Time, excluding any 2023 Employee RSUs, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of shares of Maxar common stock subject to the respective award as of immediately prior to the Effective Time and (2) the Merger Consideration. For purposes of clause (1) of the immediately preceding sentence, the number of shares of common stock subject to a Maxar PSU will equal (i) for a Maxar PSU granted in 2020, 175% of the target number of shares of Maxar common stock covered by such Maxar PSU, (ii) for a Maxar PSU granted in 2021, 176% of the target number of shares of Maxar common stock covered by such Maxar PSU, and (iii) for a Maxar PSU granted in 2022, 184% of the target number of shares of Maxar common stock covered by such Maxar PSU.
2023 Employee RSUs
For each 2023 Employee RSU, 33% of the number of shares covered by such 2023 Employee RSU that are outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) 33% of the number of shares of Maxar common stock subject to such 2023 Employee RSU as of immediately prior to the Effective Time and (2) the Merger Consideration, with such payment to be made no later than 10 business days following the Closing Date. The remaining portion of shares covered by such 2023 Employee RSU that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the remaining portion of shares of Maxar common stock subject to such 2023 Employee RSU as of immediately prior to the Effective Time and (2) the Merger Consideration, with such payment to be made in two substantially equal installments on each of January 1, 2024, and January 1, 2025, subject to the holder’s continued employment with Maxar, the Surviving Corporation, or a subsidiary through the applicable payment date; provided that, if such holder experiences a termination of employment without cause or for good reason, any unpaid amount will be paid to the holder within 30 days of such termination.
Employee Stock Purchase Plan
No new offering period will commence following December 15, 2022, under the 2019 Employee Share Purchase Plan (the “ESPP”). The ESPP will terminate immediately prior to the Effective Time. With respect to any contributions accumulated under the ESPP pursuant to an offering period in effect as of December 15, 2022, participant’s options to purchase Maxar common stock will be exercised automatically on the earlier to the occur of (i) the last day of the offering period and (ii) three business days prior to the Effective Time, unless participant earlier withdraws from the offering period. Following December 15, 2022, individuals may not increase their contributions to the ESPP or make separate non-payroll contributions to the ESPP. Shares purchased under the ESPP that remain outstanding immediately prior to the Effective Time will be eligible to receive the Merger Consideration provided to holders of Maxar common stock.
Background of the Merger
As part of Maxar’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Board of Directors and Maxar’s management periodically review, consider and assess Maxar’s operations and financial performance, as well as overall industry conditions, as they may affect those strategic goals and plans. This review includes, among other matters, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives, as compared to the benefits and risks of continued operation as a standalone company, and have sometimes included outside financial and legal advisors.
On May 16, 2022, a representative of Advent contacted General Howell M. Estes, III, Chairman of the Board of Directors, regarding Advent’s potential interest in Maxar. Later that day, representatives of Advent emailed Daniel L. Jablonsky, Maxar’s Chief Executive Officer and indicated that representatives of Advent would be in Colorado later that month and that they would like to meet with Mr. Jablonsky and other members of Maxar’s management to discuss their view of Maxar’s future business prospects and other potential opportunities. Following such communication, Maxar’s then-Chief Strategy Officer (the “CSO”) agreed to meet by videoconference with representatives of Advent to discuss such matters.
On May 26, 2022, representatives of Advent met with the CSO by videoconference and provided background information with respect to Advent and defense and aerospace companies in which Advent had invested or that Advent had acquired, including Cobham Limited and Ultra Electronics. Representatives of Advent explained that they believed that Maxar was well positioned for future success and that Advent was confident in Maxar’s future business prospects. The substance of this meeting was relayed by the CSO to Mr. Jablonsky and other members of Maxar’s management team.
On May 27, 2022, representatives of Advent sent an email to Mr. Jablonsky stating that they had enjoyed their meeting with Maxar, and that they would like to open up a dialogue between Advent and Maxar about ways in which Advent might be helpful to Maxar in the future. They also requested a follow up meeting with Maxar in which Mr. Jablonsky would participate. In this email, representatives of Advent did not provide a specific agenda or proposal with respect to which they intended to discuss or propose during such a meeting, and Mr. Jablonsky did not schedule a meeting with Advent following the May 27, 2022 email.
On June 15, 2022, representatives of Advent emailed Mr. Jablonsky a letter (the “June 15 Letter”), addressed to Mr. Jablonsky and General Estes. The June 15 Letter contained a nonbinding indication of interest for Advent to acquire all of the outstanding shares of Maxar common stock at a value of $48 per share in cash. The June 15 Letter noted, among other things, that Advent’s proposal was subject to the satisfactory completion of confirmatory due diligence (supplementary to Advent’s already-completed outside-in diligence) as well as the negotiation and execution of a merger agreement and other related documentation, and attached as an exhibit a due diligence request list. The June 15 Letter also noted that the transaction would not be subject to a financing condition. Promptly following receipt of the June 15 Letter, Mr. Jablonsky shared it with the Board of Directors.
On June 17, 2022, Mr. Jablonsky emailed representatives of Advent a letter confirming receipt of the June 15 Letter, stating that the June 15 Letter had been shared with the Board of Directors, and that the Board of Directors would review the proposal contained in the June 15 Letter carefully, with the assistance of Maxar’s financial and legal advisors. Mr. Jablonsky’s letter stated that he would respond to the proposal in the June 15 Letter after the Board of Directors had the opportunity to review and consider the proposal.
Following receipt of the June 15 Letter, based upon discussions with General Estes and other independent directors, Mr. Jablonsky and Maxar’s management determined that it would be advisable for Maxar to retain a financial advisor to aid Maxar’s management and the Board of Directors in evaluating the proposal contained in the June 15 Letter. Between June 15, 2022 and July 28, 2022, members of Maxar’s management met with several candidates, and determined to explore retaining J.P. Morgan as financial advisor to Maxar in connection with its consideration of the June 15 Letter. J.P. Morgan was selected based on its qualifications, expertise and reputation in the aerospace and defense sectors, and its knowledge of the business and affairs of Maxar.
On July 6, 2022, representatives of Advent contacted members of Maxar’s management team to inquire about a response to the June 15 Letter. On July 8, 2022, members of Maxar’s management team reiterated the sentiments expressed in Mr. Jablonsky’s June 17, 2022 letter: that Maxar would respond to the June 15 Letter once the Board of Directors had carefully reviewed and considered the proposal contained therein.
On July 28, 2022, the Board of Directors held a regularly scheduled, in-person meeting in Westminster, Colorado, during which members of Maxar’s management, representatives of Maxar’s financial advisor,

J.P. Morgan, and representatives of Maxar’s legal counsel, Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”) participated. Additionally, representatives of Milbank LLP (“Milbank”), regulatory counsel to Maxar, participated in the meeting telephonically. At the meeting, Mr. Jablonsky described Maxar’s contacts with Advent, including the May 26, 2022 meeting and the June 15 Letter and the proposal contained therein. A representative of Wachtell Lipton provided an overview of the Board of Directors’ fiduciary duties under Delaware law in the context of the consideration of a proposal to acquire Maxar. Representatives of J.P. Morgan provided an overview of the current market landscape based on publicly available information and Maxar’s historical performance based on publicly available information and information provided by Maxar’s management. Additionally, representatives of J.P. Morgan reviewed with the Board of Directors J.P. Morgan’s preliminary financial analysis of the proposal contained in the June 15 Letter, based on the July 2022 Base Case Forecast. The representatives of J.P. Morgan also discussed various precedent transactions, including recent leveraged buyout transactions by private equity sponsors, the state of the U.S. leveraged financing market and the difficulties facing that market at that time, and addressed the potential impact such difficulties could have on Advent’s ability to obtain financing in connection with a potential transaction, and other public market considerations. Additionally, representatives of Wachtell Lipton and Milbank reviewed the likely regulatory approvals that would be required to consummate a transaction with Advent, as well as the feasibility and likely timing of such approvals.
Following the presentations by Maxar’s advisors, the Board of Directors discussed the June 15 Letter and how best to proceed with respect to the proposal contained therein. In particular, the Board of Directors discussed (i) the possibility that undertaking any potential transaction could result in significant distraction and diversion of management’s time and efforts away from the execution of Maxar’s strategic priorities, including the successful deployment of the WorldView Legion program, (ii) the state of the U.S. leveraged financing market and whether the proposal contained in the June 15 Letter was likely to be actionable in light of the then-current market conditions, (iii) the likelihood that Advent and its potential financing sources would agree to be required to complete any potential transaction in the event that the WorldView Legion program was not successful, and the significant negative impact on Maxar and its stockholders that would likely arise from a failed transaction, and (iv) the valuation of Maxar that could be achieved upon the successful execution of Maxar’s business plan relative to the consideration proposed in the June 15 Letter, including risks related to Maxar’s ability to execute successfully on its business plan and the likely impact that certain adverse changes to the business plan would have. In light of these and other considerations discussed among members of the Board of Directors and Maxar’s management, the Board of Directors unanimously determined that further engagement with Advent with respect to Advent’s June 15 Letter was not warranted at the time. The Board of Directors directed members of Maxar’s management to inform Advent of the Board of Directors’ decision.
Additionally, following the July 28, 2022 meeting, the Board of Directors determined that Maxar should retain J.P. Morgan as Maxar’s financial advisor in connection with Maxar’s consideration of Advent’s proposal and related matters.
On August 1, 2022, Mr. Jablonsky emailed a letter (the “August 1 Letter”) to representatives of Advent that responded to the June 15 Letter. The August 1 Letter stated that the Board of Directors had carefully reviewed and considered the June 15 Letter, with the assistance of Maxar’s financial and legal advisors, and had unanimously determined that the proposal contained in the June 15 Letter did not provide a basis for further discussions at that time, and that the Board of Directors believed that it was in the best interest of Maxar and its stockholders for the company to remain focused on the execution of its business plan and, in particular, the successful deployment of the WorldView Legion program.
On August 22, 2022, representatives of Advent emailed Mr. Jablonsky a letter (the “August 22 Letter”) addressed to Mr. Jablonsky and General Estes. The August 22 Letter contained an updated nonbinding proposal for Advent to acquire all of the outstanding shares of Maxar common stock at a value of $50 per share in cash. Additionally, the August 22 Letter reiterated Advent’s request for additional confirmatory due diligence information, stating if Advent were allowed access to certain due diligence information, Advent could be in a position to either reaffirm or increase the value of its proposal. Promptly following receipt of the August 22 Letter, Mr. Jablonsky shared it with the Board of Directors. Mr. Jablonsky also confirmed to representatives of Advent that he had received the August 22 Letter.

On August 29, 2022, representatives of Advent sent an email to Mr. Jablonsky to inquire as to the status of Maxar’s response to the August 22 Letter and request an in person meeting in the coming weeks with Mr. Jablonsky.
Mr. Jablonsky discussed the August 22 Letter and Advent’s August 29, 2022 email with General Estes and other members of the Board of Directors, as well as members of Maxar management and representatives of J.P. Morgan and Wachtell Lipton. These conversations included discussions of the reasons why the Board of Directors had instructed Mr. Jablonsky to inform Advent following the Board of Directors’ July 28, 2022 meeting that the June 15 Letter did not warrant further discussion, including, in particular, the possibility that undertaking any potential transaction process could result in significant distraction and diversion of management’s time and efforts away from the execution of Maxar’s strategic priorities, including the successful deployment of the WorldView Legion program and the likelihood that Advent and its potential financing sources would agree to complete any potential transaction in the event that the WorldView Legion program was not successful, and the significant negative impact on Maxar and its stockholders that would likely arise from a failed transaction. During these conversations and others, it was noted that Advent’s new proposal did not address whether a proposed transaction and any committed financing in connection therewith would be subject to the successful deployment of the WorldView Legion program, and members of the Board of Directors expressed the view that Maxar’s response to the August 22 Letter and Advent’s August 29, 2022 email did not warrant a different response than the June 15 Letter.
Following these conversations, on September 6, 2022, Mr. Jablonsky emailed a letter (the “September 6 Letter”) to representatives of Advent, which stated that the Board of Directors had determined that the proposal contained in the August 22 Letter did not provide a basis for further discussion. The September 6 Letter also noted that, consistent with its fiduciary duties, the Board of Directors continually assesses opportunities to enhance Maxar stockholder value, and that following the deployment of the WorldView Legion program, engagement with respect to a potential transaction might be fruitful.
Additionally, following Mr. Jablonsky’s transmission of the September 6 Letter, members of Maxar’s management instructed J.P. Morgan to inform Advent that J.P. Morgan was acting as Maxar’s financial advisor, and to explain to Advent that the September 6 Letter had advised that continued engagement following the deployment of Maxar’s WorldView Legion program might be more fruitful because of the possibility that undertaking any potential transaction at the current time could result in significant distraction and diversion of management’s time and efforts away from the execution of Maxar’s strategic priorities, including the successful deployment of the WorldView Legion program, and the Board of Directors’ concern that Advent and its potential financing sources would not agree to be required to complete any potential transaction in the event that the WorldView Legion program was not successful. During these discussions, representatives of Advent explained to representatives of J.P. Morgan that Advent’s proposal was not conditioned upon the successful deployment of the WorldView Legion program. Acting at the instruction of members of Maxar management, J.P. Morgan asked Advent to provide greater clarity in writing regarding its commitment to accept the risk that the WorldView Legion program would not be successful in a potential transaction.
On September 12, 2022, during the course of a conversation at an international trade conference, the Chief Executive Officer of Party A informed Mr. Jablonsky that Party A had long admired Maxar, and that Party A might be interested in pursuing a strategic transaction with Maxar, but would not be prepared to discuss any such transaction for a period of six to nine months. Mr. Jablonsky informed the Chief Executive Officer of Party A that Party A should contact Mr. Jablonsky if Party A had a proposal or strategic transaction that Party A wished to discuss with Maxar. Mr. Jablonsky promptly informed the Board of Directors of his conversation with the Chief Executive Officer of Party A. Since the September 12, 2022 conversation, representatives of Party A have not made any such proposal.
On September 19, 2022, representatives of Advent emailed Mr. Jablonsky a letter (the “September 19 Letter”) addressed to Mr. Jablonsky and General Estes. The September 19 Letter stated that its purpose was to clarify that Advent’s proposal was not conditioned upon the successful deployment of the WorldView Legion program. Mr. Jablonsky promptly shared the September 19 Letter with the Board of Directors following its receipt.

Following receipt of the September 19 Letter, Mr. Jablonsky engaged in discussions with General Estes, other members of Maxar’s management and representatives of each of J.P. Morgan and Wachtell Lipton. Among other things, these discussions focused on (i) the need for greater clarity with respect to the extent of Advent’s commitment regarding its proposal not being conditioned on the successful deployment of the WorldView Legion satellite program, including how such assurances would be documented in the definitive documentation for a potential transaction, (ii) the challenging state of the U.S. leveraged financing market, and the concern that potential financing sources might not agree to provide a potential purchaser with committed financing in a transaction where the purchaser had assumed the risk related to the successful deployment of the WorldView Legion satellite program, and (iii) the other matters considered by the Board of Directors at its July 28, 2022 meeting. Following such discussions, members of Maxar’s management instructed J.P. Morgan to communicate to Advent the need for greater specificity with respect to the matters addressed in the September 19 Letter, as well as the need for Advent to reaffirm its $50 per share price. Representatives of J.P. Morgan promptly communicated these messages to Advent.
On September 30, 2022, representatives of Advent emailed to Mr. Jablonsky a letter (the “September 30 Letter”). The September 30 Letter stated that Advent appreciated the feedback it had received from representatives of J.P. Morgan with respect to the September 19 Letter, and sought to clarify the meaning of Advent’s statement that Advent’s proposal was not conditioned upon the successful deployment of the WorldView Legion program. Specifically, the September 30 Letter stated that: (i) any transaction agreement would be structured such that Advent would bear 100% of the risk related to any potential failure of the WorldView Legion program to perform (launch, deployment, post-launch functionality, etc.), such that the failure of the WorldView Legion program to perform would have no bearing on Advent’s obligation to consummate the proposed transaction, or affect the purchase price, (ii) such transaction agreement would expressly exclude WorldView Legion-related risks impacting the future performance of the WorldView Legion program from any “material adverse effect” definition and closing conditions in such agreement, and would also not include bring-down tests linked to WorldView Legion program-related representations and warranties, and (iii) Advent’s potential financing sources had agreed to the framework identified in clauses (i) and (ii) of this paragraph. Additionally, the September 30 Letter included the $50 price per share that Advent had included in the August 22 Letter. Mr. Jablonsky promptly shared the September 19 Letter with the Board of Directors following its receipt.
On October 12, 2022, the Board of Directors held a meeting by videoconference, during which members of Maxar’s senior management, representatives of J.P. Morgan and representatives of Wachtell Lipton were present. Mr. Jablonsky explained that the purpose of the meeting was for the Board of Directors to discuss the updated proposal from Advent to acquire Maxar for $50 per share in cash contained in the August 22 Letter, as supplemented by the September 19 Letter and the September 30 Letter. A representative of Wachtell Lipton discussed legal matters, including the Board of Directors’ fiduciary duties under Delaware law in the context of the consideration of Advent’s proposal. Additionally, members of Maxar’s management and of J.P. Morgan reviewed with the Board of Directors the July 2022 Base Case Forecast, as well as the October 2022 Satellite Loss Case Forecast, which had been prepared by Maxar’s management to analyze the long-term financial impact of the potential loss or failure of satellites, including satellites that are to be part of the WorldView Legion satellite program, as more fully described in the section of this proxy statement entitled “— Certain Financial Projections.” Representatives of J.P. Morgan then reviewed with the Board of Directors their preliminary financial analysis of the proposal contained in the August 22 Letter. The representatives of J.P. Morgan also discussed various precedent transactions, including recent leveraged buyout transactions by private equity sponsors, the state of the U.S. leveraged financing market and the difficulties facing that market at present, including the potential impact such difficulties could have on Advent’s ability to obtain financing in connection with a potential transaction, and other public market considerations.
Following this discussion, members of the Board of Directors further discussed the proposal and potential responses, including in the context of Maxar’s standalone plan, as well as potential short- and long-term execution and strategic risks to Maxar’s long-range financial plan on a standalone basis. In particular, members of the Board of Directors discussed (i) that Advent’s $50 per share proposal represented approximately a 96% premium to the closing price of Maxar common stock on August 19, 2022, as well as an approximately 173% premium to the closing price of Maxar common stock on September 29, 2022, the day prior to the September 30 Letter, (ii) the statements contained in the September 19 Letter and the

September 30 Letter with respect to Advent’s acceptance of risks related to the WorldView Legion program in a potential transaction, (iii) the intensive efforts required of Maxar and its management to successfully execute on Maxar’s strategic priorities, including making the WorldView Legion program a success, and the distraction that could result from engaging with Advent or other potential acquirers with respect to a potential transaction, along with the fact that there would be no guarantee that Maxar would reach final agreement with respect to such a transaction, even one that shifted the risk related to the deployment of the WorldView Legion program to the purchaser, and (iv) the challenging state of the U.S. leveraged financing market, and the Board of Directors’ assessment that it might be challenging for Advent to secure committed financing for a potential transaction. The Board of Directors also discussed, including with representatives of Wachtell Lipton and J.P. Morgan, whether it would be advisable to contact other potential bidders, including in the context of an auction, before engaging discussions with Advent. As part of such discussions, the Board of Directors also considered concerns that such a process could result in additional distraction and diversion of management’s time and efforts away from the execution of Maxar’s strategic priorities, including the successful deployment of the Worldview Legion program, and that such a process could also result in market leaks and rumors regarding a potential transaction, which could disrupt Maxar’s business relationships and risk employee turnover, as well as lead to turnover in Maxar’s stockholder base and potential stock price volatility. Additionally, the members of the Board of Directors discussed whether it would be in the best interest of Maxar and its stockholders to permit Advent to perform a limited amount of confirmatory commercial due diligence, in order to evaluate whether Advent’s proposal to acquire Maxar and to obtain the committed financing required in connection therewith, was executable, while also minimizing the distraction to members of management as they continued to execute on Maxar’s strategic priorities, including preparing for the deployment of the WorldView Legion program. Following discussion of these and other considerations among members of the Board of Directors, Maxar’s management and Maxar’s financial and legal advisors, the Board of Directors did not reach a conclusion with respect to any further engagement with Advent, but determined to meet again to continue its discussion.
On October 16, 2022, the Board of Directors held a meeting by videoconference, during which members of Maxar’s senior management, representatives of J.P. Morgan and representatives of Wachtell Lipton were present. Mr. Jablonsky explained that the purpose of the meeting was for the Board of Directors to continue its discussion of Advent’s proposal to acquire Maxar for $50 per share in cash contained in the August 22 Letter, as supplemented by the September 19 Letter and the September 30 Letter. A representative of Wachtell Lipton discussed certain legal matters, including the Board of Directors’ fiduciary duties under Delaware law in the context of the consideration of Advent’s proposal. Additionally, representatives of J.P. Morgan discussed in greater detail the state of the U.S. leveraged finance market, including that some transactions continued to be completed notwithstanding the generally challenging financing environment, noting that direct lenders had played a more prominent role in acquisition financings in recent months, and that Advent had expressed an interest in working with direct lenders in connection with the financing of a proposed transaction with Maxar.
Following this discussion, members of the Board of Directors discussed whether or not the proposal from Advent was credible, including based on Advent’s prior diligence evaluation that Advent noted in its prior letters that it had completed, Advent’s efforts to engage with potential financing sources and its willingness to bear the risk with respect to the WorldView Legion program between the signing and closing of any transaction. Members of Maxar’s senior management then discussed with the Board of Directors their views with respect to the possibility of a transaction with Advent, and their opinion on the views of Maxar’s stockholders with respect to such a transaction. The Board of Directors discussed a framework for potential limited engagement with Advent with respect to a potential transaction, noting that at any time Maxar would have the opportunity to immediately terminate discussions with Advent should it become clear that Advent would not be able to provide a fully financed transaction with a customary degree of transaction certainty, or if the Board of Directors determined that it was in the best interests of Maxar and its stockholders to do so. Members of the Board of Directors discussed this framework and, after considering the factors discussed at both of the October 12, 2022 and October 16, 2022 meetings of the Board of Directors, instructed management to proceed with providing a limited amount of business diligence to Advent, with instructions to Advent that, prior to the Thanksgiving holiday on November 24, 2022, Advent would be required to deliver a revised proposal to Maxar including, in particular, documentation and other assurance to support the availability of committed financing to Advent for a proposed transaction at a price of at least $50 per share.

Following this determination, representatives of J.P. Morgan contacted representatives of Advent to explain the proposed framework. Additionally, between October 17, 2022 and October 19, 2022, Maxar and Advent negotiated the terms of a confidentiality agreement, with representatives of Wachtell Lipton and Advent’s legal counsel, Weil, Gotshal & Manges LLP (“Weil”), participating in such negotiations. On October 19, 2022, Maxar and Advent entered into the confidentiality agreement, which included a customary standstill provision and a list of permitted financing sources, including BCI. In connection with the entry of the confidentiality agreement, representatives of Advent shared with Maxar and its advisors a due diligence request list containing items that Advent stated it required in order to submit the proposal contemplated by Maxar’s proposed framework.
On October 25 and 26, 2022, the Board of Directors held regularly scheduled, in-person meetings in Westminster, Colorado. During these meetings, Mr. Jablonsky provided an update of the discussions with Advent, including that Mr. Jablonsky and other members of Maxar’s senior management had scheduled a meeting with representatives of Advent in Colorado for October 28, 2022. Additionally, on October 26, 2022, members of Maxar’s senior management reviewed with the Board of Directors the October 2022 Base Case Forecast, which had been prepared by Maxar’s management in the ordinary course to (i) reflect, among other updates, Maxar’s actual financial results for the period since the July 2022 Base Case Forecast had been prepared, and (ii) incorporate management’s projected results for the fiscal year ending December 31, 2027, as more fully described in the section of this proxy statement entitled “— Certain Financial Projections.”
On October 27, 2022, Maxar began uploading due diligence materials to a confidential data room hosted by Intralinks (the “Data Room”). Representatives of Advent received access to the Data Room shortly thereafter.
On October 28, 2022, members of Maxar’s management met in person with representatives of Advent and of certain potential financing sources with whom Maxar had given its prior written consent for Advent to share Maxar’s confidential information in Colorado, including BCI. At this meeting, management of Maxar provided representatives of Advent with additional information regarding Maxar’s business, potential areas of value and Maxar’s management’s view of Maxar’s future prospects as a standalone company. Additionally, Maxar’s management and representatives of Advent and of the potential financing sources held multiple business diligence meetings by videoconference during the weeks of November 7, 2022 and November 14, 2022. Additionally, during this time, Maxar made available additional confidential business diligence information to Advent and its representatives, as well as to the potential financing sources.
On November 2, 2022, representatives of Advent emailed Mr. Jablonsky a letter (the “November 2 Letter”) addressed to Mr. Jablonsky stating that they appreciated the opportunity to meet with Mr. Jablonsky and members of Maxar’s management in Colorado during the management presentation on October 28, 2022. The November 2 Letter also stated that Advent continued to be very interested in pursuing an acquisition of Maxar at $50 per share, and would look to improve on the $50 per share price, as outlined in Advent’s August 22 Letter. Additionally, the November 2 Letter stated that Advent and the potential financing sources anticipated submitting an updated proposal with draft documentation related to the committed financing prior to the Thanksgiving holiday as contemplated by the framework proposed by Maxar. The November 2 Letter also requested that Maxar consent to provide confidential information to a limited number of additional potential financing sources, including additional direct lenders, in order to increase the certainty of any committed financing, and potentially improve its terms. Mr. Jablonsky promptly shared the November 2 Letter with the Board of Directors following its receipt. Additionally, Maxar provided its consent for Advent to share confidential information with a limited number of additional potential financing sources.
On November 11, 2022, a representative of a global investment bank placed a telephone call to Mr. Jablonsky. The representative of the global investment bank informed Mr. Jablonsky that he was calling on behalf of a client that might be interested in a potential strategic transaction with Maxar, and that he was calling to gauge Maxar’s interest in such a transaction. The representative of the global investment bank, however, declined to identify his client to Mr. Jablonsky. Mr. Jablonsky informed the representative that Maxar continually assesses opportunities to enhance Maxar stockholder value, and that if the representative’s client had a proposal for Maxar and the Board of Directors to consider, then the representative’s client should contact Mr. Jablonsky. Mr. Jablonsky promptly informed the Board of Directors of his conversation with the representative of the global investment bank.

On November 22, 2022, Maxar filed a Current Report on Form 8-K (the “EchoStar 8-K”) disclosing that Maxar had entered into an amendment to its contract (such amendment, the “EchoStar Amendment” and such contract, the “EchoStar Contract”) with an affiliate of EchoStar Corporation (“EchoStar”) related to the delay of the shipment of the JUPITER 3 satellite, following EchoStar having communicated its intention to Maxar to terminate its contract with Maxar as a result of the delay and demand return of all monies paid by EchoStar to Maxar. Additionally, the EchoStar 8-K also disclosed the anticipated financial impact of the amendment on Maxar’s guidance, including that (i) there will be no change to Maxar’s 2022 free cash flow guidance, (ii) there will be a $65 million reduction in revenue and Adjusted EBITDA in 2022, (iii) there will be an approximately $20 million reduction in free cash flow in 2023 related primarily to the forgone payments from EchoStar, and (iv) there would be up to an estimated $30 to $40 million reduction in free cash flow in 2023 attributable to the purchase of goods and/or services pursuant to a certain separate commercial agreement entered into between Maxar and EchoStar, as amended. In response to these events, Maxar’s management made adjustments to its long-term strategic plan as a result of the EchoStar Amendment, which adjustments were incorporated into the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast, in each case as defined and described in the section of this proxy statement entitled “— Certain Financial Projections.”
On November 23, 2022, representatives of Advent emailed a letter to Mr. Jablonsky containing a proposal to acquire all of the outstanding shares of Maxar common stock for $50 per share in cash (the “November 23 Proposal”). Consistent with the framework proposed by Maxar following its Board of Directors’ October 16, 2022 meeting, the November 23 Proposal also (i) stated that Advent had completed its commercial and financial due diligence, (ii) confirmed that Advent and its potential financing sources had completed its diligence with respect to the WorldView Legion program and reaffirmed their position that the transaction would not be conditioned on the successful deployment of the WorldView Legion program and (iii) provided additional detail with respect to the equity and debt financing plan for the proposed transaction. Advent included with the November 23 Proposal drafts of each of the Commitment Letters, which were subject to the completion of confirmatory due diligence and the negotiation of definitive transaction documentation. The November 23 Proposal also reaffirmed that the successful deployment of the WorldView Legion program would not be a condition to the consummation of the financing in connection with the proposed transaction, and stated that Advent was in a position to negotiate definitive documentation with Maxar and announce a transaction by December 16, 2022. As a next step, the November 23 Proposal suggested that the parties and their advisors engage immediately, including with respect to customary confirmatory due diligence to supplement the materials provided to date. Mr. Jablonsky promptly shared the November 23 Proposal with the Board of Directors following its receipt.
On November 23, 2022, the Board of Directors held a meeting by videoconference, during which members of Maxar’s senior management, representatives of J.P. Morgan and representatives of Wachtell Lipton were present. Mr. Jablonsky explained that the purpose of the meeting was for the Board of Directors to discuss the November 23 Proposal, and the Board of Directors’ response to such proposal. Mr. Jablonsky summarized Maxar’s interactions with Advent and its representatives since the October 16, 2022 meeting of the Board of Directors, including the October 28, 2022 management presentation. The representatives of J.P. Morgan then reviewed current market conditions, Maxar’s historical stock price and financial profile and the perspectives of financial analysts that cover Maxar. Additionally, the representatives of J.P. Morgan reviewed the financial market’s reaction to the recently announced amendment to the EchoStar Contract, and members of the Board of Directors and their financial and legal advisors discussed the risks inherent in Maxar’s business and the potential for the proposed transaction to “de-risk” for stockholders Maxar’s execution with respect to its WorldView Legion program and the other aspects of its long-term plan. The representatives of J.P. Morgan and Wachtell Lipton then reviewed the terms of the November 23 Proposal, including the draft debt and equity commitment letters provided with the proposal, which were intended to address the Board of Directors’ questions at prior meetings regarding Advent’s commitment to the proposal and its ability to obtain committed financing in a challenging acquisition financing market. Representatives of J.P. Morgan and Wachtell Lipton also discussed Advent’s proposed timeline, which included a target announcement date of December 16, 2022. The representatives of J.P. Morgan then presented to the Board of Directors its preliminary financial analyses of the November 23 Proposal, based on the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast.

Additionally, members of Maxar’s management and representatives of Wachtell Lipton discussed with the Board of Directors the inclusion of BCI as a minority equity investor as part of the November 23 Proposal, and the fact that Milbank had informed members of Maxar’s management that the proposed transaction outlined in the November 23 Proposal would be subject to CFIUS’s jurisdiction.
Following this discussion, members of the Board of Directors, Maxar’s management and representatives of J.P. Morgan and Wachtell Lipton discussed the November 23 Proposal, including whether the proposal provided a basis with which to engage with Advent and whether it represented an improvement over Advent’s prior proposals. In particular, members of the Board of Directors discussed (i) Advent’s continued willingness to accept the risk related to the WorldView Legion program, such that Maxar would not be subject to risk of non-consummation of a transaction based on the success of that program, (ii) the fact that the $50 price per share represented a 116% premium to the closing price of Maxar common stock on November 23, 2022 and (iii) the likely regulatory approvals in connection with a proposed transaction and the potential timeline associated in connection therewith.
Members of the Board of Directors, Maxar’s management and representatives of J.P. Morgan and Wachtell Lipton discussed the benefits and risks of potential next steps available to Maxar, including (i) ceasing engagement with Advent and continuing as a standalone company, (ii) engaging with Advent on its proposed timeline of a December 16, 2022 announcement, without proactively seeking other potential bidders, and requiring as a condition of such engagement with Advent that any definitive agreement with Advent include a “go-shop” provision or other mechanism that would permit Maxar to solicit and entertain potentially superior proposals from other bidders while having a binding contract with Advent, or (iii) engaging with Advent, either on its proposed timeline or on a longer timeline, while also reaching out to other potential bidders before entering into a transaction with Advent. In particular, the Board of Directors, Maxar’s management and representatives of J.P. Morgan and Wachtell Lipton discussed the risks of contacting other bidders before engaging in continued discussions with Advent, including concerns that market leaks and rumors regarding a potential transaction would disrupt Maxar’s business relationships and risk employee turnover, as well as lead to turnover in Maxar’s stockholder base and potential stock price volatility, and the limited number of potential purchasers with the financial ability to acquire Maxar given its size and the challenging U.S. market for acquisition financing. Members of the Board of Directors also discussed the fact that, given that the first anticipated launch of the Worldview Legion satellite program was planned for early 2023, announcing a proposed transaction with Advent by December 16, 2022 would “de-risk” the effect of that launch for Maxar stockholders. Additionally, members of the Board of Directors directed J.P. Morgan and Maxar’s management to seek to increase the $50 per share price set forth in the November 23 Proposal.
Following this discussion, Mr. Jablonsky, the other members of Maxar’s management and the representatives of J.P. Morgan left the meeting, and the independent members of the Board of Directors met in executive session with Wachtell Lipton. General Estes explained that the purpose of the executive session was for the independent members of the Board of Directors to discuss whether to continue engagement with Advent, and if so, under what terms. A representative of Wachtell Lipton then advised the independent members of the Board of Directors of their fiduciary duties under Delaware law in the context of their consideration of Advent’s proposal. The independent members of the Board of Directors then discussed the November 23 Proposal, and the best path available to maximize value for Maxar and its stockholders, during which the directors discussed each of the factors and considerations previously mentioned, along with the impact of the recent EchoStar settlement described in the EchoStar 8-K, the directors’ high level of confidence in Maxar’s management team, the risks inherent in Maxar’s business and the potential for the proposed transaction to “de-risk” for stockholders Maxar’s execution with respect to its WorldView Legion program and the other aspects of its long-term plan.
Following this discussion, Mr. Jablonsky and members of Maxar’s management rejoined the meeting. Members of the Board of Directors then discussed Maxar’s potential as a standalone company with members of management and the risks inherent in Maxar’s business, as well as the valuation of Advent’s November 23 Proposal, and the committed financing that Advent appeared likely to secure if a proposed transaction could be agreed. As a result, the Board of Directors unanimously determined that it was in the best interest of Maxar and its stockholders to proceed to negotiate the terms and documentation of an acquisition of Maxar by affiliates of Advent, for cash, including to determine if the $50 price per share proposed by Advent in the November 23 Proposal could be improved, and seek from Advent assurances of satisfactory arrangements with respect to both financing and other matters related to transaction certainty, and to inform Advent that any merger agreement must include a “go-shop” or other similar mechanism to provide a market check, subject in all cases to final approval by the Board of Directors.
Following the Thanksgiving holiday, on November 25, 2022, after discussions with Mr. Jablonsky and members of Maxar’s management, representatives of J.P. Morgan met telephonically with representatives of Advent. During this telephone call, representatives of J.P. Morgan discussed with Advent changes to the November 23 Proposal that could make it more attractive to Maxar, including: (i) meaningfully improving the $50 price per share in the November 23 Proposal; (ii) providing for a robust go-shop period during which Maxar and its representatives would be permitted to solicit bids from third parties; (iii) providing a termination fee equal to 2.5% of the equity value of the transaction, payable by Maxar to Advent in the event that Maxar terminated its agreement with Advent to enter into a definitive agreement with a topping bidder, provided that such termination fee would be equal to 1.25% of the equity value of the transaction if Maxar terminated its agreement with Advent to enter into an agreement with a bidder during the go-shop period; and (iv) providing a high degree of transaction certainty, including with respect to obtaining any required regulatory approvals.
On November 25, 2022 and November 26, 2022, representatives of Advent and J.P. Morgan engaged in multiple conversations with respect to the items raised by J.P. Morgan on November 25. Representatives of J.P. Morgan kept Mr. Jablonsky updated as to the status of these conversations. On November 26, 2022, representatives of Advent met by videoconference with representatives of J.P. Morgan and orally provided an updated proposal (the “November 26 Proposal”). The November 26 Proposal contained the same terms as the November 23 Proposal, except that (i) the price per share in cash paid to Maxar stockholders would be $53, (ii) the merger agreement would provide Maxar with a 60-day go-shop period, and (iii) the merger agreement would provide for a termination fee equal to 3.0% of the equity value of the transaction, payable by Maxar to Advent in the event that Maxar terminated its agreement with Advent to enter into a definitive agreement with a topping bidder, provided that such termination fee would be equal to 1.25% of the equity value of the transaction if Maxar terminated its agreement with Advent to enter into an agreement with a bidder during the 60-day go-shop period. Additionally, Advent stated that the parties were willing to provide a high degree of transaction certainty, including with respect to obtaining the CFIUS Approval and any other required regulatory approvals. Advent suggested that representatives of Wachtell Lipton, Milbank and J.P. Morgan discuss questions they might have with respect to the CFIUS Approval and other required regulatory approvals with representatives of Weil and Covington & Burling LLP (“Covington”), regulatory counsel to Advent. Representatives of J.P. Morgan promptly summarized the terms of the November 26 Proposal to Mr. Jablonsky, members of Maxar’s management and representatives of Wachtell Lipton. Mr. Jablonsky promptly shared the details of the November 26 Proposal with the Board of Directors following its receipt.
On November 27, 2022, representatives of Weil, Covington, Wachtell Lipton and Milbank met by videoconference. During this meeting, representatives of Covington provided an overview of BCI and described the regulatory efforts commitments to which Advent was willing to agree in the definitive transaction documentation, which would provide a high degree of transaction certainty, including with respect to obtaining any required regulatory approvals. Following the November 27, 2022 meeting, representatives of Wachtell Lipton and Milbank described the information provided during the meeting, including Advent’s proposed regulatory efforts commitments, to Maxar’s management. For more information, see the section of this proxy statement entitled “The Merger Agreement — Regulatory Approvals and Related Matters.”
Consistent with the views expressed by the Board of Directors at its November 23, 2022 meeting, on November 28, 2022, representatives of J.P. Morgan informed representatives of Advent that Maxar was prepared to proceed to negotiate a transaction on the terms of the November 26 Proposal, but that any such proposed transaction was subject to the negotiation of definitive documentation and the approval of the Board of Directors.
In addition, beginning on November 28, 2022, Maxar made certain additional due diligence materials available to Advent and its representatives in the Data Room. Thereafter, from November 28, 2022 through December 15, 2022, Advent, with the assistance of its advisors, conducted confirmatory due diligence on

Maxar, including through the additional materials made available in the Data Room and telephone and videoconference calls with members of Maxar’s management. Also, during that period representatives of Wachtell Lipton and Milbank participated in telephone and videoconference calls with Advent, BCI and their respective regulatory counsel with respect to regulatory due diligence.
On November 29, 2022, the representative of the global investment bank that had contacted Mr. Jablonsky on November 11, 2022 placed a telephone call to Mr. Jablonsky. During this telephone call, the representative identified his client as Party B, and asked that Mr. Jablonsky speak with the Chief Executive Officer of Party B to discuss Party B’s thoughts on a potential strategic transaction. On November 30, 2022, Mr. Jablonsky and his executive assistant contacted the Chief Executive Officer of Party B to schedule a telephone call, which was scheduled for December 8, 2022. During the December 8, 2022 telephone conversation, the Chief Executive Officer of Party B informed Mr. Jablonsky that if Maxar ever determined to engage in a strategic transaction, that Party B would potentially be interested in such a transaction. Mr. Jablonsky informed the Chief Executive Officer of Party B that if Party B wished to make a proposal providing for a strategic transaction with Maxar, then it should do so promptly, in writing. Mr. Jablonsky promptly informed the Board of Directors of his conversation with the Chief Executive Officer of Party B.
On November 30, 2022, Weil provided initial drafts to Wachtell Lipton of the proposed merger agreement and the other transaction documents. Between November 30, 2022 and December 15, 2022, the parties’ respective management teams and legal and financial advisors engaged in extensive negotiations regarding the terms of the proposed merger agreement and other transaction documentation. During the course of these negotiations, areas of discussion and negotiation between the parties included, among other things, the specific terms of the go-shop provisions, the size and triggers of the Parent Termination Fee, Maxar’s obligations with respect to the operation of its business during the period between the signing of the Merger Agreement and the consummation of the Merger, the scope of the restrictions applicable to actions taken by Maxar during the period between the signing of the Merger Agreement and the consummation of the Merger, the termination provisions and the triggers of the Company Termination Fee payable by Maxar, the representations and warranties to be made by the parties, and the provisions regarding Maxar’s equity awards, employee benefit plans, retention, severance and other compensation matters.
On December 11, 2022, the Board of Directors held a meeting by videoconference, during which members of Maxar’s management and representatives of J.P. Morgan, Wachtell Lipton and Milbank were present. Mr. Jablonsky explained that the purpose of the meeting was to provide an update on the status of discussions with Advent with respect to a proposed transaction. Mr. Jablonsky and representatives of J.P. Morgan then provided an overview of the discussions with Advent since the Board of Directors’ November 23, 2022 meeting, including the terms of the November 26 Proposal. Additionally, Mr. Jablonsky and Maxar’s financial and legal advisors provided an overview of the status of negotiations, the principal terms of the transaction documentation, the confirmatory due diligence review and the timing for a potential transaction announcement, which was anticipated to be December 16, 2022. Additionally, representatives of Milbank provided an update on the regulatory approvals required in connection with the proposed transaction and the likely time to completion. Following this discussion, representatives of J.P. Morgan provided an overview of the potential go-shop process if the parties reached a proposed transaction. After this discussion, representatives of J.P. Morgan departed the meeting. Members of the Board of Directors then reviewed disclosures from J.P. Morgan regarding material relationships with Maxar, Advent and certain of their respective affiliates. The Board of Directors reviewed the disclosures and determined that none of the disclosed relationships would impact J.P. Morgan’s ability to act as financial advisor to Maxar in connection with the potential transaction. The Board of Directors reiterated to members of Maxar’s management the directive it had provided at its November 23, 2022 meeting, and instructed Maxar’s management and its advisors to attempt to negotiate a transaction on the terms described in the November 26 Proposal, subject to final approval by the Board of Directors.
On December 15, 2022, the Board of Directors held a meeting by videoconference, which was attended by members of Maxar’s management and representatives of J.P. Morgan, Wachtell Lipton and Milbank. During this meeting, members of Maxar’s management and its financial and legal advisors reviewed the history of negotiations with Advent. Representatives of J.P. Morgan then reviewed J.P. Morgan’s financial analyses of the Merger Consideration provided for in the proposed Merger Agreement with Advent, based on the projections set forth in the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast. Representatives of Wachtell Lipton then reviewed with the Board of Directors their fiduciary duties under Delaware law in the context of their consideration of the potential transaction, and the principal terms of the draft Merger Agreement and other transaction documentation, including the terms of the proposed Financing. Following this discussion, members of the Board of Directors then reviewed updated disclosures from J.P. Morgan regarding material relationships with Maxar, Advent and their respective affiliates, and J.P. Morgan’s ownership of common equity of Maxar and its affiliates, which were consistent with the disclosures discussed at the Board of Directors’ December 11, 2022 meeting. Following this discussion, members of Maxar’s management discussed with the Board of Directors the proposed communications strategy in connection with the announcement of the proposed transaction, and representatives of J.P. Morgan led a discussion of the process that would begin once the 60-day go-shop period commenced after the announcement of the transaction, including with respect to planned outreach to potential bidders, including Party A and Party B. Following this discussion, J.P. Morgan rendered its oral opinion, which was subsequently confirmed by delivery of its written opinion, to the Board of Directors on December 15, 2022, that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the Merger Consideration to be paid to the holders of Maxar common stock in the proposed Merger was fair, from a financial point of view, to such holders. For more information, see the section of this proxy statement entitled “— Opinion of J.P. Morgan Securities LLC.”
Following further discussion and deliberation, including taking into account the factors described below in greater detail in the section of this proxy statement entitled “— Recommendation of the Board of Directors and Reasons for the Merger,” the Board of Directors unanimously (i) determined that the Merger Agreement, the other transaction documents, the Merger and the transactions contemplated thereby are advisable, fair to and in the best interests of Maxar and its stockholders, (ii) approved and adopted the Merger Agreement, the other transaction documents, the Merger and the transactions contemplated thereby, including the execution, delivery and performance of the Merger Agreement, (iii) recommended that Maxar stockholders adopt the Merger Agreement, and (iv) directed that the adoption of the Merger Agreement be submitted for consideration by Maxar stockholders at the Special Meeting.
Following the meeting of the Board of Directors, representatives of the parties executed the Merger Agreement and the other transaction documents on the evening of December 15, 2022. Before the opening of financial markets in New York on December 16, 2022, the parties issued a press release announcing the transaction. The press release announcing the transaction also noted that the Merger Agreement included a 60-day go-shop period that would expire on February 14, 2023.
On December 16, 2022, representatives of J.P. Morgan and Maxar, acting at the direction of the Board of Directors, began contacting potential counterparties that might consider making an Acquisition Proposal in connection with the go-shop period, including Party A and Party B. To date, no party has made an Acquisition Proposal following the execution of the Merger Agreement.
Recommendation of the Board of Directors and Reasons for the Merger
Recommendation of the Board of Directors
The Board of Directors has unanimously: (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of Maxar and its stockholders; (b) approved and adopted the Merger Agreement and the transactions contemplated thereby, including the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger; (c) recommended that Maxar stockholders adopt the Merger Agreement; and (d) directed that the adoption of the Merger Agreement be submitted for consideration by Maxar stockholders at the Special Meeting.
The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Reasons for the Merger
In reaching its decision to approve and adopt the Merger Agreement, declare the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, to be advisable, fair to and in the best interests of Maxar and its stockholders, and recommend that Maxar stockholders adopt the Merger Agreement, the Board of Directors consulted with Maxar’s senior management team, as well as our financial and legal advisors, and considered a number of factors, including the following material factors that the Board of Directors viewed as supporting its decision:
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the current and historical trading prices of shares of Maxar common stock, and the fact that the Merger Consideration of $53.00 per share in cash represents a premium of approximately 129% to the closing price of Maxar common stock as of December 15, 2022, the last trading day prior to the public announcement of the Merger Agreement, a premium of approximately 135% to the volume weighted average price of Maxar common stock over the 60 days prior to the announcement of the Merger Agreement and a premium of approximately 34% to the highest price of Maxar common stock over the 52 weeks prior to the announcement of the Merger Agreement;

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the risks and uncertainties of remaining as an independent public company, including risks related to Maxar’s execution with respect to its WorldView Legion program, Maxar’s need to frequently raise or expend capital due to the capital intensive nature of Maxar’s business, and the difficulty and cost of obtaining capital, the risks associated with execution of Maxar’s growth into existing and new markets, and the difficulty of accurately forecasting customer demand in connection therewith, the fact that Maxar conducts a significant amount of its business with governmental entities, and such business is concentrated in a small number of primary contracts, and Maxar’s reliance on systems and satellites that are subject to the risks of operating in space and in support of government missions;

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that the Merger Agreement provides that no effect relating to or arising from Maxar’s WorldView Legion satellite program can constitute or contribute to a Company Material Adverse Effect, and the consummation of the Merger is not conditioned on the absence of any such effect or the success of the WorldView Legion program;

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the fact that the Merger Consideration is a fixed cash amount, providing our stockholders with certainty of value and liquidity immediately upon the closing of the Merger, in comparison to the risks, uncertainties, and longer potential timeline for realizing equivalent value from Maxar’s standalone business plan or possible strategic alternatives involving transactions in which all or a portion of the consideration would be payable in equity or involving sales of one or more of our lines of business;

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the Board of Directors’ knowledge of the business, assets, operations, financial condition, earnings and prospects of Maxar, as well as its knowledge of the current and prospective environment in which Maxar and each of its businesses operate, including economic, market and capital raising conditions;

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the Board of Directors’ belief that the Merger is more favorable to Maxar stockholders than the other strategic alternatives available to Maxar, including remaining as an independent public company, the feasibility of such alternatives and the significant risks and uncertainties associated with pursuing such alternatives;

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the fact that the Merger Consideration was the result of arm’s-length negotiations and that we negotiated an increase by Advent from its June 15, 2022 proposed price of $48.00 per share, and the fact that representatives of Advent informed representatives of the Company and its financial advisor that the Merger Consideration was the maximum price that Advent was willing to pay;

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Advent’s experience investing in and operating companies in the defense, space and information services industries, including companies critical to U.S. national security, and track record as a responsible owner of defense and security businesses;

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the fact that Advent is headquartered in the United States and that Maxar will remain a U.S.-controlled and operated company following the consummation of the Merger;

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the limited number of potential purchasers with the financial ability to acquire Maxar in light of its size and unique line of business, as well as the ability to obtain committed acquisition financing in the current economic climate and interest rate environment;

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the fact that Parent has obtained committed debt and preferred equity financing from reputable financial institutions and committed equity financing from the Sponsors in an aggregate amount, together with the available cash and cash equivalents (in each case, if any) of Maxar, sufficient to fund the Required Amounts under the Merger Agreement;

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Parent’s obligation under the Merger Agreement to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things proper, advisable or necessary to consummate and obtain the Financing on terms (subject to certain exceptions) and conditions described in the applicable Financing Commitments;

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the Board of Directors’ belief that contacting other potential bidders prior to signing a definitive agreement with Advent would result in significant risks to Maxar and its business, including concerns that market leaks and rumors regarding a potential transaction would disrupt the launch and deployment of satellites as part of Maxar’s WorldView Legion satellite program, Maxar’s business relationships and risk employee turnover, as well as lead to turnover in our stockholder base and potential stock price volatility;

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the Board of Directors’ belief, based on interactions of representatives of Maxar with representatives of Advent, that soliciting other potential buyers prior to signing a definitive agreement with Advent could delay or jeopardize the availability of Advent’s proposal;

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Maxar’s right under the Merger Agreement to a 60-day “go-shop” period, during which Maxar may actively solicit Acquisition Proposals (as defined in the section of this proxy statement entitled “The Merger Agreement — Go-Shop Period”) from, and furnish information to and conduct negotiations with, third parties, providing an opportunity to determine if a third party is willing to pay a higher value per share than Advent;

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Maxar’s right under the Merger Agreement, in response to unsolicited acquisition proposals, to furnish information to and conduct negotiations with third parties in certain circumstances (in accordance with the terms of the Merger Agreement);

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the Board of Directors’ right, under the Merger Agreement, to fail to make, withdraw, qualify, amend or modify its recommendation that our stockholders vote to adopt the Merger Agreement under certain circumstances, subject to the terms of the Merger Agreement, including Maxar’s payment of the Company Termination Fee if Parent elects to terminate the Merger Agreement in such circumstances;

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Maxar’s right to terminate the Merger Agreement, under certain circumstances and subject to the terms of the Merger Agreement, to enter into a definitive agreement providing for the implementation of a Superior Proposal, upon Maxar’s payment of the Company Termination Fee;

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the fact that in certain circumstances a lower Company Termination Fee of $51.9 million (representing approximately 1.25% of Maxar’s equity value) will be payable by Maxar, and that the lower termination fee of $51.9 million and the Company Termination Fee of $124.5 million (representing approximately 3% of Maxar’s equity value) were viewed by the Board of Directors, after consultation with our outside legal counsel and financial advisors, as reasonable under the circumstances and not likely to preclude or discourage any other party from making a competing acquisition proposal, particularly with respect to those parties that make an acquisition proposal during the Go-Shop Period;

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the absence of a financing condition in the Merger Agreement;

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the risks and uncertainties that continue to be created by the ongoing conflict between the Russian Federation and Ukraine, including disruptions and dislocations to the equity and debt capital markets, as well as the impact of the increase in interest rates, and the stated intention of members of the Federal Open Market Committee to continue to increase interest rates in 2023;

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the high probability that the Merger would be completed based on, among other things, Advent’s proven ability to complete large acquisition transactions, the absence of a financing condition, and the $249 million Parent Termination Fee (representing approximately 6% of Maxar’s equity value) payable to Maxar if the Merger Agreement is terminated in certain circumstances, which payment is guaranteed by the Guarantors;

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the financial analyses presented to the Board of Directors by J.P. Morgan and the fact that J.P. Morgan rendered its oral opinion, which was subsequently confirmed by delivery of its written opinion, to the Board of Directors on December 15, 2022, that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the Merger Consideration to be paid to the holders of Maxar common stock in the proposed Merger was fair, from a financial point of view, to such holders. For more information, see the section of this proxy statement entitled “— Opinion of J.P. Morgan Securities LLC” (the full text of the written opinion of J.P. Morgan, dated December 15, 2022, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference);

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the terms and conditions of the Merger Agreement, which were reviewed by the Board of Directors with our financial and legal advisors, and the fact that such terms were the product of robust arm’s-length negotiations between the parties;

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Maxar’s ability, under certain circumstances specified in the Merger Agreement, to seek specific performance of Parent’s and Merger Sub’s obligation to cause the Merger to occur and to prevent other breaches of the Merger Agreement;

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the availability of appraisal rights under Delaware law to holders of shares of Maxar common stock who do not vote in favor of the adoption of the Merger Agreement and comply with all of the required procedures under Delaware law, which provides those eligible stockholders with an opportunity to have a Delaware court determine the fair value of their shares, which may be more than, less than, or the same as the amount such stockholders would have received under the Merger Agreement; and

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the fact that the Merger would be subject to the adoption of the Merger Agreement by Maxar stockholders, and Maxar stockholders would be free to reject the proposed transactions by voting against the adoption of the Merger Agreement for any reason, including if a higher offer were to be made prior to the Special Meeting (which would, in certain cases, be subject to payment by Maxar in certain circumstances of a $124.5 million Company Termination Fee if Maxar subsequently were to enter into a definitive agreement relating to, or to consummate, an Acquisition Proposal).

The Board of Directors also considered a variety of risk and other potential negative factors in its consideration of the Merger Agreement and the Merger, including the following material potentially negative factors:
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our inability, after 11:59 p.m. (New York City time) on February 14, 2023, to solicit competing acquisition proposals and the possibility that the $124.5 million Company Termination Fee (or $51.9 million Company Termination Fee under certain circumstances) payable by us upon the termination of the Merger Agreement under certain circumstances could discourage other potential bidders from making a competing bid to acquire us;

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the fact that, following the Merger, Maxar will no longer exist as an independent public company and our existing stockholders will not participate in any future earnings or growth;

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the fact that the Merger might not be consummated in a timely manner, or at all, due to a failure of certain conditions to the closing of the Merger;

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the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the Merger will be satisfied even if the Merger Agreement is adopted by Maxar stockholders, as well as the risk that the Financing contemplated by the Financing Commitments will not be obtained, resulting in Parent, Merger Sub and Preferred Equity Issuer not having sufficient funds to complete the Merger, or that Parent, Merger Sub and Preferred Equity Issuer may otherwise not obtain sufficient funds to complete the Merger;

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the fact that Parent and Merger Sub are newly formed entities with essentially no assets and the Guarantee, provided by the Equity Financing Sources, guarantees Parent’s and Merger Sub’s obligations under the Merger Agreement only with respect to payment of the Parent Termination Fee of $249 million payable by Parent, certain associated enforcement costs and certain other indemnification and reimbursement obligations;

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the restrictions on the conduct of our business prior to the completion of the Merger, which could delay or prevent us from undertaking business opportunities that may arise pending completion of the Merger;

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the fact that an all-cash merger would be taxable to our stockholders for U.S. federal income tax purposes;

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the significant costs involved in connection with entering into the Merger Agreement and completing the Merger and the substantial time and effort of management required to consummate the Merger and related disruptions to the operation of our business;

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the fact that Maxar’s remedies in the event that the Merger Agreement is terminated may be limited to the Parent Termination Fee of $249 million, payable by Parent under certain circumstances and certain associated enforcement costs and certain other reimbursement obligations, which may be inadequate to compensate Maxar for any damage caused, and that such termination fee may not be available in all instances where the Merger is not consummated and, even if available, rights and remedies may be expensive and difficult to enforce, and the success of any such action may be uncertain;

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the fact that the announcement and pendency of the transactions contemplated by the Merger Agreement, the failure to complete the Merger, and/or actions that Maxar may be required, or Parent may be permitted, to take under the Merger Agreement could have an adverse impact on our existing and prospective business relationships with customers and other third parties and on our employees, including the risk that certain key members of Maxar’s management might choose not to remain employed with Maxar prior to the completion of the Merger, regardless of whether or not the Merger is completed; and

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the fact that some of our directors and executive officers have interests in the Merger that are different from, or in addition to, our stockholders generally (see the section of this proxy statement entitled “— Interests of Maxar’s Executive Officers and Directors in the Merger”).

The foregoing discussion of the factors considered by the Board of Directors is not intended to be exhaustive, but rather includes the material factors considered by the Board of Directors. In reaching its decision to approve the Merger Agreement, declare the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, to be advisable, fair to and in the best interests of Maxar and its stockholders, and recommend adoption of the Merger Agreement by our stockholders, the Board of Directors did not quantify, rank or otherwise assign any relative weights to, and did not make specific assessments of, the factors considered, and individual directors may have given different weights to different factors. The Board of Directors did not reach any specific conclusion with respect to any of the factors or reasons considered, but determined, in its business judgment, that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.
The above factors are not presented in any order of priority. The explanation of the factors and reasoning set forth above contain forward-looking statements and should be read in conjunction with the section of this proxy statement entitled “Forward-Looking Statements.”
Opinion of J.P. Morgan Securities LLC
Pursuant to an engagement letter dated August 26, 2022, Maxar retained J.P. Morgan as its financial advisor in connection with the proposed Merger and to deliver a fairness opinion in connection with the proposed Merger.
At the meeting of the Board of Directors on December 15, 2022, J.P. Morgan rendered its oral opinion to the Board of Directors that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the Merger Consideration to be paid to the holders of Maxar common stock in the proposed Merger was fair, from a financial point of view, to such holders. J.P. Morgan has confirmed its December 15, 2022 oral opinion by delivering its written opinion to the Board of Directors, dated December 15, 2022, that, as of such date, the Merger Consideration to be paid to the holders of Maxar common stock in the proposed Merger was fair, from a financial point of view, to such holders.

The full text of the written opinion of J.P. Morgan dated December 15, 2022, which sets forth, among other things, the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Maxar stockholders are urged to read the opinion in its entirety. J.P. Morgan’s written opinion was addressed to the Board of Directors (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, was directed only to the consideration to be paid in the Merger and did not address any other aspect of the Merger. J.P. Morgan expressed no opinion as to the fairness of the consideration to the holders of any other class of securities, creditors or other constituencies of Maxar or as to the underlying decision by Maxar to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of Maxar as to how such stockholder should vote with respect to the proposed Merger or any other matter.
In connection with preparing its opinions, J.P. Morgan, among other things:
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reviewed a draft dated December 15, 2022 of the Merger Agreement;

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reviewed certain publicly available business and financial information concerning Maxar and the industries in which it operates;

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compared the proposed financial terms of the Merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

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compared the financial and operating performance of Maxar with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of the Maxar common stock and certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by Maxar’s management relating to its business; and

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performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of Maxar’s management with respect to certain aspects of the Merger, and the past and current business operations of Maxar, the financial condition and future prospects and operations of Maxar and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.
In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Maxar or otherwise reviewed by or for J.P. Morgan, and J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to its engagement letter with Maxar, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct or was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of Maxar, Parent, Preferred Equity Issuer or Merger Sub under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of Maxar to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the Merger and the other transactions contemplated by the Merger Agreement will be consummated as described in the Merger Agreement, and that the definitive Merger Agreement would not differ in any material respect from the draft thereof furnished to J.P. Morgan. J.P. Morgan also assumed that the representations and warranties made by Maxar, Parent, Preferred Equity Issuer and Merger Sub in the Merger Agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to Maxar with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on Maxar or on the contemplated benefits of the Merger.
The projections furnished to J.P. Morgan were prepared by Maxar’s management. Maxar does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the proposed Merger, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Maxar’s management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section of this proxy statement entitled “— Certain Financial Projections.”
J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion, and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be paid to the holders of Maxar common stock in the proposed Merger, and J.P. Morgan has expressed no opinion as to the fairness of any consideration paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of Maxar or as to the underlying decision by Maxar to engage in the Merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed Merger, or any class of such persons relative to the Merger Consideration to be paid to the holders of Maxar common stock in the proposed Merger or with respect to the fairness of any such compensation.
Prior to the date of its opinion, J.P. Morgan was not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of Maxar or any other alternative transaction.
The terms of the Merger Agreement, including the Merger Consideration, were determined through arm’s-length negotiations between Maxar, Advent and Parent, and the decision to enter into the Merger Agreement was solely that of the Board of Directors. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Board of Directors in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board of Directors or management with respect to the proposed Merger or the Merger Consideration.
In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the Board of Directors on December 15, 2022, and in the financial analysis presented to the Board of Directors in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the Board of Directors and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.
Selected Transactions Multiple Analysis
Using publicly available information, J.P. Morgan reviewed selected transactions since 2013 involving target companies or businesses in the defense and space industry that engaged in businesses that, for purposes of J.P. Morgan’s analysis, J.P. Morgan judged to be reasonably analogous to Maxar’s business or aspects thereof. None of the selected transactions reviewed were identical to the Merger contemplated by the Merger Agreement. Certain of these transactions may have characteristics that are materially different from those of the Merger. However, the selected transactions were chosen because certain aspects of the transactions, for purposes of J.P. Morgan’s analysis, may be considered similar to the Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the Merger. Specifically, J.P. Morgan reviewed the following transactions:
Date Announced	Acquiror	Target
Oct-22	L3 Harris Technologies, Inc.	ViaSat, Inc.’s Tactical Data Links product line
Nov-21	ViaSat, Inc.	Inmarsat Group Holdings Limited
Oct-20	Parsons Corporation	Braxton Science & Technology Group, LLC
Dec-19	Leidos Holdings, Inc.	Dynetics, Inc.
Jul-19	Advent International Corporation	Cobham Plc
Mar-19	Apax Partners LLP, Warburg Pincus LLC, Canada Pension Plan Investment Board, Ontario Teachers’ Pension Plan Board	Inmarsat plc
Feb-17	MacDonald, Dettwiler and Associates Ltd.	DigitalGlobe, Inc.
Feb-15	L3 Harris Technologies, Inc. (formerly known as Harris Corporation)	Exelis Inc.
May-14	Cobham Plc	Aeroflex Holding Corp.
Jul-13	Eutelsat Communications S.A.	Satélites Mexicanos, S.A. de C.V.
For each of the selected transactions, using publicly available information, J.P. Morgan calculated the multiple of the target company’s firm value (which we refer to for purposes of this section of this proxy statement as “FV”) implied in the relevant transaction by the consideration paid in such transaction to the target company’s adjusted earnings before interest, taxes, depreciation and amortization pre-stock based compensation (which we refer to for purposes of this section of this proxy statement as “Adj. EBITDA”) for the 12-month period immediately preceding the announcement of the applicable transaction (which we refer to for purposes of this section of this proxy statement as the “FV/LTM Adj. EBITDA”). This analysis indicated a mean FV/LTM Adj. EBITDA of 11.5x and a median FV/LTM Adj. EBITDA of 11.7x.
Based on the results of this analysis and other factors that J.P. Morgan considered appropriate based on their experience and professional judgment, J.P. Morgan selected a FV/LTM Adj. EBITDA multiple reference range of 9.0x to 13.0x. J.P. Morgan then applied that reference range to Maxar’s projected Adj. EBITDA for the year ended December 31, 2022 as reflected in the Company Projections (as defined and summarized in the section of this proxy statement entitled “— Certain Financial Projections”), to produce a range of implied equity values per share of Maxar common stock, rounded to the nearest $0.25, of $24.00 to $47.50.
Public Trading Multiples Analysis
Using publicly available information, J.P. Morgan compared selected financial data of Maxar with similar data for selected publicly traded companies in the defense and space industry with businesses that, for purposes of J.P. Morgan’s analysis, J.P. Morgan judged to be reasonably analogous to Maxar’s business or aspects thereof. The companies selected by J.P. Morgan were:
•
Leidos Holdings, Inc.

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Iridium Communications, Inc.

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Science Applications International Corporation

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Parsons Corporation

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ViaSat, Inc.

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Mercury Systems, Inc.

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Kratos Defense & Security Solutions, Inc.

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MDA Ltd.

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Comtech Telecommunications Corp.

The selected companies were chosen, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analyses, may be considered sufficiently similar to those of Maxar based on business sector participation, operational characteristics and financial metrics. However, none of the selected companies reviewed are identical to Maxar and certain of these companies have financial and operating characteristics that are materially different from those of Maxar. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect Maxar.
Using information obtained from the selected companies’ public filings and FactSet Research Systems as of December 13, 2022, J.P. Morgan calculated, for each selected company, and for Maxar:
•
The average ratio of such company’s FV to next-12-month Adj. EBITDA for the 6-month, 1-year, 3-year and 5-year periods prior to December 13, 2022; this analysis indicated Maxar has historically traded at a discount of approximately 30% relative to the selected companies; and

•
the ratio of such company’s FV to the consensus equity research analyst estimates for the company’s Adj. EBITDA for the year ending December 31, 2023 (which we refer to for purposes of this section of this proxy statement as “FV/2023E Adj. EBITDA”). This analysis indicated a mean FV/2023E Adj. EBITDA of 12.3x and a median FV/2023E Adj. EBITDA of 12.9x.

Based on the results of the above analyses and on other factors J.P. Morgan considered appropriate based on their experience and professional judgment, J.P. Morgan selected a FV/2023E Adj. EBITDA multiple reference range of 7.7x to 10.9x applying Maxar’s historical trading discount of 30% relative to the selected companies, and a FV/2023E Adj. EBITDA multiple reference range of 11.0x to 15.5x without applying such trading discount. J.P. Morgan then applied those reference ranges to Maxar’s projected Adj. EBITDA for the year ending December 31, 2023 as reflected in the Company Projections under each of the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast (as such cases are defined and summarized in the section of this proxy statement entitled “— Certain Financial Projections”), deriving the following ranges of implied equity values per share of Maxar common stock, rounded to the nearest $0.25:
Metric / Management Case	5-Year Historical Trading Discount	Implied Equity Values Ranges per Share
2023E Adj. EBITDA (November 2022 Base Case Forecast)	Applied	$28.00 – $51.50
	Not Applied	$52.50 – $86.00
2023E Adj. EBITDA (November 2022 Satellite Loss Case Forecast)	Applied	$25.00 – $47.00
	Not Applied	$48.00 – $79.50
Discounted Cash Flow Analysis
J.P. Morgan conducted a discounted cash flow analysis of Maxar using the unlevered free cash flows that Maxar was forecasted to generate from fiscal year 2023 through 2027 based on the Company Projections under each of the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast. For purposes of this analysis, stock-based compensation was treated as a cash expense. J.P. Morgan calculated ranges of terminal values for Maxar at the end of fiscal year 2027 by applying perpetuity growth rates ranging from 2.0% to 3.0% to the unlevered free cash flows of Maxar during the final year of such period under each of the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast. The unlevered free cash flows and the range of terminal values were then discounted to present values as of December 31, 2022 using a range of discount rates from 9.0% to 11.0%, which was chosen by J.P. Morgan based on an analysis of the weighted average cost of capital of Maxar. The ranges of present values were then added together to derive ranges of firm values for Maxar under each of the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast, which was then adjusted by subtracting

Maxar’s net debt, adding the present value, as of December 31, 2022, of certain tax credits expected to be utilized by Maxar through fiscal year 2027 and beyond as provided by the management of Maxar, and dividing the result by the fully diluted number of shares of Maxar common stock outstanding.
Based on the results of this analysis, J.P. Morgan arrived at ranges of implied equity value per share of Maxar common stock, rounded to the nearest $0.25, of $47.25 to $81.75 under the November 2022 Base Case Forecast and $33.75 to $64.50 under the November 2022 Satellite Loss Case Forecast.
Other Information
J.P. Morgan reviewed the share price trading history of Maxar common stock for the 52-week trading range ending on December 13, 2022. During this period, J.P. Morgan noted that shares of Maxar common stock traded as low as $17.51 per share and as high as $40.48 per share, as compared to the closing price of shares of Maxar common stock on December 13, 2022, of $24.49 per share.
J.P. Morgan reviewed the price targets set by published equity research analysts for shares of Maxar common stock prior to December 13, 2022. The price targets ranged from a low of $23.00 per share to a high of $47.00 per share, as compared to the closing price of Maxar’s common stock on December 13, 2022, of $24.49 per share.
However, J.P. Morgan noted that historical stock trading and analyst price targets analyses are not valuation methodologies but presented these analyses for reference purposes only.
Miscellaneous
The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of Maxar. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary are identical to Maxar, and none of the selected transactions reviewed were identical to the Merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of Maxar. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan’s analysis, may be considered similar to the Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Maxar and the transactions compared to the Merger.
As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise Maxar with respect to the Merger and deliver an opinion to the Board of Directors with respect to the Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with Maxar and the industries in which it operates.
For services rendered in connection with the Merger and the delivery of its opinion, Maxar has agreed to pay J.P. Morgan a fee of approximately $58,000,000, of which $3,000,000 became payable upon delivery of the opinion and the remainder of which is contingent and payable upon the closing of the Merger. In addition, Maxar has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Maxar for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead bookrunner on Maxar’s offering of debt securities in June 2022 and as joint lead bookrunner on Maxar’s credit facility in June 2022. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Advent for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead bookrunner on Advent’s offering of debt securities in February 2022, lead arranger on Advent’s credit facilities in March 2022 and financial advisor to Advent in connection with its acquisition, together with certain co-investors, of McAfee Corp. in March 2022, as well as providing debt syndication, equity underwriting and financial advisory services to Advent’s portfolio companies. During the two-year period preceding delivery of its opinion ending on December 15, 2022, the aggregate fees recognized by J.P. Morgan from Maxar were approximately $7,000,000 and from Advent and its portfolio companies were approximately $142,000,000. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Advent portfolio companies, for which it receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding Maxar common stock. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Maxar or Advent and Advent’s portfolio companies for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.
Certain Financial Projections
While Maxar has from time to time provided limited financial guidance to investors, Maxar has not, as a matter of course, otherwise publicly disclosed internal projections as to future performance, earnings, or other results beyond the then-current annual period due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty, unpredictability and subjectivity of underlying assumptions and estimates. However, in the ordinary course, Maxar’s management prepares a long-term strategic plan, which is periodically updated and reviewed with the Board of Directors, that reflects Maxar’s management’s financial and business outlook for Maxar. In connection with the proposed Merger, Maxar is including in this proxy statement a summary of certain limited unaudited prospective financial information of Maxar, on a standalone basis, without giving effect to the Merger, prepared by Maxar’s management, solely because, as described below, certain financial information was given to the Board of Directors in connection with its consideration and evaluation of the Merger and to J.P. Morgan for its use and reliance in connection with the financial analyses presented by J.P. Morgan to the Board of Directors and J.P. Morgan’s opinion as discussed in “— Opinion of J.P. Morgan Securities LLC.”
At a meeting of the Board of Directors on July 28, 2022, Maxar’s management provided to the Board of Directors one set of non-public, unaudited financial projections included in Maxar’s long-term strategic plan, which covered the second half of the fiscal year ending December 31, 2022 through the fiscal year ending December 31, 2026 (referred to herein as the “July 2022 Base Case Forecast”), which forecast was based on and reflected, among other things, the following assumptions: (1) the successful launch by early 2023 of each of the six satellites that make up Maxar’s WorldView Legion satellite program; (2) the successful operation of Maxar’s entire existing satellite constellation; and (3) the successful execution of Maxar’s strategy, including its growth strategy, across each of the Maxar’s three business lines. Additionally, Maxar’s management provided a copy of the July 2022 Base Case Forecast to J.P. Morgan for use in its preliminary financial analysis of Maxar that was presented to the Board of Directors at the July 28, 2022 meeting.
From time to time, Maxar’s management has also prepared a “downside” version of its long-term strategic plan that assumed that one or more of Maxar’s satellites would suffer a negative impact. In connection with the Board of Directors’ consideration of Advent’s August 22 Letter, as defined and described in the section of this proxy statement entitled “— Background of the Merger,” Maxar’s management prepared a second set of non-public, unaudited financial projections for the second half of the fiscal year ending December 31, 2022 through the fiscal year ending December 31, 2026 (such forecast is referred to in this proxy statement as the “October Satellite Loss Case Forecast”), which forecast was based on and reflected, among other things, the following assumptions: (1) the permanent loss of two out of the six satellites that make up Maxar’s WorldView Legion satellite program (i.e., the complete failure of one launch in connection with the WorldView Legion satellite program), the financial impact of which was also intended to represent either (A) the potential impact of the permanent loss of two out of the six satellites that make up Maxar’s WorldView Legion satellite program or (B) the potential impact of the permanent loss of WorldView 3 satellite, in each case, which could be more or less, depending on the circumstances; (2) the successful operation otherwise of Maxar’s entire existing satellite constellation; and (3) the successful execution of Maxar’s strategy, including its growth strategy, across each of Maxar’s three business lines. The October 2022 Satellite Loss Case Forecast was prepared by adjusting the July 2022 Base Case Forecast to reflect the assumptions described in the previous sentence. Maxar’s management provided the October Satellite Loss Case Forecast to the Board of Directors at a meeting on October 12, 2022. Additionally, Maxar’s management provided a copy of the October Satellite Loss Case Forecast to J.P. Morgan for use in their preliminary financial analysis of Maxar that was presented to the Board of Directors at the October 12, 2022 meeting.
At a regularly scheduled meeting of the Board of Directors on October 26, 2022, in connection with a review of Maxar’s performance against the financial targets in the long-term strategic plan, Maxar’s management prepared and provided to the Board of Directors certain updates to the July 2022 Base Case Forecast to (i) reflect, among other updates, Maxar’s actual financial results for the period since the July 2022 Base Case Forecast had been prepared, and (ii) incorporate management’s projected results for the fiscal year ending December 31, 2027 (such updated non-public, unaudited financial projections, which covered the fiscal years ending December 31, 2022 through December 31, 2027, the “October 2022 Base Case Forecast”). A copy of the October 2022 Base Case Forecast was provided to Advent during the management presentation that took place in Colorado on October 28, 2022, following execution of a confidentiality agreement with Maxar, as described in the section of this proxy statement entitled “— Background of the Merger.”
Additionally, in November 2022, Maxar’s management made adjustments to its long-term strategic plan in order to incorporate the impact of, among other things, (i) the amendment to the EchoStar Contract, as defined and described in the section of this proxy statement entitled “— Background of the Merger,” and (ii) Maxar’s November 3, 2022 acquisition of Wovenware.
At a meeting of the Board of Directors on November 23, 2022, in connection with the Board of Directors’ consideration of the November 23 Proposal, as defined and described in the section of this proxy statement entitled “— Background of the Merger,” Maxar’s management provided to the Board of Directors (i) an updated version of the October 2022 Base Case Forecast, incorporating the November 2022 changes to the long-term strategic plan (such updated forecast, the “November 2022 Base Case Forecast”) and (ii) an updated version of the October 2022 Satellite Loss Case Forecast, incorporating the November 2022 changes to the long-term strategic plan and including management’s projections for the fiscal year ending December 31, 2027 (such updated forecast, the “November 2022 Satellite Loss Case Forecast,” and, together with the July 2022 Base Case Forecast, the October 2022 Base Case Forecast, the October Satellite Loss Case Forecast and the November 2022 Base Case Forecast, the “Company Projections”). Each of the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast were provided to J.P. Morgan, and Maxar directed J.P. Morgan to use and rely on the November 2022 Base Case Forecast and the November 2022 Satellite Loss Case Forecast in connection with the financial analyses presented by J.P. Morgan to the Board of Directors and J.P. Morgan’s opinion as discussed in “— Opinion of J.P. Morgan Securities LLC,” and such use and reliance was approved by the Board of Directors. Maxar provided certain financial information that was used to make the November 2022 adjustments to the October 2022

Base Case Forecast to Advent, but did not provide Advent with the November 2022 Base Case Forecast, the October Satellite Loss Case Forecast or the November 2022 Satellite Loss Case Forecast.
Maxar advised the recipients of the Company Projections that its internal financial forecasts are subjective in many respects. The inclusion of the Company Projections or of this summary does not constitute an admission or representation by Maxar, J.P. Morgan, or any other person that the information is material, should not be regarded as an indication that the Board of Directors, J.P. Morgan, Maxar or its management, or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results or an accurate prediction of future results, and they should not be relied on as such. This information is not fact and should not be relied upon as indicative of actual future results, and readers of this proxy statement are cautioned not to place undue reliance on the Company Projections.
The Company Projections and the underlying assumptions upon which the Company Projections were based are subjective in many respects and subject to multiple interpretations and frequent revisions attributable to the dynamics of Maxar’s industry and based on actual experience and business developments. The Company Projections, while presented with numerical specificity, reflect numerous assumptions with respect to Company performance, industry performance, general business, economic, regulatory, market, and financial conditions, and other matters, many of which are difficult to predict, subject to significant economic and competitive uncertainties, and beyond Maxar’s control. The Company Projections constitute forward-looking information and are subject to a wide variety of significant risks and uncertainties, including those described in the section of this proxy statement entitled “Forward-Looking Statements,” that could cause the Company Projections or the underlying assumptions to be inaccurate and for actual results to differ materially from the Company Projections. As a result, there can be no assurance that the Company Projections will be realized or that actual results will not be significantly higher or lower than projected, and the Company Projections cannot be considered a guarantee of future operating results and should not be relied upon as such. Because the Company Projections cover multiple years, such information by its nature becomes less reliable with each successive year. The Company Projections do not take into account any circumstances or events occurring after the date on which they were prepared, including the Merger, and some or all of the assumptions that have been made in connection with the preparation of the Company Projections may have changed since the date the Company Projections were prepared. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results portrayed in the Company Projections will be achieved.
In addition, the Company Projections have not been updated or revised to reflect information or results after the date the Company Projections were prepared or as of the date of this proxy statement. None of Maxar, Advent or any of our or their respective affiliates intends to, and each of them disclaims any obligation to, update or otherwise revise the Company Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error (except, in the case of Maxar, as required by applicable securities laws). These considerations should be taken into account in reviewing the Company Projections, which were prepared as of an earlier date.
For the foregoing reasons, and considering that the special meeting will be held more than three months after the Company Projections were prepared, as well as the uncertainties inherent in any forecasting information, readers of this proxy statement are cautioned not to place unwarranted reliance on the Company Projections set forth below. The Company Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in Maxar’s public filings with the SEC. Maxar urges all of its stockholders to review its most recent SEC filings for a description of its reported financial results. See the section of this proxy statement entitled “Where You Can Find More Information.”
The Company Projections were not prepared with the purpose of, or with a view toward, public disclosure or toward compliance with United States generally accepted accounting principles (“GAAP”), published guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither KPMG LLP (“KPMG”), Maxar’s independent registered public accounting firm, nor any other accounting firm, has examined, compiled, or performed any procedures with respect to the Company Projections and, accordingly, neither KPMG nor any other accounting firm expresses an opinion or any other form of assurance with respect thereto. The KPMG report incorporated by reference in this proxy statement relates to Maxar’s historical financial information. It does not extend to the prospective financial information contained herein and should not be read to do so.
Maxar has not made and makes no representation to any Maxar stockholder or to Advent, Parent, Merger Sub or Preferred Equity Issuer in the Merger Agreement or otherwise concerning the Company Projections or regarding Maxar’s ultimate performance compared to the information contained in the Company Projections or that the projected results will be achieved.
July 2022 Base Case Forecast
Maxar’s management prepared the July 2022 Base Case Forecast with respect to Maxar’s business, as a standalone company, for the second half of the fiscal year ending December 31, 2022 through the fiscal year ending December 31, 2026, except that unlevered free cash flow was calculated by J.P. Morgan solely using the prospective financial information included in the July 2022 Base Case Forecast, which calculation was reviewed and approved by Maxar’s management for J.P. Morgan’s reliance and use in connection with the preliminary financial analyses presented by J.P. Morgan to the Board of Directors at the July 28, 2022 meeting.
The following is a summary of the July 2022 Base Case Forecast, with dollars in millions:
	H2 2022E	2023E	2024E	2025E	2026E
Total Revenue	$953	$2,056	$2,284	$2,422	$2,587
Adj. EBITDA(1)	$268	$570	$699	$780	$878
Unlevered Free Cash Flow(2)	$87	$360	$464	$499	$580

(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization, adjusted for certain items affecting the comparability of Maxar’s ongoing operating results, including restructuring, and transaction and integration related expense. Transaction and integration related expense includes costs associated with de-leveraging activities, acquisitions and dispositions and the integration of acquisitions.

(2)
Unlevered Free Cash Flow is a non-GAAP measure defined as Adjusted EBITDA, less depreciation and amortization, the pre-interest tax impact, capital expenditures and changes in net working capital, while adding back depreciation and amortization and other cash flow impacts related to impairments.

October 2022 Satellite Loss Case Forecast
Maxar’s management prepared the October 2022 Satellite Loss Case Forecast with respect to Maxar’s business, as a standalone company, for the second half of the fiscal year ending December 31, 2022 through the fiscal year ending December 31, 2026, except that unlevered free cash flow was calculated by J.P. Morgan solely using the prospective financial information included in the October 2022 Satellite Loss Case Forecast, which calculation was reviewed and approved by Maxar’s management for J.P. Morgan’s reliance and use in connection with the preliminary financial analyses presented by J.P. Morgan to the Board of Directors at the October 12, 2022 meeting.
The following is a summary of the October 2022 Satellite Loss Case Forecast, with dollars in millions:
	H2 2022E	2023E	2024E	2025E	2026E
Total Revenue	$953	$2,024	$2,136	$2,075	$2,191
Adj. EBITDA(1)	$268	$538	$551	$433	$482
Unlevered Free Cash Flow(2)	$87	$505	$217	$136	$258

(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization, adjusted for certain items affecting the comparability of Maxar’s ongoing operating results, including restructuring, impairments, insurance recoveries, and transaction and integration related expense. Transaction and integration related expense includes costs associated with de-leveraging activities, acquisitions and dispositions and the integration of acquisitions.

(2)
Unlevered Free Cash Flow is a non-GAAP measure defined as Adjusted EBITDA, less depreciation and amortization, the pre-interest tax impact, capital expenditures and changes in net working capital, while adding back depreciation and amortization and other cash flow impacts related to impairments.

October 2022 Base Case Forecast
Maxar’s management prepared the October 2022 Base Case Forecast with respect to Maxar’s business, as a standalone company, for the fiscal years ending December 31, 2022 through December 31, 2027.
The following is a summary of the October 2022 Base Case Forecast, with dollars in millions:
	2022E	2023E	2024E	2025E	2026E	2027E
Total Revenue	$1,787	$2,021	$2,175	$2,361	$2,578	$2,854
Adj. EBITDA(1)	$462	$581	$615	$693	$821	$950

(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization, adjusted for certain items affecting the comparability of Maxar’s ongoing operating results, including restructuring, and transaction and integration related expense. Transaction and integration related expense includes costs associated with de-leveraging activities, acquisitions and dispositions and the integration of acquisitions.

November 2022 Base Case Forecast
Maxar’s management prepared the November 2022 Base Case Forecast with respect to Maxar’s business, as a standalone company, for the fiscal years ending December 31, 2023 through December 31, 2027, except that unlevered free cash flow was calculated by J.P. Morgan solely using the prospective financial information included in the November 2022 Base Case Forecast, which calculation was reviewed and approved by Maxar’s management for J.P. Morgan’s reliance and use in connection with the financial analyses presented by J.P. Morgan to the Board of Directors and J.P. Morgan’s opinion as discussed in “— Opinion of J.P. Morgan Securities LLC,” and such use and reliance was approved by the Board of Directors.
The following is a summary of the November 2022 Base Case Forecast, with dollars in millions:
	2023E	2024E	2025E	2026E	2027E
Total Revenue	$1,989	$2,144	$2,332	$2,508	$2,787
Adj. EBITDA(1)	$580	$613	$689	$813	$943
Unlevered Free Cash Flow(2)	$258	$353	$375	$462	$543

(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization, adjusted for certain items affecting the comparability of Maxar’s ongoing operating results, including restructuring, and transaction and integration related expense. Transaction and integration related expense includes costs associated with de-leveraging activities, acquisitions and dispositions and the integration of acquisitions.

(2)
Unlevered Free Cash Flow is a non-GAAP measure defined as Adjusted EBITDA, less depreciation and amortization, the pre-interest tax impact, capital expenditures and changes in net working capital, while adding back depreciation and amortization and other cash flow impacts related to impairments, the acquisition of Wovenware and the amendment to the EchoStar Contract.

November 2022 Satellite Loss Case Forecast
Maxar’s management prepared the November 2022 Satellite Loss Case Forecast with respect to Maxar’s business, as a standalone company, for the fiscal years ending December 31, 2023 through December 31, 2027, except that unlevered free cash flow was calculated by J.P. Morgan solely using the prospective financial information included in the November 2022 Satellite Loss Case Forecast, which calculation was reviewed and approved by Maxar’s management for J.P. Morgan’s reliance and use in connection with the financial analyses presented by J.P. Morgan to the Board of Directors and J.P. Morgan’s opinion as discussed in “— Opinion of J.P. Morgan Securities LLC,” and such use and reliance was approved by the Board of Directors.
The following is a summary of the November 2022 Satellite Loss Case Forecast, with dollars in millions:
	2023E	2024E	2025E	2026E	2027E
Total Revenue	$1,957	$2,084	$1,985	$2,112	$2,490
Adj. EBITDA(1)	$548	$553	$342	$417	$646
Unlevered Free Cash Flow(2)	$404	$176	$12	$139	$304

(1)
Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization, adjusted for certain items affecting the comparability of Maxar’s ongoing operating results, including restructuring, impairments, insurance recoveries, and transaction and integration related expense. Transaction and integration related expense includes costs associated with de-leveraging activities, acquisitions and dispositions and the integration of acquisitions.

(2)
Unlevered Free Cash Flow is a non-GAAP measure defined as Adjusted EBITDA, less depreciation and amortization, the pre-interest tax impact, capital expenditures and changes in net working capital, while adding back depreciation and amortization and other cash flow impacts related to impairments, the acquisition of Wovenware and the amendment to the EchoStar Contract.

Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP financial measures within the meaning of the applicable rules and regulations of the SEC, which are financial measures that are not calculated in accordance with GAAP. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from non-GAAP financial measures used by other companies. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. SEC rules that may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures provided to directors or a financial advisor (like the Company Projections) in connection with a proposed transaction like the Merger when the disclosure is included in a document like this proxy statement. In addition, reconciliations of non-GAAP financial measures to GAAP financial measures were not relied upon by J.P. Morgan for purposes of its financial analysis and opinion or by the Board of Directors in connection with its consideration of the Merger. Accordingly, Maxar has not provided a reconciliation of the non-GAAP financial measures included in the Company Projections to the relevant GAAP financial measures.
The Company Projections do not take into account the possible financial and other effects on Maxar of the Merger and do not attempt to predict or suggest future results following the Merger. The Company Projections do not give effect to the Merger, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with completing the Merger, the effect on Maxar of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions that would likely have been taken if the Merger Agreement had not been executed, but that were instead altered, accelerated, postponed, or not taken in anticipation of the Merger. Further, the Company Projections do not take into account the effect on Maxar of any possible failure of the Merger to occur.
Interests of Maxar’s Executive Officers and Directors in the Merger
In considering the recommendation of the Board of Directors that Maxar stockholders approve the transaction and vote in favor of the Merger Agreement Proposal, the Compensation Proposal and the Adjournment Proposal, Maxar stockholders should be aware that the executive officers and directors of Maxar have certain interests in the transactions that are or may be different from, or in addition to, the interests of Maxar stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated by it, including the Merger, and in making their recommendation that Maxar stockholders adopt the Merger Agreement.

These interests are described in more detail below, and certain of them, including compensation that may become payable in connection with the Merger to named executive officers, which is the subject of a nonbinding, advisory vote of Maxar stockholders, are quantified in the narrative below. For more information, please see the section of this proxy statement entitled “Proposal 2: The Compensation Proposal.” The dates used below to quantify these interests have been selected for illustrative purposes only and do not necessarily reflect the dates on which certain events will occur.
For purposes of this disclosure,
•
the named executive officers of Maxar are:

•
Daniel L. Jablonsky, Chief Executive Officer

•
Biggs C. Porter, Chief Financial Officer

•
Walter S. Scott, Chief Technology Officer

•
Leon Anthony Frazier, General Manager, Public Sector

•
James C. Lee, General Counsel and Corporate Secretary

•
“qualifying termination” means a termination of employment without cause or for good reason (each term as defined in the relevant agreement)

Treatment of Maxar Equity Awards
Maxar SARs
Each Maxar SAR that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the total number of shares of Maxar common stock subject to such Maxar SAR as of immediately prior to the Effective Time and (2) the excess, if any, of the Merger Consideration over the applicable exercise price per share of Maxar common stock subject to such Maxar SAR as of the Effective Time.
Maxar PSU and RSUs
Each Maxar PSU and RSU that is outstanding as of immediately prior to the Effective Time, excluding any Maxar RSUs granted in 2023 to any individual who is not a non-employee Maxar director (each such excluded RSU, a “2023 Employee RSU”), whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of shares of Maxar common stock subject to the respective award as of immediately prior to the Effective Time and (2) the Merger Consideration. For purposes of clause (1) of the immediately preceding sentence, the number of shares of common stock subject to a Maxar PSU will equal (i) for a Maxar PSU granted in 2020, 175% of the target number of shares of Maxar common stock covered by such Maxar PSU, (ii) for a Maxar PSU granted in 2021, 176% of the target number of shares of Maxar common stock covered by such Maxar PSU, and (iii) for a Maxar PSU granted in 2022, 184% of the target number of shares of Maxar common stock covered by such Maxar PSU.
2023 Employee RSUs
For each 2023 Employee RSU, 33% of the number of shares covered by such 2023 Employee RSU that are outstanding as of immediately prior to the Effective Time (the “single trigger shares”), whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of single trigger shares and (2) the Merger Consideration, with such payment to be made no later than 10 business days following the Effective Time. The remaining shares covered by such 2023 Employee RSU (the “double trigger shares”), whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of double trigger shares and (2) the Merger Consideration, with such payment to be made in two substantially equal installments on each of January 1, 2024, and January 1, 2025, subject to the holder’s continued employment with Maxar, the

Surviving Corporation, or a subsidiary through the applicable payment date; provided, that, if such holder experiences a qualifying termination, any unpaid amount will be paid to the holder within 30 days of such termination.
For an estimate of the value of unvested equity awards that would vest assuming that the Merger occurs on January 30, 2023, and each of the named executive officers experiences a qualifying termination on that date, see “— Quantification of Payments and Benefits to Maxar’s Named Executive Officers” below. We estimate that the value of unvested equity awards held by all executive officers, other than the named executive officers, that would vest assuming that the Effective Time occurs on January 30, 2023, and all such executive officers experience qualifying terminations on that date is $11,967358. We estimate that the aggregate value of unvested equity awards held by all non-employee directors of Maxar that would vest assuming that the Merger occurs on January 30, 2023 is $1,664,730.
Executive Severance Arrangements
Daniel L. Jablonsky
Maxar is party to an amended and restated employment agreement with Daniel L. Jablonsky (the “Jablonsky Agreement”). Pursuant to the Jablonsky Agreement, if Mr. Jablonsky experiences a qualifying termination during the period beginning three months before and ending 12 months following a change in control, he will be entitled to (1) severance equal to 2.99 times the sum of his then-current base salary plus his target annual bonus for the year of termination, generally payable in a lump sum, (2) accelerated vesting of Mr. Jablonsky’s outstanding equity awards, with any performance conditions calculated based upon the higher of actual achievement and prorated target achievement, (3) up to 36 months of continued health coverage for Mr. Jablonsky and his dependents under Maxar’s group health plan, or reimbursement for such costs, and (4) “executive package” outplacement services. The foregoing payments are conditional on Mr. Jablonsky’s executing and not revoking a release of claims agreement with Maxar. Mr. Jablonsky is prohibited for a period of one year following termination of employment from competing with Maxar and soliciting Maxar’s employees.
Messrs. Porter, Scott, Frazier and Lee
Each of Messrs. Porter, Scott, Frazier and Lee is party to a change in control and severance agreement with Maxar. These agreements provide that, in the case of Messrs. Frazier and Lee, in the event of a qualifying termination during the period beginning three months before and ending 24 months following a change in control of Maxar, and, in the case of Messrs. Porter and Scott, in the event of a qualifying termination on or during 24 months following a change in control, the executive officer will be entitled to (1) severance equal to two times the sum of the executive’s then-current base salary plus his target annual bonus for the year of termination, generally payable in a lump sum, (2) a lump sum payment equal to 24 months of continued COBRA premiums, (3) “executive package” outplacement services, and (4) accelerated vesting of the executive’s outstanding equity awards; provided, that, Mr. Porter is only eligible for accelerated vesting if he experiences a qualifying termination within the first 12 months following a change in control. The foregoing payments are conditional on the executive executing and not revoking a release of claims agreement with Maxar. Each of Messrs. Porter, Scott, Frazier and Lee is prohibited for a period of one year following termination of employment from competing with Maxar and soliciting Maxar’s employees.
For an estimate of the value of the severance payments described above that would be payable to Maxar’s named executive officers upon a qualifying termination on January 30, 2023, see “— Quantification of Payments and Benefits to Maxar’s Named Executive Officers” below. We estimate that the aggregate value of severance payments that would be payable to all Maxar executive officers who are not named executive officers, assuming a qualifying termination on January 30, 2023, is $20,737,653.
Retention Awards
In connection with the Merger, Maxar awarded each named executive officer a one-time cash retention bonus. Maxar awarded Mr. Jablonsky a retention bonus of $1,500,000, Mr. Frazier a retention bonus of $700,000, Mr. Lee a retention bonus of $650,000, Mr. Porter a retention bonus of $500,000 and Mr. Scott a retention bonus of $300,000. Each retention bonus will vest with respect to one third of the award upon the Effective Time and with respect to the remaining two thirds of the award on the one year anniversary of the Effective Time, subject to the recipient’s continued employment through the applicable vesting date (or such recipient’s earlier qualifying termination). The estimated aggregate amount of retention bonuses that will be payable to all Maxar executive officers who are not named executive officers is $1,390,000.
Indemnification Insurance
Pursuant to the terms of the Merger Agreement, Maxar’s directors and executive officers will be entitled to certain ongoing indemnification and coverage for a period of six years following the effective time under directors’ and officers’ liability insurance policies from the Surviving Corporation. This indemnification and insurance coverage is further described in the section entitled “The Merger Agreement — Indemnification and Insurance.”
New Compensation Arrangements
Any executive officers and directors who become officers, directors or employees or who otherwise are retained to provide services to the Surviving Corporation may enter into new individualized compensation arrangements and may participate in cash or equity incentive or other benefit plans maintained by Parent, any of its affiliates or the Surviving Corporation. As of the date of this proxy statement, no compensation arrangements between such persons and the Surviving Corporation and/or its affiliates have been established or discussed.
Quantification of Payments and Benefits to Maxar’s Named Executive Officers
The table below sets forth the amount of payments and benefits that each of Maxar’s named executive officers would receive in connection with the Merger, assuming (i) that the Merger were consummated and each such named executive officer experienced a qualifying termination on January 30, 2023 (which is the assumed date solely for purposes of this golden parachute compensation disclosure); (ii) a per share price of Maxar ordinary shares of $53; (iii) that each named executive officer’s base salary rate and annual target bonus remain unchanged from those in effect as of the date of this proxy statement; and (iv) equity awards that are outstanding as of January 30, 2023. The calculations in the table below do not include any amounts that the named executive officers were entitled to receive or that were vested as of the date hereof. In addition, these amounts do not attempt to forecast any additional awards, grants or forfeitures that may occur prior to the Effective Time or any awards that, by their terms, vest irrespective of the Merger prior to January 30, 2023. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Golden Parachute Compensation
Named Executive Officer	Cash ($)(1)	Equity Awards ($)(2)	Benefits ($)(3)	Total ($)
Daniel L. Jablonsky	$8,571,350	$26,629,359	$82,625	$35,283,335
Biggs C. Porter	$2,750,000	$13,366,085	$37,021	$16,153,106
Walter S. Scott	$2,050,000	$10,150,423	$60,248	$12,260,671
Leon Anthony Frazier	$2,900,000	$9,061,080	$55,084	$12,016,164
James C. Lee	$2,486,000	$5,982,751	$60,607	$8,529,357

(1)
Cash Payments for Named Executive Officers.

a)
Cash Severance

Each of the named executive officers is party to an agreement that provides for severance in connection with a change in control.
Mr. Jablonsky’s agreement provides that, in the event of a qualifying termination, Mr. Jablonsky will be entitled to (1) severance equal to 2.99 times the sum of his base salary plus his target annual bonus, generally payable in a lump sum, (2) accelerated vesting of his outstanding equity awards, with any performance conditions calculated based upon the higher of actual achievement and prorated target achievement, (3) up to 36 months of continued health coverage for Mr. Jablonsky and his dependents under Maxar’s group health plan, or reimbursement for such costs, and (4) outplacement services at Maxar’s cost.
Messrs. Porter, Scott, Frazier and Lee’s agreements provide that, in the event of a qualifying termination, the named executive officer will be entitled to (1) severance equal to two times the sum of the named executive officer’s base salary plus target annual bonus, generally payable in a lump sum, (2) accelerated vesting of the executive officer’s outstanding equity awards, (3) lump-sum reimbursement of the COBRA premiums for the executive for the 24 months following the termination and (4) outplacement services at Maxar’s cost.
Each of the named executive officers must sign a release of claims against Maxar, and each of the named executive officers is prohibited for a period of one year following termination of employment from competing with Maxar and soliciting Maxar’s employees.
b)
Cash Retention

In connection with the Merger, each named executive officer received a one-time cash-based retention bonus in the following amounts. Each retention bonus will vest with respect to one third of the award upon the Effective Time and with respect to the remaining two thirds of the award on the one year anniversary of the Effective Time, subject to the recipient’s continued employment through the applicable vesting date (or such recipient’s earlier qualifying termination).
Daniel L. Jablonsky	$1,500,000
Biggs C. Porter	$500,000
Walter S. Scott	$300,000
Leon Anthony Frazier	$700,000
James C. Lee	$650,000

(2)
Equity Award Treatment.

Each Maxar SAR that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (a) the number of Maxar common stock shares subject to such Maxar SAR as of immediately prior to the Effective Time and (b) the excess, if any, of the Merger Consideration over the exercise price per Maxar ordinary share subject to such Maxar SAR as of the Effective Time.
Each Maxar RSU and PSU Award that is outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive a cash payment equal to the product of (a) the number of Maxar common stock shares subject to such Maxar RSU or PSU Award as of immediately prior to the Effective Time and (b) the Merger Consideration. For purposes of clause (a) of the immediately preceding sentence, the number of Maxar common stock shares subject to a Maxar PSU Award will be based on 175% achievement of target performance for PSU Awards granted in 2020, 176% achievement of target performance for PSU Awards granted in 2021, and 184% achievement of target performance for PSU Awards granted in 2022.
Two thirds of the cash payment received in exchange for the 2023 Employee RSUs will vest and be payable in roughly equal installments on January 1, 2024, and January 1, 2025, subject to the named executive officer’s continued employment with Maxar, the Surviving Corporation or a subsidiary through the applicable payment date; provided, that, in the event the holder of such 2023 Employee RSUs experiences a qualifying termination, any unvested amount will be paid to the holder within 30 days of such termination. Payment of the remaining third of the cash payment received in exchange for the 2023 Employee RSUs will be made within 10 business days following the Effective Time.

Named Executive Officer	Value of Maxar SARs ($)	Value of Maxar RSU Awards (excluding 2023 RSUs) ($)	Value of 2023 Employee RSUs ($)	Value of Maxar PSU Awards ($)	Total ($)
Daniel L. Jablonsky	0	$8,062,572	$5,250,000	$18,566,787	$31,879,359
Biggs C. Porter	$170,684	$3,916,541	—	$9,278,860	$13,366,085
Walter S. Scott	0	$3,012,785	$1,500,000	$7,137,638	$11,650,423
Leon Anthony Frazier	0	$2,731,196	$1,700,000	$6,329,884	$10,761,080
James C. Lee	0	$1,802,848	$1,300,000	$4,179,903	$7,282,751

(3)
As described above under “— Interests of Maxar’s Executive Officers and Directors in the Merger —  Executive Severance Arrangements,” this amount represents the value of (i) for Mr. Jablonsky, up to 36 months of continued health coverage for the executive and his dependents under Maxar’s group health plan, or reimbursement for such costs, and for Messrs. Porter, Scott, Frazier and Lee, lump-sum reimbursement of the COBRA premiums for the executive and his dependents for the 24 months following termination, and (ii) outplacement services at Maxar’s cost.

Financing of the Merger
We anticipate that the total amount of funds necessary to complete the transactions contemplated by the Merger Agreement, and to pay related fees and expenses, will be approximately $6.4 billion. This amount includes funds needed to pay the Required Amounts, including to: (a) pay the aggregate Merger Consideration in respect of the Maxar common stock (other than the Unconverted Shares), (b) make payments in respect of certain vested and outstanding Maxar equity awards payable in connection with the Closing, and (c) make payments (i) in connection with the redemption or, in certain circumstances, the satisfaction and discharge, of all of the outstanding aggregate principal amount of the Notes in the manner and on the timeframes set forth in the applicable Indenture and (ii) in connection with repayment of all indebtedness outstanding under the Credit Agreement.
Parent and Merger Sub have obtained committed Financing consisting of (a) Equity Financing to be provided by the Equity Financing Sources pursuant to the terms and conditions of the Equity Commitment Letters, (b) Debt Financing to be provided by the Lender Parties pursuant to the terms and conditions of the Debt Commitment Letter and (c) Preferred Equity Financing to be provided by the Preferred Equity Investor Parties pursuant to the terms and conditions of the Preferred Equity Commitment Letter. In connection with the Merger Agreement, Parent and Merger Sub have delivered to Maxar copies of the Debt Commitment Letter and the Equity Commitment Letters, and Preferred Equity Issuer has delivered to Maxar a copy of the Preferred Equity Commitment Letter.
Equity Financing
Pursuant to the Equity Commitment Letters, and subject to the terms and conditions thereof, the Equity Financing Sources have committed to capitalize Parent at the Closing with an aggregate equity contribution equal to approximately $4.1 billion for the purpose of funding the Required Amounts. The obligations of each Equity Financing Source to provide the Equity Financing under the applicable Equity Commitment Letter are subject only to the following conditions: (a) the satisfaction in full, or waiver by Parent, of each of the conditions to the obligations of Parent and Merger Sub to consummate the transactions set forth in the Merger Agreement (other than those conditions that by their terms or nature are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof), (b) no party having validly terminated the Merger Agreement in accordance with its terms, (c) Maxar’s confirmation in writing that if each of the Equity Financing, the Debt Financing and the Preferred Equity Financing are funded (including any Alternative Debt/Preferred Equity Financing (as defined in the Merger Agreement) that has been obtained in accordance with, and satisfies the conditions of, the Merger Agreement), Maxar will take such actions that are required of it by the Merger Agreement to consummate the Closing, (d) each of the Debt Financing and Preferred Equity Financing have been funded or will be funded, in accordance with the terms of the Debt Commitment Letter and the Preferred Equity Commitment Letter, as applicable, if the

Equity Financing is funded at the Closing, and (e) the prior or substantially concurrent funding of each Equity Financing Source’s equity commitment under the applicable Equity Commitment Letter.
The obligation of each Equity Financing Source to fund its equity commitment will automatically and immediately terminate upon the earliest to occur of: (a) the Closing, (b) the valid termination of the Merger Agreement in accordance with its terms, (c) the payment in full of the Guaranteed Obligations pursuant to the Guarantee and (d) the commencement by Maxar or any of its controlled affiliates of any lawsuit asserting any claim pursuant to its Equity Commitment Letter (other than certain retained claims).
Maxar is an express third-party beneficiary of the Equity Commitment Letters solely with respect to (i) requiring Maxar’s consent to any amendment or modification of the Equity Commitment Letters and (ii) the rights granted to Parent under the Equity Commitment Letters, such that Maxar is entitled to specifically enforce the obligations of each Equity Financing Source (and any of their respective successors or assigns) under the applicable Equity Commitment Letter through an action for specific performance, in each case without a requirement that such enforcement be at the direction of Parent and subject to (a) the limitations and conditions set forth in each Equity Commitment Letter and (b) the terms and conditions of the Merger Agreement.
Debt Financing and Preferred Equity Financing
In addition, in connection with the Merger Agreement, (a) the Lender Parties have committed to provide Parent with Debt Financing and (b) Parent has obtained commitments for Preferred Equity Financing, together in an aggregate principal amount that is sufficient, when taken together with the Equity Financing, to pay the Required Amounts. The obligations of the Lender Parties to provide Debt Financing under the Debt Commitment Letter, and the obligations of the Preferred Equity Investor Parties to provide Preferred Equity Financing under the Preferred Equity Commitment Letter, in each case, are subject to a number of customary conditions, including the substantially concurrent consummation of the Merger. For more information, please see the section of this proxy statement entitled “The Merger Agreement — Debt Financing and Preferred Equity Financing.”
Guarantee
Pursuant to the Guarantee, the Equity Financing Sources have agreed to severally (but not jointly, or jointly and severally) guarantee the due, punctual and complete payment, performance and discharge of either of the following mutually exclusive obligations: (a) the obligation of Parent to pay, or to provide adequate funds for the payment to Maxar of, (1) certain indemnification and reimbursement obligations solely if and when payable by Parent to Maxar and its representatives in connection with arrangement of the Debt Financing and certain other fees and expenses payable by Parent pursuant to the Merger Agreement, plus (2) an amount equal to the Parent Termination Fee (plus certain enforcement expenses payable by Parent), solely if and when any of the Parent Termination Fee is payable pursuant to the Merger Agreement; or (b) the obligation of Parent to fund an amount equal to the Equity Contribution in the event, and only in the event, that specific performance with respect to Parent’s obligation to cause the Equity Financing to be funded by Parent and to consummate the Closing is awarded against Parent pursuant to the Merger Agreement, subject in all respects to the terms of the Merger Agreement. Notwithstanding anything in the Guarantee, the Merger Agreement, or any other agreement to the contrary, Maxar has agreed that in no event is any Equity Financing Source required to pay any amount to Maxar or any affiliate thereof under, in respect of, or in connection with the Guarantee, the Merger Agreement or any other agreement, in excess of, in the case of amounts paid with respect to clause (a) of the Guaranteed Obligations, the pro rata portion of such Equity Financing Source with respect to such amounts and with respect to clause (b) of the Guaranteed Obligations, the pro rata portion of such Equity Financing Source of the Equity Contribution.
Subject to specified exceptions, the Guarantee will terminate upon the earliest of:
•
the Closing;

•
the date of commencement of any litigation or other proceeding by Maxar or any controlled affiliate thereof claiming by, through or on behalf of Maxar, prohibited by the Guarantee (other than certain retained claims);

•
completed performance of either of the mutually exclusive Guaranteed Obligations pursuant to the terms of the Guarantee; and

•
the date that is 120 days from the date of the valid termination of the Merger Agreement under circumstances in which any portion of the Guaranteed Obligations could be payable (unless Maxar has made a claim under the Guarantee prior to such date, in which case the relevant date of termination shall be the date that such claim is finally settled or otherwise resolved either in a final judicial determination or by agreement of Maxar and the Equity Financing Sources (or their successors or permitted assignee) and the Guaranteed Obligations finally determined or agreed to be owed by the Equity Financing Sources (or their successors or permitted assignee) are satisfied in full).

Closing and Effective Time
The closing of the Merger (which we refer to as the “Closing”) will take place remotely at 10:00 a.m. New York City time on the date that is three business days after the date on which all conditions to the Closing, which are described below in the section of this proxy statement entitled “The Merger Agreement — Conditions to the Closing of the Merger” (other than the conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at or prior to the Closing), or at such other date, time and place as Parent and Maxar may mutually agree in writing. The date on which the Closing takes place is herein referred to as the “Closing Date.”
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
Appraisal Rights
If the Merger is consummated, Maxar stockholders who continuously hold shares of Maxar common stock through the Effective Time, do not vote in favor of the adoption of the Merger Agreement and properly demand appraisal of their shares and otherwise comply with the statutory requirements of Section 262 of the DGCL will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex C and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Maxar stockholders exercise their appraisal rights under Section 262. All references in Section 262 and in this summary to a “stockholder,” “holder of shares of Maxar common stock” or “Maxar stockholder” are to the record holder of shares of Maxar common stock unless otherwise expressly noted herein. Only a holder of record of shares of Maxar common stock is entitled to demand appraisal of the shares registered in that holder’s name. A person having a beneficial interest in shares of Maxar common stock held of record in the name of another person, such as a bank, broker, fiduciary (such as a trustee, guardian or custodian), depository or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of Maxar common stock through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or other nominee.
Under Section 262, if the Merger is completed, Maxar stockholders who: (a) submit a written demand for appraisal of their shares; (b) do not vote in favor of the adoption of the Merger Agreement; (c) continuously are the record holders of such shares through the Effective Time; and (d) otherwise exactly follow the procedures set forth in Section 262 may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of Maxar common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery. However, after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all Maxar stockholders who have asserted appraisal rights unless (i) the total number of shares for which appraisal rights have been pursued and perfected exceeds 1% of the outstanding shares of Maxar common stock as measured in accordance with subsection (g) of Section 262;

or (ii) the value of the aggregate Merger Consideration in respect of the shares of Maxar common stock for which appraisal rights have been pursued and perfected exceeds $1 million (conditions (i) and (ii) which are referred to as the “ownership thresholds”). Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may voluntarily pay to each Maxar stockholder entitled to appraisal an amount in cash pursuant to subsection (h) of Section 262, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary cash payment, unless paid at such time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger is to be submitted for approval at a meeting of stockholders, such as the Special Meeting, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement constitutes Maxar’s notice to its stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex C. In connection with the Merger, any Maxar stockholder who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review this discussion and Annex C carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A Maxar stockholder who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Maxar common stock, Maxar believes that if a Maxar stockholder considers exercising such rights, that Maxar stockholder should seek the advice of legal counsel.
Maxar stockholders wishing to exercise the right to seek an appraisal of their shares of Maxar common stock must do ALL of the following:
•
the Maxar stockholder must not vote in favor of the Merger Agreement Proposal;

•
the Maxar stockholder must deliver to Maxar a written demand for appraisal before the vote by the Maxar stockholders is taken on the Merger Agreement Proposal at the Special Meeting;

•
the Maxar stockholder must continuously hold the shares of Maxar common stock from the date of making the demand through the Effective Time (a Maxar stockholder will lose appraisal rights if the Maxar stockholder transfers the shares before the Effective Time); and

•
the Maxar stockholder (or any person who is the beneficial owner of shares of Maxar common stock held either in a voting trust or by a nominee on behalf of such person) or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Effective Time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, one of the ownership thresholds must be met.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, a Maxar stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement, abstain or not vote his, her or its shares.
Filing Written Demand
Any Maxar stockholder wishing to exercise appraisal rights must deliver to Maxar, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted to Maxar stockholders, a written demand for the appraisal of such Maxar stockholder’s shares, and that Maxar stockholder must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A Maxar stockholder exercising appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the Maxar stockholder’s appraisal rights. Therefore, a Maxar stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting, or otherwise fail to vote, on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A Maxar stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting of Maxar stockholders will constitute a waiver of appraisal rights.
Only a holder of record of shares of Maxar common stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Maxar common stock must be executed by or on behalf of the holder of record, and must reasonably inform Maxar of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares in connection with the Merger. If the shares are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.
MAXAR STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR BANK, BROKER OR OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKER OR OTHER NOMINEES TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKER OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
All demands for appraisal pursuant to Section 262 should be in writing and should be mailed or delivered to:
Maxar Technologies Inc.
Attention: James C. Lee, Corporate Secretary
1300 West 120th Avenue
Westminster, Colorado 80234
At any time within 60 days after the Effective Time, any Maxar stockholder who has delivered a written demand to Maxar and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the Merger Consideration by delivering to Maxar a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time shall require written approval of the Surviving Corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any Maxar stockholder without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this provision shall not affect the right of any Maxar stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such Maxar stockholder’s demand for appraisal and to accept the Merger Consideration within 60 days after the Effective Time. If an appraisal proceeding is commenced and Maxar, as the Surviving Corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any Maxar stockholder who withdraws such stockholder’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a Maxar stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Merger is completed, within 10 days after the Effective Time, the Surviving Corporation will notify each Maxar stockholder who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any Maxar stockholder who has complied with Section 262 and is entitled to seek appraisal under Section 262 (including for this purpose any beneficial owner of shares of Maxar common stock held either in a voting trust or by nominee on behalf of such person) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a Maxar stockholder (or beneficial owner), demanding a determination of the fair value of the shares held by all dissenting Maxar stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and Maxar stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Maxar common stock. Accordingly, any Maxar stockholders who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Maxar common stock within the time and in the manner prescribed in Section 262. The failure of a Maxar stockholder to file such a petition within the period specified in Section 262 could nullify the Maxar stockholder’s previous written demand for appraisal.
Within 120 days after the Effective Time, any Maxar stockholder who has complied with the requirements of Section 262 and who is entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Maxar common stock not voted in favor of the adoption of the Merger Agreement and with respect to which Maxar has received demands for appraisal, and the aggregate number of holders of such shares. The Surviving Corporation must mail such statement to the requesting Maxar stockholder within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of Maxar common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the statement described in this paragraph. As noted above, however, the demand for appraisal can only be made by a Maxar stockholder of record.
If a petition for an appraisal is duly filed by a Maxar stockholder or a beneficial owner and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all Maxar stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the Maxar stockholders shown on such verified list at the addresses stated therein. Such notice will also be published at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or in another publication determined by the Delaware Court of Chancery. The costs of these notices are borne by the Surviving Corporation. After notice to Maxar stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those Maxar stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require Maxar stockholders who demanded appraisal of their shares to submit their stock certificates (if any) to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any Maxar stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss that Maxar stockholder from the proceedings. The Delaware Court of Chancery will dismiss appraisal proceedings as to all Maxar stockholders who have asserted appraisal rights unless one of the ownership thresholds is met.
Determination of “Fair Value”
After determining the Maxar stockholders entitled to appraisal and that at least one of the ownership thresholds described above has been satisfied as to Maxar stockholders seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Maxar common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments made by the Surviving Corporation pursuant to subsection (h) of Section 262 that have the effect of limiting the sum on which interest accrues as described below). In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may pay to each Maxar stockholder entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on an amount that equals the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, in addition to any interest accrued prior to the time of such voluntary payment, unless paid at such time.
In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Maxar stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and Maxar stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither Maxar nor Parent anticipates offering more than the Merger Consideration to any Maxar stockholder exercising appraisal rights, and each of Maxar and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Maxar common stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds described above has been satisfied as to Maxar stockholders seeking appraisal rights, then the right to an appraisal will cease.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a Maxar stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a Maxar stockholder in connection with an appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all of the shares entitled to be appraised. In the absence of such determination or assessment, each party bears its own expenses.
If any Maxar stockholder who demands appraisal of his, her or its shares of Maxar common stock under Section 262 fails to perfect, or effectively loses or withdraws, such holder’s right to appraisal, the Maxar stockholder’s shares of Maxar common stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration, without interest. A Maxar stockholder will fail to perfect, or effectively lose or withdraw, such holder’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time, if neither of the ownership thresholds described above is met or if the Maxar stockholder properly delivers to the Surviving Corporation a written withdrawal of such holder’s demand for appraisal and an acceptance of the Merger Consideration in accordance with Section 262.
From and after the Effective Time, no Maxar stockholder who has demanded appraisal rights will be entitled to vote such shares of Maxar common stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of Maxar common stock, if any, payable to Maxar stockholders as of a time prior to the Effective Time. If no petition for an appraisal is filed, if neither of the ownership thresholds described above is met, or if the Maxar stockholder delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal and an acceptance of the Merger, either within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right of such Maxar stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any Maxar stockholder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just; provided, however, that the foregoing shall not affect the right of any Maxar stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such Maxar stockholder’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the Effective Time.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a Maxar stockholder’s statutory appraisal rights. Consequently, any Maxar stockholder wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Material U.S. Federal Income Tax Consequences of the Merger
The following is a general discussion of certain U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders (as defined below) of shares of Maxar common stock whose shares of Maxar common stock are converted into the right to receive cash pursuant to the Merger. This discussion is limited to U.S. Holders who hold their shares of Maxar common stock as “capital assets” within the meaning of Section 1221 of the United States Internal Revenue Code of 1986 (which we refer to, as amended, as the “Code”) (generally, property held for investment). This discussion does not address U.S. federal income tax consequences with respect to holders other than U.S. Holders. This discussion is based upon the Code, Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (which we refer to as the “IRS”) and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered, regarding any matter discussed below.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of Maxar common stock that is for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation, or other entity or arrangement taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

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a trust, if (a) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (b) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to Maxar stockholders subject to special rules under the U.S. federal income tax laws, including, for example:
•
banks and other financial institutions;

•
mutual funds;

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insurance companies;

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brokers or dealers in securities, currencies or commodities;

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traders in securities subject to a mark-to-market method of accounting with respect to shares of Maxar common stock;

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regulated investment companies and real estate investment trusts;

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retirement plans, individual retirement and other deferred accounts;

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tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

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holders that hold shares of Maxar common stock as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

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U.S. holders whose functional currency is not the U.S. dollar;

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partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

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holders that own or have owned (directly, indirectly or constructively) 5% or more of Maxar common stock (by vote or value);

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holders that received their shares of Maxar common stock in a compensatory transaction, through a tax-qualified retirement plan or pursuant to the exercise of options or warrants;

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U.S. expatriates and former citizens or long-term residents of the United States;

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holders that own an equity interest in Parent following the Merger;

•
holders subject to any applicable minimum tax;

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holders exercising appraisal rights under the DGCL; and

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persons required to accelerate the recognition of any item of gross income with respect to Maxar common stock as a result of such income being taken into account on an applicable financial statement.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax consequences) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or any considerations in respect of the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations and administrative guidance promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).
If any entity or arrangement treated as a partnership for U.S. federal income tax purposes is a beneficial owner of shares of Maxar common stock, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, entities or arrangements treated as partnerships holding shares of Maxar common stock, and any partners therein, should consult their tax advisors as to the particular tax consequences to them of the Merger.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE TRANSACTIONS DISCUSSED HEREIN TO ANY PARTICULAR MAXAR STOCKHOLDER WILL DEPEND ON THE MAXAR STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE MERGER IN LIGHT OF YOUR OWN PARTICULAR CIRCUMSTANCES, INCLUDING U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES.
The receipt of cash by a U.S. Holder in exchange for shares of Maxar common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives cash in exchange for Maxar common stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in the shares of Maxar common stock surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of Maxar common stock. Any gain or loss will generally be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. Long-term capital gains of certain non-corporate holders, including individuals, currently are subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Maxar common stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Maxar common stock.
Information Reporting and Backup Withholding
Generally, information reporting requirements may apply in connection with payments made to U.S. Holders in connection with the Merger.
Backup withholding of tax (currently, at a rate of 24%) generally will apply to the proceeds received by a U.S. Holder pursuant to the Merger, unless the U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. Holder’s correct taxpayer identification number and certifying that such U.S. Holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder may be refunded or credited against such U.S. Holder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES OR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION, AND HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Regulatory Approvals Required for the Merger
General
Each of the parties to the Merger Agreement has agreed to (subject to the terms and conditions of the Merger Agreement) use its reasonable best efforts to take promptly, or cause to be taken, all actions necessary, and to do promptly, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement, including obtaining of all necessary consents, approvals, registrations, waivers, permits, authorizations, orders and other confirmations from governmental entities as described in the section of this proxy statement entitled “The Merger Agreement —  Regulatory Approvals and Related Matters.” These approvals include clearances under the HSR Act, the CFIUS Approval, the DCSA Approval; approval under the Communications Act; approval under the Land Remote Sensing Policy Act; notification under Section 122.4 of the U.S. International Traffic in Arms Regulations; and regulatory approvals under the laws of certain other jurisdictions.
U.S. Regulatory Clearances
The Merger is subject to the HSR Act. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a 30-day waiting period following the parties’ filings of their HSR Act notification and report forms. If the Federal Trade Commission (which we refer to as the “FTC”) or the Antitrust Division of the Department of Justice (which we refer to as the “DOJ”) issues a request for additional information and documentary materials (which we refer to as a “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after the parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties otherwise agree to extend the waiting period. The parties made the required filings with the FTC and the DOJ on December 30, 2022, and the initial 30-day waiting period expired at 11:59 p.m. Eastern Time on January 30, 2023.
At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.
Under the Merger Agreement, the Merger cannot be completed until the parties have received from the interagency Committee on Foreign Investment in the United States (which we refer to as “CFIUS”): (a) a written determination from CFIUS to the effect that the transactions contemplated by the Merger Agreement do not constitute a “covered transaction” pursuant to 31 C.F.R. § 800.213, (b) a written determination from CFIUS to the effect that review or investigation of the transactions contemplated by the Merger Agreement has been concluded and that a determination has been made that there are no unresolved national security concerns and all action under the CFIUS laws has been concluded, or (c) following an investigation conducted by CFIUS pursuant to 31 C.F.R. § 800.507, CFIUS has reported the transactions contemplated by the Merger Agreement to the President of the United States and either (i) the President of the United States has made a decision not to suspend or prohibit such transaction pursuant to his authorities under Section 721 of the Defense Production Act of 1950, or (ii) the President of the United States has not taken any action within 15 days from the date he received the report from CFIUS (which we refer to as the “CFIUS Approval”).
In addition, the Merger cannot be completed until the parties have received from the Defense Counterintelligence and Security Agency (which we refer to as “DCSA”) a written acknowledgement by DCSA that it has accepted a proposed plan to mitigate any foreign ownership, control or influence with respect to how Parent intends to govern and operate Maxar in accordance with the National Industrial Security Program Operating Manual, as codified at 32 C.F.R. Part 117 (which we refer to as the “DCSA Approval”). The Merger cannot be completed until at least 60 days have elapsed since Maxar submitted a notification to the U.S. Department of State’s Directorate of Defense Trade Controls (which we refer to as “DDTC”) (pursuant to Section 122.4 of the U.S. International Traffic in Arms Regulations (which we refer to as “ITAR”)). Such notification was submitted on January 16, 2023. The Merger is also subject to approval from the U.S. Federal Communications Commission (pursuant to the Communications Act) and the National Oceanic and Atmospheric Administration of the U.S. Department of Commerce (pursuant to the Land Remote Sensing Policy Act).
Other Regulatory Clearances
The Merger is also subject to receipt of pending regulatory approvals in certain other jurisdictions (unless excluded by waiver mutually agreed between the parties to the Merger Agreement) under their applicable regulatory laws as amended from time to time, in particular: Australia (pursuant to the Foreign Acquisitions and Takeovers Act of 1975, as amended); Brazil (pursuant to Law No. 12529 of 2011); Canada (pursuant to the Investment Canada Act, R.S.C. 1985, c.28 (1st Supp.), as amended); Germany (pursuant to the Act against Restraints of Competition); Saudi Arabia (pursuant to Royal decree No. M/75 of March 6, 2019); and the United Kingdom (pursuant to the National Security and Investment Act of 2021).
In each case, the Merger cannot be completed until the parties obtain clearance or approval to consummate the Merger or the applicable waiting periods have expired or been terminated. The parties have agreed to cooperate with each other and use their reasonable best efforts to make these filings as promptly as practicable. The relevant regulatory authorities could take such actions under the applicable regulatory laws as they deem necessary or desirable, including seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights.
Required Vote
The affirmative vote of the holders of a majority of the outstanding shares of Maxar common stock entitled to vote thereon is required for approval of the Merger Agreement Proposal.
Assuming a quorum is present, (a) a failure to be represented by proxy or attend the Special Meeting, (b) abstentions and (c) “broker non-votes” (if any) will each have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Shares of Maxar common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Maxar stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of Maxar common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting, and all of such shares will be voted as recommended by the Board of Directors.
The Board of Directors unanimously recommends that you vote “FOR” the Merger Agreement Proposal.

THE MERGER AGREEMENT
The following summarizes the provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this summary may not contain all of the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the Merger Agreement (a) were made only for purposes of the Merger Agreement and as of specific dates; (b) were made solely for the benefit of the parties to the Merger Agreement; and (c) may be subject to important qualifications, limitations and supplemental information agreed to by Maxar, Parent, Merger Sub and Preferred Equity Issuer in connection with negotiating the terms of the Merger Agreement. In addition, the representations and warranties have been included in the Merger Agreement for the purpose of allocating contractual risk between Maxar, Parent, Merger Sub and Preferred Equity Issuer rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Maxar stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Maxar, Parent, Merger Sub or Preferred Equity Issuer or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Maxar, Parent, Merger Sub and Preferred Equity Issuer, because the parties may take certain actions that are either expressly permitted in the confidential disclosure schedules to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Maxar, Parent, Merger Sub, Preferred Equity Issuer or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Maxar and our business.
Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws
The Merger Agreement provides that, in accordance with the DGCL and upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into Maxar, the separate existence of Merger Sub will cease and Maxar will be the Surviving Corporation. From and after the Effective Time, subject to the terms and conditions of the Merger Agreement and the DGCL, all the property, rights, powers, privileges, and franchises of Maxar and Merger Sub will be vested in the Surviving Corporation, and all of the debts, obligations, liabilities, restrictions and duties of Maxar and Merger Sub will become the debts, obligations, liabilities and duties of the Surviving Corporation.
Subject to applicable law, the directors of Merger Sub as of the Effective Time will be the initial directors of the Surviving Corporation and will hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. Subject to applicable law, the officers of Maxar as of the Effective Time will be the initial officers of the Surviving Corporation and hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. As of the Effective Time, the certificate of incorporation of Maxar will be amended to read in its entirety as the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time (except the name will be Maxar Technologies Inc. and the provisions relating to the incorporator will be omitted), and the bylaws of Maxar will be amended to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, in each case until thereafter changed or amended as provided therein or by applicable laws.

Closing and Effective Time
The Closing will take place at 10:00 a.m. New York City time on the date that is three business days after the date on which all conditions to Closing, which are described below in the section of this proxy statement entitled “— Conditions to the Closing of the Merger,” (other than the conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at or prior to the Closing), or such other date, time and place as Parent and Maxar may mutually agree in writing.
At the Closing, the parties will file a certificate of merger with respect to the Merger with the Secretary of State for the State of Delaware as provided under the DGCL. The time at which the Merger will become effective is herein referred to as the “Effective Time.”
Merger Consideration
Maxar Common Stock
At the Effective Time, by virtue of the Merger and without any action on the part of Maxar, Parent, Merger Sub, Preferred Equity Issuer or the holders of any securities of Maxar or Merger Sub, each share of Maxar common stock (other than the Unconverted Shares) issued and outstanding immediately prior to the Effective Time will be converted automatically into the right to receive the Merger Consideration of $53.00 in cash, without interest, subject to any required tax withholding.
Treatment of Maxar Equity Awards
Maxar SARs
Each Maxar SAR that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the total number of shares of Maxar common stock subject to such Maxar SAR as of immediately prior to the Effective Time and (2) the excess, if any, of the Merger Consideration over the applicable exercise price per share of Maxar common stock subject to such Maxar SAR as of the Effective Time.
Maxar PSU and RSUs
Each Maxar RSU, PSU and DSU that is outstanding as of immediately prior to the Effective Time, excluding any 2023 Employee RSUs, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the number of shares of Maxar common stock subject to the respective award as of immediately prior to the Effective Time and (2) the Merger Consideration. For purposes of clause (1) of the immediately preceding sentence, the number of shares of common stock subject to a Maxar PSU will equal (i) for a Maxar PSU granted in 2020, 175% of the target number of shares of Maxar common stock covered by such Maxar PSU, (ii) for a Maxar PSU granted in 2021, 176% of the target number of shares of Maxar common stock covered by such Maxar PSU, and (iii) for a Maxar PSU granted in 2022, 184% of the target number of shares of Maxar common stock covered by such Maxar PSU.
2023 Employee RSUs
For each 2023 Employee RSU, 33% of the number of shares covered by such 2023 Employee RSU that are outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) 33% of the number of shares of Maxar common stock subject to such 2023 Employee RSU as of immediately prior to the Effective Time and (2) the Merger Consideration, with such payment to be made no later than 10 business days following the Closing Date. The remaining portion of shares covered by such 2023 Employee RSU that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into the right to receive a cash payment equal to the product of (1) the remaining portion of shares of Maxar common stock subject to such 2023 Employee RSU as of immediately prior to the Effective Time and (2) the Merger Consideration, with such payment to be made in two substantially equal installments on each of January 1, 2024, and January 1, 2025, subject to the holder’s continued employment with

Maxar, the Surviving Corporation, or a subsidiary through the applicable payment date; provided that, if such holder experiences a termination of employment without cause or for good reason, any unpaid amount will be paid to the holder within 30 days of such termination.
Employee Stock Purchase Plan
No new offering period will commence following December 15, 2022 under the ESPP. The ESPP will terminate immediately prior to the Effective Time. With respect to any contributions accumulated under the ESPP pursuant to an offering period in effect as of December 15, 2022, participant’s options to purchase Maxar common stock will be exercised automatically on the earlier to the occur of (i) the last day of the offering period and (ii) three business days prior to the Effective Time, unless participant earlier withdraws from the offering period. Following December 15, 2022, individuals may not increase their contributions to the ESPP or make separate non-payroll contributions to the ESPP. Shares purchased under the ESPP that remain outstanding immediately prior to the Effective Time will be eligible to receive the Merger Consideration provided to holders of Maxar common stock.
Exchange and Payment Procedures
Prior to the Effective Time, Parent will enter into an agreement (in form and substance reasonably acceptable to Maxar) with a reputable bank or trust company reasonably acceptable to Maxar to act as paying agent in connection with the Merger (which we refer to as the “Paying Agent”). At or prior to the Effective Time, Parent will deposit (or cause to be deposited) with the Paying Agent, to be held in trust for the benefit of the holders of the shares of Maxar common stock (other than Unconverted Shares), cash in U.S. dollars in an amount sufficient to pay the aggregate Merger Consideration in exchange for all of the shares of Maxar common stock outstanding immediately prior to the Effective Time (other than the Unconverted Shares) (which we refer to as the “Payment Fund”). The Paying Agent will invest any cash included in the Payment Fund as directed by Parent, subject to certain limitations set forth in the Merger Agreement. If for any reason (including investment losses) at any time the cash in the Payment Fund is insufficient to make prompt payment and delivery of the aggregate Merger Consideration, Parent will promptly deposit cash into the Payment Fund in an amount which is equal to such deficiency. Any interest and other income resulting from such investments will be payable to the Surviving Corporation, as Parent directs.
Promptly after the Effective Time (and after receipt by the Paying Agent from Maxar’s transfer agent of all information reasonably necessary to enable the Paying Agent to effect the mailing, provided that Parent and the Surviving Corporation will use reasonable best efforts to obtain such information to enable such mailing to occur no later than the fifth business day following the Effective Time), Parent or the Surviving Corporation will cause the Paying Agent to mail to each holder of record of an outstanding certificate (which we refer to as a “Certificate”), if any, that immediately prior to the Effective Time represented outstanding shares of Maxar common stock, (i) a form of letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificates held by such person shall pass, only upon proper delivery of the Certificates to the Paying Agent) and (ii) instructions for use in effecting the surrender of such Certificate in exchange for the Merger Consideration payable with respect thereto. Upon surrender of a Certificate to the Paying Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each share of Maxar common stock formerly represented by such Certificate, and the Certificate so surrendered will be cancelled.
The Paying Agent will issue and deliver to each holder of uncertificated shares of Maxar common stock represented by book entry (which we refer to as “Book-Entry Shares”) not held, directly or indirectly, through The Depository Trust Company (which we refer to as “DTC”), if any, the Merger Consideration for each such Book-Entry Share, upon receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), and such Book-Entry Shares will then be cancelled. With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and Maxar will reasonably cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other reasonably necessary or desirable third-party intermediaries, to the extent practicable, to enable the Paying Agent to transmit to DTC or its nominees as promptly as practicable after the Effective

Time, upon surrender of shares of Maxar common stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, Maxar, the Paying Agent, DTC, DTC’s nominees and such other reasonably necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger.
If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate or Book-Entry Share is registered, it will be a condition of payment that such Certificate so surrendered be properly endorsed or otherwise in proper form for transfer or such Book-Entry Share will be properly transferred and that the person requesting such payment will have paid any transfer and other similar taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate or Book-Entry Share surrendered or will have established to the reasonable satisfaction of Parent and the Paying Agent that such tax either has been paid or is not applicable. If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Parent and the Paying Agent, of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such person of a bond in such amount as Parent or the Paying Agent may determine is reasonably necessary as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect thereof. Until surrendered as contemplated by the Merger Agreement, each Certificate and Book-Entry Share will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration payable in respect of shares of Maxar common stock theretofore represented by such Certificate or Book-Entry Shares, as applicable, without any interest thereon. No interest will be paid to or accrued for the benefit of holders of Certificates or Book-Entry Shares on the Merger Consideration payable in respect of such Certificates or Book-Entry Shares. All cash paid upon the surrender for exchange of Certificates or Book-Entry Shares in accordance with the terms of the Merger Agreement will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Maxar common stock formerly represented by such Certificates or Book-Entry Shares.
At any time following the first anniversary of the Effective Time, the Surviving Corporation will be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been made available to the Paying Agent and which have not been disbursed to holders of Certificates or Book-Entry Shares. Thereafter, such holders will be entitled to look to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar laws) with respect to the Merger Consideration payable upon due surrender of their Certificates or Book-Entry Shares.
Withholding
Each of the Paying Agent, Parent, Maxar and the Surviving Corporation will be entitled to deduct and withhold from any amounts otherwise payable pursuant to the Merger Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign tax law. To the extent that amounts are so deducted and withheld and properly remitted to the applicable governmental authority, such amounts will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made by the Paying Agent, Parent, Maxar or the Surviving Corporation, as the case may be.
Representations and Warranties
The Merger Agreement contains representations and warranties of Maxar, Parent, Merger Sub and, to a limited extent, Preferred Equity Issuer.
Some of the representations and warranties in the Merger Agreement made by Maxar are qualified as to materiality or “Company Material Adverse Effect.” For purposes of the Merger Agreement, “Company Material Adverse Effect” means any effect, change, claim, event or circumstance (each of which we refer to as an “Effect”) that is individually or in the aggregate with all other Effects, materially adverse to the business, financial condition or operations of Maxar and its subsidiaries, taken as a whole; provided that no Effect resulting or arising from any of the following matters, alone or in combination, will be deemed to constitute or be taken into account in determining whether there has occurred a Company Material Adverse Effect:
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changes or proposed changes in applicable laws (or the interpretation thereof);

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changes in the financial, securities, currency, capital, credit or commodities markets (including changes in the prices of commodities) or in general economic, political or regulatory conditions in any jurisdiction in which the Maxar or its subsidiaries operate;

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changes, developments or conditions generally affecting any industry in which Maxar and its subsidiaries operate or the industries to which Maxar and its subsidiaries sell their products, solutions and services;

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geopolitical conditions, acts of God, war, sabotage, terrorism or disasters (including hurricanes, tornadoes, floods, fires, explosions, earthquakes, weather-related events and other natural or man-made disasters or other force majeure events or occurrences), cyber-attacks, data breaches, armed hostilities, acts of insurrection, political unrest, riots or any escalation or worsening thereof;

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the geopolitical dispute between the Russian Federation and Ukraine and any evolution or worsening thereof;

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epidemics, pandemics or disease outbreaks (including COVID-19) or worsening thereof, or applicable laws (or the interpretation thereof) adopted in response thereto, including certain measures taken in connection with or in response to COVID-19;

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the announcement, pendency or consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents or the identity of Parent, the Sponsors, the Lender Parties, Preferred Equity Investor Parties or any of their respective affiliates, or any facts or circumstances relating to Parent, including the effect of any of the foregoing on the relationships, contractual or otherwise, of Maxar and its subsidiaries with clients, customers, resellers, employees (including the departure or termination of any officer, director, employee or independent contractor of Maxar or any of its subsidiaries), suppliers, vendors, service providers, counterparties or governmental authorities;

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Effects relating to or arising from WorldView Legion (as defined in the section of this proxy statement entitled “— The Board of Directors’ Recommendation; Change of Recommendation”), including any adverse Effect relating to or arising from the launch of any WorldView Legion satellite or the failure thereof or any damage to or the destruction of any satellite in connection therewith, any failure of any WorldView Legion satellite to deploy fully or any Effect relating to or arising from the post-launch functionality or performance of WorldView Legion, or the failure of WorldView Legion to perform as anticipated or at all (any such materially adverse Effect described in this clause we refer to as a “WorldView Legion Event”);

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any decline in the stock price of Maxar common stock or any failure to meet any internal or analysts’ projections, forecasts or predictions in respect of financial performance (it being understood that any underlying facts giving rise or contributing to such decline or failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect);

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any action taken (or omitted to be taken) by Parent, the Sponsors, the Lender Parties, Preferred Equity Investor Parties or any of their respective affiliates or at the request or with the consent of Parent, the Sponsors or any of their respective affiliates, in each case following December 15, 2022 or which action or omission is required by law;

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changes or proposed changes in GAAP (or the interpretation thereof); or

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any litigation relating to or resulting from the Merger Agreement or the Merger or other transactions contemplated by the Merger Agreement or related transaction documents;

except that, if any of the matters in the first through the fourth, the sixth or eleventh bullets above have disproportionate adverse impact on Maxar and its subsidiaries, taken as a whole, relative to other similarly situated companies in the industry or industries and in the geographic markets in which Maxar and its subsidiaries conduct their business after taking into account the size of Maxar relative to such other companies, then such matters, to the extent they are not excluded by the other exceptions, may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent (but only to the extent) of their disproportionate adverse impact.
In the Merger Agreement, Maxar has made representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence and good standing and authority and qualification to conduct business with respect to Maxar;

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Maxar’s corporate power and authority to enter into and perform the Merger Agreement;

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the corporate approvals necessary for the Merger to be consummated;

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the absence of, as a result of the performance of the Merger Agreement and consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents, (i) any violation or conflict with Maxar’s organizational documents; (ii) any contravention of, conflict with, violation of or breach of any applicable law; (iii) any default or resulting ability to cause termination, cancellation or acceleration under certain material contracts; or (iv) a resulting creation of a lien on any assets of Maxar or its subsidiaries; subject to certain exceptions set forth in the Merger Agreement;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and the Merger and other transactions contemplated by the Merger Agreement and related transaction documents and performance thereof;

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the capital structure of Maxar;

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the subsidiaries of Maxar;

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Maxar’s SEC filings;

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Maxar’s internal controls over financial reporting;

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Maxar’s disclosure controls and procedures;

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Maxar’s financial statements;

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related party transactions involving Maxar;

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Maxar’s compliance with listing requirements of the NYSE and the TSX;

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certain indebtedness of Maxar and its subsidiaries;

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the absence of specified undisclosed liabilities;

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since December 31, 2021 through December 15, 2022: (a) that the business of Maxar and its subsidiaries, taken as a whole, has been conducted in the ordinary course of business in all material respects, subject to certain exceptions set forth in the Merger Agreement, (b) the absence of the occurrence of a Company Material Adverse Effect and (c) that Maxar and its subsidiaries have not taken actions that would constitute breaches of certain provisions of the Merger Agreement if taken during the Pre-Closing Period without Parent’s consent;

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legal proceedings and orders;

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Maxar’s and its subsidiaries’ compliance with laws, including compliance with applicable anti-corruption, anti-money laundering laws, trade control laws, laws relating to employment, securities laws and applicable sanctions;

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Maxar’s and its subsidiaries’ possession of necessary permits;

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Maxar’s and its subsidiaries’ possession of marketable title to or leasehold interests in assets, personal property, fixtures, equipment and structures free of unpermitted liens;

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certain real property owned or leased by Maxar and its subsidiaries;

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matters relating to patents, trademarks, domain names, copyrights, trade secrets, software and other intellectual property, including data security and privacy;

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the existence and enforceability of specified categories of certain of Maxar’s and its subsidiaries’ material contracts, and the absence of any breach or default under the terms thereof or occurrence of an event that would constitute a default thereunder;

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compliance with the government contracts to which Maxar and its subsidiaries are party and the possession of the requisite security clearances and similar national security authorizations required to perform those government contracts;

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matters relating to Maxar’s satellites and earth stations and the possession of National Oceanic and Atmospheric Administration licenses and authorizations;

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the possessions of Federal Communications Commission and foreign communications licenses and authorizations;

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tax matters;

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employee and labor matters;

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employee benefit plans;

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environmental matters;

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insurance policies and programs;

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the inapplicability of anti-takeover statutes to the Merger Agreement, related transaction documents, the Merger or other transactions contemplated by the Merger Agreement or related transaction documents;

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the rendering of J.P. Morgan’s opinion to the Board of Directors;

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payment of fees to brokers in connection with the Merger or other transactions contemplated by the Merger Agreement or related transaction documents; and

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representations regarding the items disclosed in Maxar’s disclosure schedule.

In the Merger Agreement, Parent and Merger Sub (and, to a limited extent, Preferred Equity Issuer) have made representations and warranties to Maxar that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence, and good standing and authority with respect to Parent, Merger Sub and Preferred Equity Issuer;

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Parent’s and Merger Sub’s corporate power and authority to enter into and perform the Merger Agreement;

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the corporate approvals necessary for the Merger to be consummated;

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the adoption of the Merger Agreement by Parent as the sole stockholder of Merger Sub;

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the absence of, as a result of the performance of the Merger Agreement and consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents, (i) any violation or conflict with Parent’s or Merger Sub’s organizational documents; (ii) any contravention of, conflict with, violation of or breach of any applicable law; (iii) any default or resulting ability to cause termination, cancellation or acceleration under any contract to which Parent or Merger Sub are parties; or (iv) a resulting creation of a lien on any assets of Parent or Merger Sub; subject to certain exceptions set forth in the Merger Agreement;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and the Merger and other transactions contemplated by the Merger Agreement and related transaction documents and performance thereof;

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the capital structure of Merger Sub;

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the absence of ownership of common stock of Maxar by Parent or Merger Sub;

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delivery and enforceability of each of the Debt Commitment Letter, the Preferred Equity Commitment Letter and the Equity Commitment Letters in connection with the Merger Agreement;

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the commitments to provide financing to Parent, the availability of Parent’s financing and sufficiency of funds, taking into account available cash and cash equivalents (in each case, if any) of Maxar, to pay the amounts required under the Merger Agreement;

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the absence of contracts between Parent or Merger Sub or any of their affiliates, on the one hand, and any director, officer or affiliate of Maxar on the other, relating to the Merger Agreement or Maxar and its subsidiaries, businesses or operations from and after the Effective Time;

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the solvency of Parent and its subsidiaries following the Closing;

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legal proceedings and orders;

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the eligibility of Parent and Merger Sub to hold, perform, bid or participate in the award of contracts with governmental authorities; and

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payment of fees to brokers in connection with the Merger or other transactions contemplated by the Merger Agreement or related transaction documents.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.
Conduct of Business Pending the Merger
During the period commencing on the date of the Merger Agreement and ending as of the earlier of the Effective Time or the valid termination of the Merger Agreement pursuant to the Merger Agreement (which we refer to as the “Pre-Closing Period”), except (i) as set forth in the Maxar disclosure schedule, (ii) for any actions taken reasonably and in good faith in response to or as a result of COVID-19 or to comply with certain measures taken in connection with or in response to COVID-19, (iii) as otherwise required, contemplated or expressly permitted by the Merger Agreement, (iv) as may be required or requested by a governmental authority or required by applicable law or permits, (v) for any actions taken reasonably and in good faith in response to a WorldView Legion Event, provided that Maxar will provide prompt written notice of such WorldView Legion Event to Parent and will reasonably consult with Parent regarding such WorldView Legion Event and consider in good faith any suggestions Parent has with respect to actions or proposed actions to be taken in connection therewith prior to taking any such actions or (vi) as may be consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), Maxar will use reasonable best efforts to:
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conduct the businesses of Maxar and its subsidiaries in the ordinary course in all material respects;

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keep the physical assets and properties of Maxar and its subsidiaries intact;

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maintain in effect, in all material respects, (1) all licenses and authorizations held by Maxar or any of its subsidiaries and issued (a) by the FCC or (b) by any foreign licensing governmental authority that regulates communications by radio, television, wire, satellite or cable and Maxar’s NOAA Remote Sensing Space System licenses and authorizations and (2) all other (a) permits, licenses, certificates, franchises, permissions, variances, clearances, registrations, qualifications or authorizations issued, granted, given or otherwise made available by or under the authority of any governmental authority or pursuant to any law or (b) right under any contract with any governmental authority (which we refer to as “Permits”), except where the failure to maintain such other Permits in this clause (2) would not be material to Maxar and its subsidiaries, taken as a whole; and

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maintain satisfactory relationships with employees, customers, suppliers or other persons, in each case, having material business relationships with Maxar or its subsidiaries.

Except (i) as set forth in the Maxar disclosure schedule, (ii) for any actions taken reasonably and in good faith in response to or as a result of COVID-19 or to comply with certain measures taken in connection with or in response to COVID-19, (iii) as otherwise required, contemplated or expressly permitted by the

Merger Agreement, (iv) as may be required or requested by a governmental authority or required by applicable laws or Permits, (v) for any actions taken reasonably and in good faith in response to a WorldView Legion Event, provided that Maxar will provide prompt notice of such WorldView Legion Event to Parent and will reasonably consult with Parent regarding such WorldView Legion Event and consider in good faith any suggestions Parent has with respect to actions or proposed actions to be taken in connection therewith prior to taking any such actions or (vi) as may be consented to in writing by Parent (which consent shall not to be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, Maxar will not and will cause its subsidiaries not to:
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amend Maxar’s certificate of incorporation or bylaws (except for immaterial or ministerial amendments) or amend the charter, bylaws or organizational documents of Maxar’s subsidiaries except for any changes that would not be materially adverse to Parent;

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split, combine or reclassify any shares of capital stock, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of capital stock or other equity or voting interest other than any such transactions solely involving direct or indirect wholly owned subsidiaries of Maxar;

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declare, set aside or pay any dividend or other distribution, except for a regular quarterly dividend in accordance with Maxar’s dividend policy and not in excess of $0.01 per share per quarter, dividends paid by any direct or indirect wholly owned subsidiary of Maxar to Maxar or to any other wholly owned subsidiary of Maxar or pro rata dividends or distributions by a subsidiary other than a wholly owned subsidiary of Maxar to Maxar in the ordinary course of business;

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sell, issue, grant, transfer or authorize the sale, issuance, grant or transfer of: any shares of capital stock or other security of Maxar or its subsidiaries; any option, call, warrant or right to acquire any capital stock or other security of Maxar or any of its subsidiaries; or any instrument convertible into or exchangeable for any capital stock or other security of Maxar or any of its subsidiaries (except that Maxar may issue shares of common stock, (x) upon the exercise or settlement of Maxar equity awards, in accordance with their existing terms and (y) pursuant to the employee stock purchase plan);

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amend or waive any of its rights under, or accelerate the vesting under, any provision of any Maxar equity plan or any provision of any agreement evidencing any outstanding Maxar equity award, or otherwise modify any of the terms of any outstanding Maxar equity award, warrant or other security or any related contract, other than any acceleration of vesting that is contemplated in a Maxar equity plan;

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effect or become a party to any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction, except in each case for any transaction by, between or among Maxar and/or one or more wholly owned subsidiaries of Maxar and not adverse to Parent and its subsidiaries or the Surviving Corporation and its subsidiaries in any material respect;

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from the period beginning January 1, 2023, make any capital expenditure or series of related capital expenditures, other than (a) capital expenditures not in excess of $180 million per 12 months, (b) to the extent reasonably necessary to protect human health and safety, (c) any unbudgeted capital expenditures not to exceed $25 million per 12 months in the aggregate in connection with WorldView Legion and (d) any unbudgeted capital expenditures not to exceed $25 million per 12 months in the aggregate, without taking into account any amounts permitted by the foregoing clauses (a), (b) and (c) of this bullet;

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enter into certain material contracts other than in the ordinary course of business, or amend, terminate, or waive any material right or remedy under certain material contracts other than in the ordinary course of business (including ordinary course modifications, renewals, terminations, waivers or amendments of leases or subleases of leased real property) or enter into any contract within the Space Infrastructure segment of Maxar (whether or not in the ordinary course of business) that contemplates the payment or delivery of cash or other consideration by Maxar or its subsidiaries in an amount or having a value in excess of $100,000,000;

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acquire any other person or any material equity interest therein or enter into any joint venture, legal partnership, limited liability corporation or similar arrangement with any third person, if such acquisition or investment is in excess of $5,000,000 individually or $10,000,000 in the aggregate, other than pursuant to contracts in effect on the date of the Merger Agreement, transactions solely among Maxar and its wholly owned subsidiaries or among Maxar’s wholly owned subsidiaries or acquisitions of inventory or other goods in the ordinary course of business;

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lease, exclusively license, sell, abandon, transfer, assign, guarantee, or exchange any assets, tangible or intangible (including any material intellectual property), in each case in excess of $5,000,000 individually or $10,000,000 in the aggregate, other than the sale, lease or licensing of products or services of Maxar or its subsidiaries or other materials embodying intellectual property in the ordinary course of business, non-exclusive licenses of intellectual property granted in the ordinary course of business, sales of inventory, raw materials and other property or services in the ordinary course of business and sales of obsolete assets or transactions solely between Maxar entities;

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make any pledge of any material assets or permit any material assets to become subject to any liens, except for liens permitted under the Merger Agreement;

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incur or assume any Indebtedness (as defined in the Merger Agreement), except for certain intercompany Indebtedness, certain existing Indebtedness of Maxar and its subsidiaries (including Indebtedness incurred under the Credit Agreement or the Receivables Facility Agreement (as defined in the Merger Agreement)), obligations under letters of credit entered into in the ordinary course and consistent with past practice in an amount not to exceed $10 million in the aggregate outstanding at any time, capital lease agreements and guarantees entered into the ordinary course of business and consistent with past practice in an amount not to exceed $10 million in the aggregate outstanding at any time, and additional indebtedness entered into in the ordinary course of business in an amount not to exceed $20 million in aggregate principal amount outstanding at any time;

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make any loans or advances or capital contributions to, or investments in, any other person in excess of $10,000,000, except for extensions of credit to customers in the ordinary course of business and loans, advances or capital contributions to, or investments in, direct or indirect wholly owned subsidiaries of Maxar;

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establish, adopt, enter into or materially amend any Maxar benefit plan, pay or grant any bonus, incentive compensation (including equity-based compensation, whether payable in stock, cash or other property) or severance to, or increase the amount of wages, salary, commissions, bonuses, incentive compensation (including equity-based compensation, whether payable in stock, cash or other property), severance, fringe benefits or other compensation payable to, or adopt or agree to any change in control or retention arrangements with or for the benefit of, any service provider (except that Maxar: (A) may provide routine, reasonable base salary or base wage increases, not in excess of 3% per individual, in the ordinary course of business and in accordance with past practices in connection with Maxar’s customary annual employee review process; (B) may enter into offer letters with any newly hired employees (other than members of the Maxar executive leadership team) in the ordinary course of business and consistent with past practices) and (C) may take any action to the extent required by any Maxar benefit plan or collective bargaining agreement;

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hire any employee, promote any employee, or terminate any employee without cause, in each case that would be a member of the Maxar executive leadership team or senior vice president or above;

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announce, implement or effect any reduction-in-force, lay-off or other similar program of Maxar or its subsidiaries resulting in the termination of employees that would trigger the WARN Act;

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except as required by applicable laws or GAAP, make any material change in any financial accounting principles or practices;

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(a) make, change or rescind any material tax election (other than in the ordinary course of business); (b) change any annual tax accounting period or adopt or change any material method of tax accounting, in each case, relating to a material amount of tax; (c) enter into a closing agreement relating to any material amount of taxes, including pursuant to Section 7121 of the Code (or any similar provision of state, local or foreign tax law), except in connection with any settlement permitted pursuant to subclause (d); (d) settle or compromise any tax audit, claim or assessment by a governmental authority relating to a material amount of taxes for an amount materially in excess of the amount reserved with respect thereto; (e) file any material amended tax return; (f) surrender any claim for a refund of a material amount of taxes; or (g) give or request any extension or waiver of the limitation period applicable to any material tax claim or assessment (other than in the ordinary course of business) without promptly notifying Parent of such extension or waiver in writing;
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settle or compromise any legal proceeding (other than as specified in the Merger Agreement) other than for amounts that do not exceed $10,000,000 for individual settlements and $20,000,000 in the aggregate for all settlements during the Pre-Closing Period, settlements or compromises that would not reasonably be expected to involve any criminal liability or settlements or compromises that would not reasonably be expected to result in any non-monetary obligation that would be material to Maxar and its subsidiaries, taken as a whole;

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enter into any contract covering any service provider, or make any payment to any service provider, that, considered individually or considered collectively with any other such contracts or payments, will, or would reasonably be expected to, be characterized as a “parachute payment” within the meaning of Section 280G(b)(2) of the Code;

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except as required by existing Maxar benefit plans or by applicable laws, recognize any union or enter into, modify, amend, extend, renew, replace or terminate any collective bargaining or other contract with any labor organization;

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enter into a material new line of business or discontinue any material line of business;

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adopt or enter into a plan of complete or partial liquidation, dissolution, reclassification, recapitalization or other reorganization, except for any plan solely among or between Maxar and any of its wholly owned subsidiaries, or among or between any of Maxar’s wholly owned subsidiaries; or

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agree or commit to take any of the actions described in the foregoing.

Go-Shop Period
Commencing on December 15, 2022 and continuing until 11:59 p.m. New York City time on February 14, 2023 (which we refer to as the “No Shop Period Start Date” and which interim period of time we refer to as the “Go-Shop Period”), Maxar and its directors, officers, employees and other representatives have the right to (subject to compliance with the terms of the Merger Agreement), directly or indirectly:
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solicit, seek, initiate, propose, facilitate, induce or encourage any Acquisition Proposals (as defined in this section of this proxy statement) or any proposal, inquiry or offer that constitutes, or could lead to, result in or constitute an Acquisition Proposal;

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subject to the prior entry into, and solely pursuant to, an Acceptable Confidentiality Agreement (as defined in this section of this proxy statement), furnish to any Third Party (as defined in this section of this proxy statement) or its representatives any non-public information relating to Maxar and its subsidiaries and afford to such Third Party or its representatives access to non-public information related to the business, properties, personnel, assets, books, records and other non-public information of Maxar and its subsidiaries, in each such case with the intent to solicit, seek, initiate, propose, facilitate, induce or encourage any Acquisition Proposals or any proposal, inquiry or offer that constitutes, or could lead to, result in or constitute an Acquisition Proposal (provided that (i) Maxar must promptly (and in any event within 36 hours) provide to Parent and its representatives, or provide Parent and its representatives access to, any such non-public information concerning Maxar and its subsidiaries that is provided to any such Third Party or its representatives that was not previously made available to Parent or its representatives and (ii) Maxar and its subsidiaries may not, in connection with the actions permitted under this section of this proxy statement, provide (and may not permit any of their respective representatives to provide) any competitively sensitive non-public information to any Third Party who is believed by Maxar at the time of such disclosure to be a competitor of Maxar, except in accordance with customary “clean room” or other similar procedures); and

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otherwise cooperate with or assist any Acquisition Proposal or any proposal, inquiry or offer that constitutes, or could lead to, result in or constitute any Acquisition Proposal, including that Maxar may grant a waiver under any “standstill provision” or similar obligation of any Third Party with respect to Maxar or one of its subsidiaries to allow such Third Party to submit or amend an Acquisition Proposal on a confidential basis to the Board of Directors or any committee thereof.

“Acceptable Confidentiality Agreement” means a confidentiality agreement to which Maxar is a party that is no less favorable in all material respects, in the aggregate, to Maxar than that certain Confidentiality Agreement, dated as of October 19, 2022, between Advent International Corporation and Maxar (which we refer to as the “Confidentiality Agreement”) (provided that it may not restrict compliance by Maxar with the terms of the Merger Agreement and provided further that such confidentiality agreement need not contain any “standstill” or similar provisions). A (i) joinder to an Acceptable Confidentiality Agreement pursuant to which a third party agrees to be bound by the confidentiality and use provisions of an Acceptable Confidentiality Agreement and (ii) clean team agreement entered into with respect to the treatment of competitively sensitive information of Maxar would each be considered an Acceptable Confidentiality Agreement.
“Acquisition Proposal” means any bona fide offer or proposal made by a person or group (other than an offer or proposal made or submitted by Parent) providing for an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of transactions (other than the Merger and other transactions contemplated by the Merger Agreement and related transaction documents) providing for (a) any merger, exchange, consolidation, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, takeover offer, tender offer, exchange offer or other similar transaction: (i) in which Maxar or any of its Significant Subsidiaries is a constituent corporation and which would result in any person, including any “group” as defined in Section 13(d) of the Exchange Act, other than Parent or any of its affiliates or any “group” that includes Parent or any of its affiliates (which we refer to as a “Third Party”), beneficially owning 20% or more of any class of equity or voting securities of Maxar or any of its Significant Subsidiaries; (ii) in which a Third Party or “group” (as defined in the Exchange Act) of Third Parties directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of Maxar or any of its Significant Subsidiaries; or (iii) in which Maxar or any of its Significant Subsidiaries issues to a Third Party securities representing more than 20% of the outstanding securities of any class of voting securities of such entity or any of its Significant Subsidiaries; or (b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or assets to a Third Party that constitute or account for 20% or more of the consolidated net revenues or consolidated net income (measured based on the 12 months prior to the date of determination) or consolidated assets (measured based on the 12 months prior to the date of determination) of Maxar.
“Significant Subsidiary” with respect to an entity means any subsidiary of such entity that owns assets that constitute or account for 20% or more of the consolidated net revenues, consolidated net income or consolidated assets of such entity and all of its subsidiaries taken as a whole.
No Shop Period
During the period commencing on (i) (A) with respect to any Third Party who is an Excluded Party (as defined in this section of this proxy statement) as of the No Shop Period Start Date, the date on which such Third Party is no longer an Excluded Party, or (B) with respect to any other Third Party, the No Shop Period Start Date, and (ii) continuing until the earlier of the Effective Time or the valid termination of the Merger Agreement, Maxar has agreed to, and to cause its officers to, and to instruct and use reasonable efforts to cause its directors and other representatives to, promptly cease and cause to be terminated any solicitation, discussions or negotiations with any Third Party or its representatives with respect to any Acquisition Proposal or any other proposal, inquiry or offer that constitutes, or would reasonably be expected to lead to, result in or constitute an Acquisition Proposal and has agreed to promptly terminate all physical and electronic data room access previously granted to any such person, cease providing any further non-public information of Maxar or its subsidiaries to any such Third Party or its representatives and request the return or destruction of any non-public information of Maxar or its subsidiaries theretofore furnished to any such person with whom a confidentiality agreement with respect to an Acquisition Proposal or any other proposal, inquiry or offer that constitutes, or could reasonably be expected to lead to, result in or constitute an Acquisition Proposal was entered into at any time within the 12-month period immediately preceding the No Shop Period Start Date.
Other than with respect to a Third Party who is an Excluded Party on the No Shop Period Start Date (only until such time as such Excluded Party is no longer an Excluded Party), subject to the terms of the Merger Agreement, during the period commencing on the No Shop Period Start Date and continuing until the earlier of the Effective Time or the valid termination of the Merger Agreement, Maxar has agreed not to, and to cause its officers not to, and to instruct and use reasonable efforts to cause its directors and other representatives not to, directly or indirectly:
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solicit, seek, initiate, propose, knowingly facilitate or knowingly encourage any Acquisition Proposals or any proposal, inquiry or offer that constitutes, or could reasonably be expected to lead to, result in or constitute, an Acquisition Proposal;

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in furtherance of any Acquisition Proposal, or any proposal, inquiry or offer that could reasonably be expected to lead to, result in, or constitute an Acquisition Proposal, furnish to any Third Party or its representatives any non-public information relating to Maxar or its subsidiaries or afford to such person access to the business, properties, assets, books, records or other non-public information, or to the personnel of Maxar or its subsidiaries;

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enter into or participate in or otherwise engage in any discussions or negotiations with any Third Party or its representatives regarding any Acquisition Proposal or any other proposal, inquiry or offer that constitutes, or could reasonably be expected to lead to an Acquisition Proposal (it being understood that notifying such person of the terms and existence of the No Shop provision of the Merger Agreement would not be a breach);

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(A) adopt, approve, endorse or recommend any Acquisition Proposal or any proposal, inquiry or offer that constitutes, or could reasonably be expected to lead to an Acquisition Proposal or (B) approve any person or “group” (as defined in the Exchange Act) becoming an “interested stockholder” under Section 203 of the DGCL; and

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except for an Acceptable Confidentiality Agreement entered into in accordance with the terms of the Merger Agreement, enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or analogous agreement or contract constituting, or which provides for, is intended to provide for or would reasonably be expected to provide for, an Acquisition Proposal or Acquisition Transaction.

During the period commencing on the No Shop Period Start Date and continuing until the earlier of the Effective Time or the valid termination of the Merger Agreement, Maxar has agreed to enforce, and will not be permitted to waive, terminate, fail to enforce or otherwise modify any provision of any standstill, confidentiality or other similar agreement that prohibits or purports to prohibit a proposal being made to the Board of Directors (or any committee thereof), unless (x) the Board of Directors determines in good faith, after consultation with its outside counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable laws and (y) if such determination in clause (x) is made, Maxar provides notice to Parent of such determination within 24 hours. The receipt of an unsolicited proposal, inquiry or offer received pursuant to any standstill, confidentiality or other similar agreement that permits the submission of private or confidential proposals to the Board of Directors will not, by itself, violate, or be deemed to be in violation of, the preceding sentence.
At any time prior to the adoption of the Merger Agreement by Maxar stockholders, no provision of the Merger Agreement may prohibit Maxar from furnishing any information regarding, or affording any person access to the business, properties, assets, books or records of any of Maxar or its subsidiaries, or engaging in discussions and negotiations with any person in response to an unsolicited, bona fide, written Acquisition Proposal with respect to Maxar that is submitted to Maxar by such person after December 15, 2022 (and not withdrawn), if:

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neither Maxar nor any of its subsidiaries nor any officer, director or financial advisor of Maxar has materially breached any of the provisions set forth in the No Shop section of the Merger Agreement (it being understood that any action by Maxar or one of its subsidiaries or any officer, director or financial advisor of Maxar that would constitute a breach if taken by Maxar, will constitute a breach by Maxar);

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the Board of Directors concludes in good faith, after consultation with its independent financial advisor and outside legal counsel, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to or result in, a Superior Proposal (as defined in this section of this proxy statement);

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the Board of Directors concludes in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable laws;

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prior to furnishing any non-public information with respect to the business, properties, assets, books, records or other non-public information with respect to Maxar or its subsidiaries to such person, Maxar receives from such person an executed Acceptable Confidentiality Agreement; and

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no more than 24 hours after furnishing any such non-public information to such person, Maxar furnishes such non-public information to Parent (to the extent such non-public information has not been previously made available by Maxar to Parent).

Maxar has agreed to, during the period commencing on the No Shop Period Start Date and continuing until the earlier of the Effective Time or the valid termination of the Merger Agreement:
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promptly (and in any event within (A) 24 hours after the end of the No Shop Period Start Date with respect to previously received Acquisition Proposals or (B) 24 hours after receipt by Maxar of any Acquisition Proposal, as applicable) notify Parent of any Acquisition Proposal received by Maxar or one of its subsidiaries or their respective representatives, which notice must identify the material terms and conditions of the Acquisition Proposal and the identity of the Third Party making such Acquisition Proposal and include copies of all material documents and other material written materials (including any proposed contracts or proposal letters or other material written agreements) submitted with such Acquisition Proposal;

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within 24 hours of the written request of Parent (as to which email will suffice), and which written request may be made no more than once in any period of five consecutive business days, confirm to Parent (A) whether any Acquisition Proposal remains under discussion, negotiation or review by Maxar at such time and (B) whether there has been any material change to the financial terms of any such Acquisition Proposal (other than as previously disclosed); and

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promptly (and in any event within 24 hours of receipt) provide Parent with copies of all material documents and other material written materials (including any proposed contracts or proposal letters or other material written agreements) relating to any Acquisition Proposal received following the No Shop Period Start Date, including the material terms related to the financing of the Acquisition Proposal.

“Excluded Party” means any person or group of persons (a) from whom Maxar or any of its representatives receives an Acquisition Proposal during the Go-Shop Period; and (b) whose Acquisition Proposal the Board of Directors determines, during the Go-Shop Period, in good faith (after consultation with its independent financial advisor and outside legal counsel) constitutes or could reasonably be expected to lead to or result in, a Superior Proposal (provided that a person or persons will cease to be an Excluded Party, upon the earliest to occur of: (i) such time as the Acquisition Proposal made by such Third Party is withdrawn, cancelled, terminated or otherwise expires and (ii) the time the Board of Directors determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that such Acquisition Proposal could no longer reasonably be expected to lead to or result in, a Superior Proposal).
“Superior Proposal” means a bona fide written offer by a Third Party, made after the date of the Merger Agreement that: (a) did not result from a material breach of the No Shop section of the Merger Agreement; (b) is for at least 50% of the outstanding shares of Maxar stock or at least 50% of the consolidated assets of Maxar and its subsidiaries; and (c) is on terms and conditions that the Board of Directors, in its good faith judgment, after consulting with its independent financial advisor and outside legal counsel, determines to be more favorable from a financial point of view to Maxar and Maxar stockholders than the Merger, taking into account all relevant terms and conditions of such offer (including the certainty of the proposed financing sources (if financing is required), the certainty of value presented by the proposed transaction consideration, the regulatory approvals that would be required in connection with the consummation of such offer and the certainty that the transaction contemplated by such offer will be consummated in accordance with its terms).
The Board of Directors’ Recommendation; Change of Recommendation
As described in this proxy statement, and subject to the provisions described below, the Board of Directors has made the recommendation that the Maxar stockholders vote to adopt the Merger Agreement. The Merger Agreement provides that the Board of Directors will not effect an Adverse Recommendation Change (as defined below in this section of this proxy statement), except as described below.
The Board of Directors has agreed that, during the Pre-Closing Period, it will not:
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fail to make, withdraw, qualify, amend or modify (or publicly propose to fail to make, withdraw, qualify, amend or modify) in a manner adverse to Parent, the recommendation that Maxar stockholders vote to adopt the Merger Agreement (which we refer to as an “Adverse Recommendation Change”);

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adopt, approve, endorse or recommend (or propose publicly to adopt, endorse, approve or recommend) any Acquisition Proposal, or cause or permit Maxar or one of its subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or analogous agreement or contract which provides for, is intended to provide for or would reasonably be expected to provide for, directly or indirectly, an Acquisition Proposal or Acquisition Transaction (other than an Acceptable Confidentiality Agreement);

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following public disclosure of an Acquisition Proposal, fail to reaffirm the recommendation that Maxar stockholders vote to adopt the Merger Agreement within seven business days after Parent reasonably requests in writing that such recommendation or determination be reaffirmed or, if earlier, at least two business days prior to the Special Meeting, which request may be made only once with respect to any such Acquisition Proposal, except that Parent may make an additional request after any material change in the terms of such Acquisition Proposal;

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fail to include the recommendation that Maxar stockholders vote to adopt the Merger Agreement in the proxy statement; or

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fail to publicly announce, within 10 business days after an Acquisition Proposal in respect of an Acquisition Transaction structured as a tender offer or exchange offer relating to Maxar securities has been commenced, a statement disclosing that the Board of Directors recommends rejection of such tender or exchange offer.

At any time prior to obtaining the adoption of the Merger Agreement by the Maxar stockholders, the Board of Directors may effect an Adverse Recommendation Change, or, in certain specified circumstances, terminate the Merger Agreement, if:
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(A) Maxar has received an Acquisition Proposal from any Third Party that did not result from a material breach of the provisions described in the section of this proxy statement entitled “— No Shop Period”; (B) such Acquisition Proposal has not been withdrawn; (C) the Board of Directors determines in good faith, after consultation with an independent financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and that, in light of such Superior Proposal (and absent any further revisions to the terms and conditions of the Merger Agreement), the failure to make an Adverse Recommendation Change or terminate the Merger Agreement, as applicable, would be inconsistent with the directors’ fiduciary duties under applicable law (it being understood and agreed that such determination in and of itself will not be deemed an Adverse Recommendation Change); (D) Maxar provides to Parent written notice (which we refer to as a “Notice of Change”) to the effect that the Board of Directors has determined in good faith, after consultation with an independent financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and advises Parent that the Board of Directors intends to effect an Adverse Recommendation Change absent revisions to the terms and conditions of the Merger Agreement that would cause such Acquisition Proposal to cease to be a Superior Proposal (it being agreed that the provision of such Notice of Change will not constitute an Adverse Recommendation Change); (E) during the period from the time a Notice of Change is provided until 5:00 p.m., New York City time, on the fourth business day immediately following the day on which Maxar delivered such Notice of Change (which we refer to as the “Notice of Change Period”) (it being understood and agreed that each material revision, amendment, update or supplement to the terms and conditions of such Superior Proposal, including any revision in price or financing, in each case during such two business day period will be deemed to constitute a new Acquisition Proposal and will require a new written notice by Maxar to Parent in compliance with clause (E), except the Notice of Change Period will be the two business day period from the date of such notice), if requested by Parent, Maxar and its representatives engage in good faith negotiations with Parent and its representatives, the intent and purpose of which is to amend the Merger Agreement in such a manner that obviates the need for such Adverse Recommendation Change or the need to terminate the Merger Agreement, as applicable; (F) at the end of the Notice of Change Period, such Acquisition Proposal has not been withdrawn, and the Board of Directors reaffirms in good faith after consultation with its independent financial advisor and outside legal counsel that such Acquisition Proposal continues to constitute a Superior Proposal (taking into account any changes to the terms of the Merger Agreement proposed by Parent as a result of the negotiations required by clause (E) or otherwise) and (G) the Board of Directors determines in good faith, after having consulted with its independent financial advisor and outside legal counsel, that, in light of such Superior Proposal, the failure to make an Adverse Recommendation Change or terminate the Merger Agreement, as applicable, would be inconsistent with the directors’ fiduciary duties under applicable law; or
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in response to an Intervening Event (as defined in this section of this proxy statement), only if: (A) Maxar provides to Parent written notice, at least five business days prior to any meeting of the Board of Directors at which the Board of Directors will consider whether such Intervening Event requires the Board of Directors to take such action, specifying the date and time of such meeting and the reasons for holding such meeting, including a reasonably detailed description of facts relating to the underlying Intervening Event; (B) the Board of Directors determines in good faith, after consultation with an independent financial advisor and outside legal counsel, to effect an Adverse Recommendation Change absent any revision to the terms and conditions of the Merger Agreement; (C) following such meeting, Maxar provides to Parent written notice (which we refer to as a “Notice of Intervening Event”) to the effect that the Board of Directors has determined in good faith, after consultation with an independent financial advisor and outside legal counsel, that the Board of Directors proposes to effect an Adverse Recommendation Change absent any revision to the terms and conditions of the Merger Agreement; (D) during the period from the time a Notice of Intervening Event is provided until 5:00 p.m., New York City time, on the fourth business day immediately following the day on which Maxar delivered such Notice of Intervening Event (which we refer to as the “Notice of Intervening Event Period”) (it being understood and agreed that each material development with respect to an Intervening Event during such four business day period will require a new written notice by Maxar to Parent in compliance with clause (C), except the Notice of Intervening Event Period will be the three business day period from the date of such notice), if requested by Parent, Maxar and its representatives have engaged in good faith negotiations with Parent to amend the Merger Agreement in such a manner that obviates the need for such Adverse Recommendation Change; (E) the Board of Directors has considered in good faith any revisions to the terms of the Merger Agreement proposed by Parent as a result of the negotiations required by clause (D) or otherwise and (F) the Board of Directors determines in good faith (taking into account any changes to the terms of the Merger Agreement proposed by Parent as a result of the negotiations required by clause (D) or otherwise), after consultation with its independent financial advisor and outside legal counsel, that the failure to make such an Adverse Recommendation Change in response to such Intervening Event would be inconsistent with the directors’ fiduciary duties under applicable law.

Nothing in the Merger Agreement will prevent the Board of Directors from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 and Rule 14e-2 under the Exchange Act or (ii) making any “stop-look-and-listen” communication or similar communication of the type contemplated pursuant to Rule 14d-9 under the Exchange Act (provided that any such disclosure or communication in each of clause (i) or (ii) will be deemed to be an Adverse Recommendation Change if Maxar fails to expressly and publicly reaffirm the recommendation that Maxar stockholders adopt the Merger Agreement in such disclosure or communication).
“Intervening Event” means a material fact, event, change, development or set of circumstances that was not known or reasonably foreseeable to the Board of Directors as of the date of the Merger Agreement (or if known to the Board of Directors as of that date, the consequences of which were not known or reasonably foreseeable to the Board of Directors as of that date) and becomes known to the Board of Directors prior to the time the adoption of the Merger Agreement by the Maxar stockholders is obtained (provided that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (a) the receipt, existence of or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof; (b) changes in the market price or trading volume of the shares of Maxar common stock or the fact that Maxar meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period and (c) any material fact, event, change, development or set of circumstances relating to the fleet of six satellites operated by Maxar’s Earth Intelligence segment and referred to in Maxar’s SEC Documents as the “WorldView Legion satellites,” “WorldView Legion constellation” or “WorldView Legion” (which we refer to as “WorldView Legion”), including the launch, deployment and post-launch functionality and performance of WorldView Legion).
Employee Benefits
For one year following the Effective Time, Parent will provide or cause to be provided to each employee of Maxar and its subsidiaries who continues to be employed by Parent or any of its affiliates (which we refer to, each, as a “Continuing Employee”):
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an annual base salary or hourly wage rate no less favorable than the annual base salary or hourly wage rate provided to such Continuing Employee immediately prior to the Effective Time;

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target annual cash bonus opportunities that are no less favorable than the target cash annual incentive opportunities provided to such Continuing Employee as of immediately prior to the Effective Time; and

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severance benefits that are no less favorable than the severance benefits provided to each Continuing Employee immediately prior to the Effective Time.

Through the end of the calendar year following the first anniversary of the Closing Date, Parent will provide or cause to be provided to each Continuing Employee health, welfare and retirement benefits that are no less favorable on a benefit-by-benefit basis than such benefits provided to the Continuing Employee immediately prior to the Effective Time (excluding severance, defined benefit pension benefits, retiree welfare benefits, nonqualified deferred compensation benefits and change of control benefits).
Parent will (a) recognize each Continuing Employee’s service with Maxar and its subsidiaries and their respective predecessors prior to the Closing Date for all purposes under any applicable Parent employee benefit plan, subject to customary exclusions, (b) cause any preexisting condition limitations and eligibility waiting periods under any applicable Parent employee benefit plan providing health and welfare benefits to be waived with respect to the Continuing Employees and (c) give each Continuing Employee credit for the plan year in which such Continuing Employee is first eligible to participate in such Parent employee benefit plan towards applicable deductibles, coinsurance and maximum annual out-of-pocket expense requirements for any co-payments or deductibles incurred by the Continuing Employee.
Debt Financing and Preferred Equity Financing
Preferred Equity Issuer, Parent and Merger Sub have agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things proper, advisable or necessary to consummate and obtain the Financing by the Closing Date on the terms and subject only to the conditions described in the Financing Commitments (as such terms may be modified or adjusted in accordance with the terms of, and within the limits of, the “flex” provisions contained in the closing payments letter related Debt Financing by and among Parent and the Lender Parties (which we refer to as the “Debt Closing Payments Letter”) or on other terms acceptable to Parent that would not effect certain prohibited modifications, including using reasonable best efforts to timely enforce their rights under the Financing Commitments and, to the extent entered into prior to the Closing Date, the definitive contracts with respect to the Financing.
In the event (i) any portion of the Debt Financing or Preferred Equity Financing required to consummate the Merger and other transactions contemplated by the Merger Agreement and related transaction documents on the Closing Date becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable (in each case, as such terms may be modified or adjusted in accordance with the terms of, and within the limits of, the “flex” provisions contained in the Debt Closing Payments Letter), or (ii) the Debt Commitment Letter, the Preferred Equity Commitment Letter or, to the extent entered into prior to the Closing Date, any Definitive Agreement is withdrawn, repudiated, terminated or rescinded, in the case of each of clauses (i) or (ii), regardless of the reason therefor, such that the aggregate amount of the Financing would be less than the Required Financing Amount (as defined in the Merger Agreement), Parent and Preferred Equity Issuer, as applicable, have each agreed to use their reasonable best efforts to arrange and obtain, as promptly as practicable, financing from the same or alternative sources in the Required Financing Amount, the economic terms, negative covenants and financial covenants of which, taken as a whole, are no less favorable, in any material respect, to Preferred Equity Issuer or Parent, as applicable, than as set forth in the Preferred Equity Commitment Letter or the Debt Commitment Letter, as applicable, in effect as of the date of the Merger Agreement (assuming for such purposes that all “flex” provisions contained in the Debt Closing Payments Letter have been exercised), subject to certain exceptions set forth in the Merger Agreement.
Upon written request by Maxar, Parent has agreed to keep Maxar informed on a current basis in reasonable detail of the status of its and Preferred Equity Issuer’s efforts to obtain and consummate the Financing and any alternative financing described above (subject to certain limitations regarding privileged information). Additionally, Parent has agreed to give Maxar prompt written notice of (i) any actual or threatened breach by any party of any material term or condition of the Financing Commitments of which Parent, Preferred Equity Issuer or any of its affiliates becomes aware, (ii) any actual or threatened cancellation, termination or rescission of the Financing Commitments or (iii) any event, information, development or circumstance that would reasonably be expected to result in any condition precedent to the funding of the Financing on the Closing Date not being satisfied at the Closing Date.
In no event shall the receipt or availability of any funds or financing (including the Financing) by Preferred Equity Issuer, Parent, Merger Sub or any of their respective affiliates be a condition to any of Parent’s or Merger Sub’s obligations under the Merger Agreement.
Cooperation as to Debt Financing and Preferred Equity Financing
Subject to the last paragraph of this section of this proxy statement, Maxar has agreed to (a) provide Parent with certain specified financial information required in connection with the Debt Financing and (b) to the extent Parent may reasonably request, use its reasonable best efforts to, and use its reasonable best efforts to cause its officers, employees and advisors to use their reasonable best efforts to, provide to Parent such cooperation as is customary for financings of the type contemplated by the Debt Commitment Letter (and, solely with respect to clauses (iv)(B) and (vii) below, the Preferred Equity Commitment Letter), including using reasonable best efforts to:
(i)
assist with the negotiation, execution and delivery of definitive financing documents;

(ii)
make senior management of Maxar reasonably available for meetings, conference calls, due diligence sessions and sessions with ratings agencies;

(iii)
assist with the preparation of any confidential information memorandum or similar documents required in connection with the Debt Financing and furnish Parent with certain supplementary financial information;

(iv)
ensure that the chief financial officer or similar officer of Maxar executes (A) prior to the Closing, customary “authorization” letters in connection with bank information memoranda authorizing the distribution of information to prospective lenders and (B) at the Closing, a solvency certificate in the forms required by the Debt Commitment Letter and the Preferred Equity Commitment Letter;

(v)
facilitate the pledging of, and granting of security interests in, collateral and the perfection of the applicable security interests;

(vi)
ensure that the syndication efforts in respect of the Debt Financing benefit from the existing lending relationships of Maxar;

(vii)
furnish Parent, the Lender Parties and the Preferred Equity Investor Parties promptly, and in any event no later than four business days prior to the Closing Date, with all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations that has been reasonably requested by Parent at least nine business days prior to the Closing Date;

(viii)
cause the taking of corporate and other actions by Maxar that are reasonably necessary to permit the consummation of the Debt Financing on the Closing Date;

(ix)
consent to the reasonable use of the logos of Maxar in connection with the Debt Financing;

(x)
assist Parent in its obtaining corporate and facilities ratings in connection with the Debt Financing; and

(xi)
in connection with the marketing effort contemplated by the Debt Commitment Letter and upon reasonable request of the Parent, file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to Maxar or any of its subsidiaries or any of their respective securities which Parent reasonably determines (and Maxar does not reasonably object) to include in customary marketing materials for the Debt Financing (provided that Maxar will be afforded reasonably adequate time to review such request and shall be reasonably satisfied with such filing).

Notwithstanding the foregoing or anything to the contrary set forth in this section of this proxy statement, neither Maxar nor any of its subsidiaries will be required to provide cooperation or take any action pursuant to this section of the proxy statement:
(1)
to the extent it would, in Maxar’s reasonable judgment, materially interfere with the normal ongoing business or operations of Maxar or any of its subsidiaries;

(2)
that would reasonably be expected to cause any condition to Closing to fail to be satisfied;

(3)
that involves any actions that would reasonably be expected to conflict with, result in a violation or breach of, or default (with or without notice, lapse of time or both) under any applicable law, the Merger Agreement, their organizational documents or any material contract;

(4)
that would reasonably be expected to cause any director, officer or employee of Maxar or any of its subsidiaries or any of their respective affiliates to incur any personal liability;

(5)
that directly or indirectly requires Maxar or any of its subsidiaries to pay any commitment or other fee unless and until the Closing occurs;

(6)
other than with respect to the “authorization” letters contemplated in clause (iv)(A) of this section of this proxy statement and the Form 8-K contemplated by clause (xi) of this section of this proxy statement, that requires Maxar or any of its subsidiaries to have any liability or obligation under any loan agreement or any related document or any other contract or document related to the Debt Financing, unless and until the Closing occurs;

(7)
to the extent it would, in Maxar’s reasonable judgment, require it to prepare any financial statements or information that are not available to it and prepared in the ordinary course of its financial reporting practice;

(8)
that would reasonably be expected to cause any representation or warranty in the Merger Agreement to be breached by Maxar or any of its subsidiaries; or

(9)
that requires Maxar or any of its subsidiaries to execute or deliver any certificate, opinion, document, instrument or agreement, or agree to any change or modification of any existing certificate, opinion, document, instrument or agreement, in each case, prior to the Closing (other than the obligation to deliver the “authorization” letters contemplated in clause (iv)(A) of this section of this proxy statement and the Form 8-K contemplated by clause (xi) of this section of this proxy statement).

To the extent the Closing Date does not occur, Parent will indemnify and hold harmless Maxar and each of its subsidiaries, and their respective representatives and affiliates, from and against all Losses (as defined in the Merger Agreement) incurred by any of them in connection with Maxar’s compliance with the obligations contemplated in this section of this proxy statement or the section of this proxy statement entitled “— Cooperation as to Certain Indebtedness,” except to the extent such Losses arise out of or result from (A) any material inaccuracy in any information provided by or on behalf of Maxar or any of its subsidiaries or (B) the gross negligence, fraud or willful misconduct by Maxar or any of its affiliates. To the extent the Closing Date does not occur, Parent shall promptly and in no event later than within 10 days of Maxar’s written request therefor, reimburse Maxar and its subsidiaries for all reasonable and documented expenses incurred by any of them or their representatives in connection with fulfilling their respective obligations contemplated in this section of this proxy statement or the section of this proxy statement entitled “— Cooperation as to Certain Indebtedness” (including reasonable and documented out-of-pocket attorneys’ fees).
Cooperation as to Certain Indebtedness
Redemption of Notes
Upon request of the Parent, Maxar has agreed to issue a conditional notice of redemption in respect of all of the outstanding aggregate principal amount of the Notes in the manner and on the timeframes set forth in the applicable Indenture. Parent has agreed to fund or cause to be funded to, or as directed by, Maxar on or prior to the Closing Date an amount sufficient to satisfy in full all amounts due in connection with the redemption of or, in certain circumstances, the satisfaction and discharge of the Notes in accordance with the applicable Indenture.
To the extent Maxar delivers such conditional notice of redemption, Maxar has agreed to take such actions that are reasonably necessary to facilitate the redemption of each series of Notes or, in certain circumstances, effectuate the satisfaction and discharge the Notes, pursuant to the terms of the applicable Indenture. Subject to Parent’s satisfaction of its obligations set forth in this section, Maxar has agreed to redeem (or, in certain circumstances, satisfy and discharge) each series of Notes, and use its reasonable best efforts to deliver or cause to be delivered customary evidence of the release of the liens securing each such series of Notes.
Termination of Credit Agreement
Maxar has agreed to, prior to the Closing, (A) deliver (or cause to be delivered) notices of prepayment or termination of the “Credit Agreement (which notices may be conditioned upon the consummation of the Closing) and (B) take all other actions reasonably required to facilitate the termination of the commitments thereunder and the release of any liens and termination of all guarantees granted in connection therewith, in each case on the Closing Date, subject to the payment by Parent of the total payment required to be made to repay in full all obligations thereunder (including interest, premiums, penalties, make-whole payments, breakage costs and other fees and expenses (if any) that are required to be paid by Maxar or any of its subsidiaries as a result of such repayment on the Closing Date) (which we refer to as the “Payoff Amount”). Additionally, Maxar has agreed to, at least one business day prior to the Closing Date, deliver or cause to be delivered to Parent in escrow (subject to release on the Closing Date) a customary payoff letter. Upon the Closing, Parent shall pay or cause to be paid on behalf of Maxar and its subsidiaries, by wire transfer of immediately available funds, the Payoff Amount pursuant to the instructions contained in such payoff letter.

This section of this proxy statement is subject to the last paragraph of the section of this proxy statement entitled “— Cooperation as to Debt Financing and Preferred Equity Financing.”
Indemnification and Insurance
From and after the Effective Time, Parent will, and will cause the Surviving Corporation and its subsidiaries to, indemnify and hold harmless each current or former director, officer or employee of Maxar and its subsidiaries, and each person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of or for the benefit of Maxar or any of its subsidiaries, in each case, prior to the Effective Time (which we refer to as the “Indemnified Parties”) to the fullest extent permitted under applicable laws, against any costs or expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by law), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened legal proceeding, incurred in connection with, arising out of or otherwise related to any actual or threatened legal proceeding, in connection with, arising out of or otherwise related to matters existing or occurring or alleged to have occurred whether prior to, at or after the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request of or for the benefit of Maxar). In the event of any such actual or threatened legal proceeding, Parent and the Surviving Corporation will reasonably cooperate with the Indemnified Party in the defense of any such actual or threatened legal proceeding.
In addition, prior to the Effective Time, Maxar will, and if Maxar is unable to, Parent will cause the Surviving Corporation to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of Maxar’s existing directors’ and officers’ liability insurance, and (ii) Maxar’s existing fiduciary liability insurance policies (which we refer to collectively as the “D&O Policy”), in each case, for any claims reporting or discovery period in the period six years from and after the Effective Time with respect to any claim related to matters existing or occurring at or prior to the Effective Time from Maxar’s D&O Policy carrier as of December 15, 2022 or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions with respect to coverage, retention and amounts no less favorable in the aggregate than the D&O Policy; provided that in no event may the premium amount for such policies exceed the amount that is 450% of the annual premium Maxar paid for the D&O Policy in its last full fiscal year. If Maxar for any reason fails to obtain or Parent for any reason fails to cause to be obtained such “tail” insurance policies as of the Effective Time, for a period of six years following the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to be maintained in effect the D&O Policy covering claims arising from facts or events that occurred at or prior to the Effective Time to the extent that such claims are of the type covered by the D&O Policy (including for acts or omissions occurring in connection with the Merger Agreement and the consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents to the extent that such acts or omissions are covered by the D&O Policy) and covering each Indemnified Party who is covered as of the Effective Time by the D&O Policy, in any case on terms with respect to coverage, retention and amounts that are no less favorable in the aggregate than those terms in effect on December 15, 2022; provided that in no event will Parent or the Surviving Corporation be required to expend in any one year an amount in excess of 300% of the larger of the current annual premium paid by Maxar (which larger such amount we refer to as the “Maximum Annual Premium”); and provided further that if the annual premium of such insurance coverage exceeds the Maximum Annual Premium, Parent and the Surviving Corporation will be obligated to obtain a policy with the greatest comparable coverage available for a cost not exceeding the Maximum Annual Premium.
Parent and Merger Sub have agreed that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the Indemnified Parties as provided in the relevant applicable organizational documents of Maxar or any of its subsidiaries or in any agreement will survive the consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents and will continue in full force and effect. For the period six years from and after the Effective Time, Parent and the Surviving Corporation will maintain in effect the exculpation, indemnification and advancement of expenses provisions of Maxar’s and any of its subsidiaries’ organizational documents in effect immediately prior to the Effective Time, and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Parties; provided, however, that all rights to indemnification in respect of any legal proceeding pending or asserted or any claim made within such period will continue until the disposition of such legal proceeding or resolution of such claim.
The obligations under this section of this proxy statement may not be terminated, amended or otherwise modified without the prior written consent of such affected Indemnified Party or other person who is a beneficiary under the D&O Policy or the “tail” policy (and, after the death of any of the foregoing persons, such person’s heirs and representatives).
Special Meeting
Maxar has agreed, commencing upon the initial submission to the SEC of this preliminary proxy statement, to reasonably promptly following any request by Parent (but in any event not more than once in any 10 business day period) run a broker search for a deemed record date of 20 business days after the date of such search. Promptly following the earlier of (a) in the event this preliminary proxy statement is not reviewed by the staff of the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act and (b) in the event this preliminary proxy statement is reviewed by the staff of the SEC, receipt of oral or written notification of the completion of the review by the staff of the SEC (the earlier of which we refer to as the “Proxy Clearance Date”) (provided that if the Proxy Clearance Date occurs prior to the No Shop Period Start Date, then the following actions in clauses (i) and (ii) must be taken one business day following the No Shop Period Start Date and clause (iii) must commence upon the filing of the definitive proxy statement), Maxar has agreed to (i) by resolutions of the Board of Directors, establish the earliest practicable record date for the Special Meeting, (ii) by resolutions of the Board of Directors, establish the earliest practicable date for the Special Meeting in accordance with Maxar’s organizational documents and (iii) solicit proxies to obtain the adoption of the Merger Agreement by Maxar stockholders at the Special Meeting. In connection therewith, Maxar has agreed that the Board of Directors will call, give notice of, convene and hold the Special Meeting within 30 business days after the definitive proxy statement is mailed to Maxar stockholders (provided that Maxar may adjourn or postpone, after consultation with Parent, and if requested by Parent in writing, must adjourn or postpone, the Special Meeting in compliance with applicable laws if (1) there are holders of an insufficient number of shares of Maxar common stock present or represented by proxy at the Special Meeting to constitute a quorum at such meeting (in which case Maxar will, and will cause its proxy solicitor to use reasonable best efforts to, solicit as promptly as practicable the presence, in person or by proxy, of a quorum), but only until there are a sufficient number of shares of Maxar common stock present or represented by proxy at the Special Meeting to obtain such a quorum, (2) on a date for which the Special Meeting is scheduled, Maxar has not received proxies representing a sufficient number of shares of Maxar common stock to obtain the adoption of the Merger Agreement by the Maxar stockholders, in order to solicit additional proxies from stockholders for the purpose of obtaining the adoption of the Merger Agreement by Maxar stockholders, but only until there are a sufficient number of shares of Maxar common stock present or represented by proxy at the Special Meeting to obtain such adoption or (3) to the extent necessary to ensure that any supplement or amendment to the proxy statement that is required by applicable laws is disclosed to Maxar stockholders) (provided further that (A) with respect to an adjournment or postponement in the case of clauses (1) and (2), Maxar will not change the record date for the Special Meeting without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed), (B) with respect to an adjournment or postponement in the case of clauses (1) and (2), Maxar will not adjourn the meeting to a date that is more than 15 business days after the date for which the Special Meeting was originally scheduled without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed) and (C) Maxar may postpone or adjourn the Special Meeting with Parent’s prior written consent). In the event Maxar postpones or adjourns the Special Meeting pursuant to the foregoing sentence, Maxar has agreed to use its reasonable best efforts to reconvene and hold a Special Meeting as promptly as reasonably practicable.
Subject to any Adverse Recommendation Change (as defined in the section of this proxy statement entitled “— The Board of Directors’ Recommendation; Change of Recommendation”), Maxar has agreed to (a) recommend that Maxar stockholders adopt the Merger Agreement at the Special Meeting and (b) use its reasonable best efforts to obtain the adoption of the Merger Agreement by Maxar stockholders, including soliciting proxies for that purpose. Notwithstanding any Adverse Recommendation Change, unless earlier terminated in accordance with its terms, Maxar has agreed to submit the Merger Agreement to Maxar stockholders at the Special Meeting for the purpose of voting on the adoption of the Merger Agreement.
See the section of this proxy statement entitled “— The Board of Directors’ Recommendation; Change of Recommendation” for related information regarding the Board of Directors’ responsibilities with regard to recommending the adoption of the Merger Agreement to Maxar stockholders.
Transaction Litigation
In the event any stockholder litigation related to the Merger Agreement or the transactions contemplated thereby or by related transaction documents is brought against Maxar or any indemnified party (which we refer to as “Stockholder Litigation”), each of Parent and Maxar have agreed to give the other party a reasonable opportunity to participate in the defense or settlement of such Stockholder Litigation, and that no such settlement of Stockholder Litigation will be agreed to, without the prior written consent of the other party, which consent will not be unreasonably withheld, conditioned or delayed. Each of Parent and Maxar has agreed to cooperate, and to use reasonable best efforts to cause its representatives to cooperate, in the defense against such claim or legal proceeding (provided that Maxar will in any event control such defense or settlement and that the disclosure of information to Parent in connection therewith will be subject to applicable restrictions identified in the Merger Agreement) (provided further that Maxar may not settle Stockholder Litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed, if, in connection with such settlement, (a) no equitable or injunctive relief is granted as part of such settlement and (b) to the extent such parties are named in such litigation, such settlement includes an express, complete and unconditional release of Parent and its directors, officers, employees and agents with respect to all claims asserted in such litigation to the extent applicable)).
Regulatory Approvals and Related Matters
Subject to the terms and conditions of the Merger Agreement, each of Parent and Maxar has agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement and related transaction documents as promptly as practicable following December 15, 2022, including (provided that in no event will Parent, Merger Sub or Maxar be required to waive any right or condition set forth in the Merger Agreement or any related transaction document):
•
preparing and filing as promptly as practicable after the date of the Merger Agreement with any governmental authority all documentation to effect all necessary filings, notices, petitions, statements, registrations and submissions, in each case, as required to obtain all required consents and expirations or terminations of waiting periods (as applicable) with respect to certain required regulatory filings (which we refer to as “Required Regulatory Approvals”);

•
obtaining and maintaining all Required Regulatory Approvals and other approvals, consents, ratifications, permissions, waivers, authorizations (including any Permits) and other confirmations required to be obtained from any governmental authority that are necessary to consummate the Merger and other transactions contemplated by the Merger Agreement and related transaction documents;

•
executing and delivering any additional instruments necessary to consummate the Merger and other transactions contemplated by the Merger Agreement and related transaction documents; and

•
defending through litigation on the merits any legal proceeding, whether judicial or administrative, by any person in order to avoid entry of, or to have vacated or terminated, any temporary restraining order, preliminary or permanent injunction or other order, writ, injunction, judgment or decree preventing the consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents prior to the End Date.

Specifically, in furtherance of and without limiting the generality of the above, Parent and Maxar have agreed promptly after the date of the Merger Agreement to (provided that Parent will cause any subsidiary, affiliate or stockholder or other indirect equity holder of Parent to take any and all actions necessary for Parent and Maxar to fulfill their obligations under this provision):
•
prepare and file the notifications required under any applicable law in connection with the Merger and other transactions contemplated by the Merger Agreement and related transaction documents that is designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade and to file the notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder within 10 business days;

•
submit to DDTC within 30 calendar days of the date of the Merger Agreement any notifications regarding the Merger and other transactions contemplated by the Merger Agreement and related transaction documents required pursuant to Section 122.4 of the ITAR;

•
prepare and file a draft joint voluntary notice and all accompanying materials with respect to the Merger and other transactions contemplated by the Merger Agreement and related transaction documents prepared by the parties and submitted to CFIUS in accordance with the requirements of Section 721 of the Defense Production Act of 1950 (which we refer to as the “CFIUS Notice”), and, after receipt of confirmation reasonably acceptable to both Parent and Maxar that CFIUS has no further comments or inquiries related to the draft CFIUS Notice, Parent and Maxar have agreed to, as promptly as practicable after such receipt, submit the final CFIUS Notice;

•
prepare and submit to DCSA or, to the extent applicable, any other agency of the U.S. government, notification of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents pursuant to the National Industrial Security Program Operating Manual, as codified at 32 C.F.R. Part 117 (which we refer to as the “NISPOM Rule”);

•
make any filing or notice as known by the parties to be required to be made by Maxar under (i) the Land Remote Sensing Policy Act of 1992, as amended, together with all regulations promulgated thereunder, and the implementing rules and regulations of the National Oceanic and Atmospheric Administration (which we refer to as the “Land Remote Sensing Policy Act”); (ii) the Communications Act of 1934, as amended, and the implementing rules and regulations of the Federal Communications Commission; or (iii) the law of any foreign governmental authority that regulates communications by radio, television, wire, satellite or cable ((ii) and (iii) collectively, which we refer to as “Communications Laws”);

•
prepare and file the notifications required, agreed to be appropriate or requested under all applicable laws (other than antitrust laws) that are designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in or control over domestic equities, entities, assets, land or other holdings for reasons that might harm national security or other public policy (which we refer to as “Foreign Investment Laws”);

•
make each other appropriate filing required to obtain any other Required Regulatory Approvals;

•
comply with any request under any of the applicable laws for additional information, documents or other materials received by each of them or any of their respective subsidiaries or affiliates from any governmental authority in respect of such filings or such requests, and in any event no later than required by such governmental authority; and

•
cooperate with each other in connection with any such filing (including, to the extent permitted by applicable laws, providing copies of all such documents to the non-filing parties prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith), and in connection with resolving any investigation or other inquiry of any governmental authority under any of the applicable laws with respect to any such filing or any such investigation or inquiry, including, subject to the confidentiality provisions of the Confidentiality Agreement, and except where prohibited by applicable law, promptly supplying each other with any information which may be required by a governmental authority and required by applicable law in order to effectuate any filings (including applications) pursuant to (and to otherwise comply with its obligations set forth in) the first paragraph of this section of this proxy statement.

Parent has agreed to pay all filing fees payable in connection with the filings, notices, petitions, statements, registrations or submissions contemplated by this paragraph.
Each of Parent and Maxar has agreed to promptly provide notice to the other with respect to:
•
the receipt of any substantive communication from or with any governmental authority in connection with the Merger Agreement or the Merger or other transactions contemplated by the Merger Agreement or related transaction documents;

•
the receipt of knowledge of the commencement of any legal proceeding by or before any governmental authority with respect to the Merger or other transactions contemplated by the Merger Agreement or related transaction documents, and has agreed to keep the other party reasonably informed as to the status of any such legal proceeding or threat;

•
the receipt of any request by any official of any governmental authority for any amendment or supplement to any filing made pursuant to the Merger Agreement or any information required to comply with any applicable laws with respect to the Merger or other transactions contemplated by the Merger Agreement or related transaction documents; and

•
any event that occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to the first paragraph of this section of this proxy statement, and has agreed to cooperate in filing with the applicable governmental authority such amendment or supplement.

Parent and Maxar have agreed to work cooperatively in connection with obtaining any actions or approvals, consents, ratifications, permissions, waivers or authorizations (including any Permits) of any governmental authority with respect to the Merger and other transactions contemplated by the Merger Agreement and related transaction documents, and specifically have agreed to:
•
consult with the other in good faith and consider the other’s views in good faith prior to taking a position with respect to or submitting any filing with any governmental authority;

•
permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions and proposals before making or submitting any of the foregoing to any governmental authority by or on behalf of any party in connection with any legal proceeding related solely to the Merger Agreement or the Merger or other transactions contemplated by the Merger Agreement or related transaction documents (including any such legal proceeding relating to any antitrust laws);

•
coordinate with the other in preparing and exchanging such information;

•
promptly provide the other parties and their counsel with copies of all filings, notices, analyses, presentations, memoranda, briefs, white papers, opinions, proposals and other submissions (and a summary of any oral presentations) made or submitted by such party with or to any governmental authority related solely to the Merger Agreement or the Merger or other transactions contemplated by the Merger Agreement or related transaction documents;

•
not participate in any substantive meeting, teleconference or other communication with any governmental authority regarding the Merger Agreement or the Merger or other transactions contemplated by the Merger Agreement or related transaction documents unless it, to the extent permitted by such governmental authority, gives the other the opportunity to attend and participate;

•
jointly devise and implement the strategy of the parties with respect to seeking any actions or approvals, consents, ratifications, permissions, waivers or authorizations (including any Permits) of any governmental authority pursuant or in relation to the Land Remote Sensing Policy Act, Communications Laws, CFIUS laws, the NISPOM Rule and any Foreign Investment Law, including without limitation, taking into consideration such actions that seek to have the least impact on Maxar and Parent; and

•
grant Parent principal responsibility, in consultation with Maxar and subject to the other provisions of this section of this proxy statement, to devise and implement the strategy of the parties with respect to seeking any actions or approvals, consents, ratifications, permissions, waivers or authorizations (including any Permits) of any governmental authority pursuant to any antitrust law.
With respect to approvals by CFIUS, DCSA and under any Foreign Investment Law, the parties have agreed that the reasonable best efforts referred to in the first paragraph of this section of this proxy statement will include Parent taking, and causing any subsidiary, affiliate or stockholder or other indirect equity holder of Parent to take, all actions necessary to satisfy, as promptly as practicable, all conditions, undertakings and requirements as may be necessary or appropriate to obtain expeditiously all such approvals, consents, ratifications, permissions, waivers or authorizations (including any Permits), and to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to avoid or eliminate each and every impediment asserted by CFIUS or DCSA or under any Foreign Investment Law, including agreeing to any conditions sought or imposed by CFIUS or DCSA or under the Foreign Investment Laws, in any event, to permit the Closing by the End Date (provided that Parent and Maxar will not be required to take or agree to take any action that is not conditioned upon consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents).
With respect to all other required approvals, consents, ratifications, permissions, waivers or authorizations (including any Permits) from governmental authorities, including the Required Regulatory Approvals (excluding approvals by CFIUS or DCSA or under any Foreign Investment Laws, which are subject to the paragraph above), the parties have agreed that the reasonable best efforts referred to in the first paragraph of this section of this proxy statement will include Parent and Maxar taking all actions necessary to satisfy, as promptly as practicable, all conditions, undertakings and requirements as may be necessary or appropriate to obtain expeditiously all such approvals, consents, ratifications, permissions, waivers or authorizations (including any Permits) from governmental authorities, and to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to avoid or eliminate each and every impediment asserted in connection with any such approvals, consents, ratifications, permissions, waivers or authorizations (including any Permits) or Required Regulatory Approval, in any event and in each case, to permit the Closing to occur by the End Date, including:
•
Parent and Maxar disposing of, transferring or exclusively licensing, or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to dispose of, transfer or exclusively license, any assets, businesses or product lines of either Parent or Maxar to any person (other than Parent or Maxar), or Parent or Maxar committing to (or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to commit to) dispose of, transfer or exclusively license any assets, businesses or product lines of either Parent or Maxar to any person (other than Parent or Maxar);

•
Parent and Maxar discontinuing or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to discontinue, or committing to (or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to commit to) discontinue, offering any product or services;

•
Parent and Maxar licensing or otherwise making available, or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to license or otherwise make available, to any person (other than Parent or Maxar) any intellectual property, or committing to (or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to commit to) license or otherwise make available to any person (other than Parent or Maxar) any intellectual property;

•
Parent and Maxar holding separate or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to hold separate any assets, businesses or operations (either before or after the Effective Time), or committing to (or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to commit to) hold separate any assets, businesses or operations; or

•
Parent and Maxar making or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to make any commitment, or committing to (or causing any of their respective subsidiaries, including Maxar and its subsidiaries, to commit to) make any commitment (to any governmental authority or otherwise) regarding their future operations or the future operations of their respective subsidiaries, including Maxar and its subsidiaries;

provided that:
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Maxar will not, and will cause its subsidiaries not to, take or agree to take any of the actions in the five bullets above without the prior written consent of Parent;

•
neither Parent nor Maxar will be required to take or agree to take any action that is not conditioned upon consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents; and

•
the obligations of Parent under this paragraph apply only with respect to Parent and its subsidiaries and not to any affiliate or stockholder or other indirect equity holder of Parent (including Preferred Equity Issuer and the Preferred Equity Investor Parties).

Other Covenants
The Merger Agreement contains other covenants relating to publicity, stock exchange delisting and deregistration, director resignations, access to information, seeking third party consents and matters related to Section 16 of the Exchange Act.
Conditions to the Closing of the Merger
The obligations of each party to effect or otherwise consummate (or cause the consummation of) the Merger and other transactions contemplated by the Merger Agreement and related transaction documents are subject to the satisfaction or (to the extent permitted by applicable laws) waiver in writing, at or prior to the Closing, of each of the following conditions:
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the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Maxar common stock;

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(a) the expiration or termination of the waiting period applicable to the consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents under the HSR Act; (b) the obtainment of the CFIUS Approval; (c) the obtainment of the DCSA Approval; (d) at least 60 days have elapsed since Maxar submitted the notification to DDTC pursuant to Section 122.4(b) of the ITAR; and (e) the obtainment of all required consents and expirations or terminations of waiting periods (as applicable) with respect to certain other required regulatory filings; and

•
the absence of any temporary restraining order, preliminary or permanent injunction or other order, writ, injunction, judgment or decree preventing the consummation of the Merger and other transactions contemplated by the Merger Agreement and related transaction documents issued by any court of competent jurisdiction or other governmental authority that remains in effect; and the absence of any statute, rule, regulation or other order, writ, injunction, judgment or decree enacted, entered, enforced or deemed applicable to the Merger that makes consummation of the Merger illegal.

In addition, the obligations of Parent and Merger Sub to effect or otherwise consummate (or cause the consummation of) the Merger and other transactions contemplated by the Merger Agreement and related transaction documents are subject to the satisfaction or (to the extent permitted by applicable laws) waiver in writing by Parent and Merger Sub, at or prior to the Closing, of each of the following additional conditions:
•
the representations and warranties of Maxar relating to the due organization, valid existence and good standing of Maxar, the corporate authority of Maxar and specific authority to execute and deliver the Merger Agreement, the required steps for adoption of the Merger Agreement, certain aspects of Maxar’s capital structure and broker fees owed by Maxar being accurate in all material respects as of December 15, 2022, and as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which must have been accurate in all material respects as of such date);

•
the representations and warranties of Maxar relating to the absence of a Company Material Adverse Effect between December 31, 2021 and December 15, 2022 being accurate in all respects as of December 15, 2022;

•
the representations and warranties of Maxar relating to certain aspects of Maxar’s capitalization being accurate in all respects as of December 15, 2022, and as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific date, which must have been accurate in all respects as of such date), except for inaccuracies in such representations and warranties that are de minimis relative to the total fully-diluted equity capitalization of Maxar;

•
the other representations and warranties of Maxar, without giving effect to any materiality qualifications set forth therein, being accurate in all respects as of December 15, 2022, and as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which must have been accurate in all respects as of such date), except where such inaccuracies, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect;

•
Maxar having complied with and performed, in all material respects, each of the covenants and obligations required by the Merger Agreement to be complied with or performed at or prior to the Closing;

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since December 15, 2022, the absence of a Company Material Adverse Effect that is continuing, and no effect having occurred or existing that, in combination with any other effects in existence, would reasonably be expected to have or result in a Company Material Adverse Effect; and

•
the receipt by Parent of a certificate of Maxar, executed by the chief executive officer and chief financial officer of Maxar, confirming that the conditions described in the preceding six bullets have been satisfied.

In addition, the obligations of Maxar to effect or otherwise consummate (or cause the consummation of) the Merger and other transactions contemplated by the Merger Agreement and related transaction documents are subject to the satisfaction or (to the extent permitted by applicable law) waiver in writing by Maxar, at or prior to the Closing, of each of the following additional conditions:
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the representations and warranties of Parent relating to the due organization, valid existence and good standing of Parent, Merger Sub and Preferred Equity Issuer, the corporate authority of Parent and Merger Sub and specific authority to execute and deliver the Merger Agreement, the required steps for adoption of the Merger Agreement and the broker fees owed by Parent or Merger Sub being accurate in all material respects as of December 15, 2022, and as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which must have been accurate in all material respects as of such date);

•
the other representations and warranties of Parent, without giving effect to any materiality qualifications set forth therein, being accurate in all respects as of December 15, 2022, and as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which must have been accurate in all respects as of such date), except where any such inaccuracies would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent’s or Merger Sub’s ability to perform or comply with its respective obligations under the Merger Agreement or to consummate the Merger and other transactions contemplated by the Merger Agreement and related transaction documents;

•
Parent, Merger Sub and Preferred Equity Issuer having complied with and performed, in all material respects, the covenants and obligations required by the Merger Agreement to be complied with or performed by such person, at or prior to the Closing; and

•
the receipt by Maxar of a certificate of Parent, executed by an executive officer of Parent, confirming that the conditions described in the preceding three bullets have been satisfied.

Termination of the Merger Agreement
The Merger Agreement may be terminated at any time prior to the Closing in the following ways (with the party desiring to terminate the Merger Agreement giving written notice of such termination to the other party setting forth in reasonable detail the provision pursuant to which the Merger Agreement is being terminated):

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by mutual written agreement of Maxar and Parent;

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by either Maxar or Parent, subject to certain limitations, if:

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the Closing has not occurred on or before the End Date (provided that if all of the conditions to Closing have been satisfied or waived, or by their nature are to be satisfied at the Closing, except for the conditions related to (i) governmental approvals and (ii) a lack of legal restraints preventing the consummation of the Merger, each as described in the section of this proxy statement entitled “— Conditions to the Closing of the Merger,” then the End Date will be automatically extended to December 15, 2023) (provided further that this right to terminate the Merger Agreement will not be available to any party whose breach of its obligations under the Merger Agreement has contributed, in any material respect, to the failure to consummate the Merger and related transactions on or prior to the End Date (it being understood that a breach of the Merger Agreement by Merger Sub or Preferred Equity Issuer will be deemed to be a breach by Parent)) (which we refer to as the “End Date Termination Right”);

•
the consummation of the Merger and related transactions would violate any final and nonappealable order, writ, injunction, judgment, decree, statute, rule or regulation (where applicable, if issued by any court of competent jurisdiction or other governmental authority) (provided that this right to terminate the Merger Agreement will not be available to any party whose breach of any provision of the Merger Agreement contributed, in any material respect, to the issuance or continued existence of such legal restraint (it being understood that a breach of the Merger Agreement by Merger Sub or Preferred Equity Issuer will be deemed to be a breach by Parent)); or

•
at any time prior to the Effective Time, the Special Meeting (including any adjournments or postponements thereof) has been held and completed and the adoption of the Merger Agreement by Maxar stockholders was not obtained at such Special Meeting at which a final vote on the proposal to adopt the Merger Agreement was taken (which we refer to as the “Special Meeting Termination Right”).

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by Maxar, subject to certain limitations, if:

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(i) any of Parent’s representations and warranties contained in the Merger Agreement are inaccurate such that the conditions to Closing related to the accuracy of Parent’s representations, as described in the section of this proxy statement entitled “— Conditions to the Closing of the Merger,” would not be satisfied; or (ii) any of Parent’s covenants or obligations contained in the Merger Agreement have been breached such that the condition to Closing related to Parent’s, Merger Sub’s and Preferred Equity Issuer’s performance of covenants, as described in the section of this proxy statement entitled “— Conditions to the Closing of the Merger,” would not be satisfied (provided that, if any such inaccuracy or breach is curable by Parent by the End Date, then Maxar may not terminate the Merger Agreement prior to the delivery by Maxar to Parent of written notice of such breach, delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the End Date), stating its intention to terminate the Merger Agreement and the basis for such termination (it being understood that Maxar may not terminate the Merger Agreement if (x) such inaccuracy or breach has been cured within the notice period or (y) Parent has the valid right to terminate the Merger Agreement due to the inaccuracy of any of Maxar’s representations and warranties or a breach by Maxar of its covenants or obligations, which termination right is described in more detail below)) (which we refer to as the “Parent Breach Termination Right”);

•
prior to the adoption of the Merger Agreement by Maxar stockholders, (i) Maxar has received a Superior Proposal, (ii) the Board of Directors has complied in all material respects with the provisions of the Merger Agreement governing its right to effect an Adverse Recommendation Change or to terminate the Merger Agreement, as described in the section of this proxy statement entitled “— The Board of Directors’ Recommendation; Change of Recommendation” and (iii) the Board of Directors enters into a definitive contract providing for the consummation of such Superior Proposal (provided that substantially concurrently with such termination, Maxar pays to Parent the Company Termination Fee (as defined in the section of this proxy statement entitled “— Termination Fees”)) (which we refer to as the “Superior Proposal Termination Right”); or
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(i) all of Maxar’s, Parent’s, Merger Sub’s and Preferred Equity Issuer’s mutual conditions to the Closing and Parent’s and Merger Sub’s conditions to the Closing, each as described in the section of this proxy statement entitled “— Conditions to the Closing of the Merger,” have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which is capable of being satisfied if the Closing were to occur on the date of termination), (ii) Parent and Merger Sub fail to consummate the Closing by the day the Closing is required to occur as described in the section of this proxy statement entitled “— Closing and Effective Time,” (iii) Maxar has irrevocably notified Parent in writing that it stands ready, willing and able to consummate the Closing, (iv) Maxar has given Parent written notice at least three business days prior to such termination stating Maxar’s intention to terminate the Merger Agreement and (v) the Closing is not consummated by the end of such three business day period (which we refer to as the “Failure to Close Termination Right”).

•
by Parent, subject to certain limitations, if:

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prior to the adoption of the Merger Agreement by Maxar stockholders, the Board of Directors or any committee thereof (i) fails to make, withdraws, qualifies, amends or modifies (or publicly proposes to do the same) in a manner adverse to Parent, the Board of Directors’ recommendation that the Maxar stockholders vote to adopt the Merger Agreement; (ii) adopts, approves, endorses or recommends (or publicly proposes to do the same) any Acquisition Proposal, or causes or permits Maxar or any of its subsidiaries to execute or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or analogous agreement or contract which provides for, is intended to provide for or would reasonably be expected to provide for, directly or indirectly, an Acquisition Proposal or Acquisition Transaction (other than an Acceptable Confidentiality Agreement); (iii) following public disclosure of an Acquisition Proposal, fails to reaffirm the Board of Directors’ recommendation that the Maxar stockholders adopt the Merger Agreement within seven business days after Parent reasonably requests in writing that such recommendation or determination be reaffirmed or, if earlier, at least two business days prior to the Special Meeting (which request may be made only once with respect to any such Acquisition Proposal, except that Parent may make an additional request after any material change in the terms of such Acquisition Proposal); (iv) fails to include the Board of Directors’ recommendation that the Maxar stockholders adopt the Merger Agreement in the proxy statement; or (v) fails to publicly announce, within 10 business days after an Acquisition Proposal in respect of an Acquisition Transaction structured as a tender offer or exchange offer relating to Maxar securities has been commenced, a statement disclosing that the Board of Directors recommends rejection of such tender or exchange offer (which we refer to as the “Triggering Event Termination Right”); or

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(i) any of Maxar’s representations and warranties contained in the Merger Agreement are inaccurate such that the conditions to Closing related to the accuracy of Maxar’s representations, as described in the section of this proxy statement entitled “— Conditions to the Closing of the Merger,” would not be satisfied; or (ii) any of Maxar’s covenants or obligations contained in the Merger Agreement have been breached such that the condition to Closing related to Maxar’s performance of covenants, as described in the section of this proxy statement entitled “— Conditions to the Closing of the Merger,” would not be satisfied (provided that, if any such inaccuracy or breach is curable by Maxar by the End Date, then Parent may not terminate the Merger Agreement prior to the delivery by Parent to Maxar of written notice of such breach, delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the End Date), stating its intention to terminate the Merger Agreement and the basis for such termination (it being understood that Parent may not terminate the Merger Agreement if (x) such inaccuracy or breach has been cured within the notice period or (y) Maxar has the valid right to terminate the Merger Agreement due to the inaccuracy of any of Parent’s representations and warranties or a breach by Parent of its covenants or obligations, which termination right is described in more detail above)) (which we refer to as the “Maxar Breach Termination Right”).
Termination Fees
Parent will be entitled to receive a termination fee of $124.5 million from Maxar (which we refer to as the “Company Termination Fee”) if the Merger Agreement is validly terminated:
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by Parent pursuant to the Triggering Event Termination Right, which Company Termination Fee must be paid by wire transfer of immediately available funds within two business days after receipt of notice of termination of the Merger Agreement;

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by either Parent or Maxar pursuant to the End Date Termination Right or the Special Meeting Termination Right, if (1) at or prior to the time of the termination of the Merger Agreement an Acquisition Proposal has been publicly disclosed or announced (and, with respect to termination pursuant to the Special Meeting Termination Right, publicly disclosed, announced or commenced), and such Acquisition Proposal has not been withdrawn, and (2) on or prior to the first anniversary of such termination of the Merger Agreement (x) any Acquisition Transaction is consummated or (y) Maxar or any of its subsidiaries enters into a definitive contract providing for any Acquisition Transaction (it being understood that, for purposes of this clause (2), each reference to “20%” in the definition of “Acquisition Transaction” in the section of this proxy statement entitled “— Go-Shop Period” will be deemed to be a reference to “50%”) which is thereafter consummated, which Company Termination Fee must be paid by wire transfer of immediately available funds upon the consummation of the Acquisition Transaction; or

•
by Maxar pursuant to the Superior Proposal Termination Right (provided that if Maxar terminates the Merger Agreement to enter into a definitive contract providing for a Superior Proposal prior to the No Shop Period Start Date, then the Company Termination Fee will be a reduced amount of $51.9 million), which Company Termination Fee must be paid by wire transfer of immediately available funds prior to or concurrently with such termination.

Maxar will be entitled to receive a termination fee of $249 million from Parent (which we refer to as the “Parent Termination Fee”) if the Merger Agreement is validly terminated by Maxar pursuant to the Parent Breach Termination Right (or by Parent pursuant to the End Date Termination Right at a time when Maxar would have been entitled to terminate the Merger Agreement pursuant to the Parent Breach Termination Right) or the Failure to Close Termination Right (or by Parent pursuant to the End Date Termination Right at a time when Maxar would have been entitled to terminate the Merger Agreement pursuant to the Failure to Close Termination Right), such Parent Termination Fee to be paid by wire transfer of immediately available funds within two business days of such termination.
Neither Maxar nor Parent will be required to pay the Company Termination Fee or the Parent Termination Fee, respectively, on more than one occasion.
If either Maxar or Parent fails to pay in a timely manner the Company Termination Fee or Parent Termination Fee, as applicable, and either Maxar or Parent, as applicable, commences a legal proceeding that results in a judgment against the other party for the payment of the applicable termination fee or any portion thereof, the payor party must pay the payee party its reasonable and documented out-of-pocket fees, costs and expenses (including reasonable and documented attorneys’ fees) in connection with such legal proceeding, together with interest on such amount or portion thereof at the annual rate of the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment or portion thereof was actually received, or such lesser rate as is the maximum permitted by applicable laws.
Specific Enforcement
The parties have agreed that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of the Merger Agreement are not performed in accordance with their specific terms or are otherwise breached (including any party failing to take such actions as are required of it under the Merger Agreement in order to consummate the Merger Agreement). The parties have agreed that, in addition to any other remedy to which they are entitled at law or in equity, they will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement and, in any action for specific performance, each party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity.
Any party seeking an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each party has also agreed that it will use its reasonable best efforts to cooperate with the other parties in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance.
The parties have agreed that (i) by seeking the remedies provided for in this section of this proxy statement, a party will not in any respect waive its right to seek any other form of relief that may be available to a party under the Merger Agreement (including monetary damages) for breach of any of the provisions of the Merger Agreement or in the event that the Merger Agreement has been terminated or in the event that the remedies provided for in this section of this proxy statement are not available or otherwise are not granted, and (ii) nothing set forth in this section of this proxy statement will require any party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance prior or as a condition to exercising any termination right (and pursuing damages after such termination), nor will the commencement of any legal proceeding pursuant to this section of this proxy statement or anything set forth in this section of this proxy statement restrict or limit any party’s right to terminate the Merger Agreement or pursue any other remedies under the Merger Agreement as are permitted by the Merger Agreement.
The parties have agreed that, subject to the limitations set forth in the next sentence, Maxar will be entitled to an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligations to consummate the Merger and other transactions contemplated by the Merger Agreement and other related transaction documents (including to cause Parent to enforce its right to cause the Equity Financing to be funded in accordance with and subject to the terms and conditions set forth in the Equity Commitment Letters) subject to the terms and conditions set forth therein and in the Merger Agreement. The parties have also agreed that the right of Maxar to seek an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing to be timely funded to fund a portion of the Required Financing Amount (but not the right of Maxar to seek such injunctions, specific performance or other equitable remedies for any other reason) will be subject to the requirements that: (i) all of the mutual Closing conditions and Closing conditions precedent to Parent’s and Merger Sub’s obligations to close, as described in the section of this proxy statement entitled “— Conditions to the Closing of the Merger” have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the Closing, but which conditions are capable of being satisfied if the Closing were to occur at such time); (ii) Maxar has confirmed in writing that, if specific performance is granted and the Equity Financing and the Debt Financing or Preferred Equity Financing is funded (including any Alternative Debt/Preferred Equity Financing that has been obtained in accordance with, and satisfies the conditions of, Section 4.13(c) of the Merger Agreement), Maxar will take such actions that are required of it by the Merger Agreement to consummate the Closing; and (iii) the Debt/Preferred Equity Financing (or, if applicable, the Alternative Debt/Preferred Equity Financing that has been obtained in accordance with, and satisfies the conditions of, Section 4.13(c) of the Merger Agreement) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing. Under no circumstances will Maxar be permitted or entitled to receive both a grant of specific performance to require Parent and Merger Sub to effect the Closing and a payment of the Parent Termination Fee.
Expenses
Except as otherwise provided in the Merger Agreement or the other documents, certificates and instruments delivered pursuant to the Merger Agreement, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement and such other documents, certificates and instruments will be paid by the party incurring such expense. Except as otherwise described under the section of this proxy statement entitled “— Exchange and Payment Procedures,” all transfer and other similar taxes imposed with respect to the Merger and the other transactions contemplated by the Merger Agreement and other related transaction documents will be paid by Parent, Merger Sub or Maxar, and expressly will not be a liability of stockholders of Maxar.
Amendments and Waivers
Subject to applicable laws and subject to the other provisions of the Merger Agreement, the Merger Agreement may be amended by the parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and Maxar (pursuant to authorized action by the Board of Directors or a committee thereof), except that in the event that Maxar has received the adoption of the Merger Agreement by the Maxar stockholders, no amendment may be made to the Merger Agreement that requires the approval of the Maxar stockholders pursuant to the DGCL without such approval. Select provisions relating to the Debt/Preferred Equity Financing Entities (as defined in the Merger Agreement) may not be amended, modified or altered in a manner adverse to any Debt/Preferred Equity Financing Entity without the prior written consent of the applicable Lender Parties or Preferred Equity Investor Parties.
At any time prior to the Effective Time, any party may (i) extend the time for the performance of any of the obligations or other acts of the other parties; (ii) waive any inaccuracy in or breach of any representation, warranty, covenant or obligation of the other party or in any document delivered pursuant to the Merger Agreement; and (iii) waive compliance with any covenant, obligation or condition for the benefit of such party contained in the Merger Agreement (provided that any such extension or waiver in clauses (i) through (iii) will only be effective if made in a written instrument duly executed and delivered by the party against whom such extension or waiver is to be effective).
Governing Law
The Merger Agreement and any claims or causes of action that may be based upon, arise out of or relate to the Merger Agreement, or the negotiation, execution or performance of the Merger Agreement or the Merger or other transactions contemplated by the Merger Agreement or related transaction documents, are governed by Delaware law.

PROPOSAL 2:   THE COMPENSATION PROPOSAL
Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Maxar is required to submit a proposal to Maxar stockholders to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Maxar’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the Compensation Proposal). This compensation is summarized in the section entitled “Proposal 1: Adoption of the Merger Agreement — Interests of Maxar’s Executive Officers and Directors in the Merger.” The Board of Directors encourages you to review carefully the named executive officer Merger-related compensation information disclosed in this proxy statement. Accordingly, Maxar is asking you to approve the following resolution:
RESOLVED, that the stockholders of Maxar approve, on a nonbinding, advisory basis, the compensation that will or may become payable to Maxar’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “Proposal 1: Adoption of the Merger Agreement — Interests of Maxar’s Executive Officers and Directors in the Merger.”
The vote on this Compensation Proposal is a vote separate and apart from the vote on the Merger Agreement Proposal. Accordingly, you may vote to approve the Merger Agreement Proposal and vote not to approve the Compensation Proposal and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on Maxar. Accordingly, if the Merger Agreement Proposal is approved and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this Compensation Proposal.
Required Vote
The affirmative vote of the holders of the shares of Maxar common stock representing a majority of the voting power present in person, or by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the Compensation Proposal is required to approve, on an advisory (nonbinding) basis, the Compensation Proposal.
Assuming a quorum is present, (a) a failure to be represented by proxy or attend the Special Meeting will have no effect on the outcome of the Compensation Proposal, (b) abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal and (c) “broker non-votes” (if any) will have no effect on the outcome of the Compensation Proposal. Shares of Maxar common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Maxar stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of Maxar common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting, and all of such shares will be voted as recommended by the Board of Directors.
The Board of Directors unanimously recommends that you vote “FOR” the Compensation Proposal.

PROPOSAL 3:   THE ADJOURNMENT PROPOSAL
We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the Adjournment Proposal). If Maxar stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from Maxar stockholders that have previously returned properly executed proxies voting against the Merger Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, we could adjourn the Special Meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Agreement Proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Special Meeting.
Required Vote
The affirmative vote of the holders of the shares of Maxar common stock representing a majority of the voting power present in person, or by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required for approval of the Adjournment Proposal.
Assuming a quorum is present, (a) a failure to be represented by proxy or attend the Special Meeting will have no effect on the outcome of the Adjournment Proposal, (b) abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal and (c) “broker non-votes” (if any) will have no effect on the outcome of the Adjournment Proposal. Shares of Maxar common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Maxar stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of Maxar common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting, and all of such shares will be voted as recommended by the Board of Directors.
The Board of Directors unanimously recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding ownership of Maxar common stock by:
•
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of outstanding Maxar common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and therefore it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. We have deemed shares of our common stock subject to options and RSUs and PSUs outstanding as of January 24, 2023, that were exercisable or issuable or will become exercisable or issuable within 60 days of January 24, 2023, to be outstanding and to be beneficially owned by the person holding the option, RSU or PSU for the purpose of computing the percentage ownership of that person, but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 74,710,071 shares of our common stock outstanding as of January 24, 2023. Unless otherwise indicated, the address of each named person is c/o Maxar Technologies Inc., 1300 West 120th Avenue, Westminster, Colorado 80234.
Named Executive Officers and Directors:	Total Shares Beneficially Owned(1)	Ownership %
Daniel L. Jablonsky(2)	556,783	*
Howell M. Estes III	47,039	*
Nick S. Cyprus(3)	52,553	*
Roxanne J. Decyk	27,417	*
Joanne O. Isham	33,987	*
C. Robert Kehler(4)	33,085	*
Gilman Louie	13,274	*
L. Roger Mason, Jr	40,272	*
Heather A. Wilson	8,441	*
Eric J. Zahler	38,437	*
Eddy Zervigon	28,309	*
Biggs C. Porter(5)	396,234	*
Walter S. Scott(6)	385,808	*
Leon Anthony Frazier(7)	229,346	*
James C. Lee(8)	111,720	*
All directors and executive officers as a group (20 persons)(9)	2,343,111	3.1%
5% or Greater Stockholders:
The Vanguard Group(10)	6,351,768	8.50%
BlackRock, Inc.(11)	5,511,471	7.38%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Maxar common stock.

(1)
Includes shares subject to RSUs and PSUs vesting within 60 days of January 24, 2023, as indicated in the footnotes to this table. Does not include DSUs deferred as part of Maxar’s Deferred Compensation Plan owned by Generals Estes and Kehler, Messrs. Cyprus, Mason and Zahler and Ms. Isham.
(2)
Consists of (i) 363,279 shares held of record and (ii) 193,504 shares vesting within 60 days of January 24, 2023.

(3)
Includes 156 shares owned by Mr. Cyprus’ spouse. Mr. Cyprus disclaims beneficial ownership with regard to these shares.

(4)
Includes 26,854 shares held by the Claude R. Kehler and Marjorie E. Kehler Revocable Trust.

(5)
Includes 99 shares held by the Biggs Cunningham Porter Trust. Mr. Porter disclaims beneficial ownership with regard to these shares. Consists of 286,516 shares held of record and 109,718 shares vesting within 60 days of January 24, 2023.

(6)
Includes 25,820 shares registered in the name of Walter S. Scott & Diane R. Scott, Trustees or their Successors in Trust under the Walter and Diane Scott Living Trust, dated March 19, 2000, where Mr. Scott shares voting and investment power with Diane R. Scott. Also consists of 301,408 shares held of record and 84,400 shares vesting within 60 days of January 24, 2023.

(7)
Consists of 159,714 shares held of record and 69,632 shares vesting within 60 days of January 24, 2023.

(8)
Consists of 67,419 shares held of record and 44,301 shares vesting within 60 days of January 24, 2023.

(9)
Consists of (i) 1,781,169 shares held of record by our current directors and executive officers and (ii) 561,942 shares vesting within 60 days of January 24, 2023.

(10)
Based on the most recently available Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group. According to the Schedule 13G/A, The Vanguard Group, organized in the Commonwealth of Pennsylvania, is an investment advisor. The Vanguard Group has shared power to vote or direct the vote of 59,889 shares of common stock, sole power to dispose or direct the disposition of 6,235,011 shares of common stock and shared power to dispose or to direct the disposition of 116,757 shares of common stock as of December 31, 2021. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(11)
Based on the most recently available Schedule 13G/A filed with the SEC on February 3, 2022 by BlackRock, Inc. According to the Schedule 13G/A, Blackrock, Inc., a holding company organized in the State of Delaware, has sole power to vote or direct the vote of 5,381,831 shares of common stock and sole power to dispose or direct the disposition of 5,511,471 shares of common stock as of December 31, 2021. The address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10055.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Maxar’s directors and executive officers, and persons who own more than 10% of a registered class of Maxar’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Maxar common stock and other equity securities of Maxar. Officers, directors, and holders of greater than 10% of Maxar common stock are required by SEC regulation to furnish Maxar with copies of all Section 16(a) forms they file.
To Maxar’s knowledge, based solely on a review of the copies of such reports furnished to Maxar and written representations that no other reports were required, during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of Maxar stockholders. However, if the Merger is not completed, Maxar stockholders will continue to be entitled to attend and participate in stockholder meetings.
After the 2023 annual meeting of Maxar stockholders (which we refer to as the “2023 annual meeting”), there will be no annual meetings of Maxar stockholders if the Merger is completed.
As described in our annual proxy statement for the 2022 annual meeting of Maxar stockholders (which we refer to as the “2022 annual meeting”), filed on March 31, 2022, Maxar stockholders had the opportunity to submit proper proposals for inclusion in our proxy statement and for consideration at the 2023 annual meeting by submitting their proposals in writing to our Corporate Secretary in a timely manner as described in the annual proxy statement for the 2022 annual meeting
In addition, our bylaws establish an advance notice procedure with regard to business to be brought before an annual meeting, including stockholder proposals not included in our proxy statement. For director nominations or other business to be properly brought before an annual meeting of Maxar stockholders by a Maxar stockholder, such Maxar stockholder’s written notice must be delivered to Maxar’s Corporate Secretary at the principal executive offices of Maxar not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting. If the date of the annual meeting of Maxar stockholders is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting of Maxar stockholders was held in the preceding year, notice by the Maxar stockholder to be timely must be delivered to our Corporate Secretary not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made by Maxar.
A copy of the full text of the bylaw provisions governing the notice requirements set forth above may be obtained by writing to Maxar’s Corporate Secretary at 1300 West 120th Avenue, Westminster, Colorado 80234 or by calling (303) 684-7660. All notices of proposals and director nominations by Maxar stockholders should be sent to Maxar Technologies Inc., 1300 West 120th Avenue, Westminster, Colorado 80234, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Maxar filings with the SEC are incorporated by reference:
•
Maxar’s Definitive Proxy Statement on Schedule 14A for the 2022 annual meeting of stockholders, filed on March 31, 2022;

•
Maxar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on February 22, 2022;

•
Maxar’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, filed on May 9, 2022, Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022, filed on August 9, 2022, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed on November 3, 2022; and

•
Maxar’s Current Reports on Form 8-K, in each case to the extent filed and not furnished with the SEC on February 17, 2022, February 22, 2022, April 21, 2022, May 9, 2022, May 12, 2022, May 25, 2022, June 1, 2022, June 10, 2022, June 14, 2022, July 28, 2022, August 9, 2022, September 15, 2022, October 26, 2022, November 1, 2022, November 3, 2022, November 22, 2022, November 30, 2022, and December 16, 2022.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials.
Maxar is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains our reports, proxy and information statements and other information at https://sec.gov.
You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us:
Maxar Technologies Inc.
Attention: James C. Lee, Corporate Secretary
1300 West 120th Avenue
Westminster, Colorado 80234
(303) 684-7660
In order for you to receive timely delivery of documents in advance of the Special Meeting, you must make such request by no later than [           ], 2023. Please note that all of our documents that we file with the SEC are also promptly available through our Investor website at https://investor.maxar.com/. The information included on our website is not incorporated by reference into this proxy statement.
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of Maxar common stock, please contact our proxy solicitor:
GEORGESON LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Toll-Free: 888-613-9817
Email: Maxar@Georgeson.com

MISCELLANEOUS
Maxar has supplied all information relating to Maxar, and Parent has supplied, and Maxar has not independently verified, all of the information relating to Parent, Merger Sub and Preferred Equity Issuer contained in this proxy statement.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [           ], 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to Maxar stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
Galileo Parent, Inc.,
a Delaware corporation;
Galileo Bidco, Inc.,
a Delaware corporation;
Galileo Topco, Inc.,
a Delaware corporation;
and
Maxar Technologies Inc.,
a Delaware corporation

Dated as of December 15, 2022

A-i

A-ii

A-iii

EXHIBITS
Exhibit A   Certain Definitions

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of December 15, 2022, by and among Galileo Parent, Inc., a Delaware corporation (“Parent”), Galileo Bidco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Galileo Topco, Inc., a Delaware corporation and an indirect parent of Parent (the “Preferred Equity Issuer”) (solely for purposes of Section 3.1(c), Section 3.7 and Section 4.13 hereof) and Maxar Technologies Inc., a Delaware corporation (the “Company” and, collectively with Parent, Merger Sub and the Preferred Equity Issuer, the “Parties”). Certain capitalized terms used in this Agreement are defined in Exhibit A.
Recitals
WHEREAS, the Parties intend that, at the Effective Time, Merger Sub be merged with and into the Company (the “Merger”) in accordance with the terms and conditions set forth in this Agreement and the DGCL. Upon consummation of the Merger, Merger Sub will cease to exist and the Company will continue as the surviving corporation (the “Surviving Corporation”) and a wholly owned Subsidiary of Parent;
WHEREAS, subject to Section 4.6(c), the Company Board has unanimously: (i) determined that the Merger is fair to and in the best interests of the Company and the holders of shares of Company Common Stock; (ii) approved and declared advisable this Agreement and the Transactions, including the Merger; and (iii) recommended that the holders of shares of Company Common Stock adopt this Agreement;
WHEREAS, the board of directors of Merger Sub has unanimously: (i) determined that the Merger is fair to and in the best interests of its stockholder; (ii) approved and declared advisable this Agreement and the Transactions, including the Merger; and (iii) recommended that its stockholder adopt this Agreement;
WHEREAS, the board of directors of Parent has approved this Agreement and the Merger in accordance with the DGCL;
WHEREAS, concurrently with the execution of this Agreement, Parent has delivered to the Company (a) a duly executed commitment letter from investment funds affiliated with or managed by Advent International Corporation (such funds, the “Advent Sponsors”) and (b) a duly executed commitment letter from British Columbia Investment Management Corporation in its capacity as trustee of the pooled investment portfolio established under the Pooled Investment Portfolios Regulation (British Columbia) known as the “2022 Private Equity Fund” (the “BCI Sponsor” and, together with the Advent Sponsors, the “Sponsors”), dated as of the date hereof (each letter in clauses (a) and (b), an “Equity Commitment Letter”) to provide, subject to the terms and conditions therein, cash in the aggregate amount set forth therein (the “Equity Financing”); and
WHEREAS, concurrently with the execution of this Agreement, and as an inducement to and condition of the Company’s willingness to enter into this Agreement, Parent and Merger Sub are delivering to the Company a limited guarantee of the Advent Sponsors and the BCI Sponsor (each such Person, in such capacity, a “Guarantor”), in favor of the Company with respect to the performance by Parent and Merger Sub of their obligations hereunder, duly executed by each Guarantor and dated as of the date hereof (the “Guarantee”).
Agreement
NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:
Section 1.    The Merger
1.1   The Merger.   At the Effective Time, Merger Sub shall be merged with and into the Company in accordance with the DGCL and upon the terms and subject to the conditions set forth in this Agreement, whereupon the separate existence of Merger Sub shall cease and the Company shall be the Surviving Corporation. From and after the Effective Time, all the property, rights, powers, privileges and franchises of the Company and Merger Sub shall be vested in the Surviving Corporation and all of the debts, obligations, liabilities, restrictions and duties of the Company and Merger Sub shall become the debts, obligations, liabilities and duties of the Surviving Corporation, all as provided under the DGCL.
1.2   Closing; Effective Time.
(a)   The consummation of the Merger and other Transactions (the “Closing”) shall take place remotely by electronic exchange of executed documents, commencing 10:00 a.m. New York City time on the date that is three Business Days after the date on which all conditions set forth in Section 5 shall have been satisfied or waived (other than the conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at or prior to the Closing) or at such other date, time and place as Parent and the Company may mutually agree in writing. The date on which the Closing takes place is referred to as the “Closing Date.”
(b)   Subject to the provisions of this Agreement, at the Closing, the Company shall cause a certificate of merger with respect to the Merger to be duly executed and filed with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL, and the Parties shall make any other filings or recordings required by the DGCL in connection with effecting the Merger. The Merger shall become effective at such time (the “Effective Time”) as the certificate of merger has been duly filed with the Secretary of State of the State of Delaware (or at such later time as the Parties may mutually agree and specify in the certificate of merger).
1.3   Certificate of Incorporation and Bylaws.
(a)   Subject to Section 4.8, as of the Effective Time, by virtue of the Merger and without any further action on the part of the Company, Merger Sub or any other Person, the certificate of incorporation of the Company shall be amended to read in its entirety as the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time (except the name shall be Maxar Technologies Inc. and the provisions relating to the incorporator shall be omitted), and as so amended shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein or by applicable Laws.
(b)   Subject to Section 4.8, as of the Effective Time, by virtue of the Merger and without any further action on the part of the Company, Merger Sub or any other Person, the bylaws of the Company shall be amended to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, and as so amended shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Laws.
1.4   Directors and Officers of the Surviving Corporation.   Subject to applicable Law, the directors of Merger Sub as of the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. Subject to applicable Law, the officers of the Company as of the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.
1.5   Conversion of Securities.   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or the holders of any securities of the Company or Merger Sub:
(a)   each share of Company Common Stock that is issued and outstanding immediately prior to the Effective Time (other than (i) such shares to be cancelled in accordance with Section 1.5(b) and (ii) any Dissenting Shares) shall be converted automatically into and shall thereafter represent the right to receive $53.00 in cash, without interest (the “Merger Consideration”). As of the Effective Time, all such shares of Company Common Stock that have been converted into the right to receive the Merger Consideration as provided in this Section 1.5(a) shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter only represent the right to receive the Merger Consideration with respect to such share or shares;
(b)   each share of Company Common Stock held in the treasury of the Company or owned, directly or indirectly, by Parent, Merger Sub or any wholly owned Subsidiary of the Company (in each case, other than any such shares of Company Common Stock held in a fiduciary, representative or other capacity on behalf of third parties) immediately prior to the Effective Time (the “Cancelled Shares”) shall automatically be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor; and
(c)   each share of common stock of Merger Sub, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid, validly issued and nonassessable share of common stock of the Surviving Corporation, $0.01 par value, and shall constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.
1.6   Treatment of Company Stock-Based Awards.
(a)   At the Effective Time, each Company SAR, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall be cancelled in exchange for the right of the holder of such Company SAR to receive an amount in cash, without interest and subject to deduction for any required withholding Tax, equal to the product obtained by multiplying (i) the total number of shares of Company Common Stock covered by such Company SAR, by (ii) the excess, if any, of the Merger Consideration over the applicable exercise price of such Company SAR, with the aggregate amount of such payment rounded down to the nearest cent, such amount to be paid by the Surviving Corporation no later than ten Business Days following the Closing Date.
(b)   At the Effective Time, each Company PSU, Company RSU and Company DSU, excluding any Company RSUs granted in 2023 to any individual who is not a non-employee director of the Company (such excluded Company RSUs, “2023 Employee RSUs”), whether vested or unvested, that is outstanding immediately prior to the Effective Time shall be cancelled in exchange for the right of the holder of such Company PSU, Company RSU or Company DSU, as applicable, to receive an amount in cash, without interest and subject to deduction for any required withholding Tax, equal to the product obtained by multiplying (i) the total number of shares of Company Common Stock covered by such award, by (ii) the Merger Consideration, with the aggregate amount of such payment rounded down to the nearest cent, such payment to be paid by the Surviving Corporation no later than ten Business Days following the Closing Date. For purposes of clause (i) of the immediately preceding sentence, in the case of Company PSUs, the number of shares of Company Common Stock subject to a Company PSU shall equal (x) for a Company PSU granted in 2020, 175% of the target number of shares of Company Common Stock covered by such Company PSU, (y) for a Company PSU granted in 2021, 176% of the target number of shares of Company Common Stock covered by such Company PSU, and (z) for a Company PSU granted in 2022, 184% of the target number of shares of Company Common Stock covered by such Company PSU.
(c)   At the Effective Time:
(i)   The Vesting Portion of each 2023 Employee RSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time, shall be cancelled in exchange for the right of the holder of such 2023 Employee RSU to receive an amount in cash, without interest and subject to deduction for any required withholding Tax, equal to the product obtained by multiplying (A) the Vesting Portion of such 2023 Employee RSU, by (B) the Merger Consideration, with the aggregate amount of such payment rounded down to the nearest cent, such payment to be paid by the Surviving Corporation no later than ten Business Days following the Closing Date.
(ii)   The Rollover Portion of each 2023 Employee RSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time, shall be cancelled in exchange for the right of the holder of such 2023 Employee RSU to receive an amount in cash, without interest and subject to deduction for any required withholding Tax, equal to the product obtained by multiplying (A) the Rollover Portion, by (B) the Merger Consideration, with the aggregate amount of such payment rounded down to the nearest cent, such payment to be made by the Surviving Corporation in two substantially equal installments on each of January 1, 2024, and January 1, 2025, subject to the holder’s continued employment with, or service to, the Company, the Surviving Corporation or any of their Subsidiaries through each of the applicable payment dates; provided, that, if such holder’s employment or service is terminated in a Qualifying Termination, any unpaid amount corresponding to such holder’s Rollover Portion shall be paid to the holder within thirty days following the date of termination.
(d)   With respect to the Company 2019 Employee Share Purchase Plan (the “ESPP”), the Company will take all actions reasonably necessary to provide that (i) no new Offering (as defined in the ESPP) shall commence following the date of this Agreement, (ii) no individual participating in the ESPP shall be permitted to (A) increase the amount of his or her rate of payroll contributions thereunder from the rate in effect as of the date of this Agreement, or (B) make separate non-payroll contributions to the ESPP on or following the date of this Agreement, and (iii) no individual who is not participating in the ESPP as of the date of this Agreement may commence participation in the ESPP. If the Offering that is in progress on the date hereof will not conclude prior to the Effective Time, then no later than three Business Days prior to the Effective Time, the outstanding offering that is in progress on such date shall terminate and be the final offering under the ESPP.
(e)   Prior to the Effective Time, the Company and the Company Board or any committee thereof, as applicable, shall take all reasonable actions necessary to effectuate the provisions of this Section 1.6 and to ensure that, as of the Effective Time, (i) the Company Equity Plans and the ESPP shall terminate and (ii) no holder of a Company Stock-Based Award or other Person shall have any rights with respect to any equity incentive award to acquire the capital stock or shares, as applicable, of the Company, the Surviving Corporation or any of their Subsidiaries, except the right to receive the payment contemplated by this Section 1.6 in cancellation and settlement thereof.
1.7   Exchange and Payment.
(a)   Prior to the Effective Time, Parent shall enter into an agreement (in form and substance reasonably acceptable to the Company) with a reputable bank or trust company reasonably acceptable to the Company (which may be the Company’s transfer agent) to act as paying agent in connection with the Merger (the “Paying Agent”). At or prior to the Effective Time, Parent shall deposit (or cause to be deposited) with the Paying Agent, to be held in trust for the benefit of the holders of the shares of Company Common Stock (other than the Cancelled Shares or Dissenting Shares), cash in U.S. dollars in an amount sufficient to pay the aggregate Merger Consideration in exchange for all of the shares of Company Common Stock outstanding immediately prior to the Effective Time (other than the Cancelled Shares or Dissenting Shares) in accordance with this Section 1 (the “Payment Fund”). The Payment Fund shall not be used for any purpose other than to fund payments of the Merger Consideration due pursuant to this Section 1. The Paying Agent shall invest any cash included in the Payment Fund as directed by Parent; provided that (i) no investment of such cash shall have maturities that could prevent or delay payments to be made pursuant to this Agreement and (ii) such investments in all events shall be in short-term obligations of the United States of America with maturities of no more than 30 days, or guaranteed by, and backed by the full faith and credit of, the United States of America. If for any reason (including investment losses) at any time the cash in the Payment Fund is insufficient to make prompt payment and delivery of the aggregate Merger Consideration as contemplated by this Section 1, Parent shall promptly deposit cash into the Payment Fund in an amount which is equal to such deficiency. Any interest and other income resulting from such investments shall be payable to the Surviving Corporation, as Parent directs.
(b)   Promptly after the Effective Time (and after receipt by the Paying Agent from the Company’s transfer agent of all information reasonably necessary to enable the Paying Agent to effect the mailing set forth in this Section 1.7; provided that Parent and the Surviving Corporation shall use reasonable best efforts to obtain such information to enable such mailing to occur no later than the fifth Business Day following the Effective Time), Parent or the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of an outstanding certificate (a “Certificate”), if any, that immediately prior to the Effective Time represented outstanding shares of Company Common Stock, (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such Person shall pass, only upon proper delivery of the Certificates to the Paying Agent) and (ii) instructions for use in effecting the surrender of such Certificate in exchange for the Merger Consideration payable with respect thereto. Upon surrender of a Certificate to the Paying Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate, and the Certificate so surrendered shall forthwith be cancelled.
(c)   The Paying Agent shall issue and deliver to each holder of uncertificated shares of Company Common Stock represented by book entry (“Book-Entry Shares”) not held, directly or indirectly, through The Depository Trust Company (“DTC”), if any, the Merger Consideration for each such Book-Entry Share, upon receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request), and such Book-Entry Shares shall then be cancelled. With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall reasonably cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other reasonably necessary or desirable third-party intermediaries, to the extent practicable, to enable the Paying Agent to transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of shares of Company Common Stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other reasonably necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Section 1.
(d)   If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it shall be a condition of payment that such Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer or such Book-Entry Share shall be properly transferred and that the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the reasonable satisfaction of Parent and the Paying Agent that such Tax either has been paid or is not applicable.
(e)   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit, in form and substance reasonably acceptable to Parent and the Paying Agent, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in such amount as Parent or the Paying Agent may determine is reasonably necessary as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect thereof pursuant to this Agreement.
(f)   Until surrendered as contemplated by this Section 1.7, each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration payable in respect of shares of Company Common Stock theretofore represented by such Certificate or Book-Entry Shares, as applicable, without any interest thereon. No interest will be paid to or accrued for the benefit of holders of Certificates or Book-Entry Shares on the Merger Consideration payable in respect of such Certificates or Book-Entry Shares.
(g)   All cash paid upon the surrender for exchange of Certificates or Book-Entry Shares in accordance with the terms of this Section 1 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.
(h)   At any time following the first anniversary of the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) which have been made available to the Paying Agent and which have not been disbursed to holders of Certificates or Book-Entry Shares. Thereafter, such holders shall be entitled to look to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar laws) with respect to the Merger Consideration payable upon due surrender of their Certificates or Book-Entry Shares.

(i)   None of Parent, the Surviving Corporation, the Paying Agent or any other Person shall be liable to any Person in respect of any portion of the Payment Fund properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
1.8   Closing of Transfer Books.   At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time and no further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid Certificate or a Book-Entry Share is presented to the Paying Agent or to the Surviving Corporation, such Certificate or Book-Entry Share shall be cancelled and shall be exchanged for the cash amount in immediately available funds to which the holder thereof is entitled to receive as a result of the Merger pursuant to Section 1.7.
1.9   Withholding.   Each of the Paying Agent, Parent, the Company and the Surviving Corporation shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax law. To the extent that amounts are so deducted and withheld and remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by the Paying Agent, Parent, the Company or the Surviving Corporation, as the case may be.
1.10   Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary, if required by the DGCL (but only to the extent required thereby), shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time that are held by any holder who is entitled to demand and properly demands appraisal of such shares of Company Common Stock pursuant to Section 262 of the DGCL and does not vote such shares of Company Common Stock in favor of the Merger or consent thereto in writing (“Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, unless and until such holder shall have failed to perfect, or shall have effectively withdrawn or lost, such holder’s right to appraisal under the DGCL. Dissenting Shares shall be treated in accordance with Section 262 of the DGCL and, from and after the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in this Section 1.10. If any such holder fails to perfect or withdraws or loses any such right to appraisal, each such share of such holder shall thereupon be converted into and become exchangeable only for the right to receive, as of the later of the Effective Time and the time that such right to appraisal has been irrevocably lost, withdrawn or expired, the Merger Consideration in accordance with Section 1.5. The Company shall serve prompt notice to Parent of any demands received by the Company for appraisal of any shares of Company Common Stock, attempted withdrawals of such notices or demands and any other instruments received by the Company relating to rights of appraisal (including providing Parent with copies of all notices and demands) and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. The Company shall not, without the prior consent of Parent, make any payment with respect to, or compromise or settle, any such demands or waive any failure to timely deliver a written demand for appraisal or otherwise comply with the provisions under Section 262 of the DGCL.
1.11   Certain Adjustments to Prevent Dilution.   Notwithstanding anything to the contrary set forth in this Agreement, if, during the period from the date of this Agreement through the earlier of the Effective Time and the termination of this Agreement pursuant to Section 6, the issued and outstanding shares of Company Common Stock are changed into a different number or class of shares or securities by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reorganization, reclassification, recapitalization or other similar transaction, or a record date with respect to any such event shall occur during such period, then the Merger Consideration and any other amounts payable pursuant to this Agreement shall be equitably adjusted to provide holders of shares of Company Common Stock the same economic effect as contemplated by this Agreement prior to such action.
Section 2.   Representations and Warranties of the Company
Except (a) as disclosed in the Company SEC Documents filed or furnished after January 1, 2020 and before the date of this Agreement, and excluding disclosures in the “Risk Factors” or “Forward Looking

Statements” sections of any Company SEC Documents to the extent that such statements are cautionary, predictive or forward-looking in nature, but, for the purpose of clarification, including and giving effect to any factual or historical statements included in any such statement (it being understood that any matter disclosed in such filings shall not be deemed disclosed for purposes of Section 2.1, Section 2.2, Section 2.4 or Section 2.5(a)) and (b) subject to Section 7.9, as set forth in the Company Disclosure Schedule, the Company represents and warrants to each of Parent and Merger Sub as follows:
2.1   Organization, Standing and Power.   The Company is a corporation duly organized, validly existing and in good standing pursuant to the DGCL. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, in each case, except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize such concept), except where the failure to be so qualified or in good standing would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is not in violation of the certificate of incorporation or bylaws of the Company in any material respect.
2.2   Authority, Execution and Delivery.
(a)   The Company has the requisite corporate power and authority to execute and deliver this Agreement, to comply with its obligations hereunder and, subject to the adoption of this Agreement pursuant to resolutions to be considered at a duly convened and constituted meeting of the stockholders of the Company by the holders of at least a majority of outstanding Company Common Stock (the “Company Stockholder Approval”), to consummate the Merger. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Merger have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or to consummate the Transactions, subject, in the case of the consummation of the Merger, to obtaining the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar Laws of general applicability relating to or affecting creditors’ rights or by general principles of equity (collectively, the “Equitable Exceptions”).
(b)   The Company Board, at a meeting duly called at which all directors of the Company were present, in accordance with the DGCL and the Company’s organizational documents, has duly and unanimously (i) approved and authorized the Company to execute and deliver the Transaction Documents, and approved the Merger and the other Transactions, (ii) determined that the Merger and the other Transactions are in the best interest of the Company and its stockholders (other than holders of Cancelled Shares), (iii) recommended that the holders of the shares of Company Common Stock vote to adopt this Agreement (the “Company Board Recommendation”), which Company Board Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof and (iv) directed that this Agreement be submitted to the holders of Company Common Stock for their adoption at the Company Stockholder Meeting.
(c)   The Company Stockholder Approval is the only vote or consent of the holders of any class or series of capital stock of the Company necessary to adopt this Agreement.
2.3   Non-Contravention.   The execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions do not and will not (a) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company, (b) assuming compliance with the matters referred to in Section 2.4 and, in the case of the consummation of the Merger, subject to obtaining the Company Stockholder Approval, contravene, conflict with or result in a violation or breach of any provision of any applicable Law, (c) constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation or acceleration under any Material Contract (other than any Material Contract that is terminable without cause by a party other than a Company Entity upon not more than 90 days prior notice) or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company Entities, with such exceptions, in the case of each of clauses (b) through (d), as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
2.4   Required Regulatory Approvals.   The execution, delivery and performance by the Company of this Agreement, and the consummation of the Transactions by the Company require no action by or in respect of, or filing with, any Governmental Authority other than (a) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware, (b) such filings as may be required under the Exchange Act, the Securities Act or Canadian Securities Laws, (c) such filings as may be required under state securities or “blue sky” laws and the listing requirements of the NYSE or the TSX, (d) the filing of applications and notices and receipt of the Consents set forth in Section 2.4 of the Company Disclosure Schedule (collectively, the “Required Regulatory Approvals”) and (e) any actions or filings the absence of which would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
2.5   Capitalization, Etc.
(a)   The authorized capital stock of the Company consists of 240,000,000 shares of Company Common Stock and 10,000,000 shares of Company Preferred Stock. As of 5:00 p.m., New York City time, on December 14, 2022 (the “Capitalization Date”), there were (i) 74,585,585 shares of Company Common Stock outstanding, (ii) no shares of Company Preferred Stock outstanding, (iii) an aggregate of 882,419 shares of Company Common Stock subject to outstanding Company SARs, (iv) an aggregate of 1,998,895 shares of Company Common Stock subject to outstanding Company RSUs, (v) an aggregate of 1,265,812 shares of Company Common Stock subject to outstanding Company PSUs (assuming maximum performance with respect to applicable performance goals), (vi) an aggregate of 29,565.35 shares of Company Common Stock subject to outstanding Company DSUs and (vii) no shares of Company Common Stock issued and held in treasury of the Company. Since the Capitalization Date, the Company has not issued any securities (including derivative or convertible securities) except for (A) any issuances permitted by Section 4.1(b) or (B) upon the exercise of Company Stock-Based Awards that were outstanding at the Capitalization Date and in accordance with their terms in effect at such time.
(b)   All outstanding shares of Company Common Stock have been, and all shares that may be issued pursuant to any Company Equity Plan will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right or any similar right pursuant to any provision of applicable Laws or Contract to which any Company Entity is a party or otherwise bound.
(c)   As of the Capitalization Date: (i) 1,806,993 shares of Company Common Stock are reserved for future issuance pursuant to equity awards not yet granted under the Company Equity Plans, and (ii) 3,548,959 shares of Company Common Stock are reserved for future issuance pursuant to the ESPP.
(d)   Except (i) as set forth in this Section 2.5 or Section 2.5(d) of the Company Disclosure Schedule, as of the Capitalization Date, there were: (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company, other than Company Common Stock; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest (including voting debt) in, the Company; (iii) no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest (including voting debt) in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible, exchangeable or exercisable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights, including that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Common Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (vii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Common Stock. The Company does not have a stockholder rights plan or similar arrangement in effect as of the date of this Agreement.
2.6   Subsidiaries.
(a)   Except as would not be material to the Company Entities, taken as a whole, each Subsidiary of the Company is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization (with respect to jurisdictions that recognize such concept). Each Subsidiary of the Company has the requisite corporate power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets, except in each case, as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize such concept), except where the failure to be so qualified or in good standing would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except, in each case, as would not be material to the Company Entities, taken as a whole.
(b)   Except as would not be material to the Company Entities, taken as a whole, all of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable and (ii) is owned, directly or indirectly, by the Company, free and clear of all Liens (other than Permitted Liens).
(c)   There are no outstanding: (i) securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, warrants or other rights or arrangements obligating the Company Entities to acquire from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company, or (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries.
(d)   Other than marketable securities held in the ordinary course of business, the Company does not own or hold the right to acquire any equity securities, ownership interests or voting interests (including voting debt) of, or securities exchangeable or exercisable therefor, or investments in, any Person (other than a Subsidiary of the Company).
2.7   SEC Filings; Financial Statements; Related Party Transactions.
(a)   Since January 1, 2020, the Company has filed all reports, schedules, forms and documents with the SEC required to be filed by it pursuant to applicable Laws (collectively, the “Company SEC Documents”). As of the time it was filed with the SEC (or, if amended or superseded by a filing, then on the date of such filing): (i) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Canadian Securities Laws (as the case may be) as in effect on the date such Company SEC Document was filed; and (ii) as of its filing date (or, if amended or superseded by a filing, then on the date of such filing) none of the

Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected: (A) in the case of Company SEC Documents filed or furnished on or prior to the date of this Agreement that were amended or superseded on or prior to the date of this Agreement, by the filing or furnishing of the applicable amending or superseding Company SEC Document; and (B) in the case of Company SEC Documents filed or furnished after the date of this Agreement that are amended or superseded prior to the Effective Time, by the filing or furnishing of the applicable amending or superseding Company SEC Document. There are no unresolved comments issued by the staff of the SEC or any Canadian Security Authority with respect to any Company SEC Documents. The Company is a “reporting issuer” or equivalent thereof and not on the list of reporting issuers in default under applicable Canadian Securities Laws in each of the provinces of Canada. None of the Subsidiaries of the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, or is a “reporting issuer” or equivalent thereof under applicable Canadian Securities Laws in any province or territory of Canada. As used in this Section 2.7, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is filed, furnished, submitted, supplied or otherwise made available to the SEC or any member of its staff.
(b)   The Company’s “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) are sufficient to provide reasonable assurances: (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP; (ii) that transactions are executed only in accordance with the authorization of management and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company properties or assets that could have a material effect on the Company’s financial statements.
(c)   The Company maintains a system of “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as required by Rule 13a-15 or 15d-15. The Company’s system of disclosures controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules, to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.
(d)   The Company’s management has completed an assessment of the effectiveness of the Company’s system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2021, and such assessment concluded that such controls were effective and the Company’s independent registered accountant has issued (and not subsequently withdrawn or qualified) an attestation report concluding that the Company maintained effective internal control over financial reporting as of December 31, 2021. Since December 31, 2021, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered accountant has identified or been made aware of any: (A) “significant deficiency” in the internal controls over financial reporting of the Company, (B) “material weakness” in the internal controls over financial reporting of the Company or (C) fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the internal controls over financial reporting of the Company.
(e)   The consolidated financial statements (including all related notes and schedules) included in the Company SEC Documents: (i) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as indicated in and permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act); and (ii) fairly present in all material respects the consolidated financial position of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the periods covered thereby. There are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K.
(f)   Except as set forth in Section 2.7(f) of the Company Disclosure Schedule or as would not be material to the Company Entities, taken as a whole, and except for indemnification, compensation or other employment arrangements entered into, modified or waived in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between any Company Entity, on the one hand, and any Affiliate (including any director or officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.
(g)   To the Knowledge of the Company, no “related party” of the Company (within the meaning of MI 61-101) together with its associated Entities, beneficially owns or exercises control or direction over 1% or more of the outstanding Company Common Stock, except for related parties who will not receive a “collateral benefit” (within the meaning of MI 61-101) as a consequence of the Transactions.
(h)   The Company is in compliance in all material respects with the applicable listing requirements of the NYSE and the TSX, and has not since January 1, 2022 received any written notice asserting any non-compliance with the listing requirements of NYSE or TSX.
2.8   Liabilities.   None of the Company Entities has any obligations or liabilities of any nature, either mature or unmature, except for: (a) liabilities and obligations reflected or reserved for, in the Company Balance Sheet (or the notes thereto); (b) liabilities and obligations that have been incurred by the Company Entities since the date of the Company Balance Sheet in the ordinary course of business; (c) liabilities and obligations for performance of obligations of the Company Entities pursuant to the terms of Contracts binding on the Company or any of its Subsidiaries or pursuant to which their respective properties and assets are bound; (d) liabilities and obligations permitted or contemplated in connection with the preparation, negotiation and consummation of the Transactions or incurred in connection with the Transactions; and (e) liabilities and obligations as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
2.9   Absence of Changes.
(a)   Since December 31, 2021 through the date of this Agreement, (i) other than events giving rise to, and the discussion and negotiation of this Agreement and the Transactions, the business of the Company Entities, taken as a whole, has been conducted in the ordinary course in all material respects and (ii) there has not occurred a Company Material Adverse Effect.
(b)   Since December 31, 2021 through the date of this Agreement, other than events giving rise to, and the discussion and negotiation of this Agreement and the Transactions, no Company Entity has taken any action that, if taken during the Pre-Closing Period without Parent’s consent, would have constituted a breach of Section 4.1(b)(i), Section 4.1(b)(ii), Section 4.1(b)(iii), Section 4.1(b)(iv), Section 4.1(b)(v), Section 4.1(b)(vi), Section 4.1(b)(ix), Section 4.1(b)(xii) (to the extent relating to Indebtedness for borrowed money), Section 4.1(b)(xiii), Section 4.1(b)(xxii) or, to the extent relating to the foregoing, Section 4.1(b)(xxiv).
2.10   Legal Proceedings; Orders.
(a)   There is no pending Legal Proceeding and, to the Knowledge of the Company, no Person has threatened in writing to commence any Legal Proceeding that: (i) would have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; or (ii) challenges, or would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with, the Transactions.
(b)   No Company Entity is party to any Order and none of the assets owned or used by the Company Entities is subject to any Order, in each case, that would have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
2.11   Compliance with Laws.   Since January 1, 2020, each of the Company Entities has been in compliance with all applicable Laws, including Anti-Corruption Laws, Anti-Money Laundering Laws, Trade Control Laws and Laws relating to employment and securities laws, except as would not be material to the Company Entities, taken as a whole. Since January 1, 2020, none of the Company Entities has received a written notice from any Governmental Authority regarding any actual violation of any applicable Laws, except as would not be material to the Company Entities, taken as a whole.
2.12   Permits.   Except as would not be material to the Company Entities, taken as a whole: (a) each of the Company Entities has held, since January 1, 2020, all Permits necessary to enable such Company Entity to conduct its business as presently conducted and as contemplated to be conducted; (b) all such Permits have been validly issued and are in full force and effect; (c) each Company Entity has been, since January 1, 2020, in compliance with the terms and requirements of such Permits; and (d) since January 1, 2020, there has been no suspension or cancellation of any of the Permits or, to the Knowledge of the Company, threatened in writing.
2.13   Personal and Real Property.
(a)   Except as would not have, or reasonably be expected to have individually or in the aggregate, a Company Material Adverse Effect, one or more Company Entities has good and marketable title to, or in the case of leased tangible assets, a valid leasehold interest in, all of its tangible assets, personal property, fixtures, equipment (and components thereof) and structures used or leased by the Company Entities in connection with the conduct of the Company’s business, as conducted on the date of this Agreement, free and clear of all Liens, other than Permitted Liens.
(b)   Section 2.13(b) of the Company Disclosure Schedule sets forth a true and complete list of all real property owned by any Company Entity (the “Owned Real Property”) and all material property leased by the Company Entities involving the payment of rental obligations for an amount in excess of $1,000,000 per year, except for leases with a remaining term of less than two years from the date of this Agreement (the “Leased Real Property”). Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Entity (i) has good and marketable title in fee simple to all Owned Real Property and (ii) has good and marketable leasehold title to all Leased Real Property, in each case, free and clear of all Liens, except Permitted Liens. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no parcel of Owned Real Property is subject to any Order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor has any such condemnation, expropriation or taking been proposed in writing to any Company Entity. All leases of Leased Real Property and all amendments and modifications thereto are in full force and effect, and there exists no default under any such lease by any Company Entity, or, to the Knowledge of the Company, any other party thereto, except, in each case, as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
2.14   Intellectual Property.
(a)   The Company has Made Available to Parent a true and complete list of all material Company Registered IP, including, for each item of Company Registered IP, the record owner (and, if different from the record owner, the beneficial owner) of such item, the jurisdiction in which such item has been issued, registered or filed and the issuance, registration or application number and date for such item. All material Company Registered IP is subsisting, and, to the Knowledge of the Company, not invalid or unenforceable.
(b)   (i) One or more Company Entities solely and exclusively owns and possesses, free and clear of all Liens (excluding any Permitted Liens), all (A) Company Registered IP, (B) Company Software and (C) other Intellectual Property owned or purported to be owned by any of the Company Entities (clauses (A), (B) and (C), collectively, “Owned IP”), except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (ii) except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company Entities has sufficient rights to all other Company IP as currently used, licensed or otherwise exploited by such Company Entity in the conduct and operations of their respective businesses as currently conducted (the “Licensed IP”); and (iii) except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the

Knowledge of the Company, the Owned IP and the Licensed IP constitute all Intellectual Property necessary for the conduct and operations of the respective businesses of the Company Entities as currently conducted.
(c)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the conduct or operations of the business of any Company Entity, nor any of the products or services of any Company Entity (or the making, use, offer for sale, sale, importation, exportation, distribution, performance or other disposal or exploitation of any such products or services of any Company Entity) has, since January 1, 2020, infringed, misappropriated (or constituted or resulted from a misappropriation of), diluted or otherwise violated, or does infringe, misappropriate (or constitute or result from a misappropriation of), dilute or otherwise violate, any Intellectual Property of any Person. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2020, no Company Entity has received notice that any Legal Proceeding is pending or, to the Knowledge of the Company, threatened, in each case: (i) involving any claim against any Company Entity of any infringement, misappropriation or other violation of any Intellectual Property of any Person or (ii) challenging (A) any Company Entity’s ownership of any Owned IP or any Company Software or (B) the validity or enforceability of any Company Registered IP.
(d)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, no Person is infringing, misappropriating, diluting or otherwise violating, or has, since January 1, 2020, infringed, misappropriated, diluted or otherwise violated, any Owned IP.
(e)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Entity takes commercially reasonable steps to (i) protect its rights in all Owned IP, including all Company Registered IP and (ii) protect and maintain the confidentiality of all (A) Trade Secrets included in the Owned IP and material to the Company Entities, taken as a whole and (B) Trade Secrets owned by any Person with respect to which any Company Entity has any confidentiality obligation. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, there has been no unauthorized access to or disclosure of any Trade Secret included in the Owned IP and material to the Company Entities, taken as a whole.
(f)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Entity owns all Intellectual Property that was developed or created for or on behalf of such Company Entity by all past and current employees, contractors and consultants of the Company Entities, by operation of law or pursuant to an agreement with such employees, contractors and consultants, as the case may be.
(g)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, taken as a whole, (i) each Company Entity owns or has sufficient rights to use, all Company IT Systems used by such Company Entity in the operation of its businesses as currently conducted, and (ii) to the Knowledge of the Company, the Company IT Systems are adequate and sufficient for, and operate and perform in all respects as required in connection with, the operation of the business of each Company Entity. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, the Company IT Systems do not contain any viruses, worms, Trojan horses, bugs, faults or other devices, errors, contaminants or effects that (A) disrupt or adversely affect the functionality of any Company IT Systems or (B) enable or assist any Person to access without authorization any Company IT Systems. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Entity takes reasonable measures to maintain the performance and security of all Company IT Systems (and all information and data stored thereon), and to the Knowledge of the Company, the Company IT Systems have not suffered any malfunction, failure or security breach that has not been fully remedied.
(h)   To the Knowledge of the Company, since January 1, 2020, each Company Entity has complied with all license terms applicable to any Open Source Software that is or has been included,

incorporated or embedded in, linked to, combined or distributed with, or used in the delivery or provision of any Company Software, in each case, except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Entity has distributed or made available for remote interaction any Company Software in or to which any Open Source Software is incorporated or linked, or incorporated or linked any Open Source Software in or to any Company Software, in each case, in a manner that requires any Company Entity to distribute or otherwise make available such Company Software: (a) in source code form; (b) under terms that permit redistribution, reverse engineering or creation of derivative works or other modification of any of such Company Software; or (c) without a license fee.
(i)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) none of the source code or related source materials for any Company Software has been licensed, provided or made available to any Person other than employees, consultants or contractors of any Company Entity who are subject to confidentiality obligations with respect to such source code or related source materials, (ii) no Company Entity is a party to any source code escrow Contract requiring the deposit of any source code or related source materials for any material Company Software to any escrow agent.
(j)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the execution, delivery or performance of this Agreement, nor the consummation of any of the Transactions, will, or would reasonably be expected to, with or without notice or the lapse of time, under or pursuant to any Contract to which a Company Entity is a party or is otherwise bound, result in, or give any other Person the right or option to cause, create, impose or declare: (i) any loss or impairment of any Company IP, or Lien (other than any Permitted Lien) on, any Owned IP; (ii) any grant of an exclusive license or other exclusive right, assignment or transfer to any other Person of any Owned IP; or (iii) the payment of any additional consideration to, or the reduction of any payments from, any Person with respect to any Company IP.
2.15   Data Privacy.
(a)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2020, each Company Entity and, to the Knowledge of the Company, any Person acting for or on behalf of any Company Entity has been in compliance with all Privacy Requirements. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2020, each Company Entity has implemented and maintains adequate policies, procedures and systems for receiving and appropriately responding to requests from individuals concerning their Personal Information. Except as would not be material to the Company Entities, taken as a whole, since January 1, 2020, to the Knowledge of the Company, there are no facts or circumstances that could form the basis of any such any claims, charges, inquiries or Legal Proceedings.
(b)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2020, to the Knowledge of the Company, there have been no failures, crashes, security breaches, unauthorized access to, use or disclosure of or other adverse events or incidents related to any Personal Information (i) in any Company Entity’s possession or under its control or (ii) Processed by or on behalf of any Company Entity. Except as would not be material to the Company Entities, taken as a whole, since January 1, 2020, no Company Entity has provided or been legally required to provide any notice to any Person in connection with an unauthorized disclosure of any Personal Information.
2.16   Contracts.
(a)   Section 2.16(a) of the Company Disclosure Schedule identifies each Company Contract falling within the following categories and existing as of the date of this Agreement (each such Contract (other than any Company Plan), a “Material Contract”):
(i)   any Company Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act);

(ii)   any Contract that grants “most favored nation” or “most favored customer” status to any Person in each case, that is material to the Company Entities, taken as a whole;
(iii)   any Contract with any Material Supplier that has a term greater than one year, other than quotes, purchase orders, statements of work, sales orders, supplements or invoices entered into in the ordinary course of business;
(iv)   any Contract with any Material Customer that has a term greater than one year, other than quotes, purchase orders, statements of work, sales orders, supplements or invoices entered into in the ordinary course of business;
(v)   any Contract that imposes any restriction in any material respect on the right or ability of any Company Entity: (A) to compete with any other Person; (B) to develop, sell, supply, distribute, offer, support or service any product or other asset to or for any other Person; or (C) to perform services for any other Person in each case, that is material to the Company Entities, taken as a whole;
(vi)   any Contract providing for the lease or sublease of Leased Real Property;
(vii)   any Contract entered into since January 1, 2020 (A) relating to the disposition or acquisition of assets by any Entity with a value greater than $2,500,000 other than the disposition of assets in the ordinary course of business; or (B) pursuant to which the Company Entities acquired or will acquire any ownership interest in any other Person or other business enterprise other than any Company Entity, that is material to the Company Entities, taken as a whole, in the case of each of clauses (A) and (B), under which a Company Entity has obligations remaining to be performed as of the date of this Agreement;
(viii)   any Contract (other than those solely between or among the Company Entities) evidencing any Indebtedness of any Company Entity, except any such Contract with an aggregate outstanding principal amount not exceeding $15,000,000;
(ix)   any Contract mortgaging, pledging or otherwise granting any Person a Lien on any material portion of the assets of any Company Entity;
(x)   any Contract that: (A) provides for the authorship, invention, creation, conception or other development of any Intellectual Property (1) by any Company Entity for any Person or (2) by any Person for any Company Entity (other than with respect to this clause (A)(2), Contracts with employees, consultants or independent contractors of any Company Entity that are on substantially and materially the same terms as such Company Entity’s standard forms Made Available to Parent); or (B) provides for the assignment or other transfer of any ownership interest in any material Intellectual Property (1) by any Company Entity to any Person or (2) by any Person to any Company Entity (other than with respect to this clause (B)(2), Contracts with employees, consultants or independent contractors of any Company Entity that are on substantially and materially the same terms as such Company Entity’s standard forms Made Available to Parent);
(xi)   any Contract pursuant to which: (A) any Person grants to any Company Entity any license, sublicense, right, option, permission, consent or non-assertion under or with respect to any Intellectual Property that is material to such Company Entity (other than licenses granted by any Person to any Company Entity for (1) Open Source Software or (2) off-the-shelf Software that is generally commercially available on standard, non-negotiated terms); or (B) any Company Entity grants to any Person any license, sublicense, right, option, permission, consent or non-assertion under or with respect to any Intellectual Property that is material to such Company Entity (other than non-exclusive licenses granted to customers in the ordinary course of business);
(xii)   any material joint venture or similar Contract;
(xiii)   any Contract entered into since January 1, 2021 involving a resolution of settlement of any Legal Proceeding where the amount paid in the resolution or settlement exceeds $5,000,000; and

(xiv)   any Contract providing for indemnification of any officer, director or employee by the Company Entities with respect to service in such capacities, other than Contracts entered into on substantially the same form as the Company’s standard forms.
(b)   The Company has Made Available to Parent an accurate and complete copy of each Material Contract each as amended to the date hereof.
(c)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) each Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms, subject to the Equitable Exceptions; (ii) there is no breach or default by the Company Entities under any Material Contract; (iii) to the Knowledge of the Company, no other Person has violated or breached, or committed any default under, any Material Contract; (iv) to the Knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to result in the termination of any Material Contract; and (v) since January 1, 2020, none of the Company Entities has received any written notice or other written communication regarding any termination of any Material Contract.
2.17   Government Contracts.
(a)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2020, with respect to each Government Contract and each Government Bid:
(i)   no Company Entity is in breach of or default under the terms of any Government Contract and, to the Knowledge of the Company, no event has occurred that with notice or lapse of time or both constitutes a breach or default thereunder by any Company Entity;
(ii)   all representations and certifications, including claims for payment, made by any Company Entity in writing (A) were current, accurate and complete when made, (B) have been updated as required and (C) have been complied with by the relevant Company Entity, and to the Knowledge of the Company, no Company Entity has received written notice from any Governmental Authority or other Person alleging any inaccuracy or incompleteness of any such representation or certification;
(iii)   no Company Entity has received or performed any Government Contract, or submitted any Government Bid, that was set aside based upon any Preferred Bidder Status, or obtained any benefit in connection with any Preferred Bidder Status;
(iv)   there has been no termination, suspension, stop work order, cost disallowance, recoupment, cure notice or show cause notice in effect, nor, to the Knowledge of the Company, has any Governmental Authority or other Person threatened in writing to issue a termination, suspension, stop work order, cost disallowance, recoupment, cure notice, or show cause notice;
(v)   no Company Entity has received written notice of any dispute between any Company Entity, on the one hand, and any Governmental Authority or other Person, on the other hand;
(vi)   each Company Entity has complied with the terms and conditions of its Government Contracts and Government Bids, and Laws applicable to any Government Contract or Government Bid, and to the Knowledge of the Company, no Company Entity has received written notice from any Governmental Authority or other Person alleging any noncompliance with such terms and conditions or Laws;
(vii)   no Company Entity has received any past performance evaluation or rating below “Satisfactory” or the equivalent;
(viii)   no Company Entity has conducted any internal investigation or made any required disclosures to a Governmental Authority and, to the Knowledge of the Company, no such disclosure is required to be made; and
(ix)   to the Knowledge of the Company, there have been no audits or investigations completed or underway by any Governmental Authority.

(b)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Entity possess all facility security clearances and similar national security authorizations, and their respective employees possess all personnel security clearances, required to perform the Government Contracts. Since January 1, 2020, to the Knowledge of the Company, each Company Entity has complied in all material respects with all applicable national security obligations, including those specified in the NISPOM Rule. To the Knowledge of the Company, there is no proposed or threatened termination or revocation of any facility security clearance, national security authorization or personnel security clearance or any situation or set of circumstances that could reasonably be expected to result in the termination or revocation of any facility security clearance, national security authorization or personnel security clearance.
(c)   No Company Entity, nor to the Knowledge of the Company, any of the Company Entities’ respective Principals (as defined in Federal Acquisition Regulation (“FAR”) 2.101) or other employees, has been suspended, debarred, proposed for debarment or declared ineligible from or non-responsible for purposes of holding, performing, bidding or participating in the award of Contracts with any Governmental Authority and, to the Knowledge of the Company, no such suspension, debarment, ineligibility or responsibility proceedings are pending or threatened.
2.18   Satellites and Earth Stations; NOAA.
(a)   The Company has Made Available to Parent all material reports maintained by the Company with respect to each In-Orbit Satellite that detail the respective health and performance and identifies any material satellite-related incidents and anomalies of such In-Orbit Satellite, in each case as of the dates of each such report (collectively, the “In-Orbit Company Satellite Reports”). From November 15, 2022 through December 15, 2022, there have been no material satellite-related incidents or anomalies experienced by any In-Orbit Satellite, except as would not be material to the Company Entities, taken as a whole.
(b)   Section 2.18(b) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a list of each Company Earth Station.
(c)   Section 2.18(c) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a list of the Company’s NOAA Remote Sensing Space System licenses and authorizations (“Company NOAA Authorizations”).
(d)   Section 2.18(d) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, a list of all pending applications for NOAA licenses and authorizations that would be Company NOAA Authorizations, if issued or granted, or for the modification, extension or renewal of any Company NOAA Authorizations.
(e)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Entity, since January 1, 2020, is in compliance with all of the terms of the Company NOAA Authorizations, and has complied in all respects with the Land Remote Sensing Policy Act.
2.19   FCC and Foreign Communications Licenses.
(a)   Section 2.19(a) of the Company Disclosure Schedule sets forth, as of the date of this Agreement, all licenses and authorizations held by any Company Entity and issued (i) by the FCC (the “FCC Authorizations”) or (ii) by any foreign licensing Governmental Authority that regulates communications by radio, television, wire, satellite or cable (collectively with the FCC Authorizations, the “Communications Authorizations”). To the Knowledge of the Company, as of the date of this Agreement, such Communications Authorizations constitute all of the licenses, authorizations and approvals required for the operation of the business of the Company Entities as currently conducted under the Communications Act or under the Law of any foreign Governmental Authority that regulates communications by radio, television, wire, satellite or cable (collectively, the “Communications Laws”), except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)   The Communications Authorizations are in full force and effect and have not been revoked, suspended, cancelled, rescinded or terminated and have not expired. There is no pending or, to the Knowledge of the Company, threatened action by the FCC or any foreign licensing Governmental Authority to revoke, suspend, cancel, rescind or modify any of the Communications Authorizations; and there is not now issued or outstanding or pending or, to the Knowledge of the Company, threatened by the FCC or any foreign licensing Governmental Authority, any Order to show cause, letter of inquiry, notice of violation, notice of apparent liability, or notice of forfeiture issued to or against any Company Entity or the Communications Authorizations, except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Since January 1, 2020, except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Entity is in compliance with all of the terms of the Communications Authorizations, and has complied in all respects with the Communications Act and applicable foreign Laws with respect to the Communications Authorizations.
(d)   To the Knowledge of the Company, no Person other than the Company Entities has the right to control the use of all or any of the Communications Authorizations, and the Company Entities are the sole legal and beneficial holders of each of the Communications Authorizations.
(e)   There is no pending or, to the Knowledge of the Company, threatened action by the FCC or any foreign licensing Governmental Authority with respect to the Communications Authorizations to deny any pending application for licenses and authorizations that would be Communications Authorizations, which if issued or granted, or for the modification, extension or renewal of any Communications Authorizations, except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
2.20   Anti-Corruption; Trade Controls; Sanctions.
(a)   Since January 1, 2018, no Company Entity or, to the Knowledge of the Company, any of its directors, officers, employees, agents or any party acting at the written direction of any Company Entity:
(i)   has made, authorized, solicited, offered or received any bribe, unlawful rebate, payoff, influence payment, or kickback;
(ii)   has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties, or is otherwise maintaining off-book assets;
(iii)   has used or is using any corporate funds for any illegal contributions, gifts, entertainment, travel or other unlawful expenses;
(iv)   has, directly or indirectly, made, offered, authorized, facilitated, or promised any payment, contribution, gift, entertainment, bribe, rebate, kickback, financial or other advantage, or anything else of value, regardless of form or amount, to any (A) foreign or domestic government official or employee, (B) employee of a foreign or domestic government-owned or government-controlled enterprise, (C) foreign or domestic political party, political official, or candidate for political office, (D) officer or employee of a public international organization, (E) other Person acting in an official capacity for or on behalf of any such government, enterprise, party, organization, or (F) Representative of another company or organization, in each case in violation of applicable Anti-Corruption Laws;
(v)   is, or has been, to the Knowledge of the Company, under administrative, civil, or criminal investigation, indictment, information, suspension, debarment, or audit by any party, in connection with alleged violations of applicable Anti-Corruption Laws or applicable Anti-Money Laundering Laws; or
(vi)   has received notice from, or made voluntary disclosure to, the United States Department of Justice, the United States Securities and Exchange Commission, the UK Serious Fraud Office, or any other Governmental Authority regarding alleged or possible violations of any applicable Anti-Corruption Laws or applicable Anti-Money Laundering Laws by any Company Entity.

(b)   Since January 1, 2018, each Company Entity has been in all material respects in compliance with applicable Anti-Corruption Laws and Anti-Money Laundering Laws.
(c)   Since January 1, 2018, each Company Entity has been in all material respects in compliance with applicable Trade Control Laws.
(d)   Since January 1, 2018, (i) each Company Entity and, to the Knowledge of the Company, its directors, officers, employees, agents or any party acting at the written direction of a Company Entity have been in compliance with applicable Sanctions, and (ii) no Company Entity or, to the Knowledge of the Company, any of its directors, officers, employees, agents, or parties acting at the written direction of any Company Entity, has engaged in, or is now engaging in, directly, or, to the Knowledge of the Company, indirectly, any dealings or transactions in or with a Sanctioned Country or with a Sanctioned Person. No Company Entity or any of its directors, officers or, to the Knowledge of the Company, employees, agents or any party acting at the written direction of any Company Entity is a Sanctioned Person or identified on a list of designated parties maintained under applicable Trade Control Laws.
(e)   Since January 1, 2018, to the Knowledge of the Company, there have been no claims, complaints, charges, investigations, voluntary or directed disclosures, administrative subpoenas, inquiries, audits, enforcement actions or other Legal Proceedings involving any Company Entity pertaining to any Sanctions or Trade Control Laws, and, to the Knowledge of the Company, there are no pending or threatened claims or investigations involving suspected or actual violations thereof.
(f)   The Company Entities have instituted and maintain policies and procedures designed to promote and achieve continued compliance with applicable Anti-Corruption Laws, applicable Trade Control Laws and applicable Sanctions.
2.21   Tax Matters.   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   (i) each Tax Return required to be filed by or on behalf of the Company Entities with any Governmental Authority (the “Company Entity Returns”) (A) has been filed on or before the applicable due date (taking into account any extensions of such due date), (B) has been prepared in compliance with all applicable Laws, and (C) is true, correct and complete; (ii) all Taxes owed by each Company Entity that are due and payable have been timely paid; and (iii) each Company Entity has timely withheld and paid all Taxes required to have been withheld and paid in connection with any payment to an employee, independent contractor, creditor, stockholder, or other third party; except, in the case of each of clauses (i) through (iii), with respect to Taxes or matters for which reserves have been established on the Company Balance Sheet in accordance with GAAP;
(b)   no Company Entity and no Company Entity Return is currently under audit by any Governmental Authority with respect to Taxes and no Governmental Authority has delivered to any Company Entity a written notice or request to conduct a proposed audit or examination with respect to Taxes;
(c)   no extension or waiver of the limitation period applicable to any Company Entity Return is currently in effect (other than automatically granted extensions obtained in the ordinary course of business);
(d)   (i) no claim or Legal Proceeding is pending or has been threatened in writing against or with respect to any Company Entity in respect of any Tax; (ii) there are no unsatisfied liabilities for Taxes under any written notice of deficiency or similar document received by any Company Entity from a Governmental Authority with respect to any Tax (other than liabilities for Taxes asserted under any such written notice of deficiency or similar document which are being contested in good faith by the Company Entities and with respect to which reserves for payment have been established on the Company Balance Sheet in accordance with GAAP); and (iii) there are no Liens for Taxes upon any of the assets of any of the Company Entities, except for Permitted Liens;
(e)   no written claim has been made by a Governmental Authority in the past three years in a jurisdiction where any of the Company Entities does not file a particular Tax Return or pay a particular type of Tax that such Company Entity is or may be subject to such type of Tax by, or required to file such Tax Return in, that jurisdiction;
(f)   none of the Company Entities is (i) liable for Taxes of any other Person (other than another Company Entity) under Treasury Regulations Section 1.1502-6 (or any similar provision of Tax Law) or as a transferee or successor, or (ii) a party to any Contract allocating, sharing or providing for payments by a Company Entity with respect to any amount of Taxes of any other Person, in the case of this clause (ii) except for (A) any Contracts solely between or among Company Entities or (B) any commercial agreements not primarily related to Taxes;
(g)   no Company Entity has constituted either a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in a distribution intended to qualify as tax-free pursuant to Section 355(a)(1) of the Code in the past two years;
(h)   no Company Entity has participated in, or is currently participating in, a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b);
(i)   no Company Entity will be required to pay any Tax attributable to a taxable period (or portion thereof) ending on or prior to the Closing Date as a result of an election under Section 965(h) of the Code; and
(j)   the Company Entities have documented their transfer pricing transactions (or series of transactions) in compliance with applicable Law.
2.22   Employee and Labor Matters.
(a)   Except as would not reasonably be expected to be material, individually or in the aggregate, none of the Company Entities is a party to, or has a duty to bargain for, any collective bargaining agreement or other Contract with a labor organization or works council pertaining to any of its employees, and there are no unions, labor organizations or works councils representing or purporting to represent any Company Associates. The Company has Made Available to Parent accurate and complete copies of any collective bargaining agreement or other Contract with a labor organization or works council representing any of the Company Entities’ employees. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no union, labor organization, works council or group of employees of the Company Entities has made a pending demand for recognition, and there are no representation proceedings or petitions seeking a representation proceeding pending or, to the Knowledge of the Company, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal, (ii) there is no organizing activity involving the Company Entities pending or, to the Knowledge of the Company, threatened by any union, labor organization, works council or group of employees of any Company Entity, (iii) since January 1, 2020, there has not been any strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, or, to the Knowledge of the Company, union organizing activity, or any similar activity or dispute, or any threat thereof made in writing, involving or pertaining to any of the Company Entities or any of their employees and (iv) there is not pending, and, to the Knowledge of the Company, no Person has threatened to commence, any such strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, or, to the Knowledge of the Company, union organizing activity or any similar activity or dispute.
(b)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no complaints, claims or grievances pending or, to the Knowledge of the Company, threatened relating to or arising out of the employment of or termination of employment of or failure to employ any Person by the Company Entities, any employment Contract, wages and hours (including overtime, meal and rest breaks, record keeping, timeliness of payment), leave of absence, plant closing notification, employment statute or regulation, work rule (together with all policies and supplements related thereto), privacy right, labor dispute, workers’ compensation policy or long-term disability policy, safety, retaliation, immigration or discrimination matters involving any Company Associate, including charges of unfair labor practices or harassment complaints.

(c)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company Entities is, and since January 1, 2020 has been, in compliance in all respects with: (A) the terms of the Contracts listed on Section 2.22(a) of the Company Disclosure Schedule; (B) all applicable Laws pertaining to the employment of labor and employment practices, including all Laws relating to labor relations, collective bargaining, equal employment opportunities, fair employment practices, civil rights, discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages (including the payment of and the withholding and reporting of wages), hours of work, minimum wage, overtime compensation, withholdings and deductions, employment equity, child labor, hiring, promotion and termination of employees, restrictive covenant obligations, working conditions, meal and break periods, privacy, occupational health and safety, immigration, workers’ compensation, leaves of absence and unemployment insurance, Worker Adjustment and Retraining Notification Act (“WARN Act”) and any similar state or local “mass layoff” or “plant closing” Law; and (C) any Order of any Governmental Authority respecting employment, employment practices, terms and conditions of employment, wages, hours or other labor related matters. There has been no “mass layoff” or “plant closing” (as defined by the WARN Act) with respect to any Company Entity within the 12 months prior to the date hereof.
(d)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all individuals characterized and treated by any of the Company Entities as consultants or independent contractors of the Company are properly treated as independent contractors under all applicable Laws; (ii) all Company Associates classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified in all material respects; and (iii) no Company Entity has incurred, and no circumstances exist under which the Company Entities would reasonably be expected to incur, any liability arising from (x) the failure to pay wages (including overtime wages), (y) the misclassification of employees as independent contractors or (z) the misclassification of employees as exempt from the requirements of the Fair Labor Standards Act or similar state Laws.
(e)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the current Company Associates who work in the United States are authorized and have appropriate documentation to work in the United States; and (ii) since January 1, 2020, no Company Entity has been notified of any pending or threatened investigation by any branch or department of U.S. Immigration and Customs Enforcement (“ICE”), or other federal agency charged with administration and enforcement of federal immigration laws, concerning the Company Entities.
(f)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) none of the Company Entities is party to a settlement agreement entered into on or after January 1, 2020 with an employee or independent contractor of the Company or its Subsidiaries that involves allegations relating to sexual harassment, sexual misconduct or any type of discrimination by either (x) an officer of the Company or its Subsidiaries or (y) a Key Employee; and (ii) to the Knowledge of the Company, in the last two years, no allegations of sexual harassment, sexual misconduct or any type of discrimination have been made against (1) any officer of the Company or its Subsidiaries or (2) a Key Employee.
(g)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the execution and delivery of this Agreement and the consummation of the Transactions do not require any of the Company Entities to seek or obtain any consent, engage in consultation with, or issue any notice to or make any filing with (as applicable) any unions, labor organizations, works councils or groups of Company Associates, or any Governmental Authority.
2.23   Company Plans.
(a)   Section 2.23(a) of the Company Disclosure Schedule contains an accurate and complete list, as of the date hereof, of each material Company Plan.
(b)   The Company has Made Available to Parent accurate and complete copies of, to the extent applicable: (i) the written document evidencing each material Company Plan, including the amendments thereto and all related trust documents (other than any employment agreement or offer letter that is terminable “at will” (or following a notice period imposed by applicable Laws) without any obligation on the part of any Company Entity to make any severance, termination, change in control or similar payment or to provide any benefit); (ii) the most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under applicable Laws in connection with each material Company Plan; (iii) if the Company Plan is subject to the minimum funding standards of Section 302 of ERISA, the most recent actuarial valuation report, if any; (iv) the most recent summary plan description; (v) the most recent IRS determination, opinion or advisory letter issued with respect to each Company Plan intended to be qualified under Section 401(a) of the Code; and (vi) any non-routine, material communications with any Governmental Authority regarding a Company Plan during the past three years.
(c)   Except as would not be material to the Company Entities, taken as a whole, (i) each Company Plan has been established, maintained, administered and funded in accordance with its terms and in compliance with all applicable Laws; (ii) any Company Plan intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter as to its qualified status under the Code or is a prototype or volume submitter plan entitled, under applicable IRS guidance, to rely on the favorable opinion or advisory letter issued to the sponsor of such prototype or volume submitter plan; (iii) no event has occurred and no circumstance or condition exists that would reasonably be expected to result in the disqualification of any such Company Plan; (iv) no “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Plan; (v) there are no audits or inquiries pending or, to the Knowledge of the Company, threatened by the IRS, the DOL or any other Governmental Authority with respect to any Company Plan; and (vi) neither the terms nor the performance of any Company Plan would reasonably be expected to result in gross income inclusion after the Effective Time pursuant to Section 409A(a)(1)(A) of the Code.
(d)   None of the Company Entities has during the last six years maintained, established, sponsored, participated in or contributed to any: (x) employee benefit plan that is (or was) subject to Section 302 or Title IV of ERISA or Section 412 of the Code; (y) “multiemployer plan” within the meaning of Section 3(37) or 4001(a)(3) of ERISA; or (z) plan described in Section 413(c) of the Code. No Company Plan is or has been funded by, associated with or related to a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code. None of the Company Entities has during the last six years maintained, established, sponsored, participated in or contributed to any Company Pension Plan in which stock of any of the Company Entities is or was held as a plan asset.
(e)   Except as would not be material to the Company Entities, taken as a whole, with respect to any Company Plan subject to Title IV of ERISA (other than any “multiemployer plan” with the meaning of Section 3(37) of ERISA) to which any of the Company Entities has any liability or contributes to: (i) no liability under Title IV of ERISA has been incurred that has not been satisfied in full and no condition exists that is likely to cause any of the Company Entities to incur liability thereunder, other than liability for premiums due to the Pension Benefit Guaranty Corporation (“PBGC”) (which premiums have been paid when due), (ii) no failure to satisfy the “minimum funding standards” within the meaning of Section 302 of ERISA and Section 412 of the Code (whether or not waived) has occurred, (iii) no “reportable event” (as defined in Section 4043 of ERISA), whether or not waived, has occurred or is reasonably expected to result, (iv) all contributions required to be made to any such plan have been timely made, (v) there has been no determination that any such plan is, or is expected to be, in “at risk” status (within the meaning of Section 303 of ERISA), and (vi) no notice from the PBGC relating to the funded status of any such plan or any transfer of assets and liabilities from any such plan in connection with the Transactions has been received as of the date of this Agreement.
(f)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Plan provides (except at no cost to the Company Entities), or reflects or represents any material liability of any of the Company Entities to provide, post-termination or retiree life insurance, post-termination or retiree health benefits or other post-termination or retiree employee welfare benefits to any Person for any reason, except: (i) as may be required by applicable Laws; (ii) benefits through the end of the month of termination of employment; (iii) death benefits attributable to deaths occurring at or prior to termination of employment; (iv) disability benefits attributable to disabilities occurring at or prior to termination of employment and (v) conversion rights.
(g)   Except for payments in respect of Company Stock-Based Awards contemplated by Section 1.6, neither the execution of this Agreement nor the consummation of the Transactions will or could reasonably be expected to result (either alone or in connection with any other circumstance or event) in any payment (whether of severance pay or otherwise), acceleration, forgiveness of Indebtedness, vesting, distribution, increase in compensation or benefits or obligation to fund benefits with respect to any Company Associate or under any Company Plan.
(h)   There is no plan, arrangement or other Contract covering any Company Associate, and no payments have been made or will be made to any Company Associate, that, considered individually or considered collectively with any other such Contracts or payments, will, or could reasonably be expected to, be characterized as a “parachute payment” within the meaning of Section 280G(b)(2) of the Code. No Company Entity is a party to or has any obligation under any Contract to compensate any Person for excise taxes payable pursuant to Section 4999 of the Code or for additional taxes payable pursuant to Section 409A of the Code.
2.24   Environmental Matters.
(a)   Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(i)   the Company Entities are, and since January 1, 2018 have been, in compliance with all Environmental Laws;
(ii)   none of the Company Entities has received any written notice from a Governmental Authority or other Person alleging that any of the Company Entities is in violation of, or may have any liability under, any Environmental Laws, which non-compliance or liability has not been fully resolved; and
(iii)   there has been no release of Hazardous Materials by any of the Company Entities, or to the Knowledge of the Company, any other Person, at, on, under, in or from any of the Owned Real Property or Leased Real Property, or to the Company’s Knowledge, any other property, including any site to which a Company Entity has sent or transported, or arranged to send or transport, any Hazardous Materials, which would reasonably be expected to result in any of the Company Entities incurring any liability or obligation for notification, investigation or remediation under any Environmental Laws.
2.25   Insurance.   As of the date hereof, except as would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company’s material insurance policies and material self-insurance programs and arrangements is in full force and effect. Since January 1, 2022, none of the Company Entities has received any written notice regarding any actual: (a) cancellation or invalidation of any material insurance policy; or (b) refusal of any coverage or rejection of any material claim under any insurance policy.
2.26   Section 203 of the DGCL and Other Anti-takeover Statutes.   The Company Board has taken all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the DGCL are not, and will not be, applicable to the execution, delivery or performance of any of this Agreement or the Transaction Documents or the consummation of the Transactions. Except for Section 203 of the DGCL, no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statutes or regulations enacted under the DGCL or other Law applies or purports to apply to this Agreement or any of the Transactions.
2.27   Opinion of Financial Advisor.   The Company Financial Advisor rendered its oral opinion to the Company Board, to be subsequently confirmed by delivery of the Company Financial Advisor’s written opinion to the Company Board, to the effect that, as of the date of the opinion and subject to the factors and assumptions set forth in such written opinion, the Merger Consideration to be paid to the holders of Company Common Stock in the proposed Merger is fair, from a financial point of view, to such holders.
2.28   No Broker Fees.   No broker, investment banker, financial advisor or other Person, other than the Company Financial Advisor, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of any of the Company Entities.
2.29   Company Disclosure Schedules.   To the Knowledge of the Company, no information or disclosure that would otherwise have been included in the Company Disclosure Schedules, but that was not disclosed by the Company on the Company Disclosure Schedule pursuant to the last sentence of the “Introduction” to the Company Disclosure Schedule, is not, individually or in the aggregate, materially adverse to the Company Entities, taken as a whole.
2.30   No Additional Representation or Warranties.   The Company is not relying upon any express or implied representations or warranties of any nature made by or on behalf of or imputed to any of Parent, Merger Sub or any other Person, except as expressly set forth in Section 3, the Equity Commitment Letters, the Preferred Equity Commitment Letter and the Guarantee. Without limiting the generality of the foregoing, the Company acknowledges that none of Parent, Merger Sub or any other Person has made or makes, and the Company is not relying upon, any representation or warranty whatsoever to the Company with respect to the Transactions, whether express or implied, except as expressly set forth in Section 3, and by the Sponsors in the Equity Commitment Letters, the Preferred Equity Commitment Letter and the Guarantee.
Section 3.   Representations and Warranties of Parent
Except as set forth in, and subject to Section 7.9, the Parent Disclosure Schedule, each of Parent, Merger Sub and, solely for purposes of Section 3.7, the Preferred Equity Issuer (solely with respect to Preferred Equity Financing matters and documentation referenced therein) represents and warrants to the Company as follows:
3.1   Organization, Standing and Power.
(a)   Parent (i) is a corporation duly organized, validly existing and in good standing pursuant to the laws of its jurisdiction of organization and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case, where the failure to have such requisite power or authority would not have, or reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent or Merger Sub’s ability to perform or comply with its respective obligations under this Agreement or to consummate the Transactions.
(b)   Merger Sub (i) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case, where the failure have such requisite power or authority would not have, or reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent or Merger Sub’s ability to perform or comply with its respective obligations under this Agreement or to consummate the Transactions.
(c)   The Preferred Equity Issuer (i) is a corporation duly organized, validly existing and in good standing pursuant to the DGCL and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case, where the failure to have such requisite power or authority would not have, or reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent, Merger Sub or the Preferred Equity Issuer’s ability to perform or comply with its respective obligations under this Agreement or to consummate the Transactions.
(d)   Parent has made available to the Company true, correct and complete copies of the certificate of incorporation and bylaws and other similar organizational documents of Parent, Merger Sub and the Preferred Equity Issuer each as amended to the date hereof.

3.2   Authority, Execution and Delivery.
(a)   Each of Parent and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement, to comply with its obligations hereunder and, subject to the approval of this Agreement and the Transactions by Parent as the sole shareholder of Merger Sub, to consummate the Transactions. The execution, delivery and performance of this Agreement by each of Parent and Merger Sub and the consummation by each of Parent and Merger Sub of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub and no other corporate proceedings on the part of Parent and Merger Sub are necessary to approve this Agreement or to consummate the Transactions, subject, in the case of the consummation of the Merger, to the approval of this Agreement by Parent as the sole shareholder of Merger Sub. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms (except to the extent that enforceability may be limited by the Equitable Exceptions).
(b)   Prior to the execution hereof, the board of directors of Merger Sub adopted resolutions (i) determining that the terms of this Agreement, the Merger and the other Transactions are in the best interests of Merger Sub’s sole stockholder, (ii) approving and declaring advisable this Agreement and the Transactions, (iii) directing that this Agreement be submitted to Parent for adoption, and (iv) recommending that Parent adopt this Agreement.
(c)   The adoption of this Agreement and the Merger by Parent as the sole stockholder of Merger Sub is the only vote or consent of the holders of any class or series of shares of Merger Sub necessary to approve this Agreement or the Merger or the other Transactions.
3.3   Non-Contravention.   The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the consummation of the Transactions do not and will not (a) violate or conflict with any provision of the certificate of incorporation or bylaws of Parent or Merger Sub, (b) assuming compliance with the matters referred to in Section 3.4 and, in the case of the consummation of the Merger by Merger Sub, subject to obtaining the adoption of this Agreement by Parent, contravene, conflict with or result in a violation or breach of any provision of applicable Law, (c) constitute a default, or an event that, without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation or acceleration under any Contract to which Parent or Merger Sub are parties or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Parent or Merger Sub, with only such exceptions, in the case of each of clauses (b), (c) and (d), as would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent or Merger Sub’s ability to perform or comply with its respective obligations under this Agreement or to consummate the Transactions.
3.4   Required Regulatory Approvals.   The execution, delivery and performance by each of Parent and Merger Sub of this Agreement, and the consummation of the Transactions by each of Parent and Merger Sub require no action by or in respect of, or filing with, any Governmental Authority other than (a) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware, (b) such filings as may be required under the Exchange Act, the Securities Act or Canadian Securities Laws, (c) such filings as may be required under state securities or “blue sky” laws and the listing requirements of the NYSE or the TSX, (d) the Required Regulatory Approvals and (e) any actions or filings the absence of which would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent or Merger Sub’s ability to perform or comply with its respective obligations under this Agreement or to consummate the Transactions.
3.5   Capitalization, Etc.
(a)   Merger Sub has been formed solely for the purpose of engaging in the Transactions and, prior to the Effective Time, will have engaged in no other business activities and will have incurred no liabilities or obligations other than as contemplated by the Transactions.
(b)   All of the issued and outstanding common stock of Merger Sub are owned directly by Parent.

(c)   None of Parent or Merger Sub (i) owns, directly or indirectly, beneficially or of record, any shares of Company Common Stock or (ii) holds any rights to acquire or vote any shares of Company Common Stock, except pursuant to this Agreement. None of Parent or Merger Sub is an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company.
3.6   Guarantee.   Concurrently with the execution of this Agreement, each Guarantor has duly executed and delivered to the Company the Guarantee. The Guarantee is in full force and effect and constitutes the legal, valid and binding obligation of the Guarantors in favor of the Company, enforceable by the Company in accordance with its terms, subject to the Equitable Exceptions. No event has occurred that, with notice or lapse of time or both, would constitute a default on the part of the Guarantors pursuant to the Guarantee. The Guarantors have, and will have at the Closing, access to sufficient capital to satisfy the guaranteed obligations under the Guarantee in full.
3.7   Financing.
(a)   Concurrently with the execution of this Agreement, (I) Parent has delivered to the Company true, complete and correct copies, including all exhibits, schedules or amendments thereto, of the fully executed (i) Equity Commitment Letters, pursuant to which the Sponsors have committed, upon the terms and subject solely to the conditions set forth therein, to invest in Parent the Equity Financing and (ii) (x) debt commitment letter, dated as of the date of this Agreement, by and among Parent and the lenders party thereto (collectively, the “Lender Parties”) (the “Debt Commitment Letter”), pursuant to which the Lender Parties have committed, upon the terms and subject solely to the conditions set forth therein, to provide the amounts set forth in the Debt Commitment Letter to Parent for the purpose of funding the Transactions (the “Debt Financing”) and (y) closing payments letter related thereto, dated as of the date of this Agreement, by and among Parent and the Lender Parties (the “Debt Closing Payments Letter”), subject to redaction solely of fee amounts, “flex” terms and economic terms; provided, that no such redaction covers terms that would constitute or effect a Prohibited Modification (the “Permitted Redactions”) and (II) the Preferred Equity Issuer has delivered to the Company true, complete and correct copies, including all exhibits, schedules or amendments thereto, of the fully executed (i) preferred equity commitment letter, dated as of the date of this Agreement, by and among the Preferred Equity Issuer and the Debt/Preferred Equity Financing Sources party thereto (collectively, the “Preferred Equity Investor Parties”) (the “Preferred Equity Commitment Letter” and, together with the Equity Commitment Letters and the Debt Commitment Letter, the “Financing Commitments”), pursuant to which the Preferred Equity Investor Parties have committed, upon the terms and subject solely to the conditions set forth therein, to purchase the amounts set forth in the Preferred Equity Commitment Letter in the form of preferred equity of the Preferred Equity Issuer for the purpose of funding the Transactions (the “Preferred Equity Financing” and, together with the Debt Financing, collectively, the “Debt/Preferred Equity Financing”, and the Debt/Preferred Equity Financing, together with the Equity Financing, the “Financing”) and (ii) closing payments letter, dated as of the date of this Agreement, by and among the Preferred Equity Issuer and the Preferred Equity Investor Parties (the “Preferred Closing Payments Letter” and, together with the Debt Closing Payments Letter, the “Closing Payments Letters”), subject to redaction solely for the Permitted Redactions, as applicable. Each Equity Commitment Letter provides that the Company is an express third party beneficiary thereof and is entitled to enforce such letter.
(b)   (i)   As of the date of this Agreement, (A) none of the Financing Commitments or Closing Payments Letters has been amended, altered or modified and (B) none of the respective commitments contained in the Financing Commitments has been withdrawn, terminated, reduced or rescinded in any respect, and, to the Knowledge of Parent, Merger Sub and the Preferred Equity Issuer, as applicable, no withdrawal, termination, reduction or rescission thereof, or failure to perform thereunder, is contemplated. As of the date of this Agreement, no modification or amendment to the Financing Commitments or Closing Payments Letters is contemplated (other than, in accordance with Section 4.13, modifications or amendments to the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Commitment Letter as of the date of this Agreement).
(ii)   As of the date of this Agreement, except for (A) the Closing Payments Letters, (B) the Financing Commitments and (C) as otherwise expressly set forth in the Debt Commitment Letter,

there are no side letters, understandings, Contracts or other agreements or arrangements of any kind to which the Preferred Equity Issuer, Parent or Merger Sub is a party that would reasonably be expected to affect the conditionality, enforceability or availability of the full amount of the Financing required to fund the Required Financing Amount.
(iii)   As of the date of this Agreement, the Financing Commitments are in full force and effect and constitute the legally valid, enforceable and binding obligations of Parent, the other parties to the Equity Commitment Letters, the Preferred Equity Issuer and, to the Knowledge of Parent, the other parties to the Debt Commitment Letter and the Preferred Equity Commitment Letter, in each case, subject to the Equitable Exceptions.
(iv)   As of the date of this Agreement, (A) there are no conditions precedent or other contractual contingencies between Parent or the Preferred Equity Issuer, as applicable, and any other party to the applicable Financing Commitment or Closing Payments Letter related to the funding of the full amount of the Financing (including any “flex” provisions contained in the Debt Closing Payments Letter), other than as expressly set forth in the applicable Financing Commitment and (B) to the Knowledge of Parent, Merger Sub and the Preferred Equity Issuer, as applicable, no event has occurred which (with or without notice, lapse of time or both) would constitute a breach or failure by the Preferred Equity Issuer or Parent, as applicable, to satisfy a condition under the terms and conditions of the Financing Commitments.
(v)   Assuming (x) the accuracy of the representations and warranties set forth in Section 2 in a manner that would satisfy the condition set forth in Section 5.2(a) and (y) the satisfaction of the condition set forth in Section 5.2(b), the Financing, when funded in accordance with the Financing Commitments and giving effect to any “flex” provisions in the Debt Closing Payments Letter, shall provide Parent on the Closing Date with cash proceeds, together with the available cash and cash equivalents (in each case, if any) of the Company, sufficient for Parent to pay all amounts required to be paid by Parent or Merger Sub pursuant to, and to satisfy all its financial obligations under, this Agreement (including the repayment or redemption, as applicable, of Indebtedness of the Company Entities as contemplated by Section 4.11 and Section 4.12), the other Transaction Agreements, the Financing Commitments and the Closing Payments Letters, and all related fees and expenses, in each case, at the Closing (such amount, the “Required Financing Amount”).
(vi)   As of the date of this Agreement and assuming (x) the accuracy of the representations and warranties set forth in Section 2 in a manner that would satisfy the condition set forth in Section 5.2(a) and (y) the satisfaction of the condition set forth in Section 5.2(b), none of the Preferred Equity Issuer, Parent and Merger Sub has any reason to believe that any of the conditions to the Financing Commitments will not be satisfied or that the Financing will not be available to Parent on the Closing Date. Parent has fully paid all commitment fees and other fees required to be paid on or prior to the date hereof pursuant to the Financing Commitments and the Closing Payments Letters.
(vii)   In no event shall the receipt or availability of any funds or financing (including the Financing) by the Preferred Equity Issuer, Parent, Merger Sub or any of their respective Affiliates be a condition to any of Parent’s or Merger Sub’s obligations under this Agreement.
(viii)   The Preferred Equity Issuer is not, and, to the Knowledge of the Preferred Equity Issuer, Parent and Merger Sub, none of the Preferred Equity Investor Parties is a foreign person as defined in 31 C.F.R. § 800.224 (a “Foreign Person”).
3.8   Stockholder and Management Arrangements.   As of the date of this Agreement, neither Parent or Merger Sub nor any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into any Contracts with any director, officer or Affiliate of the Company relating to (a) this Agreement or the Transactions or (b) the Company Entities, businesses or operations (including as to continuing employment) from and after the Effective Time.
3.9   Solvency.   Neither Parent nor Merger Sub is entering into the Transactions, transferring any property or incurring any obligation in connection with the Transactions, in each case, with the actual intent to hinder, delay or defraud either present or future creditors of Parent, its Affiliates or the Company Entities. Assuming (a) the accuracy of the representations and warranties set forth in Section 2 in a manner that would satisfy the condition set forth in Section 5.2(a) and (b) the satisfaction of the condition set forth in Section 5.2(b), immediately after giving effect to the Transactions (including the Merger, the repayment or redemption of Indebtedness of the Company Entities as contemplated herein, the funding of the Financing on the Closing Date, and the payment of all related fees and expenses), Parent and its Subsidiaries (including the Company Entities), on a consolidated basis, will be Solvent.
3.10   Legal Proceedings; Orders.
(a)   There is no Legal Proceeding pending or, to the Knowledge of Parent or any of its Affiliates, threatened in writing, against Parent or Merger Sub, except as would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent or Merger Sub’s ability to perform or comply with its respective obligations under this Agreement or to consummate the Transactions.
(b)   None of Parent, Merger Sub or the Sponsors (or any of their respective Affiliates) is party to any Order that would reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent or Merger Sub’s ability to perform or comply with its respective obligations under this Agreement or to consummate the Transactions.
3.11   Nondebarment.   As of the date of this Agreement, neither Parent nor Merger Sub is suspended, debarred, proposed for debarment or ineligible from or non-responsible for purposes of holding, performing, bidding or participating in the award of Contracts with any Governmental Authority and, to the Knowledge of Parent or any of its Affiliates, no such suspension, debarment, ineligibility or responsibility proceedings are pending or threatened.
3.12   No Broker Fees.   No broker, investment banker, financial advisor or other Person, other than Goldman Sachs & Co. LLC and its Affiliates and Morgan Stanley & Co. LLC and its Affiliates, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent, Merger Sub or any of their Affiliates.
3.13   No Additional Representation or Warranties.   Parent acknowledges, on behalf of itself and its Subsidiaries, that it and its Representatives have received access to such books and records, facilities, equipment, Contracts and other assets of the Company which it and its Representatives have requested to review, and that it and its Representatives have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company. Neither Parent nor Merger Sub are relying upon any express or implied representations or warranties of any nature made by or on behalf of or imputed to the Company, the Company Entities or any other Person, except as expressly set forth in Section 2. Without limiting the generality of the foregoing, each of Parent and Merger Sub acknowledges that none of the Company, the Company Entities or any other Person has made or makes, and Parent or Merger Sub, as applicable, is not relying upon, any representation or warranty whatsoever to Parent or Merger Sub, as applicable, with respect to the Transactions, whether express or implied, except as expressly set forth in Section 2 of this Agreement. Subject to and without limiting any rights under this Agreement with respect to the representations and warranties expressly made by the Company in Section 2, neither the Company nor any other Person shall be subject to any liability to Parent, Merger Sub or any other Person resulting from the Company’s making available to Parent, Merger Sub or their respective Representatives, or Parent’s, Merger Sub’s and their respective Representatives’ use of such information, including any information, documents or material made available to Parent, Merger Sub and their respective Representatives in the due diligence materials provided to Parent, Merger Sub or their respective Representatives, including in the “data room,” other management presentations (formal or informal) or in any other form in connection with the Transactions. Parent acknowledges, on behalf of itself and its Subsidiaries, that the Company makes no representation or warranty to Parent or Merger Sub or any other Person with respect to any financial projection or forecast relating to the Company or any of its Subsidiaries.
Section 4.   Covenants of the Parties
4.1   Pre-Closing Obligations of the Company.
(a)   During the period commencing on the date of this Agreement and ending as of the earlier of the Effective Time or the valid termination of this Agreement pursuant to Section 6 (the “Pre-Closing

Period”), except (i) as set forth in Section 4.1(a) of the Company Disclosure Schedule, (ii) for any actions taken reasonably and in good faith in response to or as a result of COVID-19 or in response to or to comply with COVID-19 Measures, (iii) as otherwise required, contemplated or expressly permitted by this Agreement, (iv) as may be required or requested by a Governmental Authority or required by applicable Laws or Permits, (v) for any actions taken reasonably and in good faith in response to a WorldView Legion Event; provided that the Company will provide prompt written notice of such WorldView Legion Event to Parent and shall reasonably consult with Parent regarding such WorldView Legion Event and consider in good faith any suggestions Parent has with respect to actions or proposed actions to be taken in connection therewith prior to taking any such actions or (vi) as may be consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall use reasonable best efforts to, and shall cause each of the other Company Entities to use reasonable best efforts to (A) conduct their respective businesses in the ordinary course in all material respects, (B) keep their physical assets and properties intact, (C) maintain in effect, in all material respects, (1) all Communications Authorizations and Company NOAA Authorizations and (2) all other Permits, except where the failure to maintain such other Permits in this clause (2) would not be material to the Company Entities, taken as a whole, and (D) maintain satisfactory relationships with employees, customers, suppliers or other Persons, in each case, having material business relationships with the Company Entities; provided that any action taken or failed to be taken by the Company Entities that is specifically permitted or required by Section 4.1(b) shall not constitute a breach under this Section 4.1(a).
(b)   Except (i) as set forth in Section 4.1(b) of the Company Disclosure Schedule, (ii) for any actions taken reasonably and in good faith in response to or as a result of COVID-19 or in response to or to comply with COVID-19 Measures, (iii) as otherwise required, contemplated or expressly permitted by this Agreement, (iv) as may be required or requested by a Governmental Authority or required by applicable Laws or Permits, (v) for any actions taken reasonably and in good faith in response to a WorldView Legion Event; provided that the Company will provide prompt notice of such WorldView Legion Event to Parent and shall reasonably consult with Parent regarding such WorldView Legion Event and consider in good faith any suggestions Parent has with respect to actions or proposed actions to be taken in connection therewith prior to taking any such actions or (vi) as may be consented to in writing by Parent (which consent shall not to be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, the Company shall not and shall cause the other Company Entities not to:
(i)   amend or permit the adoption of, any amendment to (A) the Company’s certificate of incorporation or bylaws (except for immaterial or ministerial amendments) or (B) the charter, bylaws or organizational documents of the other Company Entities, except, in the case of this clause (B) for any changes that would not be materially adverse to Parent;
(ii)   split, combine or reclassify any shares of capital stock of any Company Entity, or issue or authorize or propose the issuance of any other Company Securities or other securities of any Company Entity in respect of, in lieu of or in substitution for, shares of capital stock or other equity or voting interest other than any such transactions solely involving direct or indirect wholly owned Subsidiaries of the Company;
(iii)   declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest of any Company Entity, except for (a) a regular quarterly dividend on the Company Common Stock in accordance with the Company’s dividend policy in effect as of the date hereof and not in excess of $0.01 per share per quarter, (b) dividends paid by any direct or indirect wholly owned Subsidiary of the Company to the Company or to any other wholly owned Subsidiary of the Company or (c) pro rata dividends or distributions by a Subsidiary other than a wholly owned Subsidiary of the Company to the Company in the ordinary course of business;
(iv)   sell, issue, grant, transfer or authorize the sale, issuance, grant or transfer of: (A) any shares of capital stock or other security of any Company Entity; (B) any option, call, warrant or right to acquire any capital stock or other security of any Company Entity; or (C) any instrument convertible into or exchangeable for any capital stock or other security of any Company Entity

(except that the Company may issue shares of Company Common Stock, (x) upon the exercise or settlement of Company Stock-Based Awards, in each case outstanding as of the date of this Agreement in accordance with their existing terms) and (y) pursuant to the ESPP;
(v)   amend or waive any of its rights under, or accelerate the vesting under, any provision of any Company Equity Plan or any provision of any agreement evidencing any outstanding Company Stock-Based Award, or otherwise modify any of the terms of any outstanding Company Stock-Based Award, warrant or other security or any related Contract, other than any acceleration of vesting that is contemplated in any Company Equity Plan in effect as of the date hereof;
(vi)   effect or become a party to any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction, except in each case for any such transaction that is (A) by, between or among the Company and/or one or more wholly owned Subsidiaries of the Company which remain wholly owned Subsidiaries of the Company after consummation of such transaction and (B) not adverse to Parent and its Subsidiaries or the Surviving Corporation and its Subsidiaries in any material respect;
(vii)   from the period beginning January 1, 2023, make any capital expenditure or series of related capital expenditures, other than (a) capital expenditures not in excess of $180 million per twelve months, (b) to the extent reasonably necessary to protect human health and safety, (c) any unbudgeted capital expenditures not to exceed $25 million per twelve months in the aggregate in connection with WorldView Legion and (d) any unbudgeted capital expenditures not to exceed $25 million per twelve months in the aggregate, without taking into account any amounts permitted by the foregoing clauses (a), (b) and (c) (and, for the avoidance of doubt, which amount may also be spent in connection with WorldView Legion);
(viii)   (A) enter into any Material Contract or any Contract that would be a Material Contract if in effect as of the date hereof, other than in the ordinary course of business; or (B) amend, terminate, or waive any material right or remedy under any Material Contract or any Contract that would be a Material Contract if in effect as of the date hereof, in each case with respect to this clause (B), other than in the ordinary course of business (including ordinary course modifications, renewals, terminations, waivers or amendments of leases or subleases of Leased Real Property) or (C) enter into any Contract within the Space Infrastructure segment of the Company (whether or not in the ordinary course of business) that contemplates the payment or delivery of cash or other consideration by any Company Entity in an amount or having a value in excess of $100,000,000;
(ix)   acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material equity interest therein or enter into any joint venture, legal partnership, limited liability corporation or similar arrangement with any third Person, if such acquisition or investment is in excess of $5,000,000 individually or $10,000,000 in the aggregate, other than (A) pursuant to Contracts in effect on the date hereof, (B) transactions solely among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries or (C) acquisitions of inventory or other goods in the ordinary course of business;
(x)   lease, exclusively license, sell, abandon, transfer, assign, guarantee, or exchange any assets, tangible or intangible (including any material Intellectual Property), in each case in excess of $5,000,000 individually or $10,000,000 in the aggregate, other than (A) the sale, lease or licensing of products or services of the Company Entities or other materials embodying Intellectual Property in the ordinary course of business, (B) non-exclusive licenses of Intellectual Property granted in the ordinary course of business, (C) sales of inventory, raw materials and other property or services in the ordinary course of business and sales of obsolete assets or (D) transactions solely between the Company Entities;
(xi)   make any pledge of any of its material assets or permit any of its material assets to become subject to any Liens, except for Permitted Liens;

(xii)   incur or assume any Indebtedness, except for (A) any Indebtedness solely among the Company Entities, (B) guarantees by the Company of Indebtedness of wholly owned Subsidiaries of the Company or guarantees by wholly owned Subsidiaries of the Company of Indebtedness of the Company or any of its wholly owned Subsidiaries, which Indebtedness is incurred in compliance with this clause (xii) or is outstanding on the date hereof, (C) Indebtedness incurred under the Credit Agreement, as is in effect on the date hereof, (D) Indebtedness incurred under the Receivables Facility Agreement in the ordinary course of business and consistent with past practice, (E) obligations under letters of credit in effect on the date hereof or incurred, assumed, issued or entered into in the ordinary course of business and consistent with past practice and as would not exceed $10,000,000 in the aggregate outstanding at any time, (F) entry into, and payments under, capital lease agreements and guarantees of Indebtedness, in each case in the ordinary course of business and consistent with past practice and as would not exceed $10,000,000 in the aggregate outstanding at any time and (G) additional Indebtedness entered into in the ordinary course of business not to exceed $20,000,000 in aggregate principal amount outstanding at any time;
(xiii)   make any loans or advances or capital contributions to, or investments in, any other Person (other than in respect of acquiring any material equity interest in any other Person, which shall be governed by Section 4.1(b)(ix)) in excess of $10,000,000, except for (A) extensions of credit to customers in the ordinary course of business; and (B) loans, advances or capital contributions to, or investments in, direct or indirect wholly owned Subsidiaries of the Company;
(xiv)   establish, adopt, enter into or materially amend any Company Plan, pay or grant any bonus, incentive compensation (including equity-based compensation, whether payable in stock, cash or other property) or severance to, or increase the amount of wages, salary, commissions, bonuses, incentive compensation (including equity-based compensation, whether payable in stock, cash or other property), severance, fringe benefits or other compensation payable to, or adopt or agree to any change in control or retention arrangements with or for the benefit of, any Company Associates (except that the Company: (A) may provide routine, reasonable base salary or base wage increases, not in excess of 3% per individual, in the ordinary course of business and in accordance with past practices in connection with the Company’s customary annual employee review process; (B) may enter into offer letters with any newly hired employees (other than members of the Executive Leadership Team) in the ordinary course of business and consistent with past practices) and (C) may take any action to the extent required by any Company Plan or collective bargaining agreement in effect as of the date of this Agreement or entered into or adopted during the Pre-Closing Period in compliance with this Agreement;
(xv)   hire any employee that would be a member of the Executive Leadership Team or Senior Vice President of the Company or above (each such employee, a “Key Employee”), promote any employee to the level of Key Employee, or terminate any Key Employee without cause;
(xvi)   announce, implement or effect any reduction-in-force, lay-off or other similar program of any Company Entity resulting in the termination of employees, in each case, that would trigger the WARN Act;
(xvii)   except as required by applicable Laws or GAAP, make any material change in any of its financial accounting principles or practices;
(xviii)   (A) make, change or rescind any material Tax election (other than in the ordinary course of business); (B) change any annual Tax accounting period or adopt or change any material method of Tax accounting, in each case, relating to a material amount of Tax; (C) enter into a closing agreement relating to any material amount of Taxes, including pursuant to Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law), except in connection with any settlement permitted pursuant to subclause (D); (D) settle or compromise any Tax audit, claim or assessment by a Governmental Authority relating to a material amount of Taxes for an amount materially in excess of the amount reserved with respect thereto; (E) file any material amended Tax Return; (F) surrender any claim for a refund of a material amount of Taxes; or (G) give or request any extension or waiver of the limitation period applicable to any material Tax claim or assessment (other than in the ordinary course of business) without promptly notifying Parent of such extension or waiver in writing;
(xix)   settle or compromise any Legal Proceeding (other than with respect to Stockholder Litigation, which shall be governed by Section 4.16 or any Legal Proceeding or other claim relating to Taxes, which shall be governed by Section 4.1(b)(xviii)) other than (A) for amounts that do not exceed $10,000,000 for individual settlements and $20,000,000 in the aggregate for all settlements during the Pre-Closing Period, (B) such settlements or compromises as would not reasonably be expected to involve any criminal liability or (C) such settlements or compromises as would not reasonably be expected to result in any non-monetary obligation that would be material to the Company Entities, taken as a whole;
(xx)   enter into any Contract covering any Company Associate, or make any payment to any Company Associate, that, considered individually or considered collectively with any other such Contracts or payments, will, or would reasonably be expected to, be characterized as a “parachute payment” within the meaning of Section 280G(b)(2) of the Code;
(xxi)   except as required by existing Company Plans or by applicable Laws, recognize any union or enter into, modify, amend, extend, renew, replace or terminate any collective bargaining or other Contract with any labor organization;
(xxii)   (A) enter into a material new line of business or (B) discontinue any material line of business;
(xxiii)   adopt or enter into a plan of complete or partial liquidation, dissolution, reclassification, recapitalization or other reorganization, except for any such plan solely among or between the Company and any of its wholly owned Subsidiaries, or among or between any of the wholly owned subsidiaries of the Company; or
(xxiv)   agree or commit to take any of the actions described in clauses (i) through (xxiii) of this Section 4.1(b).
(c)   Notwithstanding the foregoing, nothing contained in this Agreement shall give to Parent or its Affiliates, directly or indirectly, any right to control or direct the operations of the Company and its Subsidiaries prior to the Effective Time, and the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective operations prior to the Effective Time.
4.2   Pre-Closing Obligations of Parent and Merger Sub.   During the Pre-Closing Period, each of Parent and Merger Sub shall not (and shall cause (a) the Persons listed on Section 4.2(a) of the Parent Disclosure Schedule and their controlled Affiliates and (b) the Persons listed on Section 4.2(b) of the Parent Disclosure Schedule, not to), directly or indirectly, whether by merger, consolidation, or otherwise, acquire, purchase, lease, or license or otherwise enter into a transaction with (or agree to acquire, purchase, lease, or license or otherwise enter into a transaction with) any business, corporation, partnership, association, or other business organization or division or part thereof, if doing so would be reasonably likely to prevent, materially delay or materially impede the consummation of the Transactions.
4.3   Go-Shop.   Notwithstanding anything to the contrary contained in this Agreement, during the period commencing on the date of this Agreement and continuing until 11:59 p.m. (New York City time) on February 14, 2023 (the “No Shop Period Start Date” and such period of time, the “Go-Shop Period”), the Company and its directors, officers, employees and other Representatives shall have the right to (and may without restriction hereunder, but subject to compliance with the terms of this Agreement), directly or indirectly:
(a)   solicit, seek, initiate, propose, facilitate, induce or encourage any Acquisition Proposals or any proposal, inquiry or offer that constitutes, or could lead to, result in or constitute an Acquisition Proposal;
(b)   subject to the prior entry into, and solely pursuant to, an Acceptable Confidentiality Agreement, furnish to any Third Party or its Representatives any non-public information relating to the Company Entities and afford to such Third Party or its Representatives access to non-public information related to the business, properties, personnel, assets, books, records and other non-public information of the Company Entities, in each such case with the intent to solicit, seek, initiate, propose, facilitate, induce or encourage any Acquisition Proposals or any proposal, inquiry or offer that constitutes, or could lead to, result in or constitute an Acquisition Proposal; provided, that (i) the Company shall promptly (and in any event within 36 hours) provide to Parent and its Representatives, or provide Parent and its Representatives access to, any such non-public information concerning the Company Entities that is provided to any such Third Party or its Representatives that was not previously Made Available to Parent or its Representatives and (ii) the Company Entities shall not, in connection with the actions permitted by this Section 4.3, provide (and shall not permit any of their respective Representatives to provide) any competitively sensitive non-public information to any Third Party who is believed by the Company at the time of such disclosure to be a competitor of the Company, except in accordance with customary “clean room” or other similar procedures; and
(c)   otherwise cooperate with or assist any Acquisition Proposal or any proposal, inquiry or offer that constitutes, or could lead to, result in or constitute any Acquisition Proposal, including that the Company may grant a waiver under any “standstill provision” or similar obligation of any Third Party with respect to any Company Entity to allow such Third Party to submit or amend an Acquisition Proposal on a confidential basis to the Company Board (or any committee thereof).
4.4   No Shop.
(a)   Except as permitted by the terms of this Section 4.4, during the period commencing on (i) (A) with respect to any Third Party who is an Excluded Party as of the No Shop Period Start Date, the date in which such Third Party is no longer an Excluded Party, or (B) with respect to any other Third Party, the No Shop Period Start Date, and (ii) continuing until the earlier of the Effective Time or the valid termination of this Agreement pursuant to Section 6, the Company shall, and shall cause its officers, and shall instruct and use reasonable efforts to cause its directors and other Representatives to, promptly cease and cause to be terminated any solicitation, discussions or negotiations with any Third Party or its Representatives with respect to any Acquisition Proposal or any other proposal, inquiry or offer that constitutes, or would reasonably be expected to lead to, result in or constitute an Acquisition Proposal and shall promptly terminate all physical and electronic data room access previously granted to any such Person, cease providing any further non-public information of the Company Entities to any such Third Party or its Representatives and request the return or destruction of any non-public information of the Company Entities theretofore furnished to any such Person with whom a confidentiality agreement with respect to an Acquisition Proposal or any other proposal, inquiry or offer that constitutes, or could reasonably be expected to lead to, result in or constitute an Acquisition Proposal was entered into at any time within the twelve-month period immediately preceding the No Shop Period Start Date. Other than with respect to a Third Party who is an Excluded Party on the No Shop Period Start Date (and only until such time as such Excluded Party is no longer an Excluded Party, at which time the provisions of this Section 4.4(a) shall become applicable), subject to the terms of Section 4.4(b), during the period commencing on the No Shop Period Start Date and continuing until the earlier of the Effective Time or the valid termination of this Agreement pursuant to Section 6, the Company shall not, and shall cause its officers not to, and shall instruct and use reasonable efforts to cause its directors and other Representatives not to, directly or indirectly:
(i)   solicit, seek, initiate, propose, knowingly facilitate or knowingly encourage any Acquisition Proposals or any proposal, inquiry or offer that constitutes, or could reasonably be expected to lead to, result in or constitute, an Acquisition Proposal;
(ii)   in furtherance of any Acquisition Proposal, or any proposal, inquiry or offer that could reasonably be expected to lead to, result in, or constitute an Acquisition Proposal, furnish to any Third Party or its Representatives any non-public information relating to the Company Entities or afford to such Person access to the business, properties, assets, books, records or other non-public information, or to the personnel of the Company Entities;
(iii)   enter into or participate in or otherwise engage in any discussions or negotiations with any Third Party or its Representatives regarding any Acquisition Proposal or any other proposal,

inquiry or offer that constitutes, or could reasonably be expected to lead to an Acquisition Proposal (it being understood that notifying such Person of the terms and existence of this Section 4.4 shall not be a breach of this Section 4.4);
(iv)   (A) adopt, approve, endorse or recommend any Acquisition Proposal or any proposal, inquiry or offer that constitutes, or could reasonably be expected to lead to an Acquisition Proposal or (B) approve any Person or “group” (as defined in the Exchange Act) becoming an “interested stockholder” under Section 203 of the DGCL; and
(v)   except for an Acceptable Confidentiality Agreement entered into in accordance with Section 4.4(b), enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or analogous agreement or Contract constituting, or which provides for, is intended to provide for or would reasonably be expected to provide for, an Acquisition Proposal or Acquisition Transaction.
During the period commencing on the No Shop Period Start Date and continuing until the earlier of the Effective Time or the valid termination of this Agreement pursuant to Section 6, the Company will be required to enforce, and will not be permitted to waive, terminate, fail to enforce or otherwise modify any provision of any standstill, confidentiality or other similar agreement that prohibits or purports to prohibit a proposal being made to the Company Board (or any committee thereof), unless (x) the Company Board determines in good faith, after consultation with its outside counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Laws and (y) if such determination in clause (x) is made, the Company provides notice to Parent of such determination within 24 hours thereafter. For the avoidance of doubt, the receipt of an unsolicited proposal, inquiry or offer received pursuant to any standstill, confidentiality or other similar agreement that permits the submission of private or confidential proposals to the Company Board shall not, by itself, violate, or be deemed to be in violation of, the preceding sentence.
(b)   Notwithstanding anything set forth in Section 4.4(a), at any time prior to the receipt of the Company Stockholder Approval, neither this Section 4.4 nor any other provision of this Agreement shall prohibit the Company from furnishing any information regarding, or affording any Person access to the business, properties, assets, books or records of any of the Company Entities to, or engaging in discussions and negotiations with any Person in response to an unsolicited, bona fide, written Acquisition Proposal with respect to the Company that is submitted to the Company by such Person after the date hereof (and not withdrawn), if:
(i)   no Company Entity nor any officer, director or financial advisor of the Company shall have materially breached any of the provisions set forth in this Section 4.4 (it being understood that any action by any Company Entity or any officer, director or financial advisor of the Company that would constitute a breach of this Section 4.4 if taken by the Company, shall constitute a breach by the Company);
(ii)   the Company Board concludes in good faith, after consultation with its independent financial advisor and outside legal counsel, that such Acquisition Proposal constitutes, or could reasonably be expected to lead to or result in, a Superior Proposal;
(iii)   the Company Board concludes in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Laws;
(iv)   prior to furnishing any non-public information with respect to the business, properties, assets, books, records or other non-public information with respect to the Company Entities to such Person, the Company receives from such Person an executed Acceptable Confidentiality Agreement;
(v)   no more than 24 hours after furnishing any such non-public information to such Person, the Company furnishes such non-public information to Parent (to the extent such nonpublic information has not been previously Made Available by the Company to Parent).

(c)   The Company shall, during the period commencing on the No Shop Period Start Date and continuing until the earlier of the Effective Time or the valid termination of this Agreement pursuant to Section 6:
(i)   promptly (and in any event within (A) 24 hours after the end of the No Shop Period Start Date with respect to previously received Acquisition Proposals or (B) 24 hours after receipt by the Company of any Acquisition Proposal, as applicable) notify Parent of any Acquisition Proposal received by any Company Entity or their respective Representatives, which notice shall identify the material terms and conditions thereof and the identity of the Third Party making such Acquisition Proposal and include copies of all material documents and other material written materials (including any proposed Contracts or proposal letters or other material written agreements) submitted with such Acquisition Proposal;
(ii)   within 24 hours of the written request of Parent (as to which email shall suffice), and which written request may be made no more than once in any period of five consecutive Business Days, confirm to Parent (A) whether any Acquisition Proposal remains under discussion, negotiation or review by the Company at such time and (B) whether there has been any material change to the financial terms of any such Acquisition Proposal (other than as previously disclosed pursuant to this Section 4.4(c)); and
(iii)   promptly (and in any event within 24 hours of receipt thereof) provide Parent with copies of all material documents and other material written materials (including any proposed Contracts or proposal letters or other material written agreements) relating to any Acquisition Proposal received following the No Shop Period Start Date, including the material terms related to the financing thereof.
4.5   Proxy Statement.
(a)   Promptly following the date of this Agreement (but in no event later than 30 Business Days following the date hereof), the Company shall prepare, with the assistance of Parent and its Representatives reasonably necessary in connection therewith, and cause to be filed with the SEC a preliminary proxy statement with respect to the Company Stockholder Meeting (such proxy statement, as amended or supplemented, the “Proxy Statement”). Parent and Merger Sub shall provide to the Company such information as the Company may reasonably request for inclusion in the Proxy Statement. The Company shall use reasonable best efforts to cause the Proxy Statement to comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Each of the Company and Parent shall use reasonable best efforts to ensure that none of the information supplied by it, any of its controlled Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement shall, at the date of mailing to stockholders of the Company, at the time of the Company Stockholders Meeting or of filing with the SEC or Canadian Securities Authorities (as applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (i) the Company assumes no responsibility with respect to information supplied by or on behalf of Parent, its Subsidiaries or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement, and (ii) Parent and Merger Sub assume no responsibility with respect to any information supplied by or on behalf of the Company Entities or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement. The Proxy Statement shall include the Company Board Recommendation, except to the extent that the Company Board shall have effected an Adverse Recommendation Change, solely as permitted by Section 4.6(c).
(b)   The Company shall promptly notify Parent of the receipt of any comments of the staff of the SEC with respect to the Proxy Statement and of any request by the staff of the SEC for any amendment or supplement thereto or for additional information, and shall promptly provide Parent with copies of all correspondence between the Company and the staff of the SEC with respect to the Proxy Statement. Each of the Company and Parent shall use their reasonable best efforts to promptly provide responses to the SEC with respect to all comments of the SEC received on the Proxy Statement. Prior to the submission to the SEC of the Proxy Statement (including, for the avoidance of doubt, any supplement or amendment thereto) and any responses to the staff of the SEC, the Company shall reasonably cooperate and provide Parent and its legal counsel with a reasonable opportunity to review and comment on the Proxy Statement and any responses to the SEC and shall consider in good faith any comments reasonably proposed by Parent. The Company shall use its reasonable best efforts to have the comments of the SEC (if any) on the Proxy Statement (and any supplement or amendment thereto) addressed to the satisfaction of the staff of the SEC as promptly as practicable. If Parent or Merger Sub determines that it is required to file any document with the SEC or Canadian Securities Authorities as a result of the Transactions or the Company Stockholder Meeting pursuant to applicable Law, then Parent and Merger Sub will use their respective reasonable best efforts to promptly prepare (including providing the Company and its counsel a reasonable opportunity to review and comment thereon, and giving good faith consideration to all reasonable additions, deletions or changes suggested by the Company or its counsel) and file such materials with the SEC or Canadian Securities Authorities, and Parent and Merger Sub will cause any such materials to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC.
(c)   As promptly as reasonably practicable following the earlier to occur of: (i) in the event the preliminary Proxy Statement is not reviewed by the staff of the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act and (ii) in the event the preliminary Proxy Statement is reviewed by the staff of the SEC, receipt of oral or written notification of the completion of the review by the staff of the SEC (such earlier date, the “Proxy Clearance Date”), the Company will (A) notify Parent, promptly after it receives notice thereof, of the Proxy Clearance Date and (B) cause the Proxy Statement to be filed in definitive form with the SEC and Canadian Securities Authorities as promptly as practicable and cause the commencement of the printing and mailing of the definitive Proxy Statement to stockholders of the Company in compliance with applicable Laws as promptly as reasonably practicable (but in any event within three Business Days following the filing of the definitive Proxy Statement with the SEC). Notwithstanding anything to the contrary in this Agreement, in no event shall the Proxy Statement be required to be filed in definitive form or mailed to the Company stockholders prior to the No Shop Period Start Date.
(d)   If, at any time prior to the Company Stockholders Meeting, a Party becomes aware that any information contained in the Proxy Statement shall have become false or misleading in any material respect, or that the Proxy Statement is required to be amended in order to comply with applicable Laws, then (i) the Party that discovers such information shall notify the other Party or Parties (as the case may be), and (ii) after such notification, the Company shall, to the extent required by applicable Laws, prepare (with the assistance of Parent as may be reasonably necessary) an amendment or supplement to the Proxy Statement. The Company shall use reasonable best efforts to cause the Proxy Statement as so amended or supplemented to be filed with the SEC and Canadian Securities Authorities, and the Company shall cause such Proxy Statement to be disseminated to the holders of shares of Company Common Stock, as applicable, in each case to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and the Company’s organizational documents.
4.6   Company Stockholder Meeting.
(a)   The Company, commencing upon the initial submission to the SEC of the preliminary Proxy Statement in accordance with Section 4.5(a), shall reasonably promptly following any request by Parent (but in any event not more than once in any ten Business Day period), run a broker search for a deemed record date of 20 Business Days after the date of such search. Promptly following the Proxy Clearance Date (provided, however, that if the Proxy Clearance Date occurs prior to the No Shop Period Start Date, then the following actions in clauses (i) and (ii) shall be taken one Business Day following the No Shop Period Start Date and clause (iii) shall commence upon the filing of the definitive Proxy Statement), the Company shall (i) by resolutions of the Company Board, establish the earliest practicable record date for the Company Stockholder Meeting, (ii) by resolutions of the Company Board, establish the earliest practicable date for a special meeting of the Company stockholders to vote on a proposal to adopt this Agreement (the “Company Stockholder Meeting”) in accordance with the Company organizational documents and (iii) solicit proxies to obtain the Company Stockholder Approval at the Company Stockholder Meeting. In connection therewith, the Company Board shall duly call, give notice of, convene and hold the Company Stockholder Meeting within 30 Business Days after the definitive Proxy Statement is mailed to stockholders of the Company; provided, further, that the Company may adjourn or postpone, after consultation with Parent, and if requested by Parent in writing, shall adjourn or postpone, the Company Stockholder Meeting in compliance with applicable Laws if (1) there are holders of an insufficient number of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at such meeting (in which case the Company shall, and shall cause its proxy solicitor to use reasonable best efforts to, solicit as promptly as practicable the presence, in person or by proxy of a quorum), but only until there are a sufficient number of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting to obtain such a quorum, (2) on a date for which the Company Stockholder Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Company Stockholder Approval, in order to solicit additional proxies from stockholders for the purposes of obtaining the Company Stockholder Approval, but only until there are a sufficient number of shares of Company Common Stock present or represented by proxy at the Company Stockholder Meeting to obtain the Company Stockholder Approval or (3) to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Laws is disclosed to the Company stockholders; provided, however, that (A) with respect to an adjournment or postponement in the case of clauses (1) and (2), the Company shall not change the record date for the Company Stockholder Meeting without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed), (B) with respect to an adjournment or postponement in the case of clauses (1) and (2), adjourn the meeting to a date that is more than 15 Business Days after the date for which the Company Stockholder Meeting was originally scheduled without Parent’s prior written consent (not to be unreasonably withheld, conditioned or delayed) and (C) the Company may postpone or adjourn the Company Stockholder Meeting with Parent’s prior written consent. Notwithstanding the foregoing, in the event the Company postpones or adjourns the Company Stockholder Meeting pursuant to the foregoing sentence, the Company shall use its reasonable best efforts to reconvene and hold a Company Stockholder Meeting as promptly as reasonably practicable. Subject to any Adverse Recommendation Change as permitted by Section 4.6(c), the Company shall (x) recommend that the Company’s stockholders adopt this Agreement at the Company Stockholders Meeting and (y) use its reasonable best efforts to obtain the Company Stockholder Approval, including soliciting proxies therefor.
(b)   Except as permitted by Section 4.6(c), during the Pre-Closing Period, neither the Company Board nor any committee thereof shall: (i) fail to make, withdraw, qualify, amend or modify (or publicly propose to fail to make, withdraw, qualify, amend or modify) in a manner adverse to Parent, the Company Board Recommendation (an “Adverse Recommendation Change”); (ii) adopt, approve, endorse or recommend (or propose publicly to adopt, endorse, approve or recommend) any Acquisition Proposal, or cause or permit any Company Entity to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or analogous agreement or Contract which provides for, is intended to provide for or would reasonably be expected to provide for, directly or indirectly in, an Acquisition Proposal or Acquisition Transaction (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 4.4(b)); (iii) following public disclosure of an Acquisition Proposal, fail to reaffirm the Company Board Recommendation, within seven Business Days after Parent reasonably requests in writing that such recommendation or determination be reaffirmed or, if earlier, at least two Business Days prior to the Company Stockholder Meeting, which request may be made only once with respect any such Acquisition Proposal, except that Parent may make an additional request after any material change in the terms of such Acquisition Proposal; (iv) fail to include the Company Board Recommendation in the Proxy Statement or (v) fail to publicly announce, within ten Business Days after an Acquisition Proposal in respect of an Acquisition Transaction structured as a tender offer or exchange offer relating to the securities of the Company shall have been commenced, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer (any of the foregoing in clauses (i) through (v), a “Triggering Event”).
(c)   Notwithstanding anything contained in this Agreement to the contrary, at any time prior to obtaining the Company Stockholder Approval, the Company Board may effect an Adverse Recommendation Change, or, in the case of Section 4.6(c)(i), terminate this Agreement pursuant to Section 6.1(h), if:

(i)   (A) the Company has received an Acquisition Proposal from any Third Party that did not result from a material breach of Section 4.4; (B) such Acquisition Proposal has not been withdrawn; (C) the Company Board determines in good faith, after consultation with an independent financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and that, in light of such Superior Proposal (and absent any further revisions to the terms and conditions of this Agreement), the failure to make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 6.1(h), as applicable, would be inconsistent with the directors’ fiduciary duties under applicable Law (it being understood and agreed that such determination in and of itself shall not be deemed an Adverse Recommendation Change); (D) the Company provides to Parent written notice (“Notice of Change”) to the effect that the Company Board has determined in good faith, after consultation with an independent financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal and advises Parent that the Company Board intends to effect an Adverse Recommendation Change absent revisions to the terms and conditions of this Agreement that would cause such Acquisition Proposal to cease to be a Superior Proposal (it being agreed that the provision of such Notice of Change shall not constitute an Adverse Recommendation Change); (E) during the period from the time the Notice of Change is provided until 5:00 p.m., New York City time, on the fourth Business Day immediately following the day on which Company delivered the Notice of Change (such period, the “Notice of Change Period” (it being understood and agreed that each material revision, amendment, update or supplement to the terms and conditions of such Superior Proposal, including any revision in price or financing, in each case during such two Business Day period shall be deemed to constitute a new Acquisition Proposal and shall require a new written notice by the Company to Parent in compliance with clause (E), except the “Notice of Change Period” shall be the two Business Day period from the date of such notice), if requested by Parent, the Company and its Representatives engage in good faith negotiations with Parent and its Representatives, the intent and purpose of which is to amend this Agreement in such a manner that obviates the need for such Adverse Recommendation Change or the need to terminate this Agreement pursuant to Section 6.1(h), as applicable; (F) at the end of the Notice of Change Period, such Acquisition Proposal has not been withdrawn, and the Company Board reaffirms in good faith after consultation with its independent financial advisor and outside legal counsel that such Acquisition Proposal continues to constitute a Superior Proposal (taking into account any changes to the terms of this Agreement proposed by Parent as a result of the negotiations required by clause (E) or otherwise) and (G) the Company Board determines in good faith, after having consulted with its independent financial advisor and outside legal counsel, that, in light of such Superior Proposal, the failure to make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 6.1(h), as applicable, would be inconsistent with the directors’ fiduciary duties under applicable Law; or
(ii)   in response to an Intervening Event, only if: (A) the Company provides to Parent written notice, at least five Business Days prior to any meeting of the Company Board at which the Company Board will consider whether such Intervening Event requires the Company Board to take such action, specifying the date and time of such meeting and the reasons for holding such meeting, including a reasonably detailed description of facts relating to the underlying Intervening Event; (B) the Company Board determines in good faith, after consultation with an independent financial advisor and outside legal counsel, to effect an Adverse Recommendation Change absent any revision to the terms and conditions of this Agreement; (C) following such meeting, the Company provides to Parent written notice (a “Notice of Intervening Event”) to the effect that the Company Board has determined in good faith, after consultation with an independent financial advisor and outside legal counsel, that the Company Board proposes to effect an Adverse Recommendation Change absent any revision to the terms and conditions of this Agreement; (D) during the period from the time the Notice of Intervening Event is provided until 5:00 p.m., New York City time, on the fourth Business Day immediately following the day on which Company delivered the Notice of Intervening Event (such period, the “Notice of Intervening Event Period” (it being understood and agreed that each material development with respect to an Intervening Event during such four Business Day period shall require a new written notice by the Company to Parent in compliance with clause (C), except the “Notice of Intervening Event Period” shall be the three Business Day period from the date of such notice), if requested by Parent, the Company and its Representatives have engaged in good faith negotiations with Parent to amend this Agreement in such a manner that obviates the need for such Adverse Recommendation Change; (E) the Company Board has considered in good faith any revisions to the terms of this Agreement proposed by Parent as a result of the negotiations required by clause (D) or otherwise and (F) the Company Board determines in good faith (taking into account any changes to the terms of this Agreement proposed by Parent as a result of the negotiations required by clause (D) or otherwise), after consultation with its independent financial advisor and outside legal counsel, that the failure to make such an Adverse Recommendation Change in response to such Intervening Event would be inconsistent with the directors’ fiduciary duties under applicable Law.
(d)   Nothing in this Agreement shall prevent the Company Board from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 and Rule 14e-2 under the Exchange Act or (ii) making any “stop-look-and-listen” communication or similar communication of the type contemplated pursuant to Rule 14d-9 under the Exchange Act; provided, that any such disclosure or communication in each of clause (i) or (ii) shall be deemed to be an Adverse Recommendation Change if the Company fails to expressly and publicly reaffirm the Company Board Recommendation in such disclosure or communication.
(e)   Notwithstanding any Adverse Recommendation Change, unless earlier terminated in accordance with Section 6, this Agreement shall be submitted to the holders of the Company Common Stock at the Company Stockholder Meeting for the purpose of voting on the adoption of this Agreement.
4.7   Employee Benefits.
(a)   For a period of twelve months following the Closing Date, Parent shall provide, or shall cause to be provided, to each Continuing Employee, (i) annual base salary or base hourly wage and target annual cash bonus opportunity (as a percentage of base salary), in each case, that are no less favorable than the annual base salary or base hourly wage and target annual cash bonus opportunity (as a percentage of base salary) provided to such Continuing Employee immediately prior to the Closing and (ii) severance benefits that are no less favorable than the severance benefits provided to such Continuing Employee immediately prior to the Closing. Parent, or an Affiliate of Parent, shall establish a long-term incentive plan following the Closing and shall issue awards under such plan in consultation with the Chief Executive Officer of the Company. Through the end of the calendar year following the first anniversary of the Effective Time, Parent shall provide, or shall cause to be provided, to each Continuing Employee, health, welfare and retirement benefits that are no less favorable on a benefit-by-benefit basis than the health, welfare and retirement benefits provided to such Continuing Employee immediately prior to the Closing (excluding severance, defined benefit pension benefits, retiree welfare benefits, nonqualified deferred compensation benefits and change in control benefits). For purposes of eligibility, vesting, vacation entitlement, and severance under the employee benefit plans of Parent which provide benefits to Continuing Employees (the “Parent Plans”), Parent shall credit each Continuing Employee with his or her years of service with the Company Entities and any predecessor Entities, to the same extent as such Continuing Employee was entitled immediately prior to the Closing to credit for such service under any similar Company Plan; provided that such recognition of service shall not (i) operate to duplicate any benefits of a Continuing Employee with respect to the same period of service or (ii) apply to any Parent Plan that is grandfathered or frozen, either with respect to level of benefits or participation. Notwithstanding the foregoing, this Section 4.7(a) shall not apply to Continuing Employees who are covered by a collective bargaining agreement.
(b)   Parent shall (i) cause to be waived under any applicable Parent Plan any pre-existing condition limitations, actively-at-work requirements, exclusions and waiting periods to the extent waived or not applicable under, or previously satisfied by such Continuing Employee under, the relevant Company Plan and (ii) cause the Continuing Employees to be given credit under the applicable Parent Plan for amounts paid during the plan year in which such Continuing Employees commence participation in such Parent Plan for purposes of applying deductibles, co-payments, co-insurance and out-of-pocket maximums.

(c)   To the extent any employee notification or consultation requirements are imposed by applicable Laws with respect to any of the Transactions, Parent and the Company shall cooperate to ensure that such requirements are complied with prior to the Effective Time.
(d)   The Company shall provide to Parent copies of any written, broad-based communications with Company Associates regarding the impact of the Transactions on the Company Associate’s employment, compensation or benefits for Parent’s prior approval, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that no such prior approval shall be required in the event that Parent has previously approved the information contained in such communication.
(e)   Nothing in this Section 4.7 or elsewhere in this Agreement, expressed or implied, shall be construed to create a right in any Company Associate to employment with Parent, the Surviving Corporation or any of their Subsidiaries or shall, other than as may be required pursuant to Section 4.9, interfere with or restrict in any way the rights of Parent or any of its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between Parent, the Company or any of their respective Affiliates and the Continuing Employee. Nothing herein shall be construed to limit the right of Parent, the Surviving Corporation or any of their Subsidiaries to amend or terminate any Parent Plan, any Company Plan or any other employee benefit plan. Notwithstanding any provision in this Agreement to the contrary, nothing in this Section 4.7 shall create any third party rights, benefits or remedies of any nature whatsoever in any Company Associate (or any beneficiaries or dependents thereof) or any other Person that is not a party to this Agreement.
4.8   Indemnification of Officers and Directors.
(a)   From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation and its Subsidiaries, to indemnify and hold harmless each current or former director, officer or employee of the Company Entities, and each Person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of or for the benefit of the Company or any other Company Entity, in each case, prior to the Effective Time (the “Indemnified Parties”) to the fullest extent permitted under applicable Laws, against any costs or expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened Legal Proceeding, incurred in connection with, arising out of or otherwise related to any actual or threatened Legal Proceeding, in connection with, arising out of or otherwise related to matters existing or occurring or alleged to have occurred whether prior to, at or after the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any Entity if such service was at the request of or for the benefit of the Company). In the event of any such actual or threatened Legal Proceeding, Parent and the Surviving Corporation shall reasonably cooperate with the Indemnified Party in the defense of any such actual or threatened Legal Proceeding.
(b)   Prior to the Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ liability insurance, and (ii) the Company’s existing fiduciary liability insurance policies (collectively, the “D&O Policy”), in each case, for any claims reporting or discovery period of the Tail Period with respect to any claim related to matters existing or occurring at or prior to the Effective Time from the Company’s D&O Policy carrier as of the date of this Agreement or one or more insurance carriers with the same or better credit rating as such carrier with terms, conditions with respect to coverage, retention and amounts no less favorable in the aggregate than the D&O Policy; provided, that in no event shall the premium amount for such policies exceed the amount set forth in Section 4.8(b)(i) of the Company Disclosure Schedule. If the Company for any reason fails to obtain or Parent for any reason fails to cause to be obtained such “tail” insurance policies as of the Effective Time, for a period of six years following the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to be maintained in effect the D&O Policy covering claims arising from facts or events that occurred at or prior to the Effective Time to the extent that such claims are of the type covered by the D&O Policy (including for acts or omissions occurring in connection with this Agreement and the consummation of the Transactions to the extent that such acts or omissions are covered by the D&O Policy) and covering each Indemnified Party who is covered as of the Effective Time by the D&O Policy, in any case on terms with respect to coverage, retention and amounts that are no less favorable in the aggregate than those terms in effect on the date hereof; provided, that in no event shall Parent or the Surviving Corporation be required to expend in any one year an amount in excess of 300% of the larger of the current annual premium paid by the Company, as set forth in Section 4.8(b)(ii) of the Company Disclosure Schedules (the larger such amount, the “Maximum Annual Premium”); and provided further, that if the annual premium of such insurance coverage exceeds the Maximum Annual Premium, Parent and the Surviving Corporation shall be obligated to obtain a policy with the greatest comparable coverage available for a cost not exceeding the Maximum Annual Premium.
(c)   Parent and Merger Sub agree that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the Indemnified Parties as provided in the relevant applicable organizational documents of any Company Entity or in any agreement shall survive the consummation of the Transactions and shall continue in full force and effect.
(d)   During the Tail Period, Parent and the Surviving Corporation shall maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Company’s and any of its Subsidiaries’ organizational documents in effect immediately prior to the Effective Time, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Parties; provided, however, that all rights to indemnification in respect of any Legal Proceeding pending or asserted or any claim made within such period shall continue until the disposition of such Legal Proceeding or resolution of such claim.
(e)   The obligations under this Section 4.8 shall not be terminated, amended or otherwise modified without the prior written consent of such affected Indemnified Party or other person who is a beneficiary under the D&O Policy or the “tail” policy referred to in Section 4.8(b) (and, after the death of any of the foregoing persons, such person’s heirs and Representatives). Each of the Indemnified Parties or other persons who are beneficiaries under the D&O Policy or the “tail” policy referred to in Section 4.8(b) (and, after the death of any of the foregoing persons, such person’s heirs and Representatives) are intended to be third party beneficiaries of this Section 4.8, with full rights of enforcement as if a party thereto. The rights of the Indemnified Parties (and other persons who are beneficiaries under the D&O Policy or the “tail” policy referred to in Section 4.8(b) (and their heirs and Representatives)) under this Section 4.8 shall be in addition to, and not in substitution for, any other rights that such persons may have under the certificate of incorporation, bylaws or other equivalent organizational documents, any and all indemnification agreements of or entered into by any Company Entity, or applicable Laws (whether at law or in equity).
(f)   In the event that the Surviving Corporation or any of its Subsidiaries (or any of their respective successors or assigns) shall consolidate or merge with any other Person and shall not be the continuing or surviving corporation or Entity in such consolidation or merger, then in each case, to the extent necessary to protect the rights of the Indemnified Parties and other persons who are beneficiaries under the D&O Policy or the “tail” policy referred to in Section 4.8(b) (and their respective heirs and Representatives), proper provision shall be made so that the continuing or surviving corporation or Entity (or its successors or assigns, if applicable) shall assume the obligations set forth in this Section 4.8.
4.9   Regulatory Approvals and Related Matters.
(a)   Subject to Section 4.9(f) and Section 4.9(g), Parent and the Company shall cooperate with each other and use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Transactions as promptly as practicable following the date of this Agreement, including (i) preparing and filing as promptly as practicable after the date of this Agreement with any Governmental Authority all documentation to effect all necessary filings, notices, petitions, statements, registrations and submissions, in each case, as required to obtain the Required Regulatory Approvals, (ii) obtaining and maintaining all Required Regulatory Approvals and other Consents, waivers and other confirmations required to be obtained from any Governmental Authority that are necessary to consummate the Transactions, (iii) executing and delivering any additional instruments necessary to consummate the Transactions, and (iv) defending through litigation on the merits any Legal Proceeding, whether judicial or administrative, by any Person in order to avoid entry of, or to have vacated or terminated, any temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Transactions prior to the End Date; provided, that in no event shall Parent, Merger Sub or the Company be required to waive any right or condition set forth in this Agreement or any Transaction Document.
(b)   In furtherance and without limiting the generality of the foregoing, Parent and the Company shall promptly after the date of this Agreement, (i) prepare and file the notifications required under any applicable Law in connection with the Transactions that is designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (collectively, including the HSR Act, “Antitrust Laws”) (and file the notifications required under the HSR Act within ten Business Days), (ii) submit to the U.S. Department of State’s Directorate of Defense Trade Controls (“DDTC”) within 30 calendar days of the date of this Agreement any notifications regarding the Transactions required pursuant to Section 122.4 of the ITAR, (iii) prepare and file a draft CFIUS Notice, and, after receipt of confirmation reasonably acceptable to both Parent and the Company that CFIUS has no further comments or inquiries related to the draft CFIUS Notice, Parent and the Company shall, as promptly as practicable after such receipt, submit the CFIUS Notice, (iv) prepare and submit to DCSA or, to the extent applicable, any other agency of the U.S. government, notification of the Transactions pursuant to the NISPOM Rule, (v) make any filing or notice as known by the Parties to be required to be made by the Company under the Land Remote Sensing Policy Act and Communications Laws, (vi) prepare and file the notifications required, agreed to be appropriate or requested under Foreign Investment Laws, (vii) make each other appropriate filing required to obtain any other Required Regulatory Approvals, (viii) comply with any request under any of the applicable Laws for additional information, documents, or other materials received by each of them or any of their respective Subsidiaries or Affiliates from any Governmental Authority in respect of such filings or such requests, and in any event no later than required by such Governmental Authority, and (ix) cooperate with each other in connection with any such filing (including, to the extent permitted by applicable Laws, providing copies of all such documents to the non-filing parties prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith), and in connection with resolving any investigation or other inquiry of any Governmental Authority under any of the applicable Laws with respect to any such filing or any such investigation or inquiry, including, subject to the confidentiality provisions of the Confidentiality Agreement, and except where prohibited by applicable Law, promptly supplying each other with any information which may be required by a Governmental Authority and required by applicable Law in order to effectuate any filings (including applications) pursuant to (and to otherwise comply with its obligations set forth in) Section 4.9(a); provided, that Parent shall cause any Subsidiary, Affiliate or stockholder or other indirect equity holder of Parent to take any and all actions necessary for Parent and Company to fulfill their obligations under this Section 4.9(b), in each case, subject to Section 4.9(f) and Section 4.9(g).
(c)   All filing fees payable in connection with the filings, notices, petitions, statements, registrations or submissions contemplated by Section 4.9(b) shall be paid by Parent.
(d)   Each of Parent and the Company shall promptly provide notice to the other with respect to the receipt of: (i) any substantive communication from or with any Governmental Authority in connection with this Agreement or the Transactions; (ii) knowledge of the commencement of any Legal Proceeding by or before any Governmental Authority with respect to the Transactions (and shall keep the other Party reasonably informed as to the status of any such Legal Proceeding or threat); and (iii) any request by any official of any Governmental Authority for any amendment or supplement to any filing made pursuant to this Agreement or any information required to comply with any applicable Laws with respect to the Transactions. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to Section 4.9(a), Parent or the Company, as the case may be, shall promptly provide notice to the other of the occurrence of such event and cooperate in filing with the applicable Governmental Authority such amendment or supplement.
(e)   Parent and the Company shall work cooperatively in connection with obtaining any actions or Consents of any Governmental Authority with respect to the Transactions. In that regard, each Parent and the Company shall (i) consult with the other in good faith and consider the other’s views in good faith prior to taking a position with respect to or submitting any filing with any Governmental Authority; (ii) permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions and proposals before making or submitting any of the foregoing to any Governmental Authority by or on behalf of any Party in connection with any Legal Proceeding related solely to this Agreement or the Transactions (including any such Legal Proceeding relating to any Antitrust Laws); (iii) coordinate with the other in preparing and exchanging such information; (iv) promptly provide the other Parties (and their counsel) with copies of all filings, notices, analyses, presentations, memoranda, briefs, white papers, opinions, proposals and other submissions (and a summary of any oral presentations) made or submitted by such Party with or to any Governmental Authority related solely to this Agreement or the Transactions; and (v) not participate in any substantive meeting, teleconference or other communication with any Governmental Authority regarding the Agreement or the Transactions unless it, to the extent permitted by such Governmental Authority, gives the other the opportunity to attend and participate therein. Without limiting the foregoing or any of the other provisions of this Section 4.9, (A) Parent and the Company shall jointly devise and implement the strategy of the Parties with respect to seeking any actions or Consents of any Governmental Authority pursuant or in relation to the Land Remote Sensing Policy Act, Communications Laws, CFIUS Laws, NISPOM Rule, and any Foreign Investment Law, including, without limitation, taking into consideration such actions that seek to have the least impact on the Company and Parent, and (B) Parent shall have the principal responsibility, in consultation with the Company and subject to the other provisions of this Section 4.9, to devise and implement the strategy of the Parties with respect to seeking any actions or Consents of any Governmental Authority pursuant to any Antitrust Law.
(f)   With respect to the CFIUS Approval, DCSA Approval and any Foreign Investment Approvals (excluding, for the avoidance of doubt, any other Consents or Required Regulatory Approvals, which are subject to Section 4.9(g)), the reasonable best efforts referred to in Section 4.9(a) shall include Parent taking, and causing any Subsidiary, Affiliate or stockholder or other indirect equity holder of Parent to take, all actions necessary to satisfy, as promptly as practicable, all conditions, undertakings and requirements as may be necessary or appropriate to obtain expeditiously all such Consents, and to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to avoid or eliminate each and every impediment asserted by CFIUS, DCSA or under any Foreign Investment Laws, including agreeing to any conditions sought or imposed by CFIUS or DCSA or under the Foreign Investment Laws, in any event, to permit the Closing by the End Date; provided that Parent and the Company shall not be required to take or agree to take any action that is not conditioned upon consummation of the Transactions.
(g)   With respect to all other required Consents from Governmental Authorities, including the Required Regulatory Approvals (excluding the CFIUS Approval, DCSA Approval and any Foreign Investment Approvals, which are subject to Section 4.9(f)), the reasonable best efforts referred to in Section 4.9(a) shall include Parent and the Company taking all actions necessary to satisfy, as promptly as practicable, all conditions, undertakings and requirements as may be necessary or appropriate to obtain expeditiously all such Consents from Governmental Authorities, and to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to avoid or eliminate each and every impediment asserted in connection with any such Consent or Required Regulatory Approval, in any event and in each case, to permit the Closing to occur by the End Date, including: (i) Parent and the Company disposing of, transferring or exclusively licensing, or causing any of their respective Subsidiaries, including the Company Entities, to dispose of, transfer or exclusively license, any assets, businesses or product lines of either Parent or the Company to any Person (other than Parent or the Company), or Parent and the Company committing to (or causing any of their respective Subsidiaries, including the Company Entities, to commit to) dispose of, transfer or exclusively license any assets, businesses or product lines of either Parent or the Company to any Person (other than Parent or the Company); (ii) Parent and the Company discontinuing or causing any of their respective Subsidiaries, including the Company Entities, to discontinue, or committing to (or causing any of their respective Subsidiaries, including the Company Entities, to commit to) discontinue, offering any product or service; (iii) Parent and the Company licensing or otherwise making available, or causing any of their respective Subsidiaries, including the Company Entities, to license or otherwise make available, to any Person (other than Parent or the Company) any Intellectual Property, or committing to (or causing any of their respective Subsidiaries, including the Company Entities, to commit to) license or otherwise make available to any Person (other than Parent or the Company) any Intellectual Property; (iv) Parent and the Company holding separate or causing any of their respective Subsidiaries, including the Company Entities, to hold separate any assets, businesses or operations (either before or after the Effective Time), or committing to (or causing any of their respective Subsidiaries, including the Company Entities, to commit to) hold separate any assets, businesses or operations or (v) Parent and the Company making or causing any of their respective Subsidiaries, including the Company Entities, to make any commitment, or committing to (or causing any of their respective Subsidiaries, including the Company Entities, to commit to) make any commitment (to any Governmental Authority or otherwise) regarding their future operations or the future operations of their respective Subsidiaries, including any Company Entity; provided, that (x) the Company shall not, and shall cause the other Company Entities not to, take or agree to take any of the actions in clauses (i), (ii), (iii), (iv) and (v) without the prior written consent of Parent; (y) neither Parent nor the Company shall be required to take or agree to take any action that is not conditioned upon consummation of the Transactions; and (z) for the avoidance of doubt, the obligations of Parent in this Section 4.9(g) apply only with respect to Parent and its Subsidiaries and not to any Affiliate or stockholder or other indirect equity holder of Parent (including the Preferred Equity Investor Parties).
4.10   Public Disclosure.   Parent and the Company have agreed to the text of the joint press release announcing the signing of this Agreement. Thereafter, the Company and Parent shall consult with each other, provide each other with a reasonable opportunity for review and give due consideration to reasonable comments by each other prior to issuing any further press release or otherwise making any other public statement disclosures, filings or communications with respect to the Transactions, except (a) as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange, interdealer quotation service, the NYSE or TSX, (b) with respect to any Adverse Recommendation Change made in compliance with Section 4.6(c) or (c) with respect to the Parties’ disclosures or communications with any Governmental Authority regarding the Proxy Statement or any Required Regulatory Approvals as contemplated by this Agreement. Notwithstanding the foregoing, in addition the exceptions set forth in clauses (a) through (c) of the preceding sentence, (x) each of the Company and Parent (and Representatives thereof, stockholders or other indirect equity holders of Parent and each Sponsor) may make any public statement, disclosure or communication (1) so long as such statements, disclosures and communications regarding the Transactions are substantially consistent with previous press releases, public disclosures or public statements or announcements made jointly by the Parties (or individually, if previously approved by the other Parties) and (2) in connection with a Legal Proceeding where the Company or any of its Affiliates, on the one hand, and Parent or any of its Affiliates, on the other hand, are adverse parties or reasonably likely to become adverse parties and (y) Parent and its stockholders or other indirect equity holders and each Sponsor may make disclosures or communications with respect to the Transactions to existing or prospective general or limited partners, investors or clients of such Person or any Affiliates of such Person, in each case subject to customary confidentiality restrictions.
4.11   Redemption of Notes.   With respect to the Notes:
(a)   Within four Business Days of receiving written notice from Parent instructing the Company to issue or cause to be issued a Conditional Redemption Notice (which written notice from Parent shall specify the expected Closing Date), the Company shall issue a conditional notice of redemption in respect of all of the outstanding aggregate principal amount of each series of Notes in accordance with the terms of the applicable Indenture governing such series of Notes and in a form reasonably acceptable to the Company and Parent (each such notice, a “Conditional Redemption Notice”). Parent and the Company hereby agree that any Conditional Redemption Notice shall be delivered by the Company at least ten days but not more than 60 days before the redemption date of the applicable series of Notes (subject to extension to the extent permitted by the applicable Indenture) (the “Redemption Period”).

(b)   Parent shall fund or cause to be funded to, or as directed by, the Company prior to 10:00 a.m. New York City time on the Closing Date (or such earlier time or date as the trustee under each applicable Indenture may require) an amount sufficient to satisfy in full all amounts due in connection with the redemption of the Notes in accordance with the applicable Indenture (including, for the avoidance of doubt, any redemption premium or interest payable in respect of such redemption).
(c)   To the extent the Company delivers a Conditional Redemption Notice in accordance with this Section 4.11, the Company shall take such actions that are reasonably necessary to facilitate the redemption of each series of Notes pursuant to the terms of the applicable Indenture, including the delivery of customary legal opinions and officer’s certificates to the trustee and collateral agent for the Notes, and, subject to Parent’s satisfaction of its obligations under this Section 4.11, the Company shall redeem each series of Notes, and use its reasonable best efforts to deliver or cause to be delivered customary evidence of the release of the Liens securing each such series of Notes in accordance with the terms of the applicable Indenture, at the Closing; provided, that (i) within three Business Days of receiving written notice from Parent instructing the Company to delay the redemption date in respect of a series of Notes to a subsequent redemption date within the Redemption Period (as extended to the extent permitted by the applicable Indenture), the Company shall (in accordance with the terms of the applicable Indenture) amend the applicable Conditional Redemption Notice setting forth such new subsequent redemption date in respect of such series of Notes and (ii) in the event the Closing Date shall be a date not within the Redemption Period (as extended) in respect of a series of Notes, in lieu of redeeming the applicable series of Notes the Company shall take such actions as are reasonably necessary to effectuate the satisfaction and discharge of such series of Notes and facilitate the release of the Liens securing such series of Notes, including delivery of customary legal opinions and officer’s certificates to the trustee and collateral agent for the Notes, on the Closing Date (provided that Parent shall fund or cause to be funded to, or as directed by, the Company prior to 10:00 a.m. New York City time on the Closing Date (or such earlier time or date as the trustee under the applicable Indenture may require) an amount sufficient to satisfy in full all amounts due in connection with the satisfaction and discharge of the applicable series of Notes (including, for the avoidance of doubt, any redemption premium or interest payable in respect of such satisfaction and discharge)).
4.12   Termination of Credit Agreement.
(a)   The Company shall:
(i)   prior to the Closing, (A) deliver (or cause to be delivered) notices of prepayment or termination of the Credit Agreement (which notices may be conditioned upon the consummation of the Closing) within the time periods required thereunder and (B) take all other actions reasonably required to facilitate the termination of the commitments thereunder and the release of any Liens and termination of all guarantees granted in connection therewith, in each case on the Closing Date, subject to the payment by Parent of the Payoff Amount pursuant to Section 4.12(b); and
(ii)   at least one Business Day prior to the Closing Date, deliver or cause to be delivered to Parent in escrow (subject to release on the Closing Date) a duly executed customary payoff letter, in form reasonably acceptable to Parent, from the administrative agent and collateral agent under the Credit Agreement (the “Payoff Letter”), (A) specifying the total payment required to be made as of the Closing Date to repay in full all obligations under the Credit Agreement (including interest, premiums, penalties, make-whole payments, breakage costs and other fees and expenses (if any) that are required to be paid by any Company Entity as a result of such repayment on the Closing Date), together with pay-off instructions for making such repayment on the Closing Date (such amounts, the “Payoff Amount”), (B) providing for the release of all Liens securing obligations under, and all guarantees of, the Credit Agreement upon the receipt by such holders of the Payoff Amount and (C) providing that, upon receipt of the Payoff Amount, the obligations under the Credit Agreement shall be repaid in full.
(b)   Subject to the terms and conditions of this Agreement, upon the Closing, Parent shall pay or cause to be paid on behalf of the Company Entities, by wire transfer of immediately available funds,

the Payoff Amount pursuant to the instructions contained in the Payoff Letter delivered to Parent in accordance with Section 4.12(a).
4.13   Financing.
(a)   None of the Preferred Equity Issuer, Parent or Merger Sub shall (i) permit, consent or agree to any amendment, replacement, supplement or other modification of, or waive any of its rights or any other party’s obligations under, any Financing Commitment, Closing Payments Letter or, to the extent entered into prior to the Closing Date, Definitive Agreement, in each case, without the prior written consent of the Company, if such amendment, replacement, supplement or other modification or waiver would or would reasonably be expected to (A) reduce the aggregate amount of the Financing below the Required Financing Amount, (B) impose new or additional, or adversely modify any existing, conditions precedent to the receipt of any Financing to be funded on the Closing Date, (C) adversely affect the ability of Parent or the Preferred Equity Issuer to enforce its rights against the other parties to the Financing Commitments or, to the extent entered into prior to the Closing Date, the Definitive Agreements, in each case, relative to the ability of Parent or the Preferred Equity Issuer to enforce its rights against the other parties to the Financing Commitments as in effect on the date hereof, (D) prevent or materially delay the Closing or the consummation of the Transactions or (E) solely with respect to the Preferred Equity Commitment Letter (or, to the extent entered into prior to the Closing Date, any Definitive Agreement with respect to the Preferred Equity Financing), add or join as a Debt/Preferred Equity Financing Source any Entity that is a Foreign Person (clauses (A) through (E), collectively, the “Prohibited Modifications”) or (ii) terminate any Financing Commitment (except in connection with any replacement of any Financing Commitment that does not constitute or effect a Prohibited Modification) or, to the extent entered into prior to the Closing Date, any Definitive Agreement. Parent shall promptly deliver to the Company copies of any such amendment, replacement, supplement, termination, modification or waiver. Upon any amendment, replacement, supplement, modification of or waiver under any Equity Commitment Letter, the Debt Commitment Letter or the Preferred Equity Commitment Letter not in violation of this Section 4.13(a), the terms “Equity Commitment Letter”, “Debt Commitment Letter” and “Preferred Equity Commitment Letter” shall mean the Equity Commitment Letter, Debt Commitment Letter and Preferred Equity Commitment Letter, as applicable, as so amended, replaced, supplemented or modified or subject to such waiver in accordance with this Section 4.13(a).
(b)   The Preferred Equity Issuer, Parent and Merger Sub shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things proper, advisable or necessary to consummate and obtain the Financing by the Closing Date on the terms and subject only to the conditions described in the Financing Commitments (as such terms may be modified or adjusted in accordance with the terms of, and within the limits of, the “flex” provisions contained in the Debt Closing Payments Letter) or on other terms acceptable to Parent that would not effect a Prohibited Modification, including using reasonable best efforts to (i) maintain in effect the Financing Commitments in accordance with the terms and subject to the conditions thereof (subject to Parent’s ability to increase the amount of any Financing, provided that such increase does not effect a Prohibited Modification), (ii) negotiate definitive Contracts with respect thereto on the terms and conditions contained therein and without effecting any Prohibited Modification (the “Definitive Agreements”), (iii) satisfy at or prior to the Closing all conditions to the funding of the Financing at the Closing applicable to Parent or the Preferred Equity Issuer, as applicable, in the Financing Commitments and, to the extent entered into prior to the Closing Date, the Definitive Agreements that are within their respective control, (iv) draw or otherwise obtain the Financing at the Closing in the Required Financing Amount and (v) timely enforce their rights under the Financing Commitments and, to the extent entered into prior to the Closing Date, the Definitive Agreements. Subject to Section 4.13(f), upon written request by the Company, Parent shall keep the Company informed on a current basis in reasonable detail of the status of its and the Preferred Equity Issuer’s efforts to obtain and consummate the Financing; provided that, notwithstanding the foregoing or anything to the contrary in this Section 4.13, in no event shall Parent have any obligation to disclose any information pursuant to this Section 4.13 that would waive the protection of attorney-client or similar privilege if Parent has used its reasonable best efforts to disclose the substance of such information in a way that would not waive such privilege (provided, that Parent shall, to the extent reasonably practicable, provide the Company with written notice that it is withholding or otherwise not providing access to such information, and the Parties shall cooperate in good faith to develop substitute arrangements that would not reasonably be expected to so result in the loss of attorney-client or similar privilege). Without limiting the generality of the foregoing, in the event that all conditions contained in any Financing Commitment (or, to the extent entered into prior to the Closing Date, any Definitive Agreement) and this Agreement (other than, in each case, those conditions that by their nature are to be satisfied or waived at Closing), in each case, have been satisfied or waived, the Preferred Equity Issuer and Parent, as applicable, shall use their reasonable best efforts to cause the Debt/Preferred Equity Financing Sources, as applicable, to comply with their respective obligations thereunder, including to fund the applicable portion of the Financing.
(c)   In the event (i) any portion of the Debt/Preferred Equity Financing required to consummate the Transactions on the Closing Date becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable (in each case, as such terms may be modified or adjusted in accordance with the terms of, and within the limits of, the “flex” provisions contained in the Debt Closing Payments Letter), or (ii) the Debt Commitment Letter, the Preferred Equity Commitment Letter or, to the extent entered into prior to the Closing Date, any of the Definitive Agreements shall be withdrawn, repudiated, terminated or rescinded, in the case of each of clauses (i) and (ii), regardless of the reason therefor, such that the aggregate amount of the Financing would be less than the Required Financing Amount, Parent and, in the case of the Preferred Equity Financing, the Preferred Equity Issuer shall (x) promptly notify the Company and (y) use its reasonable best efforts to arrange and obtain, as promptly as practicable, financing from the same or alternative sources (the “Alternative Debt/Preferred Equity Financing”) in the Required Financing Amount, the economic terms, negative covenants and financial covenants of which, taken as a whole, are no less favorable, in any material respect, to the Preferred Equity Issuer or Parent, as applicable, than as set forth in the Preferred Equity Commitment Letter or the Debt Commitment Letter, as applicable, in effect as of the date hereof (assuming for purposes hereof that all “flex” provisions contained in the Debt Closing Payments Letter have been exercised); provided, that nothing herein or in any other provision of this Agreement shall require, and in no event shall the reasonable best efforts of Parent be deemed or construed to require, (aa) the Preferred Equity Issuer, Parent or any of their Affiliates to waive any term or condition of this Agreement, (bb) Parent, the Preferred Equity Issuer or any of its Affiliates to pay any fees or other amounts in excess of those contemplated by the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable, as of the date of this Agreement (in each case, assuming for purposes hereof that all “flex” provisions contained in the Debt Closing Payments Letter), (cc) Parent or any of its Affiliates to replace any portion of the Debt Financing with preferred equity financing, (dd) Parent or any of its Affiliates to seek any additional common equity financing or commitments or (ee) the Preferred Equity Issuer or Parent to agree to any Alternative Debt/Preferred Equity Financing the terms of which violate or are prohibited by the terms of any other Financing (as in effect on the date hereof). In the event that Alternative Debt/Preferred Equity Financing is arranged in accordance with this Section 4.13(c), (A) the terms “Debt Commitment Letter” or “Preferred Equity Commitment Letter,” as applicable, shall be deemed to include the commitment letters for such Alternative Debt/Preferred Equity Financing (as amended, replaced, supplemented or modified in accordance with Section 4.13(a)), (B) the terms “Debt Financing” or “Preferred Equity Financing,” as applicable, shall be deemed to include such Alternative Debt/Preferred Equity Financing and (C) the term “Debt/Preferred Equity Financing Sources” shall be deemed to include the lender parties or investor parties to the commitment letters for such Alternative Debt/Preferred Equity Financing. In the event that Alternative Debt/Preferred Equity Financing shall be obtained pursuant to this Section 4.13(c), Parent and the Preferred Equity Issuer shall comply with the covenants and prohibitions in Section 4.13(a) and Section 4.13(b) with respect to such Alternative Debt/Preferred Equity Financing and related commitment letters. Upon written request by the Company, Parent shall keep the Company informed on a current basis in reasonable detail of the status of its efforts to obtain and consummate the Alternative Debt/Preferred Equity Financing; provided, that notwithstanding the foregoing or anything to the contrary in this Section 4.13, in no event shall Parent have any obligation to disclose any information pursuant to this Section 4.13 that would waive the protection of attorney-client or similar privilege if Parent has used its reasonable best efforts to disclose the substance of such information in a way that would not waive such privilege (provided, that Parent shall, to the extent reasonably practicable, provide the Company with written notice that it is withholding or otherwise not providing access to such information, and the Parties shall cooperate in good faith to develop substitute arrangements that would not reasonably be expected to so result in the loss of attorney-client or similar privilege).
(d)   Prior to the Closing, the Company shall (i) as promptly as reasonably practicable, provide Parent with the Required Information in Compliant form (provided that the filing of the financial statements contemplated by the Required Information in Compliant form on Form 10-K or Form 10-Q with the SEC will satisfy the delivery requirement of this clause) and (ii) to the extent Parent may reasonably request in connection with the Debt Financing (and, solely with respect to clauses (iv)(B) and (vii) below, the Preferred Equity Financing), use its reasonable best efforts to, and shall use its reasonable best efforts to cause its officers, employees and advisors to use their reasonable best efforts to, provide to Parent such cooperation as is customary for financings of the type contemplated by the Debt Commitment Letter (and, solely with respect to clauses (iv)(B) and (vii) below, the Preferred Equity Commitment Letter), including using reasonable best efforts to:
(i)   assist with the negotiation, execution and delivery of definitive financing documents (including any loan agreement, pledge and security documents, currency or interest hedging agreement, control agreements and related deliverables (including any schedules and exhibits thereto)) with respect to the Debt Financing as may be reasonably requested by Parent;
(ii)   make senior management of the Company reasonably available for meetings, conference calls, due diligence sessions and sessions with ratings agencies at mutually agreeable times and upon reasonable notice;
(iii)   assist with the preparation of any confidential information memorandum or similar documents required in connection with the Debt Financing and, as promptly as reasonably practicable, furnish Parent with supplements to the Required Information to the extent necessary to ensure that the Required Information remains Compliant;
(iv)   ensure that the chief financial officer or similar officer of the Company executes (A) prior to the Closing, customary “authorization” letters in connection with bank information memoranda authorizing the distribution of information to prospective lenders, containing a “10b-5 representation” consistent with that set forth in the Debt Commitment Letter and identifying any portion of such information that constitutes material, nonpublic information regarding the Company Entities and (B) at the Closing, a solvency certificate in the forms required by the Debt Commitment Letter and the Preferred Equity Commitment Letter (it being understood and agreed that execution thereof will only be required of such officers of the Company who retain their respective positions as of the Closing);
(v)   facilitate the pledging of, and granting of security interests in, collateral and the perfection of the applicable security interests (including obtaining insurance certificates with customary endorsements as required by the Debt Financing);
(vi)   ensure that the syndication efforts in respect of the Debt Financing benefit from the existing lending relationships of the Company;
(vii)   furnish Parent and the Debt/Preferred Equity Financing Sources promptly, and in any event no later than four Business Days prior to the Closing Date, with all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been reasonably requested by Parent at least nine Business Days prior to the Closing Date;
(viii)   cause the taking of corporate and other actions by the Company that are reasonably necessary to permit the consummation of the Debt Financing on the Closing Date; it being understood and agreed that (A) no such corporate or other action will take effect prior to the Closing and (B) any such corporate or other action will only be required of the directors, members, partners, managers or officers of the Company Entities who retain their respective positions as of the Closing;

(ix)   consent to the reasonable use of the logos of each Company Entity in connection with the Debt Financing in a manner that is customary for financing transactions of the type contemplated by the Debt Commitment Letter; it being understood that such logos will not be used in a manner that is intended to or reasonably likely to harm or disparage any Company Entity or the reputation or goodwill of any Company Entity;
(x)   assist Parent in its obtaining corporate and facilities ratings in connection with the Debt Financing; and
(xi)   in connection with the marketing effort contemplated by the Debt Commitment Letter and upon reasonable request of the Parent, file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to any Company Entity or any of their respective securities which Parent reasonably determines (and the Company does not reasonably object) to include in customary marketing materials for the Debt Financing (provided that the Company will be afforded reasonably adequate time to review such request and shall be reasonably satisfied with such filing);
provided that notwithstanding anything in this Agreement to the contrary, (A) no Company Entity shall be required to provide cooperation or take action under this Section 4.13(d) (1) to the extent it would, in the Company’s reasonable judgment, materially interfere with the normal ongoing business or operations of any Company Entity (it being understood and agreed that the actions specified in clauses (i) through (xi) of this Section 4.13(d) do not materially interfere with the business or operations of any Company Entity), (2) that would reasonably be expected to cause any condition to Closing set forth in Section 5 to fail to be satisfied, (3) that involves any actions that would reasonably be expected to conflict with, result in a violation or breach of, or default (with or without notice, lapse of time or both) under any applicable Law, this Agreement, their organizational documents or any Material Contract, (4) that would reasonably be expected to cause any director, officer or employee of any Company Entity or any of their respective Affiliates to incur any personal liability, (5) that directly or indirectly requires any Company Entity to pay any commitment or other fee unless and until the Closing occurs, (6) other than with respect to the “authorization” letters contemplated in clause (iv)(A) above and the Form 8-K contemplated by clause (xi) above, requires any Company Entity to have any liability or obligation under any loan agreement or any related document or any other Contract or document related to the Debt Financing, unless and until the Closing occurs, (7) to the extent it would, in the Company’s reasonable judgement, require it to prepare any financial statements or information that are not available to it and prepared in the ordinary course of its financial reporting practice, (8) that would reasonably be expected to cause any representation or warranty in this Agreement to be breached by any Company Entity or (9) that requires any Company Entity to execute or deliver any certificate, opinion, document, instrument or agreement, or agree to any change or modification of any existing certificate, opinion, document, instrument or agreement, in each case, prior to the Closing (other than the obligation to deliver the customary “authorization” letter referenced above and the Form 8-K contemplated by clause (xi) above) (it being understood that no obligations of any Company Entity under any certificate, opinion, document, instrument or agreement delivered pursuant to this Section 4.13(d) (other than such “authorization” letter) shall be required to be effective prior to the Closing), and (B) counsel to the Company and its Subsidiaries shall not be required to provide any legal opinions, in each case, other than as expressly set forth in Section 4.11.
(e)   To the extent the Closing Date does not occur, Parent shall indemnify and hold harmless each Company Entity, and their respective Representatives and Affiliates, from and against any and all loss, liability, damages, cost or expense (including reasonable legal fees and expenses) (collectively, “Losses”) incurred by any of them in connection with the Company’s compliance with Section 4.11, Section 4.12 and Section 4.13(d) and the arrangement of the Debt Financing and the utilization of any information in connection therewith, except to the extent such Losses arise out of or result from (A) any material inaccuracy in any information provided by or on behalf of any Company Entity or (B) the gross negligence, fraud or willful misconduct by the Company or any of its Affiliates. To the extent the Closing Date does not occur, Parent shall promptly and in no event later than within 10 days of the Company’s written request therefor, reimburse the Company and its Subsidiaries for all reasonable and documented expenses incurred by any of them or their Representatives in connection with fulfilling their respective obligations pursuant to Section 4.11, Section 4.12 and Section 4.13(d) (including reasonable and documented out-of-pocket attorneys’ fees).
(f)   Parent shall give the Company prompt written notice of (i) any actual or threatened breach by any party of any material term or condition of the Financing Commitments of which Parent, the Preferred Equity Issuer or any of its Affiliates becomes aware, (ii) any actual or threatened cancellation, termination or rescission of the Financing Commitments or (iii) any event, information, development or circumstance that would reasonably be expected to result in any condition precedent to the funding of the Financing on the Closing Date not being satisfied at the Closing Date.
4.14   Resignation of Directors.   Upon Parent’s written request at least 10 Business Days prior to the Closing Date, the Company shall use its reasonable best efforts to cause any member of the Company Board to execute and deliver a letter effectuating his or her resignation as a member of the Company Board, subject to and effective as of the Effective Time (it being understood that such resignation shall not constitute a voluntary termination of employment under any Company Plan applicable to such individual’s status as a corporate officer or director of a Company Entity).
4.15   Section 16 Matters.   Prior to the Effective Time, the Company and Parent shall take all actions that may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent or the Company to be exempt under Rule 16b-3 under the Exchange Act, to the extent permitted by applicable Laws.
4.16   Stockholder Litigation.   Without limiting in any way the respective obligations of Parent and the Company under Section 4.1 and Section 4.9, in the event any stockholder litigation related to this Agreement or the Transactions is brought against the Company or any Indemnified Party (such litigation, “Stockholder Litigation”), each of Parent and the Company shall give the other the a reasonable opportunity to participate in the defense or settlement of such Stockholder Litigation, and no such settlement shall be agreed to, and no agreement or arrangement with any stockholder shall be entered into by Parent or the Company outside the ordinary course of business, without the prior written consent of the other, which consent with respect to any such settlement shall not be unreasonably withheld, conditioned or delayed. Each of Parent and the Company shall cooperate, and shall use its reasonable best efforts to cause its Representatives to cooperate, in the defense against such claim or Legal Proceeding; provided that the Company shall in any event control such defense or settlement and, for the avoidance of doubt, the disclosure of information to Parent in connection therewith shall be subject to Section 4.17; provided, further, that the Company may not settle Stockholder Litigation without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed, if, in connection with such settlement, (a) no equitable or injunctive relief is granted as part of such settlement and (b) to the extent such parties are named in such litigation, such settlement includes an express, complete and unconditional release of Parent and its directors, officers, employees and agents with respect to all claims asserted in such litigation to the extent applicable).
4.17   Access and Investigation.
(a)   During the Pre-Closing Period, subject to generally applicable health and safety protocols and upon reasonable advance notice, the Company shall, and shall cause each other Company Entity to, solely for the purposes of consummating the Transactions: (i) provide Parent and its Representatives with reasonable access during normal business hours to their respective employees and to existing books, records, work papers and other documents and information relating to any Company Entity, in each case as reasonably requested by Parent; and (ii) provide the Parent and its Representatives with such copies of the existing books, records, work papers and other documents and information relating to it or any Company Entity that is reasonably requested by Parent; provided that (A) notwithstanding anything to the contrary set forth herein, neither the Company nor any other Company Entity shall be required to provide or cause to be provided any such access or furnish any such information or documents to the extent doing so would: (1) violate any applicable Laws (including COVID-19 Measures); (2) waive or give rise to a material risk of waiving any attorney-client or other applicable privilege or protection concerning pending or threatened (in writing) Legal Proceedings; (3) in light of COVID-19, jeopardize the health and safety of any officer or employee of the Company Entity; (4) result in the disclosure of any trade secrets in a manner that would result in any such trade secrets no longer being protected as such under applicable Law following such disclosure; (5) cause a breach of any Contract with a third party; (6) result in the disclosure of information or access that is reasonably pertinent to a Legal Proceeding where the Company or any of its Affiliates, on the one hand, and Parent or any of its Affiliates, on the other hand, are adverse parties or reasonably likely to become adverse parties; provided, however, that, the Company shall give notice to Parent of the fact that it is withholding such information or documents and thereafter the Company shall reasonably cooperate with Parent to allow the disclosure of such information (or as much of it as possible) in a manner that would not violate any of clauses (1) through (5), and (B) in no event shall the work papers of the Company Entities’ independent accountants and auditors be accessible to Parent or any of its Representatives unless and until such accountants and auditors have provided a consent related thereto in form and substance reasonably acceptable to such auditors or independent accountants. Any access granted in connection with a request made pursuant to this Section 4.17(a) shall be conducted in such a manner so as not to unreasonably interfere with any of the businesses, properties or assets of the Company Entities. Notwithstanding the foregoing, Parent and its Representatives shall not be permitted to perform any onsite procedure (including any onsite environmental study) with respect to any property of the Company Entities.
(b)   Without limiting the generality of the other provisions of this Section 4.17, the Company and Parent, as each deems advisable and necessary, after consultation with their respective outside legal counsel, may reasonably designate competitively sensitive information and documents as “Outside Counsel Only Information.” Such information and documents shall only be provided to the outside legal counsel of the Company or Parent (as the case may be), or subject to such other similar restrictions mutually agreed to by the Company and Parent, and subject to any amendment, supplement or other modification to the Confidentiality Agreement or additional confidentiality or joint defense agreement between or among the Company and Parent; provided, however, that, subject to any applicable Laws relating to the exchange of information, and in a manner that is not reasonably likely to waive any applicable legal privilege, the outside legal counsel receiving such information and documents may prepare one or more reports summarizing the results of any analysis of any such shared information and documents, and disclose such reports, other summaries or aggregated information derived from such shared information and documents to Representatives of such outside legal counsel’s client.
(c)   To the extent that any of the information or documents furnished or otherwise made available pursuant to this Section 4.17 or otherwise in accordance with the terms and conditions of this Agreement or the Confidentiality Agreement constitutes information or documents that may be subject to an attorney-client privilege or protection (including attorney-client privilege, attorney work-product protections and confidentiality protections) or any other applicable privilege or protection concerning pending or threatened (in writing) Legal Proceedings, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material and information is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or information or its continued protection under such privileges and protections.
(d)   No access or information provided to Parent or any of its Representatives or to the Company or any of its Representatives following the date of this Agreement, whether pursuant to this Section 4.17 or otherwise, shall affect or be deemed to affect, modify or waive the representations and warranties of the Parties set forth in this Agreement and, for the avoidance of doubt, all information and documents disclosed or otherwise made available pursuant to Section 4.5, Section 4.9, this Section 4.17 or otherwise in connection with this Agreement and the Transactions shall be governed by the terms and conditions of the Confidentiality Agreement (it being understood that except that, notwithstanding this Section 4.17, Parent and Merger Sub shall be permitted to disclose such information to the Debt Financing Sources, other potential sources of capital, rating agencies and prospective lenders during syndication of the Debt Financing or any permitted replacement, amended, modified or alternative financing subject to the potential sources of capital, ratings agencies and prospective lenders and investors entering into customary confidentiality undertakings with respect to such information (including through a notice and undertaking in a form customarily used in confidential information memoranda for senior credit facilities)) and subject to applicable Laws relating to the exchange or sharing of information and any restrictions or requirements imposed by any Governmental Authority.
4.18   Stock Exchange Delisting; Deregistration.   Prior to the Closing Date, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary or advisable on its part pursuant to applicable Law and the rules and regulations of NYSE or TSX to enable (a) the delisting of the Company Common Stock from NYSE and TSX, (b) the deregistration of the Company Common Stock pursuant to the Exchange Act and (c) the Company to cease being a reporting issuer in each of the provinces of Canada, in each case, as promptly as practicable after the Effective Time (in the case of clause (a)) or such delisting (in the case of clause (b) and (c)).
4.19   Parent Consent.   Immediately following the execution and delivery hereof, Parent, as the sole stockholder of Merger Sub, shall adopt a resolution by written consent adopting this Agreement and approving the Transactions.
4.20   Company Stock-Based Awards.   Prior to the Effective Time, the Company shall deliver all required notices to each holder of Company Stock-Based Awards, setting forth each holder’s rights pursuant to the respective Company Equity Plan and stating that such Company Stock-Based Awards shall be treated in the manner set forth in Section 1.7.
4.21   Third-Party Consents.   During the Pre-Closing Period, the Company shall use commercially reasonable efforts to seek the Consents of each of the parties (other than the Company Entities) to the Contracts listed on Section 4.21 of the Company Disclosure Schedule; provided that, this Section 4.21 shall not require any Company Entity to (a) make any payment or provide any value or other consideration (including increased or accelerated payments) or (b) incur any liability (it being understood and agreed that no breach of this Section 4.21 shall have any effect on, or be considered with respect to, whether the condition set forth in Section 5.2(b) has been satisfied).
Section 5.   Conditions to Closing
5.1   Conditions to Closing.   The obligations of each Party to effect or otherwise consummate (or cause the consummation of) the Transactions are subject to the satisfaction or (to the extent permitted by applicable Laws) waiver in writing, at or prior to the Closing, of each of the following conditions:
(a)   Company Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
(b)   Governmental Approvals.
(i)   Any waiting period applicable to the consummation of the Transactions under the HSR Act shall have expired or been terminated;
(ii)   the CFIUS Approval shall have been obtained;
(iii)   the DCSA Approval shall have been obtained;
(iv)   at least 60 days shall have elapsed since the Company submitted the notification to DDTC pursuant to Section 122.4(b) of the ITAR; and
(v)   each other Required Regulatory Approval set forth on Section 5.1(b) of the Parent Disclosure Schedule shall have been obtained.
(c)   No Restraints.   No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Transactions shall have been issued by any court of competent jurisdiction or other Governmental Authority and remain in effect, and no statute, rule, regulation or Order will have been enacted, entered, enforced or deemed applicable to the Merger that makes consummation of the Merger illegal (any such Order, injunction, order, statute, rule or regulation, a “Legal Restraint”).

5.2   Additional Conditions Precedent to Parent’s Obligations.   The obligations of each of Parent and Merger Sub to effect or otherwise consummate (or cause the consummation of) the Transactions are subject to the satisfaction or (to the extent permitted by applicable Laws) waiver in writing by Parent and Merger Sub, at or prior to the Closing, of each of the following conditions:
(a)   Accuracy of Representations.
(i)   Each of the representations and warranties of the Company set forth in Section 2.1, Section 2.2, the first sentence of Section 2.5(d), Section 2.6(b) and Section 2.28 shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date, as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all material respects as of such date).
(ii)   The representations and warranties of the Company set forth in Section 2.9(a)(ii) shall be accurate in all respects as of the date of this Agreement.
(iii)   The representations and warranties of the Company set forth in Section 2.5(a) shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific date, which shall have been accurate in all respects as of such date), except for inaccuracies in such representations and warranties that are de minimis relative to the total fully-diluted equity capitalization of the Company.
(iv)   Each of the representations and warranties of the Company set forth in Section 2 (other than Section 2.1, Section 2.2, Section 2.5(a), the first sentence of Section 2.5(d), Section 2.6(b), Section 2.9(a)(ii) and Section 2.28), without giving effect to any materiality qualifications set forth therein, shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all respects as of such date), except where such inaccuracies, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(b)   Performance of Covenants.   The Company shall have complied with and performed, in all material respects, each of the covenants and obligations required by this Agreement to be complied with or performed at or prior to the Closing.
(c)   Closing Certificate.   Parent shall have received from the Company, a certificate executed by the Chief Executive Officer and Chief Financial Officer of the Company confirming that the conditions set forth in Section 5.2(a), Section 5.2(b) and Section 5.2(d) have been satisfied.
(d)   No Company Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect that is continuing, and no Effect shall have occurred or shall exist that, in combination with any other Effects in existence, would reasonably be expected to have or result in, a Company Material Adverse Effect.
5.3   Additional Conditions Precedent to the Company’s Obligations.   The obligations of the Company to effect or otherwise consummate (or cause the consummation of) the Transactions are subject to the satisfaction or (to the extent permitted by applicable Laws) waiver in writing by the Company, at or prior to the Closing, of each of the following conditions:
(a)   Accuracy of Representations.
(i)   Each of the representations and warranties of Parent set forth in Section 3.1, Section 3.2 and Section 3.12 shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all material respects as of such date).

(ii)   Each of the representations and warranties of Parent set forth in Section 3 (other than Section 3.1, Section 3.2 and Section 3.12), without giving effect to any materiality qualifications set forth therein, shall have been accurate in all respects as of the date of this Agreement and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (except for any such representations and warranties made as of a specific date, which shall have been accurate in all respects as of such date), except where any such inaccuracies would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or impair Parent or Merger Sub’s ability to perform or comply with its respective obligations under this Agreement or to consummate the Transactions.
(b)   Performance of Covenants.   Parent, Merger Sub and the Preferred Equity Issuer shall have complied with and performed, in all material respects, the covenants and obligations required by this Agreement to be complied with or performed by such Person, at or prior to the Closing.
(c)   Closing Certificate.   The Company shall have received a certificate executed by an executive officer of Parent confirming that the conditions set forth in Section 5.3(a) and Section 5.3(b) have been satisfied.
Section 6.   Termination
6.1   Termination.   This Agreement may be terminated prior to the Closing:
(a)   by mutual written consent of Parent and the Company;
(b)   by either Parent or the Company if the Closing has not occurred on or before the date that is nine months after the date of this Agreement (the “End Date”); provided, however, that if all of the conditions to Closing set forth in Section 5 have been satisfied or waived (or by their nature are to be satisfied at the Closing), except for the conditions set forth in Section 5.1(b), or Section 5.1(c), then the End Date shall be automatically extended to the date that is one year after the date of this Agreement, and if so extended, such date shall be the “End Date;” provided, further, that the right to terminate this Agreement pursuant to this Section 6.1(b) shall not be available to any Party whose breach of its obligations in this Agreement has contributed, in any material respect, to the failure to consummate the Transactions on or prior to the End Date (it being understood that for the purposes of this Section 6.1(b) any such breach by Merger Sub or the Preferred Equity Issuer shall be deemed such a breach by Parent).
(c)   by either Parent or the Company if the consummation of the Transactions would violate any final and nonappealable Legal Restraint; provided that no Party shall be permitted to terminate this Agreement pursuant to this Section 6.1(c) whose breach of any provision of this Agreement contributed, in any material respect, to the issuance or continued existence of such Legal Restraint (it being understood that for the purposes of this Section 6.1(c) any such breach by Merger Sub or the Preferred Equity Issuer shall be deemed such a breach by Parent);
(d)   by either Parent or the Company at any time prior to the Effective Time if (i) the Company Stockholder Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company stockholders shall have taken a final vote on a proposal to adopt this Agreement and (ii) the Company Stockholder Approval is not obtained at such Company Stockholder Meeting;
(e)   by Parent (at any time prior to the receipt of Company Stockholder Approval) if a Triggering Event shall have occurred;
(f)   by Parent if: (i) any of the Company’s representations and warranties contained in this Agreement shall be inaccurate such that the conditions set forth in Section 5.2(a) would not be satisfied; or (ii) any of the Company’s covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 5.2(b) would not be satisfied; provided, however, that, for purposes of clauses (i) and (ii) above, if an inaccuracy in any of the Company’s representations and warranties (as of the date of this Agreement or as of a date subsequent to the date of this Agreement) or a breach of a covenant or obligation by the Company is curable by the Company by the

End Date, then Parent may not terminate this Agreement under this Section 6.1(f) prior to the delivery by Parent to the Company of written notice of such breach, delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the End Date, the shorter of such periods, the “Company Breach Notice Period”) stating Parent’s intention to terminate this Agreement pursuant to this Section 6.1(f) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if (x) such breach has been cured within the Company Breach Notice Period (to the extent capable of being cured) or (y) the Company has the valid right to terminate this Agreement pursuant to Section 6.1(g);
(g)   by the Company if: (i) any of Parent’s representations and warranties contained in this Agreement shall be inaccurate such that the conditions set forth in Section 5.3(a) would not be satisfied; or (ii) any of Parent’s covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 5.3(b) would not be satisfied; provided, however, that, for purposes of clauses (i) and (ii) above, if an inaccuracy in any of Parent’s representations and warranties (as of the date of this Agreement or as of a date subsequent to the date of this Agreement) or a breach of a covenant or obligation by Parent is curable by Parent by the End Date, then the Company may not terminate this Agreement under this Section 6.1(g) prior to the delivery by the Company to Parent of written notice of such breach, delivered at least 30 days prior to such termination (or such shorter period of time as remains prior to the End Date, the shorter of such periods, the “Parent Breach Notice Period”) stating the Company’s intention to terminate this Agreement pursuant to this Section 6.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if (x) such breach has been cured within the Parent Breach Notice Period (to the extent capable of being cured) or (y) Parent has the valid right to terminate this Agreement pursuant to Section 6.1(f);
(h)   by the Company if, prior to obtaining the Company Stockholder Approval, (i) the Company has received a Superior Proposal, (ii) the Company Board has complied in all material respects with Section 4.6(c) and (iii) in accordance with Section 4.6(c)(i), the Company Board enters into a definitive Contract providing for the consummation of such Superior Proposal; provided that substantially concurrently with such termination, the Company Termination Fee is paid pursuant to Section 6.3(b)(iii);
(i)   by the Company if (i) all of the conditions set forth in Section 5.1 and Section 5.2 have been satisfied (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, each of which is capable of being satisfied if the Closing were to occur on the date of termination), (ii) Parent and Merger Sub fail to consummate the Closing by the date the Closing was required to have occurred pursuant to Section 1.2, (iii) the Company has irrevocably notified Parent in writing that the Company stands ready, willing and able to consummate the Closing, (iv) the Company shall have given Parent written notice at least three Business Days prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 6.1(i) and (v) the Closing shall not have been consummated by the end of such three Business Day period.
The Party desiring to terminate this Agreement pursuant to this Section 6.1 (other than pursuant to Section 6.1(a)) shall give written notice of such termination to the other Party setting forth in reasonable detail the provision of this Section 6.1 pursuant to which this Agreement is being terminated.
6.2   Effect of Termination.   In the event of the valid termination of this Agreement pursuant to Section 6.1, this Agreement shall be of no further force or effect; provided, that: (a) Section 2.30, Section 3.13, Section 4.13(e), Section 4.17(d), this Section 6.2, Section 6.3 and Section 7 shall survive the termination of this Agreement; (b) the Confidentiality Agreement and the Guarantee shall survive the termination of this Agreement and shall remain in full force and effect in accordance with their respective terms; (c) if the validity of any termination is challenged by the Company pursuant to a Legal Proceeding, nothing herein shall be deemed to impair the right of a Party to compel specific performance by the other Party of its obligations under this Agreement in accordance with, and subject to the limitations set forth in, Section 7.8; and (d) except as provided in Section 6.3(f) and Section 6.3(g), the termination of this Agreement shall not relieve any Party from any liability for any Willful Breach of this Agreement.
6.3   Expenses; Termination Fees.
(a)   Except as set forth in this Section 6.3, all fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses, whether or not the

Closing occurs; provided that Parent shall be solely responsible for all filing fees incurred in connection with the filings, notices, petitions, statements, registrations or submissions contemplated by Section 4.9, and the Company shall be solely responsible for all fees and expenses incurred in connection with the filing, printing and mailing of the Proxy Statement, including any amendments or supplements thereto. Except as otherwise provided in Section 1.7(d), all transfer and other similar Taxes imposed with respect to the Merger and the other Transactions shall be paid by Parent, Merger Sub or the Company, and expressly shall not be a liability of stockholders of the Company.
(b)   Company Payments.
(i)   If this Agreement is validly terminated by Parent pursuant to Section 6.1(e), then the Company shall promptly (and in any event within two Business Days) pay (or cause to be paid) to Parent or its designee, in cash at the time specified in the following sentence, a nonrefundable fee in the amount of $124,500,000 (the “Company Termination Fee”).
(ii)   If this Agreement is validly terminated (A) by Parent or the Company pursuant to Section 6.1(b) or (B) by Parent or the Company pursuant to Section 6.1(d) and, in the case of each of clause (A) and (B), (1) at or prior to the time of the termination of this Agreement an Acquisition Proposal shall have been publicly disclosed or announced (and with respect to termination pursuant to Section 6.1(d), publicly disclosed, announced or commenced), and such Acquisition Proposal shall not have been withdrawn; and (2) on or prior to the first anniversary of such termination of this Agreement (x) any Acquisition Transaction is consummated or (y) any Company Entity enters into a definitive Contract providing for any Acquisition Transaction (it being understood that, for purposes of this clause (2), each reference to “20%” in the definition of “Acquisition Transaction” shall be deemed to be a reference to “50%”) which is thereafter consummated, then the Company will pay (or cause to be paid) to Parent the Company Termination Fee.
(iii)   If this Agreement is validly terminated by the Company pursuant to Section 6.1(h), then the Company shall, prior to or concurrently with such termination, pay (or cause to be paid) to Parent or its designee the Company Termination Fee; provided that if the Company terminates this Agreement pursuant to Section 6.1(h) to enter into a definitive Contract providing for a Superior Proposal prior to the No Shop Period Start Date, then the “Company Termination Fee” shall mean an amount equal to $51,900,000 and, for the avoidance of doubt, Parent shall not be entitled to a Company Termination Fee pursuant to Section 6.3(b)(i) in such a circumstance.
(iv)   The Company Termination Fee shall be paid by wire transfer of immediately available funds as follows: (x) in the case of clause (i) of this Section 6.3(b), within two Business Days after receipt of notice of termination of this Agreement; (y) in the case of clause (ii) of this Section 6.3(b), upon the consummation of the Acquisition Transaction and (z) in the case of clause (iii) of this Section 6.3(b), prior to or concurrently with such termination.
(c)   Parent Payment.   If this Agreement is validly terminated (i) by the Company pursuant to Section 6.1(g) or Section 6.1(i) or (ii) by Parent pursuant to Section 6.1(b) and, in the case of this clause (ii), at such time the Company would have been entitled to terminate this Agreement pursuant to Section 6.1(g) or Section 6.1(i), then Parent shall pay (or cause to be paid) to the Company, in cash at the time specified in the following sentence, a nonrefundable fee in the amount of $249,000,000 (the “Parent Termination Fee”). The Parent Termination Fee shall be paid by wire transfer of immediately available funds within two Business Days of such termination.
(d)   The Parties acknowledge and agree that (i) the fees and other provisions of this Section 6.3 are an integral part of the Transactions, (ii) without these agreements, the Parties would not enter into this Agreement and the Company Termination Fee and Parent Termination Fee shall not constitute a penalty, but liquidated damages in a reasonable amount that will compensate the Company or Parent, as the case may be, in the circumstances in which the Company Termination Fee or Parent Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. Accordingly, if the Company or Parent, as the case may be, fails to timely pay any amount due pursuant to this Section 6.3 and, in order to obtain such payment, either Parent or the Company, as the case may be, commences a Legal Proceeding that results in a judgment against the other party for the payment of any amount set forth in this Section 6.3 or any portion thereof, the payor Party shall pay the payee Party its reasonable and documented out-of-pocket fees, costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Legal Proceeding, together with interest on such amount or portion thereof at the annual rate of the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment or portion thereof was actually received, or such lesser rate as is the maximum permitted by applicable Laws (collectively, the “Enforcement Expenses”).
(e)   The Parties acknowledge and agree that in no event shall Parent or the Company, as applicable, be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion, whether or not such termination fee may be payable under more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. Nothing in this Section 6.3(e) shall limit the obligations of Parent or the Company, as the case may be, to pay any amounts required to be paid by such Party under Section 6.3(a) in addition to any nonrefundable fee required to be paid by such Party.
(f)   Each of the Parties hereto expressly acknowledges and agrees that if this Agreement is validly terminated pursuant to Section 6.1, Parent’s receipt of the Company Termination Fee, to the extent owed pursuant to Section 6.3(b), and Enforcement Expenses (if any) pursuant to Section 6.3(d), if paid shall constitute the sole and exclusive remedy of Parent, Merger Sub, the Sponsors, the Preferred Equity Issuer, any other Parent Related Parties and all other affected Persons against the Company Entities and any of their respective former, current or future general or limited partners, equityholders, members, managers, Affiliates or Representatives (collectively, the “Company Related Parties”) for all losses and damages in respect of this Agreement, the Transaction Documents, the Transactions, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Law arising out of any breach, termination or failure, and upon payment of the Company Termination Fee to Parent pursuant to this Section 6.3, none of the Company Related Parties shall have any further liability or obligation to Parent or any other affected Person relating to or arising out of this Agreement, the Transaction Documents, the Transactions or the failure of the Merger or the other Transactions to be consummated (except that the Company shall continue to be obligated to Parent for Enforcement Expenses (if any) under Section 6.3(c)) and in such event, Parent and Merger Sub shall not seek to recover any monetary damages or obtain equitable relief from any of the Company Related Parties.
(g)   Each of the Parties hereto expressly acknowledges and agrees that if this Agreement is validly terminated pursuant to Section 6.1, the Company’s receipt of the Parent Termination Fee to the extent owed pursuant to Section 6.3(c), Enforcement Expenses (if any) pursuant to Section 6.3(d), reimbursements and amounts payable under Section 4.9(c) and Section 4.13, if paid shall constitute the sole and exclusive remedy of the Company, the other Company Entities, any other Company Related Parties and all other affected Persons against Parent, Merger Sub, the Sponsors, the Preferred Equity Issuer, the Debt/Preferred Equity Financing Entities and any of their respective former, current or future general or limited partners, equityholders, members, managers, Affiliates or Representatives (collectively, the “Parent Related Parties”) for all losses and damages in respect of this Agreement, the Transaction Documents, the Transactions, the Debt/Preferred Equity Financing, the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Law arising out of any breach, termination or failure, and upon payment of the Parent Termination Fee to the Company pursuant to this Section 6.3, none of the Parent Related Parties shall have any further liability or obligation to the Company or any other affected Person relating to or arising out of this Agreement, the Transaction Documents, the Transactions, the Debt/Preferred Equity Financing or the failure of the Merger or the other Transactions to be consummated (except that Parent shall continue to be obligated to the Company for Enforcement Expenses (if any) under Section 6.3(d) and for any of its expense reimbursement and indemnification obligations contained in Section 4.13) and in such event, the Company shall not seek to recover any monetary damages or obtain equitable relief from any of the Parent Related Parties.

Section 7.   Miscellaneous Provisions
7.1   Notices.   All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States of America return receipt requested, upon receipt; (b) if sent designated for overnight delivery by a nationally recognized overnight air courier (such as Federal Express), one Business Day after mailing; (c) if sent by electronic mail before 5:00 p.m. Denver, Colorado time on a Business Day, when transmitted; (d) if sent by electronic mail after 5:00 p.m. Denver, Colorado time on a Business Day, or on a day other than a Business Day, on the following Business Day; and (e) if otherwise actually personally delivered, when delivered, provided that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any Party shall provide by like notice to the other Parties (it being understood that rejection or other refusal to accept or the inability to deliver because of changed street address or email address of which no notice was given shall be deemed to be receipt of such communication as of the date of such rejection, refusal or inability to deliver):
if to Parent or Merger Sub:
c/o Advent International Corporation
160 Victoria Street
London SW1E 5LB
United Kingdom
Attention: Shonnel Malani
Email: smalani@AdventInternational.co.uk
and
c/o Advent International Corporation
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199
Attention: Stephen Hoffmeister and Amanda Morrison
Email: shoffmeister@AdventInternational.com;
amorrison@adventinternational.com
with a copy (which shall not constitute notice) to:
Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, TX 75201-6950
Attention: James R. Griffin
Facsimile: (214) 746-7779
Email: james.griffin@weil.com
Weil, Gotshal & Manges LLP
110 Fetter Lane
London EC4A 1AY, United Kingdom
Attention: Jonathan Wood
Facsimile: +44 20 7903 0990
Email: jonathan.wood@weil.com
Weil, Gotshal & Manges LLP
100 Federal Street, Floor 34
Boston, MA 02110
Attention: Ramona Y. Nee
Facsimile: (617) 772-8333
Email: ramona.nee@weil.com

if to the Company:
Maxar Technologies Inc.
1300 W. 120th Avenue
Westminster, Colorado 80234
Attention: James C. Lee
Email: jim.lee@maxar.com
with a copy (which shall not constitute notice) to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:
Adam O. Emmerich
John L. Robinson

Facsimile: (212) 403-2000
Email:
AOEmmerich@wlrk.com
JLRobinson@wlrk.com

7.2   Non-Recourse.   Except for the liabilities and obligations of the parties to the Confidentiality Agreement, the Financing Commitments, the Guarantee and the other Transaction Documents under any of the foregoing Contracts to which they are expressly identified as parties, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the Transactions, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future incorporator, member, partner, manager, director, officer, stockholder, equityholder, Affiliate, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future incorporator, member, partner, manager, director, officer, stockholder, equityholder, Affiliate, Representative or assignee of any of the foregoing and the Debt/Preferred Equity Financing Entities (collectively, the “Non-Recourse Party”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the Transactions or based on, in respect of, or by reason of this Agreement or the Transactions or the negotiation, execution, performance, or breach of this Agreement (other than, in each case, the liabilities and obligations of the parties to the Confidentiality Agreement, the Financing Commitments, the Guarantee and the other Transaction Documents under any of the foregoing Contracts to which they are expressly identified as parties), and, to the maximum extent permitted by applicable Laws, each Contracting Party, on behalf of itself and its Affiliates, hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-Recourse Party. Without limiting the foregoing, to the maximum extent permitted by applicable Laws, except as provided in the Confidentiality Agreement, the Financing Commitments, the Guarantee and the other Transaction Documents, (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the Entity form of a Contracting Party or otherwise impute or extend the liability of a Contracting Party to any Non-Recourse Party, whether based on statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance upon any Non-Recourse Party with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.
7.3   Survival.   None of the representations, warranties, covenants or agreements contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing (and there shall be no liability after the Closing in respect thereof except as expressly set forth in this Agreement); provided that Section 4.8, Section 4.13(e) and this Section 7.3 shall survive in accordance with their terms.

7.4   Amendment.   Subject to applicable Laws and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Company Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company stockholders pursuant to the DGCL without such approval. Notwithstanding anything to the contrary in this Agreement, the provisions relating to the Debt/Preferred Equity Financing Entities set forth in Section 4.9(g) (solely with respect to the Preferred Equity Investor Parties), Section 6.3(g), Section 7.2, this Section 7.4, Section 7.11 and Section 7.13 (and any provision of this Agreement to the extent an amendment, a modification, waiver or termination of such provision would modify the substance of the provisions relating to the Debt/Preferred Equity Financing Sources set forth in Section 4.9(g) (solely with respect to the Preferred Equity Investor Parties), Section 6.3(g), Section 7.2, this Section 7.4, Section 7.11 and Section 7.13 may not be amended, modified or altered in a manner adverse to any Debt/Preferred Equity Financing Entity without the prior written consent of the applicable Debt/Preferred Equity Financing Sources).
7.5   Waiver.
(a)   Subject to Section 7.5(b) and Section 7.5(c), at any time prior to the Effective Time, any Party may: (i) extend the time for the performance of any of the obligations or other acts of the other Parties; (ii) waive any inaccuracy in or breach of any representation, warranty, covenant or obligation of the other Party or in any document delivered pursuant to this Agreement; and (iii) waive compliance with any covenant, obligation or condition for the benefit of such Party contained in this Agreement; provided, that any such extension or waiver described in the foregoing clauses (i) through (iii) shall only be effective if made in a written instrument duly executed and delivered by the Party against whom such extension or waiver is to be effective. Any such waiver shall not be deemed to be an amendment of this Agreement subject to Section 7.4.
(b)   No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.
(c)   No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party, and any such waiver shall not be applicable or have any effect, except in the specific instance in which it is given.
7.6   Entire Agreement; Counterparts; Exchanges by Facsimile or Electronic Delivery.   This Agreement, the Confidentiality Agreement, the Company Disclosure Schedule, the Parent Disclosure Schedule, the Guarantee and the Financing Commitments, constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided that, except as otherwise expressly set forth in this Agreement, the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by other electronic delivery shall be sufficient to bind the Parties to the terms and conditions of this Agreement.
7.7   Applicable Laws; Jurisdiction; Waiver of Jury Trial.
(a)   This Agreement and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Transactions shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b)   Each of the Parties (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware) in the event that any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the Transactions or the other Transactions; (ii) irrevocably waives and agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; (iii) agrees that it will not bring any such action or Legal Proceeding in any court other than the Court of Chancery of the State of Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case the United States District Court for the District of Delaware); (iv) agrees that it will not seek to assert by way of motion, as a defense or otherwise, that any such Legal Proceeding (1) is brought in an inconvenient forum, (2) should be transferred or removed to any court other than one of the above-named courts, (3) should be stayed by reason of the pendency of some other proceeding in any court other than one of the above-named courts or (4) that this Agreement may not be enforced in or by the above-named courts; and (v) agrees that service of process upon such Party in any such Legal Proceeding will be effective if notice is given in accordance with Section 7.1.
(c)   EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. NO PARTY TO THIS AGREEMENT WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH OF THE PARTIES CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.7 AND SECTION 7.13. NO PARTY TO THIS AGREEMENT HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 7.7 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.
7.8   Specific Performance.
(a)   The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. It is accordingly agreed that, in addition to any other remedy to which they are entitled at law or in equity, the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement and, in any action for specific performance, each Party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity.
(b)   The Parties further agree that (i) by seeking the remedies provided for in this Section 7.8, a party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 7.8 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 7.8 shall require any party to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 7.8 prior or as a condition to exercising any termination right under Section 6 (and, subject to Section 6.3(f) and Section 6.3(g), pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 7.8 or anything set forth in this Section 7.8 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 6 or pursue any other remedies under this Agreement as are permitted by this Agreement.
(c)   Notwithstanding anything in this Agreement to the contrary, it is explicitly agreed that, subject to the limitations set forth in the next sentence, the Company shall be entitled to an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligations to consummate the Transactions (including to cause Parent to enforce its right to cause the Equity Financing to be funded in accordance with and subject to the terms and conditions set forth in the Equity Commitment Letters) subject to the terms and conditions set forth therein and herein. Notwithstanding anything to the contrary in this Agreement, it is explicitly agreed that the right of the Company to seek an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing to be timely funded to fund a portion of the Required Financing Amount (but not the right of the Company to seek such injunctions, specific performance or other equitable remedies for any other reason) shall be subject to the requirements that: (i) all of the conditions in Section 5.1 and Section 5.2 have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the Closing, but which conditions are capable of being satisfied if the Closing were to occur at such time); (ii) the Company has confirmed in writing that, if specific performance is granted and the Equity Financing and the Debt/Preferred Equity Financing is funded (including any Alternative Debt/Preferred Equity Financing that has been obtained in accordance with, and satisfies the conditions of, Section 4.13(c)), the Company will take such actions that are required of it by this Agreement to consummate the Closing; and (iii) the Debt/Preferred Equity Financing (or, if applicable, the Alternative Debt/Preferred Equity Financing that has been obtained in accordance with, and satisfies the conditions of, Section 4.13(c)) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing. Notwithstanding any provision of this Agreement to the contrary, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to require Parent and Merger Sub to effect the Closing and a payment of the Parent Termination Fee.
(d)   Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party further agrees that it will use its reasonable best efforts to cooperate with the other Parties in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance.
7.9   Disclosure Schedules.   Each of the Company Disclosure Schedule and the Parent Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections set forth in this Agreement. For purposes of this Agreement any disclosure set forth in any particular Section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations, warranties, covenants, agreements or other provisions hereof of the respective Party that are contained in the corresponding Section or subsection of this Agreement, and (b) any other representations, warranties, covenants, agreements or other provisions hereof of the respective Party that are contained in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such representations, warranties, covenants, agreements and other provisions hereof, is reasonably apparent on the face of such disclosure. The Company Disclosure Schedule and Parent Disclosure Schedule shall each be delivered as of the date hereof, and no amendments or modifications thereto shall be made. Any purported update or modification to the Company Disclosure Schedule or the Parent Disclosure Schedule after the date hereof shall be disregarded.
7.10   Assignability.   No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, except that Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement from and after the Effective Time (a) to any of their respective Affiliates; provided that such Affiliates are “United States persons” within the meaning of Section 7701(a)(30) of the Code or (b) to any Debt Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing, it being understood that, in each case, such assignment will not (i) affect the obligations of the parties to the Equity Commitment Letters or any Guarantor pursuant to the Guarantee or (ii) impede or delay the consummation of the Merger or otherwise materially impede the rights of the holders of shares of Company Common Stock and Company Stock-Based Awards pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder.
7.11   No Third-Party Beneficiaries.   Except as set forth in Section 4.9(g) (solely with respect to the Debt/Preferred Equity Financing Entities providing the Preferred Equity Financing), Section 6.3(g), Section 7.2, Section 7.4, this Section 7.11 and Section 7.13 with respect to the Debt/Preferred Equity Financing Entities, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement; provided that:
(a)   following the Effective Time, the provisions of Section 4.8 shall be enforceable by the Indemnified Parties as provided therein; and
(b)   following the Effective Time, the provisions of Section 1.5 or Section 1.6, as applicable, shall be enforceable by each holder of shares of Company Common Stock and Company Stock-Based Awards solely to the extent necessary for any such Person to receive the consideration to which it is entitled pursuant to Section 1.5 or Section 1.6, as applicable.
7.12   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Upon such determination that any provision of this Agreement is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the fullest extent possible.
7.13   Debt/Preferred Equity Financing Entities.   Notwithstanding anything in this Agreement to the contrary, but in all cases subject to and without in any way limiting the rights and claims of Parent or its Affiliates under or pursuant to the Financing Commitments, the Company, on behalf of itself and the other Company Entities hereby:
(a)   agrees that any Legal Proceeding, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt/Preferred Equity Financing Entities, arising out of or relating to, this Agreement, the Debt/Preferred Equity Financing or any of the agreements (including the Debt Commitment Letter or the Preferred Equity Commitment Letter) entered into in connection with the Debt/Preferred Equity Financing or any of the Transactions or transactions contemplated thereby or the performance of any agreements or services hereunder or thereunder, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court;
(b)   agrees that any such Legal Proceeding shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in the Debt Commitment Letter or the Preferred Equity Commitment Letter;
(c)   agrees not to bring or support or permit any of its controlled Affiliates to bring or support any Legal Proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Debt/Preferred Equity Financing Entity, in any way arising out of or relating to, this Agreement, the Debt/Preferred Equity Financing or any of the agreements (including the Debt Commitment Letter or the Preferred Equity Commitment Letter) entered into in connection with the Debt/Preferred Equity Financing or any of the Transactions or transactions contemplated thereby or the performance of any agreements or services hereunder or thereunder, in any forum other than any federal or state court in the Borough of Manhattan, New York, New York;
(d)   irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Legal Proceeding in any such court;
(e)   agrees that service of process upon the Company Entities in any such Legal Proceeding or proceeding shall be effective if notice is given in accordance with Section 7.1;
(f)   knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Laws trial by jury in any Legal Proceeding brought against any Debt/Preferred Equity Financing Entity in any way arising out of or relating to this Agreement, the Debt/Preferred Equity Financing or any of the agreements (including the Debt Commitment Letter or the Preferred Equity Commitment Letter) entered into in connection with the Debt/Preferred Equity Financing or any of the Transactions or transactions contemplated thereby or the performance of any agreements or services hereunder or thereunder;
(g)   agrees that none of the Debt/Preferred Equity Financing Entities shall have any liability to any Company Related Parties arising out of or relating to, this Agreement, the Debt/Preferred Equity Financing or any of the agreements (including the Debt Commitment Letter or the Preferred Equity Commitment Letter) entered into in connection with the Debt/Preferred Equity Financing or any of the Transactions or transactions contemplated thereby or the performance of any agreements or services hereunder or thereunder, whether in law or in equity, whether in contract or in tort or otherwise (the Company, on behalf of itself and the other Company Entities, hereby acknowledge that they have no recourse against, and hereby waive any rights or claims against, the Debt/Preferred Equity Financing Entities in connection therewith);
(h)   agrees that in no event will any Company Related Party be entitled to specific performance of any commitment letter or similar agreement entered into by Parent, the Preferred Equity Issuer or Merger Sub for any Debt/Preferred Equity Financing against the Debt/Preferred Equity Financing Sources providing such Debt/Preferred Equity Financing;
(i)   agrees that no Debt/Preferred Equity Financing Entities shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature;
(j)   agrees that the Debt/Preferred Equity Financing Entities are express third party beneficiaries of, and may enforce, any of the provisions of this Section 7.13; and
(k)   agrees that the provisions in this Section 7.13 and the definition of “Debt/Preferred Equity Financing Entities” shall not be amended in any way that is adverse to any Debt/Preferred Equity Financing Entity without the prior written consent of the relevant Debt/Preferred Equity Financing Sources party to the Debt Commitment Letter or the Preferred Equity Commitment Letter, as applicable.
For the avoidance of doubt, nothing in this Section 7.13 shall limit the rights of Parent, the Preferred Equity Issuer or Merger Sub (or, after the Closing, the Company or any of its Subsidiaries) against the Debt/Preferred Equity Financing Entities under any commitment letter or the agreements, if any, pertaining to the Debt Financing or the Preferred Equity Financing.
7.14   Construction.
(a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.
(b)   Each of the Parties has participated in the drafting and negotiation of this Agreement. The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.
(c)   As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
(d)   The term “or” is not exclusive.
(e)   The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.”
(f)   All accounting terms not expressly defined in this Agreement shall have the meanings given to them under GAAP.
(g)   Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits or Schedules to this Agreement.
(h)   The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
(i)   References to any statute, law or regulation shall be deemed to refer to such statute, law or regulation as amended from time to time and to any rules, regulations or requirements promulgated thereunder.
(j)   Unless otherwise specified in this Agreement, all references in this Agreement to “dollars” or “$” shall mean U.S. Dollars and all amounts in this Agreement shall be paid in U.S. Dollars, and if any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than U.S. Dollars, to the extent applicable, the U.S. Dollar equivalent for such costs, fees and expenses shall be determined by converting such other currency to U.S. Dollars at the foreign exchange rates published in The Wall Street Journal or, if not reported thereby, another authoritative source in effect at the time such amount, cost, fee or expense is incurred, and if the resulting conversion yields a number that extends beyond two decimal points, rounded to the nearest penny.
(k)   Unless otherwise specified in this Agreement, when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded. References to days shall refer to calendar days unless Business Days are specified.
[Remainder of page intentionally left blank]

In Witness Whereof, the Parties have caused this Agreement to be executed as of the date first above written.
Galileo Topco, Inc.
By:
/s/ Amanda McGrady Morrison

 Name:
Amanda McGrady Morrison

 Title:
President

Galileo Parent, Inc.
By:
/s/ Amanda McGrady Morrison

 Name:
Amanda McGrady Morrison

 Title:
President

Galileo Bidco, Inc.
By:
/s/ Amanda McGrady Morrison

 Name:
Amanda McGrady Morrison

 Title:
President

Maxar Technologies Inc.
By:
/s/ Daniel L. Jablonsky

 Name:
Daniel L. Jablonsky

 Title:
President and Chief Executive Officer

[Signature Page to Merger Agreement]

Exhibit A
Certain Definitions
For purposes of the Agreement (including this Exhibit A):
“Acceptable Confidentiality Agreement” means a confidentiality agreement to which the Company is a party that is no less favorable in all material respects, in the aggregate, to the Company than the Confidentiality Agreement; provided, that shall not restrict compliance by the Company with the terms of this Agreement; provided further, that such confidentiality agreement need not contain any “standstill” or similar provisions. For the avoidance of doubt, (i) a joinder to an Acceptable Confidentiality Agreement pursuant to which a third party agrees to be bound by the confidentiality and use provisions of an Acceptable Confidentiality Agreement and (ii) clean team agreement entered into with respect to the treatment of competitively sensitive information of the Company shall each be an Acceptable Confidentiality Agreement.
“Acquisition Proposal” means any bona fide offer or proposal made by a person or group (other than an offer or proposal made or submitted by Parent) providing for an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of transactions (other than the Transactions) providing for:
(a)   any merger, exchange, consolidation, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, takeover offer, tender offer, exchange offer or other similar transaction: (i) in which the Company or any of its Significant Subsidiaries is a constituent corporation and which would result in a Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of its Significant Subsidiaries; (ii) in which a Third Party or “group” (as defined in the Exchange Act) of Third Parties directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of the Company or any of its Significant Subsidiaries; or (iii) in which the Company or any of its Significant Subsidiaries issues to a Third Party securities representing more than 20% of the outstanding securities of any class of voting securities of such Entity or any of its Significant Subsidiaries; or
(b)   any sale, lease, exchange, transfer, license, acquisition or disposition of any business or assets to a Third Party that constitute or account for 20% or more of the consolidated net revenues or consolidated net income (measured based on the twelve months prior to the date of determination) or consolidated assets (measured based on the twelve months prior to the date of determination) of the Company.
“Advent Sponsors” has the meaning set forth in the Recitals.
“Adverse Recommendation Change” has the meaning set forth in Section 4.6(b).
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.
“Agreement” means the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.
“Alternative Debt/Preferred Equity Financing” has the meaning set forth in Section 4.13(c).
“Anti-Corruption Laws” means any Laws relating to, restricting or prohibiting bribery or corruption, including (a) the U.S. Foreign Corrupt Practices Act of 1977, (b) the UK Bribery Act 2010, (c) the Corruption of Foreign Public Officials Act (Canada) and (d) the Criminal Code (Canada).
“Anti-Money Laundering Laws” means the PATRIOT Act or any other similar Laws prohibiting money laundering or terrorism financing.

“Antitrust Laws” has the meaning set forth in Section 4.9(b).
“BCI Sponsor” has the meaning set forth in the Recitals.
“Book-Entry Shares” has the meaning set forth in Section 1.7(c).
“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized or obligated by applicable Laws to close.
“Canadian Securities Authorities” means the Ontario Securities Commission and any other applicable securities commissions or securities regulatory authority of a province of Canada.
“Canadian Securities Laws” means the Securities Act (Ontario), and any other applicable Canadian provincial laws, rules and regulations and published policies thereunder.
“Cancelled Shares” has the meaning set forth in Section 1.5(b).
“Capitalization Date” has the meaning set forth in Section 2.5(a).
“Cause” means, (a) for an individual covered by an individual employment agreement that includes a definition of Cause, Cause, as defined in such employment agreement, (b) for an individual covered by the Company Change in Control Severance Plan, Cause, as defined in such plan, and (c) for all other employees of the Company and its Subsidiaries, Cause as defined in the U.S. Employee Severance Plan.
“Certificate” has the meaning set forth in Section 1.7(b).
“CFIUS” means the Committee on Foreign Investment in the United States and each member agency thereof, acting in such capacity.
“CFIUS Approval” means (a) a written determination from CFIUS to the effect that the Transactions do not constitute a “covered transaction” pursuant to 31 C.F.R. § 800.213, (b) a written determination from CFIUS to the effect that review or investigation of the Transactions under the CFIUS Laws has been concluded and that a determination has been made that there are no unresolved national security concerns and all action under the CFIUS Laws has been concluded, or (c) following an investigation conducted by CFIUS pursuant to 31 C.F.R. § 800.507, CFIUS has reported the Transactions to the President of the United States and either (i) the President of the United States has made a decision not to suspend or prohibit such transaction pursuant to his authorities under Section 721 of the Defense Production Act of 1950, or (ii) the President of the United States has not taken any action within 15 days from the date he received the report from CFIUS.
“CFIUS Laws” means all Laws relating to CFIUS, including Section 721 of the Defense Production Act of 1950, as codified at 50 U.S.C. Section 4565 and 31 C.F.R. Part 800.
“CFIUS Notice” means a joint voluntary notice and all accompanying materials with respect to the Transactions prepared by the Parties and submitted to CFIUS in accordance with the requirements of Section 721 of the Defense Production Act of 1950.
“Closing” has the meaning set forth in Section 1.2(a).
“Closing Date” has the meaning set forth in Section 1.2(a).
“Closing Payments Letters” has the meaning set forth in Section 3.7(a).
“Code” means the United States Internal Revenue Code of 1986.
“Communications Act” means the Communications Act of 1934, as amended, and the implementing rules and regulations of the FCC.
“Communications Authorizations” has the meaning set forth in Section 2.19(a).
“Communications Laws” has the meaning set forth in Section 2.19(a).
“Company” has the meaning set forth in the Preamble.

“Company Associate” means any current or former officer, employee (full-time or part-time), independent contractor, consultant or director of or to any of the Company Entities.
“Company Balance Sheet” means the audited consolidated balance sheet of the Company as of December 31, 2021, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
“Company Board” means the Company’s board of directors.
“Company Board Recommendation” has the meaning set forth in Section 2.2(b).
“Company Breach Notice Period” has the meaning set forth in Section 6.1(f).
“Company Common Stock” means the common stock, $0.01 par value per share, of the Company.
“Company Disclosure Schedule” means the Company Disclosure Schedule that has been delivered by the Company to Parent on the date of the Agreement.
“Company DSU” means each deferred stock unit representing the right to vest in and be issued shares of Company Common Stock by the Company, whether granted by the Company pursuant to a Company Equity Plan, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.
“Company Earth Station” means telemetry, tracking and control and transmitting or receiving earth station facilities, in each case that is either owned or leased for use by a Company Entity.
“Company Entity” means (a) the Company and (b) each of the Company’s Subsidiaries.
“Company Entity Returns” has the meaning set forth in Section 2.21(a).
“Company Equity Plans” means the 2017 Long-Term Incentive Plan, the Omnibus Equity Incentive Plan, the 2019 Incentive Award Plan, the Deferred Stock Unit Plan, and the DigitalGlobe Employee Stock Option Plan.
“Company Financial Advisor” means J.P. Morgan Securities LLC.
“Company IP” means all Intellectual Property (i) owned or purported to be owned by any of the Company Entities, or (ii) otherwise used, practiced or held for use or practice by any Company Entity in the conduct and operations of their respective businesses as currently conducted.
“Company IT Systems” means all computer systems, networks, equipment, servers, Software, electronic data processing systems, information systems, record keeping systems, communications systems, platforms, peripherals and other computer hardware, in each case, owned, used, leased or licensed by any Company Entity.
“Company Material Adverse Effect” means any effect, change, claim, event or circumstance (each, an “Effect”) that is individually or in the aggregate with all other Effects, materially adverse to the business, financial condition or operations of the Company Entities, taken as a whole; provided that no Effect resulting or arising from any of the following matters, alone or in combination, shall be deemed to constitute or be taken into account in determining whether there has occurred a “Company Material Adverse Effect”: (i) changes or proposed changes in applicable Laws (or the interpretation thereof); (ii) changes in the financial, securities, currency, capital, credit or commodities markets (including changes in the prices of commodities) or in general economic, political or regulatory conditions in any jurisdiction in which the Company Entities operate; (iii) changes, developments or conditions generally affecting any industry in which the Company Entities operate or the industries to which the Company and its Subsidiaries sell their products, solutions and services; (iv) (A) geopolitical conditions, acts of God, war, sabotage, terrorism or disasters (including hurricanes, tornadoes, floods, fires, explosions, earthquakes, weather-related events and other natural or man-made disasters or other force majeure events or occurrences), cyber-attacks, data breaches, armed hostilities, acts of insurrection, political unrest, riots or any escalation or worsening thereof or (B) the geopolitical dispute between the Russian Federation and Ukraine and any evolution or worsening thereof; (v) epidemics, pandemics or disease outbreaks (including COVID-19) or worsening thereof, or applicable

Laws (or the interpretation thereof) adopted in response thereto, including any COVID-19 Measures; (vi) the announcement, pendency or consummation of the Transactions or the identity of Parent, the Sponsors, the Debt/Preferred Equity Financing Sources or any of their respective Affiliates, or any facts or circumstances relating to Parent, including the effect of any of the foregoing on the relationships, contractual or otherwise, of the Company Entities with clients, customers, resellers, employees (including the departure or termination of any officer, director, employee or independent contractor of any Company Entity), suppliers, vendors, service providers, counterparties or Governmental Authorities; (vii) Effects relating to or arising from WorldView Legion, including any adverse Effect relating to or arising from the launch of any WorldView Legion satellite or the failure thereof or any damage to or the destruction of any satellite in connection therewith, any failure of any WorldView Legion satellite to deploy fully or any Effect relating to or arising from the post-launch functionality or performance of WorldView Legion, or the failure of WorldView Legion to perform as anticipated or at all (any such materially adverse Effect described in this clause (vii), a “WorldView Legion Event”); (viii) any decline in the stock price of the Company Common Stock or any failure to meet any internal or analysts’ projections, forecasts or predictions in respect of financial performance (it being understood that any underlying facts giving rise or contributing to such decline or failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account in determining whether there has been a Company Material Adverse Effect); (ix) any action taken (or omitted to be taken) by Parent, the Sponsors, the Debt/Preferred Equity Financing Sources or any of their respective Affiliates or at the request or with the consent of Parent, the Sponsors or any of their respective Affiliates, in each case following the date hereof or which action or omission is required by Law; (x) changes or proposed changes in GAAP (or the interpretation thereof); or (xi) any litigation relating to or resulting from this Agreement or the Transactions; except that, in the case of clauses (i), (ii), (iii), (iv)(A), (v) and (x) above to the extent such Effects that are not otherwise excluded from the definition hereof may be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent (but only to the extent) that they have disproportionate adverse impact on the Company Entities, taken as a whole, relative to other similarly situated companies in the industry or industries and in the geographic markets in which the Company Entities conduct their business after taking into account the size of the Company relative to such other companies.
“Company NOAA Authorizations” has the meaning set forth in Section 2.18(c).
“Company Pension Plan” means each (a) Company Plan that is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA or (b) other occupational pension plan, including any final salary or money purchase plan.
“Company Plan” means any plan, program, policy, practice, agreement or Contract providing for compensation, severance, termination pay, deferred compensation, incentive equity or equity-based, change in control, retention, performance awards, stock or stock-related awards, bonus, fringe benefits, health and welfare, retirement benefits or other benefits or remuneration of any kind, whether or not in writing and whether or not funded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA (whether or not ERISA is applicable to such plan): (a) that is maintained, sponsored or contributed to, or required to be maintained, sponsored or contributed to, by any of the Company Entities for the benefit of any Company Associate; or (b) with respect to which any of the Company Entities has or may incur or become subject to any liability or obligation.
“Company Preferred Stock” means the Preferred Stock, $0.01 par value per share, of the Company.
“Company PSU” means each performance share unit representing the right to vest in and be issued shares of Company Common Stock by the Company, whether granted by the Company pursuant to a Company Equity Plan, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.
“Company Registered IP” means all issued Patents, pending Patent applications, Mark registrations, pending applications for registration of Marks, Copyright registrations, pending applications for registration of Copyrights, and Internet domain name registrations, in each case, owned or purported to be owned by any Company Entity.
“Company Related Parties” has the meaning set forth in Section 6.3(f).

“Company RSU” means each restricted stock unit representing the right to vest in and be issued shares of Company Common Stock by the Company, whether granted by the Company pursuant to a Company Equity Plan, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.
“Company SAR” means a right to purchase shares of Company Common Stock from the Company or to receive a cash payment from the Company equal to the difference between the fair market value of a share Company Common Stock and the exercise price of such stock right, whether granted by the Company pursuant to a Company Equity Plan, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.
“Company SEC Documents” has the meaning set forth in Section 2.7(a).
“Company Securities” has the meaning set forth in Section 2.5(d).
“Company Software” means all Software the Copyright in which is owned or purported to be owned by any Company Entity.
“Company Stock-Based Awards” means all Company SARs, Company RSUs, Company PSUs and Company DSUs.
“Company Stockholder Approval” has the meaning set forth in Section 2.2(a).
“Company Stockholder Meeting” has the meaning set forth in Section 4.6(a).
“Company Termination Fee” has the meaning set forth in Section 6.3(b)(i).
“Compliant” means with respect to the Required Information, that such Required Information does not contain any untrue statement of a material fact regarding any Company, or omit to state any material fact regarding any Company necessary in order to make such Required Information not materially misleading under the circumstances.
“Conditional Redemption Notice” has the meaning set forth in Section 4.11(a).
“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of October 19, 2022, between Advent International Corporation and the Company.
“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Permit).
“Continuing Employees” means any employee of any Company Entity who continues employment with Parent or any of its Subsidiaries (including the Surviving Corporation or any of its Subsidiaries) after the Effective Time.
“Contract” means any legally binding agreement, contract, subcontract, lease, note or any other similar obligation; provided, however, that Contract shall not include any Company Plan.
“Contracting Parties” has the meaning set forth in Section 7.2.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.
“COVID-19 Measures” means (a) any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar applicable Laws, directives, guidelines or recommendations promulgated by any industry group or any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and Families First Act, or any other reasonable response to COVID-19 (including any such response undertaken by any similarly situated industry participants) and (b) the reversal or discontinuation of any of the foregoing.
“Credit Agreement” means the Amended and Restated Credit Agreement, dated as of June 14, 2022, among Maxar Technologies Inc., as borrower, Royal Bank of Canada, as administrative agent and as collateral agent, and the lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time).
“D&O Policy” has the meaning set forth in Section 4.8(b).
“DCSA” means the Defense Counterintelligence and Security Agency.

v

“DCSA Approval” means a written acknowledgment by DCSA that it has accepted a proposed plan to mitigate any foreign ownership, control or influence with respect to how Parent intends to govern and operate the Company in accordance with the NISPOM Rule.
“DDTC” has the meaning set forth in Section 4.9(b).
“Debt Closing Payments Letter” has the meaning set forth in Section 3.7(a).
“Debt Commitment Letter” has the meaning set forth in Section 3.7(a).
“Debt Financing” has the meaning set forth in Section 3.7(a).
“Debt Financing Sources” means the Persons that have committed to provide or arrange or otherwise have entered into the Debt Commitment Letter, including any joinder agreements or credit agreements pursuant thereto or relating thereto, or any other agreements in connection with all or any part of the Debt Financing described therein (or any Alternative Debt/Preferred Equity Financing in respect thereof).
“Debt/Preferred Equity Financing” has the meaning set forth in Section 3.7(a).
“Debt/Preferred Equity Financing Entities” means the Debt/Preferred Equity Financing Sources, together with their Affiliates and their Affiliates’ current or future officers, directors, employees, agents, Representatives, stockholders, equityholders, controlling Persons, limited partners, managers, members or partners and their successors and assigns.
“Debt/Preferred Equity Financing Sources” means the Persons that have committed to provide or arrange or otherwise have entered into the Debt Commitment Letter (including the Debt Financing Sources) or the Preferred Equity Commitment Letter (including the Preferred Equity Investor Parties), as applicable, including any joinder agreements, credit agreements, purchase agreements, investor rights agreements, shareholder agreements or certificates of designation pursuant thereto or relating thereto, or any other agreements in connection with all or any part of the Debt/Preferred Equity Financing described therein (or any Alternative Debt/Preferred Equity Financing in respect thereof).
“Definitive Agreements” has the meaning set forth in Section 4.13(b).
“DGCL” means the Delaware General Corporation Law.
“Disability” means the absence of the employee from the employee’s duties with the Company and its Subsidiaries on a full-time basis for 180 consecutive Business Days as a result of incapacity due to mental or physical illness that is determined to be total and permanent.
“Dissenting Shares” has the meaning set forth in Section 1.10.
“DOL” means the United States Department of Labor.
“DTC” has the meaning set forth in Section 1.7(c).
“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System.
“Effective Time” has the meaning set forth in Section 1.2(b).
“End Date” has the meaning set forth in Section 6.1(b).
“Enforcement Expenses” has the meaning set forth in Section 6.3(d).
“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.
“Environmental Law” means any applicable Law concerning the protection of the environment or natural resources, pollution or the presence, handling, labeling, recycling, generation, use, storage, treatment, transportation, disposal, release or threatened release of, or exposure to Hazardous Materials.

“Equitable Exceptions” has the meaning set forth in Section 2.2(a).
“Equity Commitment Letter” has the meaning set forth in the Recitals.
“Equity Financing” has the meaning set forth in the Recitals.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ESPP” has the meaning set forth in Section 1.6(d).
“Exchange Act” means the Securities Exchange Act of 1934.
“Excluded Party” means any Person or group of Persons (a) from whom the Company or any of its Representatives receives an Acquisition Proposal during the Go-Shop Period; and (b) whose Acquisition Proposal the Company Board determines, during the Go-Shop Period, in good faith (after consultation with its independent financial advisor and outside legal counsel) constitutes or could reasonably be expected to lead to or result in, a Superior Proposal; provided that a Person or Persons shall cease to be an Excluded Party, upon the earliest to occur of: (i) such time as the Acquisition Proposal made by such Third Party is withdrawn, cancelled, terminated or otherwise expires and (ii) the time the Company Board determines in good faith (after consultation with its independent financial advisor and outside legal counsel) that such Acquisition Proposal could no longer reasonably be expected to lead to or result in, a Superior Proposal.
“Executive Leadership Team” means the individuals set forth on Section 1.1(a) of the Company Disclosure Schedule.
“FAR” has the meaning set forth in Section 2.17(c).
“FCC” means the Federal Communications Commission.
“FCC Authorizations” has the meaning set forth in Section 2.19(a).
“Financing” has the meaning set forth in Section 3.7(a).
“Financing Commitments” has the meaning set forth in Section 3.7(a).
“Foreign Investment Approvals” means, in relation to Required Regulatory Approvals under applicable Foreign Investment Laws as set forth in Section 5.1(b) of the Parent Disclosure Schedule and in each other jurisdiction where such an approval request is submitted (as required or agreed, or following a request from a Governmental Authority): (a) a written determination from the relevant Governmental Authority that the Transactions are not subject to and do not require clearance under local Foreign Investment Laws, (b) a written determination from the relevant Governmental Authority to the effect that the review or investigation of the Transactions under applicable local Foreign Investment Laws has been concluded and that a determination has been reached that there are no unresolved national security concerns or (c) the expiry or termination of an applicable waiting period (including any extensions thereto, agreed or imposed) under applicable local Foreign Investment Laws such that the Transactions may proceed (without restriction or prohibition under Foreign Investment Laws) with respect to that jurisdiction.
“Foreign Investment Laws” means all applicable Laws (other than Antitrust Laws) that are designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in or control over domestic equities, Entities, assets, land or other holdings for reasons that might harm national security or other public policy.
“Foreign Person” has the meaning set forth in Section 3.7(b)(viii).
“GAAP” means generally accepted accounting principles in the United States of America.
“Go-Shop Period” has the meaning set forth in Section 4.3.
“Good Reason” means, (a) for an individual covered by an individual employment agreement that includes a definition of Good Reason, Good Reason, as defined in such employment agreement, (b) for an individual covered by the Company Change in Control Severance Plan, Good Reason, as defined in such plan and (c) for all other employees of the Company and its Subsidiaries, Good Reason as defined in the U.S. Employee Severance Plan.
“Government Bid” means any offer, quotation, bid or proposal with any Governmental Authority or any prime contractor which, if accepted, would reasonably be expected to result in a Government Contract.

“Government Contract” means any Contract by or between any Company Entity, on the one hand, and any (a) Governmental Authority, (b) prime contractor of a Governmental Authority in its capacity as a prime contractor or (c) subcontractor with respect to any Contract of a type described in clauses (a) or (b), on the other hand. A task, purchase, delivery or work order under a Government Contract does not constitute a separate Government Contract, but is considered part of the Government Contract to which it relates.
“Governmental Authority” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal) or (d) self-regulatory organization (including NYSE and TSX).
“Guarantee” has the meaning set forth in the Recitals.
“Guarantor” has the meaning set forth in the Recitals.
“Hazardous Materials” means any material, substance or waste that is (a) defined, classified or otherwise characterized as “hazardous,” or “toxic,” or as a “pollutant,” a “contaminant,” or words of similar meaning and regulatory effect under Environmental Laws or (b) a radioactive material, petroleum or petroleum product, oil, poly and perfluoroalkyl substances, polychlorinated biphenyls or asbestos in any form.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder.
“ICE” has the meaning set forth in Section 2.22(e).
“In-Orbit Company Satellite Reports” has the meaning set forth in Section 2.18(a).
“In-Orbit Satellite” means each satellite owned by a Company Entity that is in orbit, including GeoEye-1, WorldView-1, WorldView-2 and WorldView-3.
“Indebtedness” means, with respect to any Person and without duplication, any of the following monetary liabilities or obligations: (a) indebtedness for borrowed money (other than letters of credit, surety bonds or bank guarantees); (b) indebtedness evidenced by bonds, debentures, notes or other similar instruments or debt securities; (c) liabilities for reimbursement of any obligor on letters of credit, banker’s acceptances or similar instruments, in each case solely to the extent funds have been drawn and are payable thereunder; (d) liabilities pursuant to leases required to be capitalized under GAAP (other than any liabilities pursuant to leases which would not have been required to be capitalized under GAAP prior to the implementation of ASC 842); (e) liabilities arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates; (f) any deferred acquisition purchase price or “earn-out” agreements related to past acquisitions; (g) securitization, factoring or other similar arrangements; (h) all guarantees of the obligations of other Persons of the type described in clauses (a) through (g) above and (i) all obligations of other Persons of the type described in clauses (a) through (h) above secured by any Lien on property of such Person; provided that Indebtedness shall not include (x) accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business and (y) liabilities or obligations solely between Company Entities.
“Indemnified Parties” has the meaning set forth in Section 4.8(a).
“Indentures” means, collectively, (a) the Indenture, dated as of June 14, 2022, by and between the Company and Wilmington Trust, National Association, as trustee and collateral agent and (b) the Indenture, dated as of June 25, 2020, by and between the Company and Wilmington Trust, National Association, as trustee and collateral agent, in each case as amended, restated, supplemented or otherwise modified from time to time;

“Indenture” means each of (a) and (b) individually.
“Intellectual Property” means all intellectual property and industrial property, and all corresponding rights, whether protected, created or arising under the Laws of the United States or any other jurisdiction throughout the world or under any international convention, including all: (a) patents and patent applications, including all continuations, divisionals, continuations-in-part, provisionals and patents issuing on any of the foregoing, and all reissues, reexaminations, substitutions, renewals and extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, product names, trade dress, slogans, logos, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing. and all applications, registrations, renewals and extensions of any of the foregoing (collectively, “Marks”); (c) Internet domain names; (d) copyrights in works of authorship (including Software as a work of authorship), and all registrations, applications, renewals, extensions and reversions of any of the foregoing and all moral rights, however denominated (collectively, “Copyrights”); and (e) trade secret (as such term is defined under the Uniform Trade Secrets Act) (“Trade Secrets”).
“Intervening Event” means a material fact, event, change, development or set of circumstances that was not known or reasonably foreseeable to the Company Board as of the date hereof (or if known to the Company Board as of the date hereof, the consequences of which were not known or reasonably foreseeable to the Company Board as of the date hereof) and becomes known to the Company Board prior to the time the Company Stockholder Approval is obtained; provided that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (a) the receipt, existence of or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof; (b) changes in the market price or trading volume of the shares of Company Common Stock or the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period and (c) any material fact, event, change, development or set of circumstances relating to WorldView Legion, including the launch, deployment and post-launch functionality and performance of WorldView Legion.
“IRS” means the United States Internal Revenue Service.
“ITAR” means the U.S. International Traffic in Arms Regulations.
“Key Employee” has the meaning set forth in Section 4.1(b)(xv).
“Knowledge” of a Party means: (a) with respect to the Company, the actual knowledge of the individuals set forth on Section 1.1(b) of the Company Disclosure Schedule; and (b) with respect to Parent, Merger Sub or the Preferred Equity Issuer, the actual knowledge of the individuals set forth on Section 1.1(b) of the Parent Disclosure Schedule.
“Land Remote Sensing Policy Act” means the Land Remote Sensing Policy Act of 1992, as amended, together with all regulations promulgated thereunder, and the implementing rules and regulations of NOAA.
“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, Order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.
“Leased Real Property” has the meaning set forth in Section 2.13(b).
“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding) or investigation by a Governmental Authority brought by or pending before any Governmental Authority or any arbitrator or arbitration panel.
“Legal Restraint” has the meaning set forth in Section 5.1(c).
“Lender Parties” has the meaning set forth in Section 3.7(a).
“Licensed IP” has the meaning set forth in Section 2.14(b).

“Lien” means any lien, pledge, hypothecation, charge, mortgage, easement, encroachment, imperfection of title, title exception, title defect, right of possession, lease, tenancy license, security interest, encumbrance, claim, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“Losses” has the meaning set forth in Section 4.13(e).
“Made Available” means, with respect to any information, document or other material, that such information, document or other material that: (a) is available on EDGAR as of the date hereof, (b) was posted in the virtual data room maintained by the Company with Intralinks in connection with the Transactions at least 24 hours prior to the execution of this Agreement (c) sent or provided to Parent’s counsel set forth in Section 7.1 prior to the execution of this Agreement.
“Material Contract” has the meaning set forth in Section 2.16(a).
“Material Customer” means the top 15 customers of the Company Entities determined based on the actual revenue received by the Company (on a consolidated basis) during the 12 months ended September 30, 2022.
“Material Supplier” means the top 10 suppliers of the Company Entities determined on the basis of the actual amounts paid for goods and services by the Company (on a consolidated basis) during the 12 months ended September 30, 2022.
“Maximum Annual Premium” has the meaning set forth in Section 4.8(b).
“Merger” has the meaning set forth in the Recitals.
“Merger Consideration” has the meaning set forth in Section 1.5(a).
“Merger Sub” has the meaning set forth in the Preamble.
“MI 61-101” means Canadian Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions.
“NISPOM Rule” means the National Industrial Security Program Operating Manual, as codified at 32 C.F.R. Part 117.
“No Shop Period Start Date” has the meaning set forth in Section 4.3.
“NOAA” means the National Oceanic and Atmospheric Administration, an agency of the U.S. Department of Commerce.
“Non-Recourse Party” has the meaning set forth in Section 7.2.
“Notes” means, collectively, (a) the 7.750% Senior Secured Notes due 2027 issued by the Company pursuant to the Indenture, dated as of June 14, 2022, by and between the Company and Wilmington Trust, National Association, as trustee and collateral agent and (b) the 7.54% Senior Secured Notes due 2027 issued by the Company pursuant to the Indenture, dated as of June 25, 2020, by and between the Company and Wilmington Trust, National Association, as trustee and collateral agent.
“Notice of Change” has the meaning set forth in Section 4.6(c)(i).
“Notice of Change Period” has the meaning set forth in Section 4.6(c)(i).
“Notice of Intervening Event” has the meaning set forth in Section 4.6(c)(ii).
“Notice of Intervening Event Period” has the meaning set forth in Section 4.6(c)(ii).
“NYSE” means the New York Stock Exchange.

x

“Open Source Software” means any Software that is, or that is derived in any manner (in whole or in part) from any Software that is, licensed, provided, distributed or made available as “free software,” “open source software,” “copyleft software,” “freeware” or “shareware” or under similar licensing or distribution models, including Software licensed pursuant to the GNU General Public License, the GNU Library General Public License, the GNU Lesser General Public License, the Affero General Public License, the Mozilla Public License, the Common Development and Distribution License, the Eclipse Public License, any Creative Commons “sharealike” license, or any license that is, or is substantially similar to, a license now or in the future approved by the Open Source Initiative.
“Order” means any order, writ, injunction, judgment or decree.
“Owned IP” has the meaning set forth in Section 2.14(b).
“Owned Real Property” has the meaning set forth in Section 2.13(b).
“Parent” has the meaning set forth in the Preamble.
“Parent Breach Notice Period” has the meaning set forth in Section 6.1(g).
“Parent Disclosure Schedule” means the Parent Disclosure Schedule that has been delivered by Parent to the Company on the date of the Agreement.
“Parent Plans” has the meaning set forth in Section 4.7(a).
“Parent Related Parties” has the meaning set forth in Section 6.3(g).
“Parent Termination Fee” has the meaning set forth in Section 6.3(c).
“Parties” has the meaning set forth in the Preamble.
“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.
“Paying Agent” has the meaning set forth in Section 1.7(a).
“Payment Fund” has the meaning set forth in Section 1.7(a).
“Payoff Amount” has the meaning set forth in Section 4.12(a)(ii).
“Payoff Letter” has the meaning set forth in Section 4.12(a)(ii).
“PBGC” has the meaning set forth in Section 2.23(e).
“Permit” means any: (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law, including Antitrust Laws, Foreign Investment Laws, Trade Control Laws and CFIUS Laws; or (b) right under any Contract with any Governmental Authority.
“Permitted Lien” means: (a) any Lien for current Taxes not yet due and payable, or being contested in good faith by appropriate proceedings and for which reserves have been established in accordance with GAAP; (b) mechanics’, carriers’, workmen’s, repairmen’s, materialmen’s and other Liens arising by operation of Law; (c) Liens that arise or are incurred in the ordinary course of business relating to obligations not yet due on the part of the Company Entities or secure a liquidated amount that is being contested in good faith by appropriate proceeding and for which reserves have been established in accordance with GAAP; (d) pledges or deposits to secure obligations under workers’ compensation laws or similar laws or to secure public or statutory obligations; (e) pledges and deposits to secure the performance of bids, trade Contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (f) easements, encroachments, declarations, covenants, conditions, reservations, limitations and rights of way (unrecorded and of record) and other similar restrictions or encumbrances of record, zoning, building and other similar ordinances, regulations, variances and restrictions, and all defects or irregularities in title, including any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection; (g) pledges or deposits to secure the obligations under existing Indebtedness of the Company Entities; (h) all Liens created or incurred by any owner, landlord, sublandlord or other person in title; (i) minor Liens that do not (individually or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of any of the Company Entities; (j) Liens securing the obligations under the Credit Agreement, Indentures and the Receivables Facility Agreement; (k) Liens described in Section 1.1(c) of the Company Disclosure Schedule; and (l) non-exclusive licenses or similar non-exclusive rights to Intellectual Property granted, in each case, in the ordinary course of business.
“Permitted Redactions” has the meaning set forth in Section 3.7(a).
“Person” means any individual, Entity or Governmental Authority.
“Personal Information” means all information in any form or media that identifies, could be used to identify or is otherwise related to an individual person or device (including any current, prospective or former customer, end user or employee), in addition to any definition for “personal information” or any similar term provided by applicable Law or by any Company Entity in any of its privacy policies, notices or Contracts (e.g., “personal data,” “personally identifiable information” or “PII”).
“Pre-Closing Period” has the meaning set forth in Section 4.1(a).
“Preferred Bidder Status” means a status as a small business concern, a small disadvantaged business, an 8(a) concern, a service-disabled veteran-owned small business concern, a veteran-owned small business concern, a historically underutilized business zone small business concern, a woman-owned small business concern or a “protégé” under a mentor-protégé agreement or program, or any other preferential status in connection with any Governmental Authority contracting program.
“Preferred Closing Payments Letter” has the meaning set forth in Section 3.7(a).
“Preferred Equity Commitment Letter” has the meaning set forth in Section 3.7(a).
“Preferred Equity Financing” has the meaning set forth in Section 3.7(a).
“Preferred Equity Investor Parties” has the meaning set forth in Section 3.7(a).
“Preferred Equity Issuer” has the meaning set forth in the Preamble.
“Privacy Requirements” means all applicable (a) Laws and the Payment Card Industry Data Security Standard, (b) public-facing privacy policies and (c) written Contractual obligations relating to the Processing of Personal Information.
“Process” or “Processing” means any operation or set of operations which is performed on any Personal Information, whether or not by automated means, such as, without limitation, the receipt, access, acquisition, collection, recording, organization, compilation, structuring, storage, safeguarding, adaptation or alteration, retrieval, consultation, use, disclosure by transfer, transmission, dissemination or otherwise making available, alignment or combination, restriction, disposal, erasure or destruction.
“Prohibited Modifications” has the meaning set forth in Section 4.13(a).
“Proxy Clearance Date” has the meaning set forth in Section 4.5(c).
“Proxy Statement” has the meaning set forth in Section 4.5(a).
“Qualifying Termination” means a termination by the Company without Cause, by the individual for Good Reason or due to death or Disability.
“Receivables Facility Agreement” means the Limited Recourse Receivables Purchase Agreement, dated as of September 16, 2016, among the Company and ING Bank N.V. (as amended, restated, supplemented or otherwise modified from time to time).
“Redemption Period” has the meaning set forth in Section 4.11(a).

“Representatives” means, with respect to a Person, any director, officer, employee, agent, attorney, accountant, investment banker, partner, manager, member (if such Person is a member-managed limited liability company or similar entity), financing source or other advisor or representative of such Person, in each case acting in their capacity as such.
“Required Financing Amount” has the meaning set forth in Section 3.7(b)(v).
“Required Information” means all financial statements required by numbered paragraphs 6(a) and 6(b) of Exhibit C to the Debt Commitment Letter.
“Required Regulatory Approvals” has the meaning set forth in Section 2.4.
“Restricted Party List” means any list of designated parties maintained under Sanctions or Trade Control Laws, including the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury and the Entity List maintained by the Bureau of Industry and Security of the U.S. Department of Commerce.
“Rollover Portion” means, with respect to a 2023 Employee RSU, a number of shares of Company Common Stock equal to the excess of (a) the total number of shares of Company Common Stock covered by such 2023 Employee RSU minus (b) the Vesting Portion of such 2023 Employee RSU.
“Sanctioned Country” means any country, region or territory that is the subject of comprehensive Sanctions (as of the date of this Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic).
“Sanctioned Person” means (a) any Person ordinarily located or resident in, or organized under the laws of any Sanctioned Country; (b) any Person named on any Restricted Party List; (c) any Governmental Authority of a Sanctioned Country or Venezuela; and (d) any Person, directly or, to the Knowledge of the Company, indirectly, owned fifty percent (50%) or more or, where applicable under Sanctions, controlled by one or more of any of the foregoing Persons.
“Sanctions” means any economic, trade or financial sanctions laws, regulations, rules or embargoes administered or enforced by the United States (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of Treasury and the U.S. Department of State), the European Union or any EU member state, His Majesty’s Treasury of the United Kingdom, Canada (including without limitation, Canada’s Global Affairs Department) or the United Nations Security Council.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Significant Subsidiary” with respect to an Entity, means any Subsidiary of such Entity that owns assets that constitute or account for 20% or more of the consolidated net revenues, consolidated net income or consolidated assets of such Entity and all of its Subsidiaries taken as a whole.
“Software” means all: (a) software or computer programs of any type, including all software implementations of algorithms, models and methodologies, whether in source code, object code or other form; (b) descriptions, flow-charts and other work product used to design, plan, organize or develop any of the foregoing; (c) screens, user interfaces, report formats, development tools, templates, menus, buttons, images, videos, models and icons; (d) data, databases and compilations of data, including all data and collections of data, whether machine readable or otherwise; and (e) documentation and other materials related to any of the foregoing, including user manuals and training materials.
“Solvent” means, with respect to any Entity, as of any date of determination, (a) the fair value of the assets of such Entity and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debt and liabilities, direct, subordinated, contingent or otherwise, of such Entity and its Subsidiaries on a consolidated basis; (b) the amount of the “fair saleable value” of the assets of such Entity and its Subsidiaries, taken as a whole, exceeds, as of such date, the amount that will be required to pay all “debts” of such Entity and its Subsidiaries, taken as a whole, including contingent liabilities, as such quoted terms are generally determined in accordance with applicable federal Law governing determinations of the insolvency of debtors; (c) such Entity will not have, as of such date, an unreasonably small amount of capital for the operation of the business in which it is engaged or proposed to be engaged; and (d) such Entity will be able to pay its debts, including contingent liabilities, as they mature.
“Sponsors” has the meaning set forth in the Recitals.
“Stockholder Litigation” has the meaning set forth in Section 4.16.
“Subsidiary” means, with respect to a Person, any other Entity in which such Person: (a) directly or indirectly owns or purports to own, beneficially or of record: (i) an amount of voting securities of or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body; or (ii) at least 50% of the outstanding equity, voting or financial interests in such Entity; or (b) any Entity to which such Person is a general partner or managing member (or equivalent).
“Superior Proposal” means a bona fide written offer by a Third Party, made after the date of this Agreement that: (a) did not result from a material breach of Section 4.4; (b) is for at least 50% of the outstanding shares of Company Stock or at least 50% of the consolidated assets of the Company Entities; and (c) is on terms and conditions that the Company Board, in its good faith judgment, after consulting with its independent financial advisor and outside legal counsel, determines to be more favorable from a financial point of view to the Company and the Company stockholders than the Merger, taking into account all relevant terms and conditions of such offer (including the certainty of the proposed financing sources (if financing is required), the certainty of value presented by the proposed transaction consideration, the regulatory approvals that would be required in connection with the consummation of such offer and the certainty that the transaction contemplated by such offer will be consummated in accordance with its terms).
“Surviving Corporation” has the meaning set forth in the Recitals.
“Tail Period” means six years from and after the Effective Time.
“Tax” means any federal, state, local, provincial or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, windfall profits, environmental, customs duties, franchise, withholding, property, sales, use, transfer, accumulated earnings, personal holding company, capital stock, profits, registration, premium, ad valorem, occupancy, occupation, social security, disability, unemployment, workers’ compensation, duty, value added, alternative or add-on minimum, estimated or other similar tax, charge or assessment imposed by a Governmental Authority, including all interest, penalties and additions imposed with respect to such amounts.
“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or compliance with any Tax Law.
“Third Party” means any Person, including any “group” as defined in Section 13(d) of the Exchange Act, other than Parent or any of its Affiliates or any “group” that includes Parent or any of its Affiliates.
“Trade Control Laws” means trade control aspects of the U.S. Export Administration Regulations, ITAR, U.S. customs regulations, and any other U.S. or non-U.S. applicable Laws pertaining to export and import controls, tariffs, safeguards, antidumping and countervailing duties, quotas, antiboycott, and foreign trade zones.
“Transaction Documents” means this Agreement, the Confidentiality Agreement, the Financing Commitments, the Guarantee and each other document, certificate, and instrument being delivered pursuant to this Agreement.
“Transactions” means the Merger and the other transactions contemplated by this Agreement and the other Transaction Documents.

“Treasury Regulations” means any regulations promulgated by the United States Department of the Treasury under the Code.
“Triggering Event” has the meaning set forth in Section 4.6(b).
“TSX” means the Toronto Stock Exchange.
“Vesting Portion” means, with respect to a 2023 Employee RSU, 33% of the number of shares of Company Common Stock (rounded down to the nearest whole share) covered by such 2023 Employee RSU.
“WARN Act” has the meaning set forth in Section 2.22(c).
“Willful Breach” means a material breach or material failure to perform that is the consequence of an act or omission of a Party, with the knowledge that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of this Agreement.
“WorldView Legion” means the fleet of six satellites operated by the Company’s Earth Intelligence segment and referred to in the Company SEC Documents as the “WorldView Legion satellites,” “WorldView Legion constellation” or “WorldView Legion.”

Annex B
December 15, 2022
The Board of Directors
Maxar Technologies Inc.
1300 W 120th Avenue
Westminster, CO 80234
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.0001 per share (the “Company Common Stock”), of Maxar Technologies Inc. (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly-owned subsidiary of Galileo Parent, Inc. (the “Acquiror”). Pursuant to the Agreement and Plan of Merger (the “Agreement”), by and among the Company, the Acquiror, Acquiror’s parent entity, Galileo Topco, Inc. (“Acquiror Parent”), and the Acquiror’s wholly-owned subsidiary, Galileo Bidco, Inc. (“Merger Sub”), the Company will become a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock held in treasury or owned by the Acquiror, Merger Sub or any wholly-owned subsidiary of the Company (in each case, other than any such shares of Company Common Stock held in a fiduciary, representative or other capacity on behalf of third parties) and Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $53.00 per share in cash (the “Consideration”), subject to and in accordance with the Agreement.
In connection with preparing our opinion, we have (i) reviewed a draft dated December 15, 2022 of the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.
In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.
In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company, the Acquiror Parent, the Acquiror or Merger Sub under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement, and that the definitive Agreement will not differ in any material respects from the draft thereof furnished to us. We have also assumed that the representations and warranties made by the Company, the Acquiror Parent, the Acquiror and Merger Sub in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.
Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.
We note that we have not been authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction.
We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company, for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead bookrunner on the Company’s offering of debt securities in June 2022 and as joint lead bookrunner on the Company’s credit facility in June 2022. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with Advent International Corporation (“Advent”), an affiliate of the Acquiror, for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead bookrunner on Advent’s offering of debt securities in February 2022, lead arranger on Advent’s credit facilities in March 2022 and financial advisor to Advent in connection with its acquisition, together with certain co-investors, of McAfee Corp. in March 2022, as well as providing debt syndication, equity underwriting and financial advisory services to Advent portfolio companies. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Advent portfolio companies, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company, the Acquiror or Advent and its portfolio companies for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.
On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the holders of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.
The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC.This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval.

B-2

This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
Very truly yours,
J.P. MORGAN SECURITIES LLC

B-3

Annex C
SECTION 262 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE
§ 262.   Appraisal rights
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, or conversion, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation or conversion nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent or converting corporation in a merger, consolidation or conversion to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title (other than, in each case and solely with respect to a domesticated corporation, a merger, consolidation or conversion authorized pursuant to and in accordance with the provisions of § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for conversion (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent or converting corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263,  § 264 or § 266 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity if such entity is a corporation as a result of the conversion, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation or conversion will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   Repealed by 82 Laws 2020, ch. 256, § 15.
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d) Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation or conversion for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation or conversion, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation or conversion shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation or conversion, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation or conversion, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation or conversion was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent or converting corporation before the effective date of the merger, consolidation or conversion, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent or converting corporation who is entitled to appraisal rights of the approval of the merger, consolidation or conversion and that appraisal rights are available for any or all shares of such class or series of stock of such constituent or converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation or conversion, shall, also notify such stockholders of the effective date of the merger, consolidation or conversion. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation or conversion, either (i) each such constituent corporation or the converting corporation shall send a second notice before the effective date of the merger, consolidation or conversion notifying each of the holders of any class or series of stock of such constituent or converting corporation that are entitled to appraisal rights of the effective date of the merger, consolidation or conversion or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation or conversion, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation or conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation or conversion, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation or conversion, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion. Within 120 days after the effective date of the merger, consolidation or conversion, any person who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation or conversion (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in

§ 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation or conversion the shares of the class or series of stock of the constituent or converting corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation or conversion for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation or conversion, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation or conversion through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   From and after the effective date of the merger, consolidation or conversion, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation or conversion); provided, however, that if no petition for an appraisal is filed within the time provided in subsection (e) of this section, or if a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion within 60 days after the effective date of the merger, consolidation or conversion, as set forth in subsection (e) of this section.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION MAXAR TECHNOLOGIES INC. 1300 W. 120TH AVE WESTMINSTER, CO 80234 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MAXR2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D96176-S61407 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DETACH AND RETURN THIS PORTION ONLY MAXAR TECHNOLOGIES INC PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION The Board of Directors of Maxar Technologies Inc. recommends you vote FOR proposals 1, 2 and 3. 1. To adopt the Agreement and Plan of Merger, dated as of December 15, 2022, by and among Maxar Technologies Inc., Galileo Parent, Inc., Galileo Bidco, Inc. and, solely for the purposes set forth therein, Galileo Topco, Inc., as it may be amended from time to time (the "Merger Agreement"). 2. To approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to named executive officers of Maxar Technologies Inc. that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement. 3. To approve any adjournment of the special meeting of stockholders of Maxar Technologies Inc. (the "Special Meeting"), if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders: The Notice and Proxy Statement is available at www.proxyvote.com. PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION D96177-S61407 MAXAR TECHNOLOGIES INC. Special Meeting of Stockholders [TBD] MT This proxy is solicited by the Board of Directors of Maxar Technologies Inc. The undersigned hereby appoints Howell M. Estes III, Daniel L. Jablonsky or James C. Lee, or each of them, each with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Maxar Technologies Inc., to be held virtually via the internet at www.virtualshareholdermeeting.com/MAXR2023SM, on [TBD] or at any postponement, continuation or adjournment thereof. Shares represented by this proxy will be voted as indicatedon this proxy card, if properly executed. If no such directions are indicated, but the proxy card is properly signed and dated, the shares represented by this proxy will be voted in accordance with the recommendations of the Board of Directors of Maxar Technologies Inc. The Board of Directors of Maxar Technologies Inc. recommends that you vote FOR proposals 1, 2 and 3. Continued and to be signed on reverse side PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION